UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

AFFINITY MEDIA INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.

☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

Common Stock of Affinity Media International Corp., $0.0001 par value per share.

(2) Aggregate number of securities to which transaction applies:

3,956,571 shares of common stock of Affinity Media International Corp.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Calculated based upon: a per share price of $5.88, which represents the average of the bid and ask prices reported on the OTCBB on February 8, 2008.

(4) Proposed maximum aggregate value of transaction:

$39,264,637 (consisting of $16,000,000 in cash and 3,956,571 shares of common stock of Affinity Media International Corp. with a value of $5.88 per share and an aggregate value of $23,264,637) is being paid.

(5) Total fee paid: $1,543.10

☐ Fee paid previously with preliminary materials.

☒ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $1,543.10

(2) Form, Schedule or Registration Statement No.: 14A

(3) Filing Party: Affinity Media International Corp.

(4) Date Filed: November 13, 2007

AFFINITY MEDIA INTERNATIONAL CORP.
1850 Sawtelle Blvd., Suite 470
Los Angeles, CA 90025

___________, __, 2008

Dear Stockholder:

We are pleased to report that the boards of directors of Affinity Media International Corp., which we refer to as Affinity, and Hotels at Home, Inc., a Delaware Corporation, which we refer to as Hotels, have each unanimously approved a merger of Hotels with and into a wholly-owned subsidiary of Affinity under the terms of a merger agreement.

In the merger, Affinity will, in exchange for all of the outstanding shares of capital stock of Hotels, provide total consideration of approximately $30,000,000 comprised of the issuance of 2,456,571 shares of common stock and the delivery of $16,000,000 in cash to the stockholders of Hotels. In addition, the stockholders of Hotels may earn up to an additional 500,000 shares per year of Affinity common stock, or up to an aggregate of 1,500,000 shares of Affinity common stock (the “Earn-out Shares”), if Hotels achieves certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010. Hotels is a privately-held company that publishes in-room retail catalogs and hotel-branded e-commerce web sites for hotels and resorts worldwide .

Affinity has scheduled a special stockholder meeting in connection with the proposed merger and certain related matters. At the meeting you will be asked to consider and vote upon the following proposals:

•
the Merger Proposal - the approval of the proposed merger with Hotels (the “Merger”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2007, and amended as of January 14, 2008, by and among Affinity, Affinity Acquisition Subsidiary Corp., a Delaware Corporation, which we refer to as Merger Sub, Hotels and the stockholders of Hotels, and the transactions contemplated thereby (“Proposal 1” or the “Merger Proposal”);

•
the Amendment Proposal- the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the total number of shares of stock that we will have authority to issue from 16,000,000, of which 15,000,000 are common stock, to 30,000,000, of which 29,000,000 shall be common stock (“Proposal 2” or the “Amendment Proposal”);

•
the Incentive Plan Proposal - the adoption of the 2007 Long-Term Incentive Plan (the “Incentive Plan”) pursuant to which Affinity will reserve 1,400,000 shares of common stock for issuance pursuant to the Incentive Plan (“Proposal 3” or the “Incentive Plan Proposal”);

•
the Director Proposals - to elect five (5) directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is approved; “Proposal 4A”, or the “Director Proposal”); OR - to elect two (2) Class A directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is not approved; “Proposal 4B”, or the “Director Proposal”);

•
the Adjournment Proposal - the adjournment of the Special Meeting (the “Adjournment”), if necessary and appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes for the foregoing proposals (“Proposal 5” or the “Adjournment Proposal”); and

•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

Affinity’s units, shares of common stock and warrants are listed on the Over the Counter Bulletin Board under the symbols AFMIU, AFMI and AFMIW, respectively. If the Merger Proposal is approved, the operations and assets of Hotels will become those of Merger Sub, and Merger Sub’s name will be changed to “Hotels at Home, Inc.” upon consummation of the Merger.

Enclosed is a Notice of Special Meeting and proxy statement containing detailed information concerning the Merger Proposal, the Amendment Proposal, the Incentive Plan Proposal, the Director Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully. We look forward to seeing you at the meeting.

Sincerely,

Peter Engel
Chairman of the Board
and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has determined if the attached proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The proxy statement is dated ________, 2008 and is first being mailed to Affinity stockholders on or about _______, 2008.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF AFFINITY’S INITIAL PUBLIC OFFERING ARE HELD. YOU MUST AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL AND DEMAND THAT AFFINITY CONVERT YOUR SHARES INTO CASH NO LATER THAN THE CLOSE OF THE VOTE ON THE MERGER PROPOSAL TO EXERCISE YOUR CONVERSION RIGHTS. SEE “SPECIAL MEETING OF AFFINITY STOCKHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

SEE ALSO “RISK FACTORS” FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER.

AFFINITY MEDIA INTERNATIONAL CORP.
1850 Sawtelle Blvd., Suite 470
Los Angeles, CA 90025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2008

TO THE STOCKHOLDERS OF AFFINITY MEDIA INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”), including any adjournments or postponements thereof, of Affinity Media International Corp., a Delaware corporation (“Affinity”), will be held at 10:00 a.m., Pacific Time, on ________, 2008, at the offices of Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025, at which you will be asked to consider and vote upon the following:

•
the Merger Proposal - the proposed merger (the “Merger”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2007, and amended as of January 14, 2008, by and among Affinity, Affinity Acquisition Subsidiary Corp., a Delaware Corporation (“Merger Sub”), and Hotels and the stockholders of Hotels, and the transactions contemplated thereby, whereby Hotels will become a wholly-owned subsidiary of Affinity (“Proposal 1” or the “Merger Proposal”) and the stockholders of Hotels shall receive the following consideration:

(i)	the issuance of 2,456,571 shares of Affinity common stock; and
(ii)	$16,000,000 in cash;

In addition, the Hotels stockholders may earn up to an additional 500,000 shares per year of Affinity common stock (the “Earn-out Shares”) up to an aggregate of 1,500,000 Earn-out Shares, if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

•
the Amendment Proposal- the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the total number of shares of stock that we will have authority to issue from 16,000,000, of which 15,000,000 are common stock, to 30,000,000, of which 29,000,000 shall be common stock (“Proposal 2” or the “Amendment Proposal”);

•
the Incentive Plan Proposal - the adoption of the 2007 Long-Term Incentive Plan (the “Incentive Plan”) pursuant to which Affinity will reserve 1,400,000 shares of common stock for issuance pursuant to the Incentive Plan (“Proposal 3” or the “Incentive Plan Proposal”);

•
the Director Proposals -  to elect five (5) directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is approved; “Proposal 4A”, or the “Director Proposal”); OR - to elect two (2) Class A directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is not approved; “Proposal 4B”, or the “Director Proposal”);

•
the Adjournment Proposal - the adjournment of the Special Meeting (the “Adjournment”), if necessary and appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes for the foregoing proposals (“Proposal 5” or the “Adjournment Proposal”); and

•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

These proposals are described in the attached notice of meeting and proxy statement which Affinity urges you to read in its entirety before voting.

The Board of Directors of Affinity has fixed the close of business on __________, 2008, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. A list of the stockholders entitled to vote as of the Record Date at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the Special Meeting at the offices of Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025, telephone number (310) 479-1555 and at the time and place of the meeting during the duration of the meeting.

Affinity will not transact any other business at the Special Meeting, except for business properly brought before the Special Meeting, or any adjournment or postponement thereof, by Affinity’s Board of Directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record of Affinity common stock, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares.

For purposes of Proposal 1, under our amended and restated certificate of incorporation, approval of the Merger Proposal will require: (i) the affirmative vote of a majority of the shares of Affinity’s common stock issued in our initial public offering completed in June 2006 (“IPO”) and our private placement prior to our IPO that are cast on this proposal at the Special Meeting, and (ii) not more than 27.26% of the shares of Affinity’s common stock issued in Affinity’s IPO vote against the Merger Proposal and elect a cash conversion of their shares.

In addition, each Affinity stockholder who holds shares of common stock issued in Affinity’s IPO or purchased following the IPO in the open market has the right to vote against the Merger Proposal and, at the same time, demand that Affinity convert such stockholder’s shares into cash equal to a pro rata portion of the proceeds in the trust account, without interest, which as of September 30, 2007 is equal to $6.00 per share. If the holders of 862,098 or more shares of Affinity’s common stock, an amount equal to more than 27.26% of the total number of shares issued in the IPO, vote against the Merger Proposal and demand conversion of their shares into a pro rata portion of the trust account, then Affinity will not be able to consummate the Merger Proposal. Affinity’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to Affinity’s IPO, presently own an aggregate of approximately 20.0% of the outstanding shares of Affinity common stock. All of our founding stockholders, including all of our officers and directors, have agreed to vote the shares of common stock owned by them immediately before the IPO and the private placement in accordance with the majority of the shares of common stock voted by the public stockholders. Any shares acquired in the private placement that occurred prior to our IPO or purchased in the aftermarket by founding stockholders and their designees (including holders of the 250,000 shares purchased by Mr. Engel, our chief executive officer, and two non-affiliated accredited investors in the private placement) will be voted in favor of the Merger Proposal.

For purposes of Proposal 2, the affirmative vote of holders of a majority of Affinity's common stock outstanding is required to approve the Amendment Proposal. For purposes of Proposal 3, the affirmative vote of holders of a majority of Affinity’s common stock voting on the proposal is required to approve the Incentive Plan Proposal. For purposes of Proposal 4A and 4B, the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors is required. For purposes of Proposal 5, a majority of the votes cast by holders of Common Stock is required for approval.

YOUR VOTE IS IMPORTANT. WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU DESIRE TO VOTE, SINCE IT IS NOT AN AFFIRMATIVE VOTE IN FAVOR OF A RESPECTIVE PROPOSAL, IT: (I) WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER PROPOSAL BUT WILL NOT HAVE THE EFFECT OF CONVERTING YOUR SHARES INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF AFFINITY’S IPO ARE HELD, UNLESS AN AFFIRMATIVE VOTE AGAINST THE MERGER PROPOSAL IS MADE AND AN AFFIRMATIVE ELECTION TO CONVERT SUCH SHARES OF COMMON STOCK IS MADE ON THE PROXY CARD, AND (II)  WILL BE TREATED AS A VOTE AGAINST THE MERGER PROPOSAL.

SEE THE SECTION ENTITLED “RISK FACTORS” BEGINNING ON PAGE ___ FOR A DISCUSSION OF VARIOUS FACTORS THAT YOU SHOULD CONSIDER IN CONNECTION WITH THE MERGER SINCE, UPON THE CONSUMMATION OF THE MERGER, THE OPERATIONS AND ASSETS OF AFFINITY WILL LARGELY BE THOSE OF HOTELS.

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the Special Meeting. The latest date to request the information to be received timely is ________, 2008.

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, Affinity’s officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. Affinity may engage the services of a professional proxy solicitor. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

The Board of Directors of Affinity unanimously recommends that you vote “FOR” Proposal 1, the Merger Proposal, “FOR” Proposal 2, the Amendment Proposal, “FOR” Proposal 3, the Incentive Plan Proposal, “FOR” Director Proposal 4A (if the Merger is approved), “FOR” Director Proposal 4B (if the Merger is not approved) and “FOR” Proposal 5, the Adjournment Proposal.

By Order of the Board of Directors,

Peter Engel
Chairman of the Board
and Chief Executive Officer
_________ __, 2008

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF
AFFINITY MEDIA INTERNATIONAL CORP.

The Board of Directors of Affinity Media International Corp., or Affinity, has unanimously approved an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 24, 2007, and amended as of January 14, 2008, among Affinity, Hotels at Home, Inc., which we refer to as Hotels, the stockholders of Hotels, who we refer to as the Hotels Stockholders, and Affinity Acquisition Subsidiary Corp., which we refer to as Merger Sub, and the transactions contemplated thereby (the “Merger”), whereby Hotels will merge with and into Merger Sub.

If the Merger is consummated and you vote your shares in favor of the Merger Proposal, vote against the Merger Proposal but do not elect a cash conversion in accordance with the instructions provided, or do not vote, you will continue to hold the Affinity securities that you currently own. If the Merger is consummated but you have voted your shares against the Merger Proposal and have elected a cash conversion in accordance with the instructions provided, your Affinity shares will be cancelled and you will receive cash equal to a pro rata portion of the trust account, without interest, up to a maximum of $6.00 per share, which, as of September 30, 2007, was equal to approximately $6.00 per share.

Pursuant to the terms of the Merger Agreement, the stockholders of Hotels will receive aggregate consideration of approximately $30,000,000 consisting of the following:

(i)	the issuance of 2,456,571 shares of Affinity common stock ; and

(ii)	$16,000,000 in cash.

In addition, the Hotels stockholders may earn up to an additional 500,000 shares of Affinity common stock per year (the “Earn-out Shares”) up to an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010. If all of the Earn-out Shares issued, the total value of the consideration received by the Hotel stockholders will be 38,789,849 (using a per share price of $5.76 on January 24, 2008 for the Earn-out Shares).

Affinity’s units, common stock and warrants are currently listed on the Over the Counter Bulletin Board (“OTCBB”) under the symbols AFMIU, AFMI and AFMIW, respectively. Upon consummation of the Merger, the business of Hotels identified in the Merger Agreement will be held by a wholly owned subsidiary of Affinity named Hotels at Home, Inc. Affinity’s units, common stock and warrants will continue to be traded on the OTCBB.

We believe that, generally, for U.S. federal income tax purposes, the Merger will have no direct tax effect on stockholders of Affinity. However, if you vote against the Merger Proposal and elect a cash conversion of your shares of Affinity common stock into your pro-rata portion of the trust account and as a result receive cash in exchange for your Affinity shares, there will be certain tax consequences, such as potentially realizing a gain or loss on your investment in Affinity’s shares. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING YOUR PARTICULAR TAX CONSEQUENCES.

This proxy statement provides you with detailed information about the Merger Proposal, the Amendment Proposal, the Incentive Plan Proposal, the Director Proposals, the Adjournment Proposal and the Special Meeting. We encourage you to carefully read this entire document and the documents incorporated by reference, including the Merger Agreement which is attached hereto as “Annex A” and the Amendment to the Merger Agreement, which is attached hereto as “Annex B”. YOU SHOULD ALSO CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 30.

The Merger cannot be consummated unless at least a majority of the shares of Affinity’s common stock issued in Affinity’s IPO and the private placement and voting at the Special Meeting (whether in person or by proxy) approve and adopt the Merger Agreement and no more than 27.26% of the shares of Affinity’s common stock issued in Affinity’s IPO vote against the Merger Proposal and elect a cash conversion of their shares.

Affinity’s Board of Directors unanimously approved the Merger Agreement and the proposed Merger and deemed the terms of the transaction as fair to its shareholders, the Amendment Proposal, the Incentive Plan, the Director Election and the Adjournment, and unanimously recommends that you vote or instruct your vote to be cast “FOR” Proposal 1, the Merger Proposal, “FOR” Proposal 2, the Amendment Proposal, “FOR” Proposal 3, the Incentive Plan Proposal, “FOR” Proposal 4A, the Director Proposal if the Merger is approved, “FOR” Proposal 4B, the Director Proposal if the Merger is not approved, and “FOR” Proposal 5, the Adjournment Proposal.

We are soliciting the enclosed proxy card on behalf of the Board of Directors of Affinity, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock.

THIS PROXY STATEMENT IS DATED ________, 2008, AND IS FIRST BEING MAILED TO AFFINITY STOCKHOLDERS ON OR ABOUT ____________, 2008.

AFFINITY MEDIA INTERNATIONAL CORP.

RISK FACTORS	30
RISKS RELATED TO HOTELS BUSINESS	30
RISKS PARTICULAR TO THE MERGER	37
RISKS RELATING TO AFFINITY’S BUSINESS	38
FORWARD-LOOKING STATEMENTS	47
THE AFFINITY SPECIAL MEETING OF STOCKHOLDERS	48
THE AFFINITY SPECIAL MEETING	48
DATE, TIME AND PLACE	48
PURPOSE OF THE SPECIAL MEETING	48
RECORD DATE, WHO IS ENTITLED TO VOTE	49
VOTING YOUR SHARES	49
WHO CAN ANSWER YOUR QUESTIONS ABOUT VOTING YOUR SHARES	50
NO ADDITIONAL MATTERS MAY BE PRESENTED AT THE SPECIAL MEETING	50
REVOKING YOUR PROXY	50
VOTE REQUIRED	50
ABSTENTIONS AND BROKER NON-VOTES	51
CONVERSION RIGHTS	51
APPRAISAL OR DISSENTER RIGHTS PROXIES AND PROXY SOLICITATION COSTS	52
SOLICITATION COSTS	52
STOCK OWNERSHIP	52
PROPOSAL 1 - THE MERGER PROPOSAL	53
GENERAL DESCRIPTION OF THE MERGER	53
BACKGROUND OF THE MERGER	53
INTERESTS OF AFFINITY DIRECTORS AND OFFICERS IN THE MERGER	60
AFFINITY’S REASONS FOR THE MERGER AND RECOMMENDATION OF THE AFFINITY BOARD	61
SATISFACTION OF THE 80% REQUIREMENT	62
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER ABSTENTIONS AND BROKER NON-VOTES	62
REGULATORY MATTERS	63
CONSEQUENCES IF REQUIRED VOTE MERGER PROPOSAL IS NOT APPROVED	63
REQUIRED VOTED	63
ABSTENTIONS AND BROKER NON-VOTES	64
RECOMMENDATION	64
THE AGREEMENT AND PLAN OF MERGER	65
GENERAL	65
REPRESENTATIONS AND WARRANTIES OF THE MERGING PARTIES	66
COVENANTS AND AGREEMENTS	67

OPERATIONS AFTER THE MERGER	73
CONDITIONS TO THE COMPLETION OF THE MERGER	73
MATERIALITY AND MATERIAL ADVERSE EFFECT	74
TERMINATION	74
INDEMNIFICATION OF CLAIMS AND ESCROW OF SHARES	75
REPRESENTATIVE	75
ASSIGNMENT	75
FURTHER ASSURANCES	75
OTHER AGREEMENTS RELATED TO THE MERGER	76
REGISTRATION RIGHTS AGREEMENT	76
LOCK-UP AGREEMENTS	76
EMPLOYMENT AGREEMENTS	76
REGULATORY APPROVALS	79
DISSENTERS RIGHTS	79
ACCOUNTING TREATMENT	79
CERTAIN FEDERAL TAX CONSEQUENCES	80
ADVISORY AGREEMENT	80
FAIRNESS OPINION	81
PROPOSAL 2 - AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION CONCERNING AN INCREASE IN AUTHORIZATION TO ISSUE COMMON STOCK	89
REASON FOR THIS CHANGE TO OUR COMMON STOCK	89
GENERAL EFFECT ON THE INCREASE IN OUR AUTHORIZATION TO ISSUE COMMON STOCK	89
RECOMMENDATION	89
PROPOSAL 3 - THE INCENTIVE PLAN PROPOSAL	90
STOCK SUBJECT TO THE 2007 INCENTIVE PLAN	90
ADMINISTRATION	91
TYPES OF AWARDS	91
TRANSFERABILITY	93
CHANGE OF CONTROL EVENT	93
TERMINATION OF EMPLOYMENT/RELATIONSHIP	93
DILUTION;SUBSTITUTION	93
AMENDMENT OF THE INCENTIVE PLAN	94
ACCOUNTING TREATMENT	94
TAX TREATMENT	94
REQUIRED VOTE	96
RECOMMENDATION	97
PROPOSAL 4A & 4B - DIRECTOR PROPOSALS	98
INFORMATION ABOUT NOMINEES	99
INFORMATION ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF HOTELS, AFFINITY’S OPERTAIN
SUBSIDIARY	102
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF AFFINITY	102
INDEPENDENCE OF DIRECTORS	102
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING
COMPLIANCE	102
AUDIT COMMITTEE	103
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES	103
NOMINATING COMMITTEE	103
CODE OF CONDUCT AND ETHICS	104
COMPENSATION COMMITTEE INFORMATION	104
COMPENSATION ARRANGEMENTS FOR DIRECTORS	104
EXECUTIVE COMPENSATION	104
SPECIAL ADVISOR	104
REQUIRED VOTE	106

RECOMMENDATION	107
PROPOSAL 5 - ADJOURNMENT PROPOSAL	108
CONSEQUENCES IF ADJOURNMENT PROPOSAL IS NOT APPROVED	108
REQUIRED VOTE	108
RECOMMENDATION	108
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	109
INFORMATION ABOUT HOTELS AT HOME	118
INFORMATION ABOUT AFFINITY	120
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AFFINITY	122
MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION FOR THE QUATERLY PERIOD ENDED SEPTEMBER 30, 2007	126
CONDITION AND RESULTS OF OPERATIONS OF AFFINITY
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION AS OF SEPTEMBER 30, 2007 AND DECEMBER 31, 2006	131
DIRECTORS AND MANAGEMENT OF AFFINITY FOLLOWING THE MERGER WITH HOTELS	145
OUTSTANDING EQUITY AWARDS AT YEAR END	147
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS BENEFICIAL OWNERSHIP OF SECURITIES	149
BENEFICIAL OWNERSHIP OF SECURITIES	152
PRICE RANGE OF SECURITIES AND DIVIDENDS	157
DESCRIPTION OF SECURITIES	157
STOCKHOLDER PROPOSALS	161
WHERE YOU CAN FIND MORE INFORMATION	161
INDEX TO FINANCIAL STATEMENTS	F-1
ANNEXES
ANNEX A - MERGER AGREEMENT
ANNEX B - AMENDMENT TO MERGER AGREEMENT
ANNEX C - OPINION OF LADENBURG THALMANN & CO., INC.
ANNEX D - FORM OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX E - 2007 LONG TERM INCENTIVE PLAN

SUMMARY OF THE MATERIAL TERMS OF THE MERGER

This Summary, together with the sections entitled “Questions and Answers About the Merger and the Special Meeting” and “Summary of the Proxy Statement,” summarizes certain material information contained in this proxy statement. You should carefully read this entire proxy statement for a more complete understanding of the matters to be considered at the Special Meeting of stockholders.

•
Pursuant to a Merger Agreement, Affinity will acquire all of the outstanding securities held by the stockholders of Hotels and Hotels will become a wholly-owned subsidiary of Affinity. For more information about the Merger, see the section entitled “The Merger Proposal” beginning on page 53 and the Merger Agreement and Amendment that are attached as Annex A and Annex B, respectively, to this proxy statement.

•
At the Special Meeting of Stockholders to be held on _________, 2008, you will be asked, among other things, to approve the Merger. For more information about the Special Meeting, see the section entitled “The Affinity Special Meeting” beginning on page 48.

•
We are a special purpose acquisition company organized under the laws of Delaware on August 12, 2005. We were formed to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more operating businesses in the publishing industry. For more information about us, see the section entitled “Information About Affinity” beginning on page 120.

•
Hotels at Home is a Delaware corporation that publishes in-room retail catalogs, branded e-commerce websites and offers retail management services for luxury hotels and resorts worldwide. For more information about Hotels, see the sections entitled “Unaudited Pro Forma Condensed Combined Financial Statements,” “Information About Hotels,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hotels” beginning on pages 131, 118, and 109, respectively. Also see Hotels’ financial statements beginning on page F1-1.

•
At the closing of the Merger, the stockholders of Hotels will receive aggregate consideration of approximately $30,000,000 (based upon the ten day volume weighted average price of Affinity’s common stock on May 24, 2007, $5.6993, which was the day we signed the letter of intent to enter into the Merger Agreement with Hotels) consisting of the following:

(i) the issuance of 2,456,571shares of Affinity common stock (the “Stock Consideration”); and
(ii) $16,000,000 in cash (the “Cash Consideration”).

In addition, the Hotels stockholders may earn up to an additional 500,000 shares of Affinity common stock per year (the “Earn-out Shares”), or up to an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

For more information about the merger consideration and the related agreements, see the section entitled “The Agreement and Plan of Merger” beginning on page 65.

•
The closing of the Merger is subject to a number of conditions set forth in the Merger Agreement. For more information about the closing conditions to the Merger, see the section entitled “The Agreement and Plan of Merger” beginning on page 65.

•
After we complete the Merger with Hotels, Michael Ware will be appointed President and Chief Executive Officer of Affinity, Robin Ware will be appointed Chief Operating Officer of Affinity, Raymond Romano will be appointed Chief Financial Officer of Affinity and Howard Cohl will be appointed Executive Vice President, Strategic Initiatives of Affinity. The officers of Hotels will continue as before the Merger. Our Board will be reconstituted, and will be comprised of five persons, two of whom will be  continuing Board members of Affinity. Peter Engel will be appointed Chairman of the Board of Affinity. For more information about management, see the section entitled “Directors and Management of Affinity Following the Merger with Hotels” on page 143. In the event that the Merger is not approved, then according to Affinity’s Amended and Restated Certificate of Incorporation, the term of office of the first class of directors, consisting of Michael Arthur and Marc A. Jaffe, expires at this meeting. In this case, Messrs. Arthur and Jaffe have been nominated as candidates for election. For more information about management, see the section entitled “Director Proposals” on page 98.

•
Our management and Board considered various factors in determining to acquire Hotels and to approve the Merger Agreement, including making the agreement conditional upon obtaining a fairness opinion from Ladenburg Thalmann & Co., Inc. For more information about our decision-making process, see the section entitled “Affinity’s Reasons for the Merger and Recommendation of the Affinity Board” beginning on page 61.

•	The Merger involves numerous risks. For more information about these risks, see the section entitled “Risk Factors” beginning on page 30.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Who is Affinity Media International Corp.?

Affinity is a blank-check company formed specifically as a vehicle to effect a merger, asset acquisition or similar business combination with one or more operating businesses in the publishing industry.

Who is Hotels?

Hotels is a privately-owned Delaware corporation which publishes in-room retail catalogues, branded e-commerce websites and offers retail management services for luxury hotels and resorts worldwide.

Why am I receiving this proxy statement?

Affinity and Hotels have agreed to a business transaction under the terms of a Merger Agreement, dated July 24, 2007, and amended on January 14, 2008, between Affinity and Hotels (the “Merger Agreement”) pursuant to which Hotels will merge with and into Merger Sub, a wholly owned subsidiary of Affinity. A copy of the Merger Agreement and Amendment to the Merger Agreement is attached to this proxy statement as Annex A and Annex B, respectively, which we encourage you to review in their entirety.

In order to consummate the Merger, under our amended and restated certificate of incorporation, a majority of the shares issued in the IPO and the private placement voting at the meeting (whether in person or by proxy) must vote to approve and adopt the Merger Agreement and the transactions contemplated thereby. Also, not more than 27.26% of such shares can vote against the Merger and elect to convert their shares to cash from the trust account established with the proceeds of our IPO.

Affinity will hold a Special Meeting of its stockholders to obtain this approval. This proxy statement contains important information about the proposed Merger, the proposed Amendment, proposed Incentive Plan, proposed Director Election and proposed Adjournment. You should read it carefully, in particular the section entitled “Risk Factors.”

Your vote is important. We encourage you to vote as soon as possible after carefully reviewing this proxy statement.

What is being voted on?

There are four proposals on which you are being asked to vote. The first proposal is to approve the Merger and the transactions contemplated thereby. As a consequence of the Merger, Hotels will become a wholly-owned subsidiary of Affinity.

The second proposal is to approve an amendment to our amended and restated certificate of incorporation to increase the total number of shares of stock that we will have the authority to issue from 16,000,000 to 30,000,000.

The third proposal is to approve the 2007 Long-Term Incentive Plan, or the Incentive Plan, pursuant to which 1,400,000 of shares of Affinity common stock will be reserved for issuance in accordance with the terms of the Incentive Plan.

The fourth proposal is to elect our directors. We have nominated five directors (consisting of Peter Engel, Howard Cohl, Michael Ware, Robin Ware, and ___________) to our Board of Directors if the Merger is approved. In the event that the Merger is not approved, then only the Class A directors (consisting of Messrs. Michael Arthur and Marc A. Jaffe) have been nominated for election.

The fifth proposal is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, Affinity would not have been authorized to consummate the acquisition.

It is important for you to note that in the event the Merger Proposal does not receive the necessary vote to approve such proposal, then Affinity will not consummate the Merger or Proposal 4A and Affinity will have to liquidate. We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not effect the Merger before June 9, 2008.

What is a quorum?

A quorum is the number of shares that must be represented, in person or by proxy, in order for business to be transacted at the Special Meeting.

More than one-half of the total number of shares of our common stock outstanding as of the record date (a quorum) must be represented, either in person or by proxy, in order to transact business at the special meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. If there is no quorum, a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

As of the Record date, there were 4,162,500 shares of common stock outstanding. Therefore, 2,081,251 shares must be represented at the Special Meeting in person or by proxy in order for a quorum to exist.

Why is Affinity proposing the Merger and the adoption of the Incentive Plan Proposal?

Affinity is a blank-check company formed specifically as a vehicle to effect a merger, asset acquisition or similar business combination with one or more operating businesses in the publishing industry. In the course of Affinity’s search for a business combination partner, Affinity was introduced to Hotels, a company which the Board of Directors of Affinity believes has significant growth potential. Hotels is in the business of publishing in-room retail catalogs, branded e-commerce websites and offering retail management services for luxury hotels and resorts worldwide. The Board of Directors of Affinity found Hotels to be an attractive merger partner because of the industry in which it operates, its existing products, growth prospects and management team, among other factors. As a result, Affinity believes that the Merger will provide Affinity stockholders with an opportunity to participate in a company with significant growth potential. The adoption of the 2007 Incentive Plan is being undertaken because the board of directors of Affinity deems it beneficial for the combined company going forward following the merger to make stock based compensation awards available to present and future employees.

What vote is required in order to approve the Merger?

The approval of the Merger will require the affirmative vote of a majority of the votes cast at the Special Meeting of the shares of common stock issued as part of Affinity’s IPO and private placement. We issued 3,162,500 shares as part of our IPO and 250,000 shares as part of the private placement. In addition, not more than 27.26% of such shares (862,097 shares) may vote against the Merger and elect to convert their shares into their pro rata portion of the cash from the trust account.

Prior to the record date for this Special Meeting, Affinity, its officers, directors or affiliates may purchase outstanding shares of Affinity in the open market and/or in privately negotiated transactions.  After the record date for this Special Meeting, Affinity, its officers, directors or affiliates may purchase outstanding shares of Affinity in privately negotiated transactions with Affinity’s stockholders. Any such negotiated transaction with an Affinity stockholder would include a contractual acknowledgement that such stockholder, although still the record holder of Affinity shares of stock,  is no longer the beneficial owner thereof and therefore agrees to vote such shares at the Special Meeting as directed by Affinity, its officers, directors or affiliates. It is the intention of Affinity, its officers, directors or affiliates to vote or to direct the vote of any such shares of Affinity so purchased in favor of the proposals contained herein.

Affinity, its officers, directors or affiliates may purchase shares in privately negotiated transactions from stockholders who have already cast votes against the proposed acquisition and requested conversion of their shares. As part of the privately negotiated arrangements with Affinity, its officers, directors or affiliates, such selling stockholders would be required to revoke their prior votes against the proposed acquisition and to revoke their prior elections to convert their shares, and cast new votes in favor of the proposed acquisition. The revocation of prior negative votes and substitution therefor of votes in favor of the proposed acquisition would have the effect of reducing conversions and increasing votes in favor of the proposed acquisition. As of the date of this proxy, Affinity, its officers, directors and affiliates have not entered into any private agreements or arrangements to purchase outstanding shares of Affinity.

Affinity, its officers, directors or affiliates anticipate that they will identify the Affinity stockholders with whom Affinity will, and with whom the officers, directors or affiliates of Affinity may, enter into privately negotiated purchases by either the stockholders contacting directly Affinity or Affinity’s investment advisor The Maxim Group LLC, or by Affinity’s receipt of proxy cards submitted by stockholders. To the extent that Affinity, its officers, directors or affiliates enter into a private purchase, they would identify and contact only potential selling stockholders who have expressed their intention to vote, or who have already voted, against the Merger Proposal. Pursuant to the terms of such arrangements, any shares so purchased by Affinity, its officers, directors or affiliates would then be voted, or prior votes against would then be changed to votes, in favor of the Merger Proposal. The terms of such purchases would operate to facilitate the consummation of Affinity’s proposed business combination by potentially reducing the number of shares voted against the Merger Proposal at the Special Meeting to less than 862,098.

Any shares purchased from Affinity stockholders by Affinity, its officers, directors or affiliates would be purchased at a price to be negotiated between such stockholders on the one hand and Affinity, its officers, directors or affiliates on the other hand. Such price would depend on a variety of factors including, but not limited to, the size of the stockholders’ position in Affinity stock and the method and timing of payment from Affinity for such shares. Notwithstanding the foregoing, should the officers, directors or affiliates of Affinity enter into such privately negotiated purchases, they expect that the per share price to be paid by them would be equal to or at a premium over the amount held in trust for the shares of common stock.

Although Affinity intends to pay cash for the shares so purchased by Affinity, the officers, directors or affiliates of Affinity, should they enter into such purchase agreements, any such purchasers may pay for such shares with cash, with founder shares or shares and/or warrants purchased in the private placement immediately prior to Affinity’s initial public offering, or with some combination of cash, founder shares and shares and/or warrants purchased in the private placement. In the event that such officers, directors or affiliates pay for all or a portion of the purchase price of the shares so purchased with founder shares or shares and/or warrants purchased in the private placement, any purchase agreement would include an obligation of such officers, directors or affiliates to assign the founder shares or shares and/or warrants purchased in the private placement to the selling stockholders after the consummation of the Merger, subject to the provisions of the escrow and registration rights agreements governing such founder shares and shares and warrants purchased in the private placement.

Affinity will, in order to avoid dilution to Affinity’s stockholders consequent upon issuing additional shares, and the officers, directors or affiliates of Affinity may, in order to demonstrate confidence in the Merger should the need arise, enter into the privately negotiated arrangements discussed above, rather than engaging in open market purchases in order to avoid disruption in the marketplace due to illiquidity of Affinity stock and in order to avoid the potential characterization of such open market purchases as a tender offer by Affinity, its officers, directors or affiliates.

Upon consummation of the Merger, Affinity intends to file a Current Report on Form 8-K disclosing the material terms of the purchases made by Affinity from Affinity stockholders. In the event that the officers, directors or affiliates of Affinity enter into any such purchase agreements more than five (5) days prior to the date of the Special Meeting, then such officers, directors or affiliates will cause Affinity to file with the Securities and Exchange Commission a supplement to this proxy statement disclosing the material terms of such agreements. In the event that the officers, directors or affiliates of Affinity enter into such agreements within five (5) days of the Special Meeting, then upon consummation of the Merger, the officers, directors or affiliates of Affinity will cause Affinity to disseminate a press release and file a Current Report of Form 8-K disclosing the material terms of such purchases.

What happens if I vote against the Merger?

Each Affinity stockholder who holds shares of common stock issued in Affinity’s IPO or purchased following such offering in the open market has the right to vote against the Merger Proposal (with the exception of our initial stockholders, officers and directors who have agreed to vote any shares purchased after our IPO in favor of the Merger) and, at the same time, demand that Affinity convert such stockholder’s shares into cash equal to a pro rata portion of the trust account. Based upon the amount of cash held in the trust account as of September 30, 2007, without taking into account any interest accrued after such date, stockholders who vote against the Merger Proposal and elect to convert such stockholder’s shares will be entitled to convert each share of common stock that is held into approximately $6.00 per share. If the holders of up to an aggregate of 862,097 shares of common stock elect to convert and we consummate the Merger, we may undertake and consummate one or more private placements of equity and/or debt securities prior to the closing of the Merger upon terms acceptable to us, after consultation with the stockholders of Hotels; provided, however, that the gross proceeds of such private placement do not exceed the lesser amount of the conversion payments or $5,000,000. If the holders of 862,098 or more shares of common stock issued in Affinity’s IPO (an amount more than 27.26% of the total number of shares issued in the IPO) vote against the Merger and demand conversion of their shares into a pro rata portion of the trust account, then Affinity will not be able to consummate the Merger and, because Affinity was not able to execute another letter of intent before December 8, 2007 and consummate another business combination by June 8, 2008, stockholders will only receive cash upon the liquidation of Affinity.

How is the management of Affinity voting?

Affinity’s initial stockholders, including all of its directors and officers and their affiliates, who purchased or received shares of common stock prior to Affinity’s IPO, presently own an aggregate of approximately 20.0% of the outstanding shares of Affinity common stock (819,584 shares). All of our initial stockholders, including all of our officers and directors, have agreed to vote the shares of common stock owned by them immediately before the IPO and the private placement in accordance with the majority of the shares of common stock voted by the public stockholders. Any shares acquired in the private placement that occurred prior to our IPO or purchased in the aftermarket by our initial stockholders and their designees (including holders of the 250,000 shares purchased by Mr. Engel, our chief executive officer, and two non-affiliated accredited investors in the private placement) will be voted in favor of the Merger Proposal.

What vote is required in order to approve the Amendment Proposal?

The approval of the amendment to our amended and restated certificate of incorporation will require the affirmative vote of a majority of our issued and outstanding common stock.

What vote is required in order to approve the Director Proposal?

Adoption of Director Proposal 4A or 4B requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors.

What vote is required in order to approve the Incentive Plan Proposal?

The approval of the Incentive Plan Proposal will require the affirmative vote of a majority of the votes cast at the Special Meeting. The officers and directors of Affinity intend to vote all of their shares of common stock in favor of this proposal.

What vote is required in order to approve the Adjournment Proposal?

Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting. Adoption of the adjournment proposal is not conditioned upon the adoption of any of the other proposals.

If I am not going to attend the Special Meeting of stockholders in person, should I return my proxy card instead?

Yes. Whether or not you plan to attend the Special Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Return the enclosed proxy card in the return envelope provided herewith as soon as possible so that your shares will be represented at the Special Meeting.

What will happen if I abstain from voting or fail to vote?

As long as a quorum is established at the Special Meeting, a failure to vote by someone who is present in person or by proxy will have no impact upon the approval of the Merger Proposal, the Incentive Plan Proposal, the Director Proposal 4A and the Director Proposal 4B, but since the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting, a failure to vote will have the effect of a vote against the Adjournment Proposal. Your abstention or a failure to vote your shares will have the effect of a vote against the Amendment Proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If you hold your shares in “street name,” your bank or broker can vote your shares with respect to the Director Proposals but cannot vote your shares with respect to the Merger Proposal, the Amendment Proposal, the Incentive Plan Proposal or the Adjournment Proposal without specific instructions from you, which are sometimes referred to in this proxy statement as the broker “non-vote” rules. If you do not provide instructions with your proxy, your bank or broker may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank or broker is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum, but will not count for purposes of determining the number of votes cast at the Special Meeting. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide to your broker.

What do I do if I want to change my vote?

If you wish to change your vote, please send a later-dated, signed proxy card to our corporate Secretary, Howard Cohl at the address of Affinity’s corporate headquarters prior to the date of the Special Meeting or attend the Special Meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Howard Cohl at the address of Affinity’s corporate headquarters, provided such revocation is received prior to the Special Meeting.

Will I receive anything in the Merger?

If the Merger is consummated and you vote your shares for the Merger Proposal , you vote your shares against the Merger Proposal but have not elected a cash conversion or you abstain, you will continue to hold the Affinity securities that you currently own. If the Merger is consummated but you have voted your shares against the Merger Proposal and have elected a cash conversion instead, your shares of Affinity common stock will be cancelled and you will be entitled to receive cash equal to a pro rata portion of the trust account, which, as of September 30, 2007, was equal to approximately $6.00 per share; provided, however, that you will be entitled to a maximum of $6.00 per share; provided further, however, you must deliver your certificate to Affinity’s stock transfer agent prior to the consummation of the Merger.

How is Affinity paying for the Merger?

Affinity will use a substantial portion of the proceeds from its IPO (currently held in trust) in order to finance the Merger. Affinity will pay aggregate consideration of approximately $30,000,000 consisting of approximately $16,000,000 in cash and the issuance to the stockholders of Hotels of an aggregate of 2,456,571 new shares of Affinity common stock. In addition, the Hotels Stockholders will earn up to an additional 500,000 shares of Affinity common stock per year, or up to an aggregate of 1,500,000 Earn-out Shares if Hotels achieves certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

Are Hotels stockholders required to approve the Merger?

Yes. All of the holders of Hotels common stock have already approved the Merger Agreement and the transactions contemplated thereby. Accordingly, there are no additional approvals required by Hotels to consummate the Merger.

Is the consummation of the Merger subject to any conditions?

Yes. The obligations of each of Affinity and Hotels to consummate the Merger are subject to the fulfillment (or waiver) of certain conditions, as more fully described in the section entitiled “The Agreement and Plan of Merger” beginning on page 65.

What will happen in the Merger?

Hotels will merge with and into Affinity Acquisition Subsidiary Corp., a Delaware corporation and a wholly-owned subsidiary of Affinity formed for the purpose of consummating the Merger (which we also refer to as “Merger Sub”), with Hotels being the surviving corporation. As a consequence of the Merger, the following will occur:

•	Hotels will be a wholly-owned subsidiary of Affinity;

•	the stockholders of Hotels will receive shares of Affinity common stock;

•	at the closing of the Merger, all shares of common stock of Hotels will be surrendered for conversion into shares of Affinity common stock; and

•	the Board of Affinity will be restructured and reconstituted.

Has Affinity received a valuation or fairness opinion with respect to the Merger Proposal?

Yes. Our Board of Directors has obtained a fairness opinion from Ladenburg Thalmann & Co., Inc. which states that the consideration to be paid for Hotels by Affinity is fair to Affinity from a financial point of view. Ladenburg Thalmann & Co., Inc. has also determined that the fair market value of the business of Hotels exceeds 80% of our net assets as was described in the prospectus relating to our IPO as a condition to any acquisition and required by our amended and restated certificate of incorporation.

What will Hotels stockholders receive in the Merger?

The total merger consideration has an aggregate value of $30,000,000 (based upon the ten-day volume weighted average price of Affinity’s common stock on May 24, 2007 of $5.6993, which was the day we signed the letter of intent to enter into the Merger with Hotels (the “Letter of Intent”)). The Merger Agreement provides that the holders of Hotels capital stock will receive the following consideration:

•	The issuance of 2,456,571 shares of Affinity common stock; and
•	$16,000,000 in cash.

In addition, the Hotels Stockholders will earn up to 500,000 shares of Affinity common stock per year, or an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

The holders of Hotels capital stock immediately prior to the Merger will initially own up to approximately 36.8% of the issued and outstanding shares of Affinity capital stock after the Merger (excluding as outstanding for purposes of the calculation securities issuable upon exercise of Affinity’s outstanding warrants and upon exercise of the purchase option issued to underwriters in Affinity’s IPO). Pursuant to the Merger Agreement, as amended, the parties agreed to an earn-out provision whereby if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010, the Hotels Stockholders will earn up to 500,000 shares of Affinity common stock per year, or an aggregate of 1,500,000 shares of Affinity common stock (the “Earn-out Shares”). Notwithstanding the foregoing, in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares, then the founding stockholders of Affinity have agreed to transfer to the Hotels Stockholders an aggregate of 500,000 shares of Parent Common Stock, on a pro-rata basis. If Hotels satisfies such net income levels and the entire 1,500,000 shares are issued, the Hotels Stockholders will own up to approximately 48.4% of the issued and outstanding shares of Affinity capital stock. Since Affinity has outstanding warrants to purchase 6,825,000 shares of common stock and a unit purchase option to purchase 192,500 units, each unit consisting of one share of common stock and two warrants and warrants to purchase up to 427,000 shares of common stock upon our meeting certain price targets , holders of Hotels securities will own as much as 15.4% of the aggregate issued and outstanding shares of Affinity capital stock after taking into account the excercise of such securities and 24.7% of the aggregate issued and outstanding shares of Affinity capital stock after taking into account the excercise of such securities and the issuance of all of the Earn-out Shares.

The holders of Affinity capital stock immediately prior to the Merger will own the balance of the issued and outstanding shares of Affinity capital stock. Therefore, the holders of Affinity capital stock immediately prior to the Merger will experience substantial dilution of their ownership interest as a result of the Merger.

Will fractional shares of Affinity be paid?

Fractional shares will not be issued to Hotels stockholders in the Merger. In lieu of fractional shares, the Hotels stockholders will receive cash. As a result of the very limited number of fractional shares which could be issued because there are only three Hotels stockholders, the amount of cash needed to cover fractional shares will be immaterial.

Do I have conversion rights in connection with the Merger?

If you hold shares of common stock issued in Affinity’s IPO, then you have the right to vote against the Merger Proposal and demand that Affinity convert your shares of Affinity common stock into a pro rata portion of the cash in the trust account. These rights to vote against the Merger and demand conversion of your shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights.

If I have conversion rights, how do I exercise them?

If you wish to exercise your conversion rights, you must vote against the Merger Proposal and, at the same time, demand that Affinity convert your shares into cash by marking the appropriate space on the proxy card. If, notwithstanding your vote, the Merger is consummated, then you will be entitled to receive a pro rata share of the trust account in which a substantial portion of the net proceeds of Affinity’s IPO are held. Such pro rata share shall not include any pro rated interest earned thereon through the date of the Special Meeting and will be up to a maximum amount of $6.00 per share. Based on the amount of cash held in the trust account as of September 30, 2007, without taking into account any interest accrued after such date, you would be entitled to convert each share of Affinity common stock that you hold into approximately $6.00. If you exercise your conversion rights, then you will be exchanging your shares of Affinity common stock for cash and will no longer own these shares of common stock. You will only be entitled to receive cash for these shares if you tender your shares to Affinity’s stock transfer agent. You must tender your shares at least 2 business days prior to the Special Meeting. If you convert your shares of common stock but you remain in possession of warrants of Affinity and have not sold or transferred them, you will still have the right to exercise the warrants in accordance with the terms thereof. If the Merger is not consummated: (i) then your shares will not be converted into cash at this time, even if you so elected, and (ii) we will commence the dissolution process and you will be entitled to distribution upon liquidation. See “Conversion Rights” at page 51.

If the holders of up to an aggregate of 862,098 shares of common stock elect to convert and we consummate the Merger, we may undertake and consummate one or more private placements of equity and/or debt securities prior to the closing of the Merger upon terms acceptable to us, after consultation with the stockholders of Hotels; provided, however, that the gross proceeds of such private placement do not exceed the lesser amount of the concession payments or $5,000,000.

You will be required, whether you are a record holder or hold your shares in “street name”, either to tender your certificates to our transfer agent on or before the date which is two business days prior to the date of the Special Meeting or to deliver your shares to Affinity’s transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at your option. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker approximately $35, and the broker may or may not pass this cost on to you.

You will have sufficient time from the time we send out this proxy statement through the time of the vote on the Merger Proposal to deliver your shares if you wish to exercise your conversion rights. This time period will vary depending on the specific facts of each transaction. However, as the delivery process can be accomplished by you, whether or not you are a record holder or your shares are held in “street name”, within a day, by simply contacting the transfer agent or your broker and requesting delivery of your shares through the DWAC System, we believe this time period is sufficient for an average investor.

Any request for conversion, once made, may be withdrawn at any time up to immediately prior to the vote on the Merger Proposal at the Special Meeting (or any adjournment or postponement thereof). Furthermore, if you delivered a certificate for conversion and subsequently decided prior to the meeting not to elect conversion, you may simply request that the transfer agent return the certificate (physically or electronically) to you.

Please note, however, that once the vote on the Merger Proposal is held at the Special Meeting, you may not withdraw your request for conversion and request the return of your stock certificate (either physically or electronically). If the Merger is not completed, your stock certificate will be automatically returned to you.

What happens to the funds deposited in the trust account after completion of the Merger?

Upon consummation of the Merger, we will pay $16,000,000 in cash to Hotel’s stockholders. A portion of the funds remaining in the trust account after payment of amounts, if any, to stockholders requesting and exercising their conversion rights, will be used to pay expenses associated with the Merger and to fund working capital of the combined company. In addition, up to $843,750 will be used to pay deferred underwriter’s compensation from Affinity’s IPO.

Who will manage Affinity from and after consummation of the Merger?

From and after the consummation of the Merger, Affinity will be managed by the current management of Hotels and two current members of the Affinity management team. Michael Ware, currently the President of Hotels, will become President and Chief Executive Officer of Affinity and Chief Executive Officer of Hotels, as well as a member of the board of directors of Hotels. Robin Ware, the current Chief Operating Officer of Hotels, will become Chief Operating Officer and a member of the board of directors of each of Hotels and Affinity. In addition, Raymond Romano, presently the Chief Financial Officer of Hotels, will become the Chief Financial Officer of each of Affinity and Hotels. Peter Engel, the current Chairman of the Board of Affinity, will remain Chairman of the Board. In addition, Howard Cohl, the current President of Affinity, will become Executive Vice President, Strategic Initiatives of Affinity. Approximately 52 existing employees of Hotels will join Hotels as employees. Subsequent to the Merger the Board of Directors of Affinity will consist of Peter Engel, Howard Cohl, Michael Ware, Robin Ware and ______, each to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

What happens if the Merger is not consummated?

If the Merger is not consummated, Affinity will commence dissolving, liquidating and winding up. Upon notice from us, the trustee of the trust account will liquidate the investments constituting the trust account and will turn over the proceeds to our transfer agent for distribution to our public stockholders as part of our stockholder-approved plan of dissolution and liquidation. Affinity estimates that for the period October 1, 2007 through June 8, 2008, that the balance of the trust account assets would decline by approximately $87,000 (representing interest earned, less applicable federal, state and franchise taxes, less allowed withdrawals), yielding a trust balance of approximately $18,975,000, or $6.00 per share held by our public stockholders. This estimate includes the $1,365,000 in net proceeds from the sale of 250,000 units to our CEO and two non-affiliated accredited investors and deferred underwriter fees owed to The Maxim Group LLC. The net amount of $1,365,000 excluded a contingent placement fee in the amount of 4% of the gross proceeds ($60,000, or $.24 per unit), of our IPO, which is held in the trust account and will be paid to Maxim Group LLC only upon consummation of a business combination. This amount, less any liabilities not indemnified by certain officers and members of Affinity’s Board and not waived by Affinity’s creditors, would be distributed to the holders of the 3,162,500 shares of common stock purchased in Affinity’s IPO.

Separately, Affinity estimates that the dissolution process would cost approximately $50,000 to $75,000. Our officers and directors have acknowledged and agreed that such costs are covered by their existing indemnification agreement. We do not believe there would be any claims or liabilities in excess of the funds out of the trust against which our executive officers and directors would be required to indemnify the trust account in the event of such dissolution. In the event that such persons indemnifying Affinity are unable to satisfy their indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which such persons have no indemnification obligation, the amount ultimately distributed to stockholders may be reduced even further. However, Affinity currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. The only cost of dissolution that Affinity is aware of that would not be indemnified against our officers and directors is the cost of any associated litigation for which officers and directors obtained a valid and enforceable waiver. See discussion beginning on page 39 of the section entitled “Risk Factors” for a further discussion with respect to amounts payable from the trust account.

In the event the Merger Proposal is not approved and assuming the directors being nominated for election under Proposal 4B are approved, then the director composition of Affinity will remain unchanged.

When do you expect the Merger to be completed?

Assuming approval of the Merger Proposal, it is currently anticipated that the Merger and other proposals will be completed as promptly as practicable following the Special Meeting of stockholders to be held on ________, __, 2008.

What do I need to do now?

Affinity urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Merger will affect you as a stockholder of Affinity. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Do I need to send in my stock certificates?

Only Affinity stockholders of record who vote against adoption of the Merger Proposal and elect to have their shares converted into a pro rata share of the funds in the trust account must send their physical stock certificates to our stock transfer agent no later than 5:00 p.m., New York City time, on the day which is two business days prior to the Special Meeting. If you hold your shares in street name and wish to vote against the Merger Proposal, you should contact your broker to request delivery of your shares through the DWAC System to be delivered to Affinity’s transfer agent on or before the date which is two business days prior to the Special Meeting. Affinity stockholders who vote in favor of the adoption of the Merger Proposal, or who otherwise do not elect to have their shares converted should not submit their stock certificates now or after the Merger, because their shares will not be converted or exchanged in connection with the Merger.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Affinity shares.

Who can help answer my questions?

If you have questions about any of the proposals, you may write or call Affinity Media International Corp. at 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025, (310) 479-1555, Attention: Howard Cohl, Secretary.

What is householding?

      Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive separate proxy materials, the stockholder may receive printed copies by contacting Howard Cohl, Secretary, Affinity Media International Corp., 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025 by mail or by calling (310) 479-1555.

      Any stockholders of record sharing an address who now receive multiple copies of Affinity’s annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of Affinity’s annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

If my shares of Affinity are held in “street name” by my broker, will my broker vote my shares for me?

    No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provided to your broker.

SUMMARY OF THE PROXY STATEMENT

This summary highlights certain information from this proxy statement including information with respect to each of the proposals, although the Merger is the primary reason for the calling of the Special Meeting. This summary does not contain all of the information that is important to you. All of the proposals are described in detail elsewhere in this proxy statement and this summary discusses the material items of each of the proposals. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See, “Where You Can Find More Information.” on page 158.

The Merger Proposal (Page 53)

The Parties

Affinity

Affinity is a blank-check company formed specifically as a vehicle to effect a merger, asset acquisition or similar business combination with one or more operating businesses in the publishing industry. The principal executive offices of Affinity are located at 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025 and its telephone number is (310) 479-1555.

Affinity Acquisition Subsidiary

Affinity Acquisition Subsidiary, Corp., or Merger Sub, is a wholly owned subsidiary of Affinity, formed for the purpose of merging Hotels with and into it. The principal executive offices of Merger Sub are located at 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025 and its telephone number is (310) 479-1555.

Hotels

Hotels is a privately held Delaware corporation that is a publisher of in-room retail catalogs, branded e-commerce websites and retail management services for luxury hotels and resorts worldwide. Founded in 2000, Hotels has contracts with 39 hotel partners representing approximately 3,000 hotel properties, comprising more than 500,000 rooms in substantially all the United States and 83 countries.

Hotels was incorporated in Delaware on March 30, 2001. The principal executive offices of Hotels are located at 2 Daniel Rd. East, Fairfield, NJ 07004, and its telephone number is (973) 882-8437.

The Agreement and Plan of Merger (Page 65)

On July 24, 2007, the parties entered into an Agreement and Plan of Merger, as amended on January 14, 2008 (the “Merger Agreement”) which provides for a business combination by means of a merger of Hotels with and into Merger Sub in which Merger Sub will be the surviving entity and will be renamed Hotels at Home, Inc. We will acquire all of the capital stock of Hotels. At the closing, and subject to certain adjustments as hereafter described, Hotels’ stockholders, will receive the following in the Merger (the “Merger Consideration”):

•	2,456,571 shares of Affinity common stock; and
•	$16,000,000 in cash.

Based upon the ten-day volume weighted average price of Affinity common stock at the time of the execution of the Letter of Intent on May 24, 2007, or $5.6993, the total aggregate value of the consideration was $30,000,000.

In addition, the Hotels Stockholders will earn up to an additional 500,000 shares per year, or up to an aggregate of 1,500,000 Earn-out Shares if Hotels achieves certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010. If all of the Earn-out Shares issued, the total value of the consideration received by the Hotel stockholders will be 38,789,849 (using a per share price of $5.76 on January 24, 2008 for the Earn-out Shares).

On January 14, 2008, Affinity, Merger Sub, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, the shares of Affinity common stock payable to the Hotels Stockholders at the closing of the Merger were reduced from 3,509,203 shares of Affinity common stock to 2,456,571 shares of Affinity common stock. In addition, the parties agreed to an earn-out provision whereby if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010, the hotels Stockholders will earn up to 1,500,000 shares of Affinity common stock. Notwithstanding the foregoing, in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares, then Affinity shall cause the founding stockholders of Affinity to transfer to the Hotels Stockholders an aggregate of 500,000 shares of Parent Common Stock, on a pro-rata basis.

Of the shares of Affinity common stock to be issued to the Hotels stockholders as a portion of the Merger Consideration, 631,657 shares of Affinity common stock will be placed in an escrow account for a period commencing on the closing date of the Merger and continuing through the date which is ten business days after Affinity’s Annual Report on Form 10-K for the fiscal year ending December 31, 2008 is filed with the SEC, but in no event later than April 30, 2009, as the sole and exclusive source to satisfy any indemnification claims against the stockholders of Hotels under the Merger Agreement.

Affinity, Merger Sub and Hotels plan to consummate the Merger as promptly as practicable after the Special Meeting, provided that:

•	Affinity’s stockholders have approved and adopted the Merger Agreement and the transactions contemplated thereby;

•	holders of no more than 27.26% of the shares of the common stock issued in Affinity’s IPO vote against the Merger Proposal and demand conversion of their shares into cash; and

•	the other conditions specified in the Merger Agreement have been satisfied or waived.

See the description of the Merger Agreement in the section entitled “The Agreement and Plan of Merger” beginning on page 65. The Merger Agreement is included as “Annex A” and the Amendment is included as Annex B to this proxy statement. We encourage you to read the Merger Agreement and Amendment in its entirety.

Our Stock Ownership (Page 52)

On the Record Date, our officers and directors owned an aggregate of 819,584 shares of our common stock, or approximately 19.7% of our outstanding shares, all of which were acquired prior to our IPO. All of our initial stockholders, including all of our officers and directors, have agreed to vote the shares of common stock owned by them immediately before the IPO in accordance with the majority of the shares of common stock voted by the public stockholders.. In addition, the 13,750 shares issued to one of our unaffiliated initial stockholders will be voted in accordance with the majority of the shares of common stock voted by the public stockholders. In addition, the 166,666 shares purchased by two non-affiliated accredited investors in the private placement prior to our IPO will be voted in favor of the Merger Proposal.

Date, Time and Place of Special Meeting of Our Stockholders (Page 48)

The Special Meeting of our stockholders will be held at 10:00 a.m., local time, on ______, 2008 at the offices of Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025.

Record Date; Who is entitled to Vote (Page 49)

 You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on __________, 2008, which is the record date for the Special Meeting. You will have one vote for each share of our common stock you owned at the close of business on the record date. On the record date, there were 4,162,500 shares of our common stock outstanding, of which 3,162,500 shares were IPO shares. An additional 750,000 shares were issued to our founders prior to our IPO and the remaining 250,000 shares were issued to our CEO and two non-affiliated accredited investors as part of units in a private placement that occurred prior to our IPO.

Quorum and Vote Required (Page 50)

A quorum of our stockholders is necessary to hold a valid stockholders meeting. A quorum will be present at the Special Meeting if a majority of the shareholders of our common stock outstanding as of the record date are present in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval of the Merger Proposal will require the approval of the holders of a majority of the shares of our common stock issued in our IPO and our private placement that vote on the Merger Proposal at the Special Meeting with respect to the Merger assuming a quorum is present. Notwithstanding such approval, the Merger will not be completed if the holders of more than 27.26% of our IPO shares (862,098 or more shares) vote against the Merger Proposal and exercise their conversion rights.

As long as a quorum is established at the Special Meeting, a failure to vote will have no impact upon the approval of the Merger Proposal or the Director Proposals. However, the Adjournment Proposal, and the Incentive Plan Proposal each require the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting. The Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding common stock of Affinity. Accordingly, a failure to vote will have the effect of a vote against the Adjournment Proposal, the Amendment Proposal and the Incentive Plan Proposal.  Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

Voting your Shares; Proxies (Page 49)

Proxies may be solicited by mail, telephone or in person. Affinity will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. Morrow& Co., LLC, a proxy solicitation firm that we have engaged to assist us in soliciting proxies, will be paid its customary fee of approximately $27,500 plus $6.00 per solicited stockholder and out-of-pocket expenses and we expect that the total fees and expenses payable to Morrow& Co., LLC will not exceed approximately $30,000. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy at or before the Special Meeting.

United States Federal Income Tax Consequences (Page 62)

There will be no tax consequences to our stockholders resulting from the Merger, except to the extent they exercise their conversion rights.

A stockholder who exercises conversion rights will generally be required to recognize capital gain or loss upon the conversion, if such shares were held as a capital asset on the date of the Merger. This gain or loss will be measured by the difference between the amount of cash received and the stockholder’s tax basis in the converted shares. If you purchased shares in our IPO, the gain or loss will be long-term gain or loss if the acquisition closes as scheduled. If you purchased shares in the aftermarket and have held such shares for less than a year, the gain or loss will be short term gain or loss.

Accounting Treatment (Page 79)

The Merger will be accounted for as a “reverse merger” and recapitalization since the sellers of Hotels will control the combined company immediately following the completion of the transaction. Hotels will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Hotels. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements will be those of Hotels and will be recorded at the historical cost basis of Hotels. Affinity’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Hotels after consummation of the acquisition.

Risk Factors (Page 30)

Before you grant your proxy or vote or instruct the vote with respect to the Merger, you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on us and Hotels.

Approval of Hotels’ Stockholders

Hotels did not hold a stockholders meeting. All of the holders of Hotels common stock previously approved the Merger and the Merger Agreement by written consent. No further approval is required of Hotels’ stockholders. Further, the stockholders of Hotels have agreed to a lockup of the shares issuable to them in the Merger for a period of twelve months following the consummation of the Merger. Affinity has agreed to register the shares issuable to the Hotels stockholders following the closing pursuant to the terms of a registration rights agreement, the form of which was filed as Exhibit 10.1 to the Current Report on Form 8-K, filed with the SEC on July 24, 2007 and is described at page __.

Conversion Rights (Page 51)

Pursuant to Affinity’s existing amended and restated certificate of incorporation, a holder of shares of Affinity’s common stock issued in its IPO may, if the stockholder votes against the Merger Proposal, demand that Affinity convert such shares into a pro rata portion of the trust account. This demand must be made on the proxy card at the same time that the stockholder votes against the Merger Proposal. We issued a total of 3,162,500 shares in our IPO and, other than the 750,000 shares issued to our management and 250,000 shares sold to our CEO and two non-affiliated accredited investors in a private placement, we have no other shares of common stock issued and outstanding. If properly demanded, Affinity will convert each share of common stock as to which such demand has been made into a pro rata portion (up to a maximum of $6.00 per share) of the trust account in which a substantial portion of the net proceeds of Affinity’s IPO are held. If you exercise your conversion rights, then you will be exchanging your shares of Affinity common stock for cash and will no longer own these shares. Based on the amount of cash held in the trust account as of September 30, 2007, you would be entitled to convert each share of common stock that you hold into approximately $6.00 per share. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the Merger and then tender your stock certificate before 5:00 p.m. EST on the second business day prior to the day upon which the Merger is consummated to our transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York, 10038. Assuming the Merger is approved, we expect to close the transaction on the date of the Special Meeting or shortly thereafter, and will provide public notice of the closing date. The Merger will not be consummated if the holders of more than 862,097 shares of common stock issued in Affinity’s IPO, an amount more than 27.26% of such shares, vote against the Merger Proposal and exercise their conversion rights. If the Merger is not consummated, then these shares will not be converted into cash. If you convert your shares of common stock, you will still have the right to exercise the warrants received as part of the units purchased in our IPO in accordance with the terms thereof and you will still have the right to attend the Special Meeting. If the Merger is not consummated, then your shares will not be converted to cash after the Special Meeting, even if you so elected, and your shares will be converted into cash upon liquidation of the trust.

Dissenters’ or Appraisal Rights (Page 52)

No dissenters’ or appraisal rights are available under the Delaware General Corporation Law to the stockholders of Affinity in connection with the proposals. Any stockholder of Affinity holding shares of common stock issued in Affinity’s IPO who votes against the Merger Proposal may, at the same time, demand that Affinity convert his shares into a pro rata portion of the trust account. If the holders of more than 27.26%, or 862,098 shares of common stock issued in Affinity’s IPO vote against the Merger Proposal and demand conversion of their shares into a pro rata portion of the trust account, Affinity will not be able to consummate the Merger. The only rights for those stockholders voting against the Merger who wish to receive cash for their shares is to simultaneously demand payment for their shares from the trust account.

All of the holders of Hotels’ outstanding common stock have approved the Merger Proposal by written consent.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our Board of Directors. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. These parties will not be paid any additional compensation for soliciting proxies. Morrow& Co., LLC, a proxy solicitation firm that we have engaged to assist us in soliciting proxies, will be paid its customary fee of approximately $27,500 plus $6.00 per solicited stockholder and out-of-pocket expenses and we expect that the total fees and expenses payable to Morrow& Co., LLC will not exceed approximately $30,000.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We may also reimburse them for their reasonable expenses.

Stock Ownership

The following table sets forth information as of February 11, 2008, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Affinity’s common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of Affinity’s common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class (3)

Peter H. Engel (4)	480,834	11.6%
Howard Cohl	266,250	6.4%
Peter Dombrowski	45,000	1.1%
Michael Arthur	13,750	* %
Marc E. Jaffe	13,750	* %
F Sapling, LLC (5)	266,909	6.4%
Fir Tree, Inc. (6)	367,500	8.8%
Baupost Group LLC (7)	402,000	9.7%
Millenco LLC (8)	280,100	6.7%
JMG Triton Offshore Fund, Ltd. (9)	215,300	5.2%
Hummingbird Management, LLC (10)	488,000	11.7%
All directors and executive officers as a group (five individuals) (11) (12)	819,584	19.7%

* Less than 1%

(1) Unless otherwise indicated, the business address of each of the individuals is 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025.

(2) Our officers and directors have agreed to surrender to us for cancellation up to an aggregate of 22,156 shares in the event, and to the extent, stockholders exercise their right to redeem their shares for cash upon a business combination. The share amounts do not reflect any surrender of shares.

(3) Based upon 4,162,500 shares of common stock issued and outstanding.

(4) Mr. Engel also holds warrants to purchase 166,668 shares of our common stock at an exercise price of $5.00.

(5) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. The address of Sapling LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree, Inc. is the investment manager for Sapling LLC. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by this entity.

(6) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. Includes 100,591 shares of common stock beneficially held by Fir Tree Recovery Master Fund, LP and 266,909 shares of common stock beneficially held by Sapling, LLC, each of which Fir Tree, Inc. is the investment manager. The address of Fir Tree Inc. is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by these entities.

(7) Based on information contained in a Statement on Schedule 13G filed by Baupost Group, LLC on February 13, 2007. The Baupost Group, L.L.C. (“Baupost”) is a registered investment adviser. SAK Corporation is the Manager of Baupost. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the securities beneficially owned by Baupost.

(8) Based on information contained in a Statement on Schedule 13G/A filed by Millenco LLC on February 7, 2007. Millennium Management, L.L.C., (“Millennium Management”), is the manager of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management

(9) Based on information contained in a Statement on Schedule 13G filed by Pacific Assets Management, LLC (“PAM”) on May 25, 2007. PAM is the investment advisor to JMG Triton Offshore Fund, Ltd. (the “Fund”) and consequently may be deemed to have voting control and investment discretion over securities owned by the Fund. Pacific Capital Management, Inc. (“PCM”) is a member of PAM. Jonathan M. Glaser, Daniel Albert David and Roger Richter are control persons of PCM and PAM. As a result, Messrs. Glaser, David and Richter may be deemed to be beneficial owners of any shares deemed to be beneficially owned by PCM and PAM.

(10) Based on information contained in a Statement on Schedule 13D filed by Hummingbird Management LLC. (“Hummingbird”). Hummingbird acts as investment manager to the Hummingbird Value Fund, L.P. (“HVF”) and to the Hummingbird Microcap Value Fund, LP (“Microcap”) and has the sole investment discretion and voting authority with respect to the securities owned of record by each. The managing member of Hummingbird is Paul Sonkin. Mr. Sonkin is also the managing member of Hummingbird Capital, LLC, the general partner of each of HVF and Microcap and consequently may be deemed to have voting control and investment discretion over securities owned by each.

(11) Does not include the issuance of up to 427,000 shares of our common stock upon exercise of warrants which may be awarded upon the achievement of certain price targets.

(12) Does not include or give effect to the potential transfer of shares by the named person as part of the Earn-out payable to the Hotel Stockholders.  See “Proposal 1 - The Merge Proposal”.

Prior to the IPO, Mr. Engel and two non-affiliated accredited investors purchased from the Company in the Private Placement, an aggregate of 250,000 Units at $6.00 per Unit, for a total of $1,500,000. These Units consist of the same Common Stock and Warrants as were offered by us in the IPO. The shares and Warrants comprising the Private Placement units may not be sold, assigned or transferred until after the Company consummates a Business Combination.

Except for the shares issued as part of the units in the private placement (which may not be sold, assigned or transferred until we consummate a business combination), all of the shares of our common stock outstanding prior to the date of our initial public offering were placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until the earliest of:

•  three years following the date of our initial public offering; or

•  the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our founding stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of our initial public offering or purchased in the private placement.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us), will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted.

Reasons for the Merger (Page 61)

In reaching its decision with respect to the Merger and the transactions contemplated thereby, the Board of Directors reviewed various industry and financial data and the due diligence and evaluation materials of Hotels. During negotiations with Hotels, the Board of Directors of Affinity determined that the value of Hotels was $30 million. In addition, in reaching its decision to approve the Merger and the final terms of the consideration to be paid, the Board of Directors considered a number of factors including, but not limited to, the following:

•	the condition to the Merger of obtaining a Fairness Opinion;

•	the overall growth prospects associated with the business of Hotels;

•	opportunities to grow existing revenue streams and create new revenue streams associated with Hotels;

•	the financial results of Hotels, including potential for revenue growth and improved operating margins.

•	the competitive position of Hotels;

•	the industry dynamics, including barriers to entry;

•	the experience of Hotels’ management, including Michael Ware, Robin Ware and Raymond Romano;

•	the valuation of comparable companies; and

•	the experience of Affinity’s management, in building, consolidating and investing in businesses in the U.S.

Affinity’s Board of Directors’ Recommendation (Pages __, __, __, __ and __)

After careful consideration of the terms and conditions of the Merger Agreement, Affinity’s Board of Directors has determined unanimously that the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, Affinity and its stockholders.  Accordingly, Affinity’s Board has unanimously approved and declared advisable the Merger and unanimously recommends that the stockholders vote or instruct their vote to be cast “FOR” the Merger Proposal.

Affinity's Board of Directors has also determined unanimously that the Amendment Proposal is in the best interest of Affinity and its stockholders. Accordingly, Affinity's Board of Directors has unanimously approved and declared advisable the Amendment Proposal and unanimously recommends that you vote or instruct your vote to be cast "FOR" the approval of the Amendment Proposal.

Affinity’s Board of Directors has also determined unanimously that the Director Proposals is in the best interest of the Company and its stockholders. Accordingly, Affinity’s Board of Directors has unanimously approved and declared advisable the Director Proposals and unanimously recommends that you vote or instruct your vote to be cast "FOR" the approval of the Director Proposals.

Affinity’s Board of Directors has also determined unanimously that the adoption of the Incentive Plan is fair to, and in the best interests of, Affinity and its stockholders. Accordingly, Affinity’s Board of Directors has unanimously approved and declared advisable the adoption of the Incentive Plan and unanimously recommends that you vote or instruct your vote to be cast “FOR” the approval of the Incentive Plan Proposal.

Affinity’s Board of Directors has also determined unanimously that the Adjournment Proposal is in the best interest of Affinity and its stockholders. Accordingly, Affinity’s Board of Directors has unanimously approved and declared advisable the Adjournment Proposal and unanimously recommends that you vote or instruct your vote to be cast "FOR" the approval of the Adjournment Proposal.

Interests of Affinity Directors and Officers in the Merger (Page 60)

When you consider the recommendation of Affinity’s Board of Directors that you vote in favor of the Merger Proposal, you should keep in mind that certain of Affinity’s Directors and officers have interests in the Merger that are different from, or in addition to, your interests as a stockholder. It is anticipated that after the consummation of the Merger, Peter Engel and Howard Cohl, who currently serve as two of our directors, will remain on the Board. All other current Affinity Directors will resign. If the Merger is not approved, Affinity may be required to liquidate, and the units sold to our CEO and two non-affiliated accredited investors at a price of $6.00 per unit, the warrants included in the units and the shares of common stock issued at a price per share of $0.033 prior to Affinity’s IPO held by Affinity’s executives and directors will be worthless because Affinity’s executives and directors are not entitled to receive any of the net proceeds of Affinity’s IPO that may be distributed upon liquidation of Affinity with respect to shares or warrants previously purchased by them. Additionally, Affinity’s officers and directors who acquired shares of Affinity common stock and units prior to Affinity’s IPO will benefit if the Merger is approved because they will continue to hold their shares and units.

The table below sets forth the value of the shares and warrants owned by the officers and directors of Affinity upon consummation of the Merger and the unrealized profit from such securities based on an assumed market price of the common stock and the warrants of Affinity, as of February 11, 2008, of $5.90 and $0.41 respectively.

	Common Shares				Warrants
		Amount	Current	Unrealized		Amount	Current	Unrealized
	Owned	Paid	Value	Profit	Owned	Paid	Value	Profit
Peter H. Engel	480,835	513,250	$2,836,927	$2,323,677	166,668	n/a	68,334	68,334
Howard Cohl	266,250	8,875	$1,570,875	$1,562,000
Peter Dombrowski	45,000	1,500	$265,500	$264,000
Michael Arthur	13,750	458	$81,125	$80,667
Marc E. Jaffe	13,750	458	$81,125	$80,667

The purchase price per share for 750,000 of these common shares was $0.033333 per share. Pursuant to escrow agreements signed by these stockholders, these shares may not be sold or pledged until June 5, 2009. Additionally, these shares are currently not registered, although after the release from escrow, these stockholders may demand that Affinity use its best efforts to register the resale of such shares. Includes an aggregate of 83,334 shares of common stock included in units purchased by Mr. Engel in a private placement at $6.00 per unit, which if a business combination is not consummated, will be terminated. No portion of the purchase price of the units has been allocated to the warrants included in such units as they will expire worthless if we do not consummate a business combination.

Interests of Hotels Directors and Officers in the Merger

You should understand that some of the current directors and officers of Hotels have interests in the Merger that are different from, or in addition to, your interests as a stockholder of Affinity. Following the closing of the Merger, the members of the Board of Directors of Affinity and Hotels will include Michael Ware and Robin Ware, both of whom sit on the current Board of Hotels. Michael Ware, Hotels’ current President and Chief Executive Officer, will be appointed Affinity’s President and Chief Executive Officer and will be the Chief Executive Officer of Hotels, Robin Ware, Hotels’ current Chief Operating Officer, will be appointed Chief Operating Officer of each of Affinity and Hotels. Raymond Romano, Hotels’ current Chief Financial Officer, will be appointed Chief Financial Officer of each of Affinity and Hotels. In addition, Michael Ware, Robin Ware and Raymond Romano own 100% of the stock of Hotels and will receive all of the consideration paid to Hotels’ stockholders in the Merger.

Interests of The Maxim Group in the Merger; Fees

    The Maxim Group served as an underwriter in our IPO and agreed to defer $843,750 of its underwriting discounts and commissions until after the consummation of a business combination. Maxim has also served as our financial advisor in connection with negotiating the Merger. The Maxim Group did not provide any fairness opinion or formal analysis of the value of Hotels, the Merger or the merger consideration to the Board of Affinity. The deferred amount payable in connection with the IPO will be paid out of the trust account established for the proceeds of the IPO only if we consummate the Merger. Maxim, therefore, has an interest in our consummating the Merger that will result in the payment of its deferred compensation. Further, Maxim and Legend Merchant Group purchased for $100 an option to purchase an aggregate of 192,500 units (comprised of one share and two warrants) at an exercise price of $6.60 per unit, received as consideration as underwriters in our IPO.

    In addition to receiving its deferred compensation, Maxim will receive fees of $100,000 in cash and stock valued at $100,000 based upon the volume weighted average price of the common stock of Affinity for the preceding 10 days, only upon completion of the Merger in consideration for its advisory services to Affinity in connection with the Merger.

Conditions to the Consummation of the Merger

    The obligations of Affinity and Hotels to consummate the Merger are subject to the satisfaction or waiver of specified conditions before completion of the Merger, including the following:

    Conditions to Affinity’s and Hotels’ obligations to consummate the Merger:

    The respective obligations of each of Affinity and Hotels to consummate the Merger are subject to the satisfaction of, or waiver of, the following conditions:

•  the receipt of Affinity stockholder approval;

•  the receipt of Hotels stockholder approval (which has been obtained and is irrevocable); and

•   the absence of any order or injunction preventing consummation of the merger.

    Conditions to Affinity’s obligations:

The obligation of Affinity to consummate the Merger is further subject to the following conditions, among others:

•  the representations and warranties made by Hotels must be true and correct in all material respects;

•   Hotels must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement; and

•   there must not have occurred since the date of the Merger Agreement any material adverse effect on Hotels’ financial condition or business.

Conditions to Hotels’ obligations:

    The obligation of Hotels to consummate the Merger is further subject to the following conditions, among others:

•   the representations and warranties made by Affinity and Merger Sub must be true and correct in all material respects;

•   Affinity and Merger Sub must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement; and

•   there must not have occurred since the date of the Merger Agreement any material adverse effect on the financial condition or business of Affinity or Merger Sub.

Termination, Amendment and Waiver

    The Merger Agreement may be terminated at any time prior to the consummation of the Merger, whether before or after receipt of stockholder approval, as follows:

•   by mutual written consent of the parties;

•   by either party if the Merger is not consummated on or before June 9, 2008;

•   by either party if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable;

•   by either party if the other party has breached any of its covenants or representations and warranties in any material respect, subject to certain conditions and a right to cure, as further described below;

•   by either party if any of the conditions to the consummation of the Merger shall have become incapable of fulfillment;

•   by Hotels if Affinity has not held its Special Meeting of Stockholders to approve the Merger Proposal within 45 days of the date of approval of the proxy statement by the SEC;

•   by Hotels if Affinity’s Board of Directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or

•   by either party if more than 27.26% of the holders of the shares issued in Affinity’s IPO entitled to vote on the Merger elect to convert such shares into cash from the Trust Fund.

    If permitted under applicable law, either Affinity or Hotels may waive conditions for their own respective benefit and consummate the Merger, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur.

If Hotels breaches the merger agreement, as more fully described below, Hotels will be liable for the reimbursement to Affinity of certain audit costs.

Regulatory Matters

    We believe the Merger and the transactions contemplated by the Merger Agreement are not subject to any federal or state regulatory requirement or approval, except for filings necessary to effectuate the transactions contemplated by the Merger Proposal and the Amendment Proposal with the Secretary of State of the State of Delaware.

The Amendment Proposal

Affinity is seeking stockholder approval of an amendment to the amended and restated certificate of incorporation to increase the total number of shares of stock that we will have the authority to issue from 16,000,000, of which 15,000,000 are common stock, to 30,000,000, of which 29,000,000 will be common stock. See the section entitled “the Amendment Proposal” beginning on page 89.

The Incentive Plan Proposal

Affinity is seeking stockholder approval for the adoption of the Incentive Plan which will provide for the granting of options and/or other stock-based or stock-denominated awards. The material terms of such plan are:

•   1,400,000 shares of Affinity common stock will be reserved for issuance;

•   the Incentive Plan will be administered by the Affinity Board of Directors, or a committee thereof, and any particular term of a grant or award shall be at the Board’s discretion; and

•   the Incentive Plan will become effective upon the closing of the Merger with Hotels.

Director Proposals

    Director Proposal 4A - to elect five (5) directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is approved); AND Director Proposal 4B - to elect two (2) Class A directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is not approved). See the section entitled “The Director Proposal.”

The Adjournment Proposal

    If, based on the tabulated vote, there are not sufficient votes at the time of the Special Meeting approving the Merger Proposal, Affinity’s Board of Directors may submit a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies. See the section entitled “The Adjournment Proposal.” beginning on page 108.

Fairness Opinion (Page 81)

Pursuant to an engagement letter dated July 9, 2007, we engaged Ladenburg Thalmann & Co.~~,~~ Inc. to render an opinion that the consideration to be paid for our acquisition of Hotels on the terms and conditions set forth in the Merger Agreement is fair to Affinity from a financial point of view and that the fair market value of Hotels is at least equal to 80% of our net assets. Our Board of Directors determined to utilize the services of Ladenburg Thalmann & Co~~.~~, Inc. because it is an investment banking firm that regularly evaluates businesses and their securities in connection with acquisitions, corporate restructuring, private placements and for other purposes. In connection with the Amendment to the Merger Agreement, we entered into a subsequent engagement letter dated January 10, 2008, pursuant to which we engaged Ladenburg Thalmann & Co., Inc. to render a fairness opinion with respect to the amended terms of the Merger Agreement. The original engagement letter provided that we will pay Ladenburg Thalmann & Co. Inc. a fee of $75,000 (which has been paid) and will reimburse Ladenburg Thalmann & Co.~~,~~ Inc. for its reasonable out-of-pocket expenses, including attorneys’ fees. The second engagement letter provided that we will pay Ladenburg Thalmann & Co. Inc. a fee of $37,500 (which has been paid) and will reimburse Ladenburg Thalmann & Co. Inc. for its reasonable out-of-pocket expenses, including attorneys’ fees. We have also agreed to indemnify Ladenburg Thalmann & Co.~~,~~ Inc. against certain liabilities that may arise out of the rendering of the opinion.

    The summary of the Ladenburg Thalmann & Co., Inc. opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion which is annexed hereto as Annex C.

HOTELS AT HOME, INC.
SELECTED CONSOLIDATED HISTORICAL FINANCIAL INFORMATION

Affinity is providing the following consolidated financial information of Hotels’ to assist you in the analysis of the financial aspects of the Merger. We derived the Hotels’ consolidated historical information from the audited consolidated financial statements of Hotels as of and for the years ended December 31, 2006 and 2005 and the unaudited consolidated financial statements as of and for the nine months ended September 30, 2007 and 2006 included elsewhere in this proxy statement. The information for the year ended December 31, 2004 was derived from Hotels' unaudited consolidated financial statements not included in this proxy statement. The information is only a summary and should be read in conjunction with the historical consolidated financial statements and related notes contained elsewhere herein. Interim results are not necessarily indicative of results for the full year and historical results are not necessarily indicative of results to be expected in any future period. The selected financial information set forth below should be read in conjunction with “Hotels' Management's Discussion and Analysis of Financial Condition and Results of Operations” and its audited and unaudited financial statements included elsewhere in this proxy statement.

Amounts in thousands, except share and per share data
	For the Nine Months			For the Years Ended
	Ended September 30			December 31,
	Unaudited			Audited		Unaudited
	2007	2006		2006	2005	2004
Consolidated Income Statement Data
Revenues	$17,255		$13,990	$20,800	$16,210	$11,393

Net Income	$2,259		$1,781	$2,771	$1,650	$2,434
Net Income (loss) per common share
Basic and diluted	$2,657		$2,095	$3,260	$1,942	$2,863
Weighted average common stock and common stock equivalents outstanding
Basic and diluted	850		850	850	850	850

Consolidated Balance Sheet Data:
Total assets	$6,409	$	N/A	$6,333	$4,885	$4,810

Total liabilities	4,698		N/A	4,359	3,718	3,534

Total stockholders' equity	1,711		N/A	1,974	1,168	1,276

Consolidated Statement of Cash Flow Data:
Cash flow provided by (used in):
Operating activities	$2,075		$1,633	$2,719	$1,213	$4,401

Investing activities	(699)		(93)	(205)	(418)	40

Financing activities	(2,545)		(1,806)	(2,179)	(1,002)	(1,772)

AFFINITY MEDIA INTERNATIONAL CORP. SELECTED FINANCIAL DATA

Affinity is providing the following selected financial information to assist you in your analysis of the financial aspects of the Merger. The following selected financial and other operating data should be read in conjunction with “Affinity Media International Corp.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and its financial statements and the related notes to those statements included elsewhere in this proxy statement. We derived Affinity’s historical statements of operations information and historical balance sheet information from the audited financial statements of Affinity for the year ended December 31, 2006 and for the period from August 5, 2005 (inception) to December 31, 2005 and from the unaudited condensed financial statements for the nine months ended September 30, 2007 and 2006, all of which are included elsewhere in this proxy statement except for the December 31, 2005 balance sheet data. Interim results are not necessarily indicative of results for the full fiscal year and historical results are not necessarily indicative of results to be expected in any future period

	Nine Months Ended September 30, 2007	Year Ended December 31, 2006	Period From August 12, 2005 (Inception to December 31, 2005)
	(Unaudited)
Income Statement Data:
Operating Expenses	$709,730	$412,170	$27,355
Other Income - Interest, net	$749,053	$551,090	$-
Net income (loss)	$22,545	$94,294	$(27,355)
Weighted Average Common Shares Outstanding -
Basic	3,300,352	2,187,181	750,000
Diluted	3,300,352	2,187,181	750,000
Net Income Per Common Share -
Basic	$0.01	$0.04	$(0.04)
Diluted	$0.01	$0.04	$(0.04)
Cash Dividends Declared Per Share	$-	$-	$-

	September 30, 2007	December 31, 2006	December 31, 2005
	(Unaudited)
Balance Sheet Data:
Working Capital (Excluding Cash held in trust)	$(57,973)	$146,004	$105,641
Cash Held in Trust	$19,061,849	$19,091,545	$-
Total Assets	$19,590,930	$19,284,017	$246,997
Common Stock Subject to Possible Redemption, 862,148 Common Shares at Conversion Value	$4,959,226	$4,959,226	$-
Stockholders’ Equity	$13,457,118	$13,434,573	$(2,355)

Selected Unaudited Pro Forma Condensed Combined Financial Information of Affinity and Hotels at Home

The following selected unaudited pro forma condensed combined financial information is intended to provide you with a picture of what Affinity’s business might have looked like had the merger been completed on January 1, 2006 with respect to the year ended December 31, 2006 and January 1, 2007 with respect to the nine months ended September 30, 2007, under the assumption that there are no conversions and the assumption of the conversions of 862,097 shares of common stock into cash. The condensed consolidated financial information may have been different had the merger actually been completed. You should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have occurred had the merger occurred or the future results that may be achieved after the merger. The following selected unaudited pro forma condensed combined financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto starting on page 132.

	December 31, 2006
	No	Maximum
	Conversion(1)	Conversion(2)

Consolidated Pro forma Income Statement Data:
Operating revenue	$20,800,130	$20,800,130
Net income	$1,181,995	$1,119,348
Net income per common share
Basic	$0.21	$0.24
Diluted	$0.19	$0.22
Weighted average common stock and common stock equivalents outstanding:
Basic	5,555,982	4,693,885
Diluted	6,061,538	5,199,441

	September 30, 2007
	No	Maximum
	Conversion(1)	Conversion(2)

Consolidated Pro forma Income Statement Data:
Operating revenue	$17,254,688	$17,254,688
Net income	$796,118	$671,994
Net income per common share
Basic	$0.12	$0.12
Diluted	$0.11	$0.10
Weighted average common stock and common stock equivalents outstanding:
Basic	6,669,153	5,807,056
Diluted	7,524,197	6,662,100

Total assets	$6,722,547	$4,489,359
Working capital (deficit)	$1,150,285	($3,595,744)
Total liabilities	$4,963,476	$7,476,317
Long-term debt, less current maturities	$139,027	$139,027
Total stockholders’ equity (deficit)	$1,759,071	($2,986,958)
Book value per common share	$0.26	($0.51)

Notes:

(1)	Assumes no conversion by IPO investors
(2)	Assumes the maximum conversion level

Historical and Pro Forma Unaudited Per Share Data of Affinity and Hotels at Home

The following historical and pro forma unaudited per share data is intended to provide a comparison of the historical and pro forma per share data of Affinity and Hotels on a standalone basis and as if the merger had been completed on January 1, 2006 with respect to the year ended December 31, 2006 and January 1, 2007 for the nine months ended September 30, 2007. This per share information may have been different had the merger actually been completed on that date. You should not rely on the per share data as being indicative of the historical results that would have occurred had the merger occurred or the future per share amounts that may be achieved after the merger. The following table of historical and pro forma per share data of Affinity and Hotels has been derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes thereto starting on page xx, the historical consolidated financial statements of Affinity and notes thereto starting on page F2-1 and the historical consolidated financial statements of Hotels and notes thereto starting on page F1-1.

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Book value per common share:
Affinity – Historical		$3.23
- Pro forma
- Assuming no conversions:		$0.26
- Assuming maximum conversions:		$($0.51)

Hotels – Historical		$2,013.09
- Equivalent pro forma
- Assuming no conversions		$762.29
- Assuming maximum conversion		$(1,486.56)

Net Income Per Common Share – Basic and Diluted:
Affinity:
Historical:
- Basic	$0.04	$0.01
- Diluted	$0.04	$0.01

Pro forma information effective upon consummation of the merger:
Assuming no conversions:
- Basic	$0.21	$0.12
- Diluted	$0.19	$0.11
Assuming maximum conversions:
- Basic	$0.24	$0.12
- Diluted	$0.22	$0.10

Hotels:
Historical	$3,260.03	$2,657.08
Equivalent pro forma information effective upon consummation of the merger:
Assuming no conversions:
- Basic	$606.92	$346.81
- Diluted	$549.12	$317.91
Assuming maximum conversions:
- Basic	$693.62	$346.81
- Diluted	$635.82	$289.01

Cash dividends per share:
Affinity – Historical	$0.00	$0.00
Pro forma information effective upon consummation of the merger(1):
Assuming no conversions:
- Basic	$0.00	$0.00
- Diluted	$0.00	$0.00
Assuming maximum conversions:
- Basic	$0.00	$0.00
- Diluted	$0.00	$0.00
Hotels:
Historical	$2,340.75	$2,964.90
Equivalent pro forma information effective upon consummation of the merger:
Assuming no conversions:
- Basic	$0.00	$0.00
- Diluted	$0.00	$0.00
Assuming maximum conversions:
- Basic	$0.00	$0.00
- Diluted	$0.00	$0.00

 Note:

(1)
Affinity has not paid any cash dividends on its common stock and does not intend to pay dividends prior to consummation of the Merger. It is the present intention of the Board of Directors to retain all earnings, if any, for use in the business operations and, accordingly, the Board does not anticipate declaring dividends in the foreseeable future.

MARKET PRICE INFORMATION AND DIVIDEND DATA FOR AFFINITY SECURITIES

Affinity consummated its IPO on June 9, 2006. In the IPO, Affinity sold 3,162,500 units, each consisting of one share of Affinity’s common stock and two warrants to purchase common stock. The units were quoted on the OTCBB from the consummation of the IPO under the symbol AFMI-U. On July 26, 2006, the common stock and warrants included in the units began trading separately and the trading in the units continued. The units, shares of Affinity common stock and warrants are currently quoted on the OTCBB under the symbols “AFMIU”, “AFMI” and “AFMIW”, respectively. The closing prices of the units, per share of common stock and per warrant of Affinity on July 24, 2007, the last trading day before the announcement of the execution of the Merger Agreement, were $6.82, $ 5.73, and $0.54, respectively. Each warrant entitles the holder to purchase from Affinity one share of common stock at an exercise price of $5.00 commencing on the later of the consummation of a business combination (if consummated) or June 5, 2007. The Affinity warrants will expire at 5:00 p.m., New York City time, on June 5, 2010, or earlier upon redemption. Prior to June 6, 2006, there was no established public trading market for Affinity’s securities.

The following table sets forth, for the calendar quarter indicated, the quarterly high and low sales prices of Affinity’s common stock, warrants and units as reported on the OTCBB.

	Units (AFMIU)		Common Stock (AFMI)		Warrants (AFMIW)
	High	Low	High	Low	High	Low
2006:

Second Quarter (from Inception, June 6, 2006)	$6.25	$6.00	$-	$-	$-	$-

Third Quarter	$6.15	$5.90	$5.60	$5.25	$0.39	$0.30

Fourth Quarter	$6.30	$5.90	$5.60	$5.28	$0.37	$0.25

2007:

First Quarter	$6.50	$6.20	$5.69	$5.54	$0.44	$0.36

Second Quarter	$6.80	$6.50	$5.72	$5.65	$0.56	$0.40

Third Quarter	$7.00	$6.50	$5.92	$5.70	$0.60	$0.33

Fourth Quarter	$7.00	$6.45	$5.94	$5.65	$0.56	$0.31

On February 11, 2008 the closing prices of our units, common stock and warrants were $6.90, $5.90 and $0.41, respectively.

Holders

As of  __________, 2008, the Record Date of the Special Meeting, there were 4 holders of record of units and 7 holders of record of the common stock. We estimate that there are 103 beneficial owners of our units and 86 beneficial owners of our common stock.

Dividends

Affinity has not paid any cash dividends on its common stock and does not intend to pay dividends prior to consummation of the Merger. It is the present intention of the Board of Directors to retain all earnings, if any, for use in the business operations and, accordingly, the Board does not anticipate declaring dividends in the foreseeable future.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the Merger Proposal. As Affinity’s operations will be those relating to Hotels upon consummation of the Merger, a number of the following risk factors relate to such business and operations of Hotels.

RISKS RELATING TO HOTELS BUSINESS

Our results are dependant on the well being of the hotel and lodging industry and we are subject to all of the operating risks common in the hotel and lodging industry and our results may be adversely impacted if any of these risks materialize.

Our results are significantly affected by occupancy rates achieved by the hotel and lodging industry. Unfavorable changes in the operations of the hotel and lodging industry, especially those of our partners, could limit our ability to market our products. In addition, economic factors beyond our control in the U.S. and internationally may create challenges for the hotel and lodging industry and us in 2008 and beyond. A downturn in economic conditions could impact the demand for hotel rooms and put pressure on room rates. Possible events that could negatively impact hotel occupancy include:

•	increases in transportation and fuel costs, the financial condition of the airline industry and its impact on air travel;

•	strikes or threatened strikes by unions whose members are employed by the hotel and lodging industry;

•	terrorism, war or the threat of terrorism or war;

•	increases in second home or timeshare purchases; and

•	sustained recessionary periods in the U.S. and internationally.

The occurrence of any of these events could negatively impact hotel occupancy. Our success depends on the number of hotel guests who view our in-room catalogs and purchase products from them. If there is a decline in hotel occupancy or if our catalogs are placed in fewer hotel rooms, we will not be able to market our products to as many potential purchasers and our sales and revenues may decline.

Our contracts with our hotel partners allow each hotel partner to audit its accounts in order to review the allocation of revenue and expenses under the contract. A determination that a hotel partner is owed additional profit sharing distributions under a contract will negatively impact our cash flows and net income.

Our contracts with our hotel partners provide our hotel partners with the right to audit their accounts with us to review the allocation of revenue and expenses under their contract. Any of our hotel partners may exercise its audit rights in order to review its share of the profit sharing distributions derived from sales related to that contract. A review of the revenues, expenses or other matters related to a contract may lead a hotel partner to determine that an additional share of profit sharing distributions under a contract is owed to it. Any payments by us of additional profits as a result of a hotel partner’s audit of a contract will have a negative impact on our cash flows and net income.

The hotel industry is controlled by a small number of large holding companies and our success is largely dependent on our ability to cultivate, maintain and grow relationships with each of these companies.

Approximately 80% of the hotel rooms in the United States are owned or managed by ten hotel holding corporations. We currently have hotel partner contracts with one or more brands owned by six of these ten hotel holding corporations. Our continued success is in large part dependent upon our ability to expand our relationship with these six customers and to develop relationships with the four remaining hotel holding corporations. Conversely, if we lose favor with any one of these hotel holding corporations, it could have a significant impact on our future financial results and our ability to continue to expand our business.

Because we depend on a small number of key clients, non-recurring revenue and contracts terminable on short notice, our business could be adversely affected if we fail to retain these clients and/or obtain new clients at a level sufficient to support our operations and/or broaden our client base.

Four separate and autonomous programs under the umbrella of one hotel management partner account for approximately 45% of our revenue. Programs owned by three other hotel management companies represent approximately 16%, 15% and 13% of our total revenue, respectively. If any of these customers suffers a significant decline in hotel occupancy rates or decides to create its own catalogues or websites to sell its merchandise, it would negatively impact our financial results. We would experience a decline in revenues if we were not able to secure a sufficient number of new clients or additional business from existing clients.

Our ability to market our products to potential purchasers is dependant on hotel occupancy rates and the placement of our catalogs in occupied hotel rooms.

Our marketing efforts are dependent on the placement of our catalogs in occupied hotel rooms. In addition to general trends that result in declines in hotel occupancy, our catalogs may not be placed in occupied hotel rooms as a result of errors by hotel housekeeping staff or decisions of hotel franchisees. If hotel occupancy declines or our catalogs are not placed appropriately in occupied hotel rooms, our ability to reach potential purchasers will decline and our financial results may suffer.

We may not be able to compete successfully against existing or future competitors.

The online retailing market is rapidly evolving and intensely competitive. Barriers to entry are minimal, and current and new competitors can launch new websites at a relatively low cost. Furthermore, upon expiration of our contract and arrangements, our existing partners may decide to create their own catalogs or websites to sell their merchandise. Competitive pressures created by any one of our competitors, or by our competitors collectively, could harm our business, prospects, financial condition and results of operations. Increased competition may result in reduced operating margins, loss of market share and a diminished brand franchise. We cannot assure you that we will be able to compete successfully against current and future competitors

We rely on our relationships with our suppliers to obtain sufficient quantities of quality merchandise on acceptable terms. If we fail to maintain our supplier relationships on acceptable terms, our sales and profitability could suffer.

Our contracts or arrangements with our suppliers do not provide for the continuation of particular merchandises or pricing practices. Some of our contracts and arrangements may be terminated by our suppliers at any time. Shipping delays and pricing fluctuations may negatively impact our ability to fulfill product orders at a profit or at all. In addition, our current suppliers may not continue to sell inventory on current terms or at all, and we may not be able to establish new supply relationships. If we are unable to develop and maintain relationships with suppliers that will allow us market sufficient quantities of merchandise on acceptable commercial terms, such inability could harm our business, prospects, results of operation and financial condition.

We are partially dependent on third parties to fulfill a number of our fulfillment, distribution and other retail functions. If such parties are unwilling or unable to continue providing these services, our business could be seriously harmed.

We rely on third parties to conduct a number of traditional retail operations with respect to their respective products that we offer for sale on our catalog, including maintaining inventory, preparing merchandise for shipment to individual customers and timely distribution of purchased merchandise. We have no effective means to ensure that these third parties will continue to perform these services to our satisfaction or on commercially reasonable terms. In addition, because we do not take possession of these third parties’ products, we are unable to fulfill these traditional retail operations ourselves. Our customers could become dissatisfied and cancel their orders or decline to make future purchases if these third parties are unable to deliver products on a timely basis. If our customers become dissatisfied with the services provided by these third parties, our reputation and brand could suffer.

We have a rapidly evolving business model.

Our business model has evolved and continues to do so. In the past we have added additional types of services and product offerings, and in some cases we have modified or discontinued those offerings. We may continue to try to offer additional types of products or services, and we cannot offer any assurance that any of them will be successful. From time to time, we have also modified aspects of our business model relating to our product mix and the mix of direct/fulfillment partner sourcing of the products we offer. We may continue to modify this aspect of our business as well as other significant aspects of our business. We cannot offer any assurance that these or any other modifications will be successful.

We depend upon third-party delivery services to deliver our products to our customers on a timely and consistent basis. Deterioration in our relationship with any one of these third parties could decrease our ability to track shipments, cause shipment delays, and increase our shipping costs and the number of damaged products.

We rely upon multiple third parties for the shipment of our products. We cannot be sure that these relationships will continue on terms favorable to us, if at all. Unexpected increases in shipping costs or delivery times, particularly during the holiday season, could harm our business, prospects, financial condition and results of operations. If our relationships with these third parties are terminated or impaired or if these third parties are unable to deliver products for us, whether through labor shortage, slow down or stoppage, deteriorating financial or business condition, responses to terrorist attacks or for any other reason, we would be required to use alternative carriers for the shipment of products to our customers. In addition, conditions such as adverse weather can prevent any carriers from performing their delivery services, which can have an adverse effect on our customers’ satisfaction with us. In any of these circumstances, we may be unable to engage alternative carriers on a timely basis, upon terms favorable to us, or at all. Changing carriers would likely have a negative effect on our business, prospects, operating results and financial condition. Potential adverse consequences include:

•       reduced visibility of order status and package tracking;

•       delays in order processing and product delivery;

•       increased cost of delivery, resulting in reduced gross margins; and

•       reduced shipment quality, which may result in damaged products and customer dissatisfaction.

A significant number of merchandise returns could harm our business, financial condition and results of operations.

We allow our customers to return products. We modify our policies relating to returns from time to time, and any policies intended to reduce the number of product returns may result in customer dissatisfaction and fewer return customers. If merchandise returns are significant, our business, prospects, financial condition and results of operations could be harmed.

If the products that we offer do not reflect our customers’ tastes and preferences, our sales and profit margins would decrease.

Our success depends in part on our ability to offer products that reflect consumers’ tastes and preferences. Consumers’ tastes are subject to frequent, significant and sometimes unpredictable changes. Because the products that we sell typically consist of merchandise in use by hotels and resorts, we have limited control over the specific products that we are able to offer for sale. If our merchandise fails to satisfy customers’ tastes or respond to changes in customer preferences, our sales could suffer and we could be required to mark down unsold inventory which would depress our profit margins. In addition, any failure to offer products in line with customers’ preferences could allow our competitors to gain market share. This could have an adverse effect on our business, prospects, results of operations and financial condition.

If our inventory is damaged, stolen or becomes obsolete, our success and cash flow could be reduced.

We directly purchase and/or warehouse some of the merchandise that we sell. We assume the inventory damage, theft and obsolescence risks, as well as price erosion risks for products that we purchase directly. In addition, we do not always receive warranties on the merchandise we purchase or warehouse. Further, we accept returns of unused or defective products sold, and we have the risk of reselling the returned products or obtaining a refund from the manufacturer, as applicable. To the extent that we rely on purchased inventory, our success will depend upon our ability to liquidate our inventory rapidly, the ability of our buying staff to purchase inventory at attractive prices relative to its resale value and our ability to manage customer returns and the shrinkage resulting from theft, loss and misrecording of inventory. If we are unsuccessful in any of these areas, we may be forced to sell our inventory at a discount or a loss.

The loss of key personnel or any inability to attract and retain additional personnel could affect our ability to successfully grow our business.

Our performance is substantially dependent on the continued services and on the performance of our senior management and other key personnel, including Michael Ware, our President and Chief Executive Officer, Robin Ware, our Chief Operating Officer, and Raymond Romano, our Chief Financial Officer. Our performance also depends on our ability to retain and motivate other officers and key employees. The loss of the services of any of our executive officers or other key employees for any unforeseen reason, including without limitation, illness, could harm our business, prospects, financial condition and results of operations. We do not maintain “key person” life insurance policies. As a condition to the closing of the merger, Affinity will enter into employment agreements with each of Michael Ware, Robin Ware and Raymond Romano.

Our future success also depends on our ability to identify, attract, hire, train, retain and motivate other highly-skilled technical, managerial, editorial, merchandising, marketing and customer service personnel. Competition for such personnel is intense, and we cannot assure you that we will be able to successfully attract, assimilate or retain sufficiently qualified personnel. Our failure to retain and attract the necessary technical, managerial, editorial, merchandising, marketing and customer service personnel could harm our revenues, business, prospects, financial condition and results of operations.

We are expanding our international business, causing our business to become increasingly susceptible to numerous international business risks and challenges that could affect our profitability.

We have begun to expand into international markets, and in the future we may do so more aggressively. International sales and transactions are subject to inherent risks and challenges that could adversely affect our profitability, including:

•       the need to develop new supplier and manufacturer relationships;

•       the need to comply with additional laws and regulations to the extent applicable;

•       unexpected changes in international regulatory requirements and tariffs;

•       difficulties in staffing and managing foreign operations; and

•       price controls or other restrictions on foreign currency.

To the extent we generate international sales and transactions in the future, any negative impact on our international operations could negatively impact our business. In particular, gains and losses on the conversion of foreign payments into United States dollars may contribute to fluctuations in our results of operations and fluctuating exchange rates could cause reduced gross revenues and/or gross margins from non-dollar-denominated international sales.

Our operating results substantially depend on our websites, network infrastructure and transaction-processing systems. Capacity constraints or system failures would harm our business, prospects, results of operations and financial condition.

Any system interruptions that result in the unavailability of our websites or reduced performance of our transaction systems would reduce our transaction volume and the attractiveness of the services that we provide to suppliers and third parties and would harm our business, prospects, operating results and financial condition.

We use internally developed systems for our websites and certain aspects of transaction processing, including customer profiling and order verifications. We have experienced periodic systems interruptions due to server failure, which we believe will continue to occur from time to time. If the volume of traffic on our websites or the number of purchases made by customers substantially increases, we will need to further expand and upgrade our technology, transaction processing systems and network infrastructure. We have experienced and expect to continue to experience temporary capacity constraints due to sharply increased traffic during sales or other promotions and during the holiday shopping season. Capacity constraints can cause unanticipated system disruptions, slower response times, and degradation in levels of customer service, impaired quality and delays in reporting accurate financial information.

Our transaction processing systems and network infrastructure may be unable to accommodate increases in traffic in the future. We may be unable to project accurately the rate or timing of traffic increases or successfully upgrade our systems and infrastructure to accommodate future traffic levels on our websites. In addition, we may be unable to upgrade and expand our transaction processing systems in an effective and timely manner or to integrate any newly developed or purchased functionality with our existing systems. Any difficulties with our transaction processing systems or other difficulties upgrading, expanding or integrating various aspects of our systems may cause unanticipated system disruptions, slower response times, and degradation in levels of customer service, additional expense, impaired quality and speed of order fulfillment or delays in reporting accurate financial information.

If the facilities where substantially all of our computer and communications hardware is located fail, our business, results of operations and financial condition may be harmed.

Our success, and, in particular, our ability to successfully receive and fulfill orders and provide high-quality customer service, largely depends on the efficient and uninterrupted operation of our computer and communications systems. Substantially all of our computer and communications hardware is located at our corporate headquarters in Fairfield, New Jersey with a partially redundant back-up system located in Las Vegas, Nevada. Although we have designed our back-up system in an effort to avoid or minimize service interruptions in the event of a failure of our main facility, our systems and operations are vulnerable to damage or interruption from fire, flood, power loss, telecommunications failure, terrorist attacks, acts of war, break-ins, earthquake and similar events. We do not have a formal disaster recovery plan and our business interruption insurance may be insufficient to compensate us for losses that may occur. Despite the implementation of network security measures, our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions, delays, loss of critical data or the inability to accept and fulfill customer orders. The occurrence of any of the foregoing risks could harm our business, prospects, financial condition and results of operations.

If we do not respond to rapid technological changes, our services could become obsolete and we could lose customers.

To remain competitive, we must continue to enhance and improve the functionality and features of our e-commerce businesses. We may face material delays in introducing new services, products and enhancements. If this happens, our customers may forgo the use of our Websites and use those of our competitors. The internet and the online commerce industry are rapidly changing. If competitors introduce new products and services using new technologies or if new industry standards and practices emerge, our existing websites and our proprietary technology and systems may become obsolete. Our failure to respond to technological change or to adequately maintain, upgrade and develop our computer network and the systems used to process customers’ orders and payments could harm our business, prospects, financial condition and results of operations.

We may be liable if third parties misappropriate our customers’ personal information.

If third parties are able to penetrate our network security or otherwise misappropriate our customers’ personal information or credit card information, or if we give third parties improper access to our customers’ personal information or credit card information, we could be subject to liability. This liability could include claims for unauthorized purchases with credit card information, impersonation or other similar fraud claims. This liability could also include claims for other misuses of personal information, including unauthorized marketing purposes. These claims could result in litigation. Liability for misappropriation of this information could adversely affect our business. In addition, the Federal Trade Commission and state agencies have been investigating various Internet companies regarding their use of personal information. We could incur additional expenses if new regulations regarding the use of personal information are introduced or if government agencies investigate our privacy practices. In addition, we could lose customer accounts if the information supplied by visitors to our online catalogs are misappropriated.

We rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure transmission of confidential information such as customer credit card numbers. We cannot assure you that advances in computer capabilities, new discoveries in the field of cryptography or other events or developments will not result in a compromise or breach of the algorithms that we use to protect customer transaction data. If any such compromise of our security were to occur, it could harm our reputation, business, prospects, financial condition and results of operations. A party who is able to circumvent our security measures could misappropriate proprietary information or cause interruptions in our operations. We may be required to expend significant capital and other resources to protect against such security breaches or to alleviate problems caused by such breaches. We cannot assure you that our security measures will prevent security breaches or that failure to prevent such security breaches will not harm our business, prospects, financial condition and results of operations.

Laws or regulations relating to privacy and data protection may adversely affect the growth of our Internet business.

We are subject to increasing regulation at the federal, state and international levels relating to privacy and the use of personal user information. For example, we are subject to various telemarketing laws that regulate the manner in which we may solicit future suppliers and customers. Such regulations, along with increased governmental or private enforcement, may increase the cost of growing our business. In addition, many jurisdictions have laws that limit the uses of personal user information gathered online or offline or require companies to establish privacy policies. The Federal Trade Commission has adopted regulations regarding the collection and use of personal identifying information obtained from children under 13. Proposed legislation in this country and existing laws in foreign countries require companies to establish procedures to notify users of privacy and security policies, obtain consent from users for collection and use of personal information, and/or provide users with the ability to access, correct and delete personal information stored by us. Additional legislation regarding data security and privacy has been proposed in Congress. These data protection regulations may restrict our ability to collect demographic and personal.

We may be subject to product liability claims that could be costly and time consuming.

We sell products manufactured for us by third parties, some of which may be defective. If any product that we sell were to cause physical injury or injury to property, the injured party or parties could bring claims against us as the manufacturer and/or retailer of the product. Our insurance coverage may not be adequate to cover every claim that could be asserted. If a successful claim were brought against us in excess of our insurance coverage, it could adversely affect our business. Even unsuccessful claims could result in the expenditure of funds and management time and could have a negative impact on our business.

Credit card fraud could adversely affect our business.

We do not carry insurance against the risk of credit card fraud, so the failure to adequately control fraudulent credit card transactions could reduce our net revenues and our gross margin. We have implemented technology to help us detect the fraudulent use of credit card information. However, we may in the future suffer losses as a result of orders placed with fraudulent credit card data even though the associated financial institution approved payment of the orders. Under current credit card practices, we may be liable for fraudulent credit card transactions because we do not obtain a cardholder’s signature. If we are unable to detect or control credit card fraud, our liability for these transactions could harm our business, results of operation or financial condition.

If one or more states successfully assert that we should collect sales or other taxes on the sale of our merchandise or the merchandise of third parties that we offer for sale on our Websites, our business could be harmed.

We do not currently collect sales or other similar taxes for physical shipments of goods into states other than New York and New Jersey. One or more local, state or foreign jurisdictions may seek to impose sales tax collection obligations on us and other out-of-state companies that engage in online commerce. Our business could be adversely affected if one or more states or any foreign country successfully asserts that we should collect sales or other taxes on the sale of our merchandise.

Existing or future government regulation could harm our business.

We are subject to the same federal, state and local laws as other companies conducting business on the Internet. Today there are relatively few laws specifically directed towards conducting business on the Internet. However, due to the increasing popularity and use of the Internet, many laws and regulations relating to the Internet are being debated at the state and federal levels. These laws and regulations could cover issues such as user privacy, freedom of expression, pricing, fraud, quality of products and services, taxation, advertising, intellectual property rights and information security. Applicability to the Internet of existing laws governing issues such as property ownership, copyrights and other intellectual property issues, taxation, libel, obscenity and personal privacy could also harm our business. For example, United States and foreign laws regulate our ability to use customer information and to develop, buy and sell mailing lists. The vast majority of these laws was adopted prior to the advent of the Internet, and do not contemplate or address the unique issues raised thereby. Those laws that do reference the Internet are only beginning to be interpreted by the courts and their applicability and reach are therefore uncertain. These current and future laws and regulations could harm our business, results of operation and financial condition.

We must effectively manage our inventories and control our product fulfillment costs.

We must manage our inventories to track customer preferences and demand. We order merchandise based on our best projection of consumer tastes and anticipated demand in the future, but we cannot guarantee that our projections of consumer tastes and the demand for our merchandise will be accurate. It is critical to our success that we stock our product offerings in appropriate quantities. If demand for one or more products outstrips our available supply, we may have large backorders and cancellations and lose sales. On the other hand, if one or more products do not achieve projected sales levels, we may have surplus or un-saleable inventory that would force us to take significant inventory markdowns, which could reduce our net sales and gross margins.

We are dependent on the continued growth of Internet sales and must effectively manage our Internet spending.

We derive an increasing portion of our revenue from our websites. E-commerce is an important part of our business. Factors which could reduce the widespread use of the Internet include actual or perceived lack of privacy protection, actual or perceived lack of security of credit card information, possible disruptions or other damage to the Internet or telecommunications infrastructure, increased governmental regulation and taxation and decreased use of personal computers. Our business would be harmed by any decrease or less than anticipated growth in Internet usage. While we monitor our spending to maximize our revenues and returns, there can be no assurances that we will spend the optimal amount on Internet search.

RISKS PARTICULAR TO THE MERGER

Failure to complete the Merger could negatively impact the market price of Affinity’s common stock and result in the disbursement of the trust proceeds, which may cause investors to experience a loss on or of their investment.

If the Merger is not completed for any reason, Affinity may be subject to a number of material risks, including:

•       the market price of Affinity’s common stock may decline to the extent that the current market price of its common stock reflects the market assumption that this Merger will be consummated;

•       certain costs related to the Merger, such as legal and accounting fees and the costs of the fairness opinion, must be paid even if the Merger is not completed; and

•       charges against earnings will be made for transaction-related expenses, which could be higher than expected.

Such decreased market price and added costs and charges of a failed Merger may result, ultimately, in the disbursement of the trust proceeds, causing investors to experience a loss on their investment.

If the Merger’s benefits do not meet the expectations of financial or industry analysts, the market price of Affinity’s common stock may decline.

Assuming the Merger is approved, the market price of Affinity’s common stock may decline as a result of the Merger if:

•       Affinity does not achieve the perceived benefits or returns of the business of Hotels as rapidly as, or to the extent anticipated by, financial or industry analysts;

•       the business of Hotels fails to meet target financial metrics of industry or financial analysts; or

•       the effect of the business of Hotels on Affinity’s financial results is not consistent with the expectations of financial or industry analysts.

Accordingly, investors may experience a loss as a result of a decreasing stock price and Affinity may not be able to raise future capital, if necessary, in the equity markets.

Affinity stockholders will experience immediate dilution as a consequence of the issuance of shares of Affinity common stock as consideration in the Merger. The existence of a large a minority share position may reduce the influence that Affinity’s current stockholders have on the management of the combined company.

Following the consummation of the Merger, the influence of Affinity’s current stockholders, in their capacity as stockholders of the combined company, will be significantly reduced. Affinity’s current stockholders will hold, in the aggregate, approximately 62.4% of the issued and outstanding shares of the combined company.

Moreover, following the Merger, the stockholders of Hotels will beneficially own approximately 36.8% (or 48.4% if all of the Earn-out Shares are issued) in the aggregate of the outstanding voting shares of the combined company and, therefore, will have the ability to exercise substantial influence over the election of directors and other issues submitted to the stockholders of the combined company. The concentration of ownership may have the effect of delaying or preventing a change in control of the combined company even if such a change in control would be in your interest.

Affinity’s dividend policy may reduce the value of your investment.

Following the Merger, Affinity does not intend that it will in the foreseeable future declare or pay any cash dividend on its shares and anticipates that earnings, if any, will be used to finance the development and expansion of its business. Any payment of future dividends and the amounts thereof will be dependent upon earnings, financial requirements and other factors deemed relevant by its Board of Directors, including its contractual obligations, if any.

Affinity may waive one or more conditions to the Merger without resoliciting stockholder approval for the Merger.

One or more conditions to Affinity’s obligation to complete the Merger may be waived in whole or in part to the extent legally allowable either unilaterally or by agreement of Hotels and Affinity. Depending upon the condition, the Board of Directors of Affinity will evaluate the materiality of any such waiver to determine whether amendment to this proxy statement and re-solicitation of proxies as necessary. In the event that the Board of Directors of Affinity determines any such waivers are not significant enough to require re-solicitation of stockholders, it would have the discretion to complete the Merger without seeking further stockholder approval.

RISKS RELATED TO AFFINITY

 Affinity’s stock price is, and is expected to remain, volatile, which could limit investors’ ability to sell stock at a profit.

The volatile price of our stock makes it difficult for investors to predict the value of their investment, to sell shares at a profit at any given time, or to plan purchases and sales in advance. A variety of factors may affect the market price of our common stock. These include, but are not limited to:

• announcements of technological innovations or new commercial products by our competitors or us;

• developments concerning proprietary rights, including patents;

• developments concerning our customers;

• economic or other crises and external factors;

• period-to-period fluctuations in our revenues and other results of operations;

• changes in financial estimates by securities analysts; and

• sales and short selling activity of our common stock.

Additionally, because there is minimal volume of trading in our stock, any information about Hotels in the media may result in significant volatility in our stock price.

We will not be able to control many of these factors, and we believe that period-to-period comparisons of our financial results will not necessarily be indicative of our future performance.

If third parties bring claims against us or if Hotels has breached any of its representations, warranties or covenants set forth in the Merger Agreement, we may not be adequately indemnified for any losses arising therefrom.

Although the Merger Agreement provides that the Hotels stockholders will indemnify us for losses arising from a breach of the representations, warranties and  covenants by Hotels set forth in the Merger Agreement, such indemnification is limited to 631,657 shares of Affinity stock to be paid to Hotels’ stockholders in consideration of the merger and held in escrow for indemnification purposes. In addition, the survival period for any claims under the Merger Agreement is limited to the period commencing on the date of the signing of the Merger Agreement and ending on the date that is ten business days after Affinity’s annual report on Form 10-K for the fiscal year ending December 31, 2008 is filed with the Securities and Exchange Commission, but in no event later than April 30, 2009. Accordingly, we will be prevented from seeking indemnification for any claims above the aggregate threshold or arising after the applicable survival period.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

We have agreed with the trustee to promptly adopt a plan of dissolution and liquidation and initiate procedures for our dissolution and liquidation if we do not complete a business combination within 24 months after the consummation of our IPO. Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after dissolution and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them in a dissolution and any such liability of our stockholders will likely extend beyond the third anniversary of such dissolution. Accordingly, we cannot assure you that third parties will not seek to recover from our public stockholders amounts owed to them by us.

If we do not consummate a business combination and dissolve, payments from the trust account to our public stockholders may be delayed.

We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the 24 month deadline (June 9, 2008) would proceed in approximately the following manner:

• our Board of Directors will, consistent with Delaware law and its obligations described in our amended and restated certificate of incorporation to dissolve, prior to the passing of such deadline, convene and adopt a specific plan of dissolution and liquidation, which it will then vote to recommend to our stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board’s recommendation of such plan;

• soon after such deadline, we would file our preliminary proxy statement with the Securities and Exchange Commission;

• if the Securities and Exchange Commission does not review the preliminary proxy statement, then, approximately 10 days following the passing of such deadline, we will mail the proxy statements to our stockholders, and approximately 30 days following the passing of such deadline we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

• if the Securities and Exchange Commission does review the preliminary proxy statement, we currently estimate that we will receive their comments approximately 45 days following the passing of such deadline. We will mail the proxy statements to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will either approve or reject our plan of dissolution and liquidation.

In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. Pursuant to the terms of our amended and restated certificate of incorporation, our powers following the expiration of the permitted time periods for consummating a business combination will automatically thereafter be limited to acts and activities relating to dissolving and winding up our affairs, including liquidation. The funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released. Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account and the funds will not be available for any other corporate purpose.

The procedures required for us to liquidate under the Delaware law, or a vote to reject any plan of dissolution and liquidation by our stockholders, may result in substantial delays in the liquidation of our trust account to our public stockholders as part of our plan of dissolution and liquidation.

The financial interests of our officers and directors, which may be different than the best interests of our stockholders, may have influenced their motivation in causing us to enter into and, may influence in the future, their motivation to close the Merger Agreement.

Our officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds not in the trust account unless the Merger is completed. If we do not complete the Merger or other business combination and are forced to liquidate, the trust account proceeds may be subject to claims that could take priority over the claims of our public stockholders. Certain of our officers and directors have entered into separate indemnity agreements under which they will be personally liable under certain circumstances to ensure that the proceeds of the trust account are not reduced by the claims of various vendors that are owed money by us for services rendered or contracted for, or claims of other parties with which we have contracted. All of our directors own stock in our company, and Mr. Engel, our chief executive officer owns units purchased in a private placement consummated prior to our initial public offering, but have waived their right to the liquidation of the trust account as part of our stockholder-approved plan of dissolution and liquidation with respect to those shares (including shares included in the units purchased in the private placement) upon the liquidation of the trust account to our public stockholders if we are unable to complete a business combination. The shares of common stock and warrants owned by our officers and directors and their affiliates will be worthless if we do not consummate a business combination. In addition, certain of our officers and directors will not be entitled to the warrants which they otherwise would have been entitled to if our common stock reached a certain trading price. These financial interests of our officers and directors may have influenced their motivation in causing us to enter into and, ultimately, may influence their motivation to close the Merger Agreement.

If our common stock becomes subject to the SEC’s penny stock rules, broker-dealers may experience difficulty in completing customer transactions and trading activity in our securities may be adversely affected.

If at any time we have net tangible assets of less than $5,000,000 and our common stock has a market price per share of less than $5.00, transactions in our common stock may be subject to the “penny stock” rules promulgated under the Securities Exchange Act of 1934, as amended. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;

•	receive the purchaser’s written agreement to a transaction prior to sale;

•
provide the purchaser with risk disclosure documents which identify certain risks associated with investing in “penny stocks” and which describe the market for these “penny stocks” as well as a purchaser’s legal remedies; and

•
obtain a signed and dated acknowledgment from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a “penny stock” can be completed.

If our common stock becomes subject to these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in our securities may be adversely affected. As a result, the market price of our securities may be depressed, and you may find it more difficult to sell our securities.

It is not clear on what basis the Affinity stock may be valued after the Merger and therefore the market price of Affinity’s common stock may decline.

Due to the fact that there is a lack of public companies directly comparable to Affinity after the Merger, it is not clear on what basis the Affinity common stock will be valued. This lack of comparable companies may cause the market price of Affinity’s common stock to decline.

Our outstanding warrants may have an adverse effect on the market price of common stock.

In connection with the IPO and the private placement, we issued warrants to purchase 6,825,000 shares of common stock. The sale, or even the possibility of sale, of the shares underlying the warrants could have an adverse effect on the market price for our securities or on our ability to obtain future public financing. If and to the extent these warrants are exercised, you may experience dilution to your holdings.

Our founding stockholders have rights to receive warrants to purchase common stock based upon certain metrics. The exercise of those warrants could reduce our earnings per share.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted. The exercise of these warrants could be deemed to be an expense of ours and could accordingly reduce our earnings per share.

If our initial stockholders (including stockholders who have purchased units in the private placement) exercise their registration rights, it may have an adverse effect on the market price of our common stock and the existence of these rights may make it more difficult to effect a business combination.

Our initial stockholders, including stockholders who have purchased units in the private placement, are entitled to require us to register the resale of their 750,000 shares of common stock at any time after the date on which their shares are released from escrow, which, except in limited circumstances, will not be before three years from the date of our initial public offering. Mr. Engel, our chief executive officer, and two non-affiliated accredited investors are entitled to require us to register the 250,000 shares of common stock and 500,000 shares of common stock issuable upon the exercise of warrants sold to them in a private placement. They may exercise such registration rights at any time commencing on the date we consummate a business combination. If such stockholders exercise their registration rights with respect to all of their shares of common stock (including those 250,000 shares and 500,000 shares issuable upon exercise of warrants convertible into shares of common stock issued in the private placement, and up to 427,000 warrants that may be issued to our founding stockholders upon meeting certain price targets for our common stock), then there will be an additional 1,927,000 shares of common stock eligible for trading in the public market and we will bear the costs of registering such securities. The presence of this additional number of shares of common stock eligible for trading in the public market may have an adverse effect on the market price of our common stock. In addition, the existence of these rights may make it more difficult to effectuate a business combination or increase the cost of the target business, as the stockholders of the target business may be discouraged from entering into a business combination with us or will request a higher price for their securities as a result of these registration rights and the potential future effect their exercise may have on the trading market for our common stock.

Our securities are quoted on the OTC Bulletin Board, which limits the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange.

Our securities are traded on the OTC Bulletin Board, an NASD-sponsored and operated inter-dealer automated quotation system for equity securities not included in the Nasdaq Stock Market. Quotation of our securities on the OTC Bulletin Board limits the liquidity and price of our securities more than if our securities were quoted or listed on a national exchange. Lack of liquidity will limit the price at which you may be able to sell our securities or your ability to sell our securities at all.

 Acquisitions that we may undertake would involve a number of inherent risks, any of which could cause us not to realize the benefits anticipated to result.

It is possible that, following the Merger, our strategy will include expanding our operations and other capabilities through acquisitions of additional businesses and assets. Acquisition transactions involve various inherent risks, such as:

•
uncertainties in assessing the value, strengths and potential profitability of, and identifying the extent of all weaknesses, risks, contingent and other liabilities (including environmental liabilities) of, acquisition or other transaction candidates;

•	the potential loss of key customers, management and employees of an acquired business;

•	the ability to achieve identified operating and financial synergies anticipated to result from an acquisition or other transaction;

•	problems that could arise from the integration of the acquired business; and

•	unanticipated changes in business, industry or general economic conditions that affect the assumptions underlying the acquisition or other transaction rationale.

Any one or more of these factors could cause us not to realize the benefits anticipated to result from the acquisition of businesses or assets or could result in unexpected liabilities associated with these acquisition candidates.

If third parties bring claims against us, the proceeds held in trust could be reduced and the per-share liquidation price received by stockholders will be less than $6.00 per share.

Our placing of funds in trust may not protect those funds from third party claims against Affinity. Pursuant to Delaware General Corporation Law Sections 280 and 281, upon a dissolution we will be required to pay or make reasonable provision to pay all claims and obligations of the corporation, including all contingent, conditional or unmatured claims. Although we will seek to have all vendors, prospective target businesses or other entities we engage execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements. Nor is there any guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Accordingly, the proceeds held in trust could be subject to claims which could take priority over the claims of our public stockholders and the IPO per-share liquidation price could be less than $6.00 per share held in the trust account as of September 30, 2007, plus interest, due to claims of such creditors. If we are unable to complete a business combination and are forced to liquidate, our chairman and executive officers will be personally liable under certain circumstances (for example, if a vendor does not waive any rights or claims to the trust account) to ensure that the proceeds in the trust fund are not reduced by the claims of various vendors or other entities that are owed money by us for services rendered or products sold to us, to the extent necessary to ensure that such claims do not reduce the amount in the trust fund. However, we cannot assure you that our executive officers will be able to satisfy those obligations.

In addition, although our directors and officers have agreed to indemnify Affinity for claims by any vendor that is owed money by Affinity for services rendered or products sold to Affinity, to the extent that such claims reduce the amounts in the trust fund to be distributed to the public stockholders upon dissolution and liquidation, this indemnification is limited to claims by vendors that do not execute a valid and enforceable waiver of all rights, title, interest, and claim of any kind in or to the monies held in the trust account. Our independent auditors, Marcum & Kliegman, LLP, have not executed such a waiver and as of September 30, 2007, we owed $26,188 to our auditors. The indemnification provided by certain of our directors and officers would not cover claims by target businesses or other entities and vendors that do not execute such waivers nor claims related to torts, such as if someone were to be injured on our premises, securities litigation or franchise and income tax liabilities. We are not aware of any other claims of the type described above nor any basis for any such claim and, as of September 30, 2007, there is approximately $275,000 of cash available. Through September 30, 2007, there are potential liabilities in an amount of $5,043 (which represent potential franchise tax claims from the state of our incorporation) which are not covered by our insider agreements to indemnify. We estimate that as of September 30, 2007, we have claims from creditors, vendors and tax authorities of approximately $52,686 which have not been waived. Affinity currently has no outstanding liabilities covered by waivers. Affinity currently estimates that, at June 9, 2008, there would be approximately $1,100 in unpaid Delaware franchise tax which are not waived by such taxing authorities and our Board members have not agreed to indemnify Affinity for such tax claims. Our Board members have agreed to indemnify Affinity for the balance that Affinity owes to certain of its vendors.  Affinity has no other outstanding liabilities which are not indemnified against by the members of its Board or for which it has not received waivers from creditors. Based on representations made to us by certain of our directors and officers, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, however, the indemnification may be limited as we have not asked them to reserve for such an eventuality. The indemnification obligations may be substantially higher than certain of our directors and officers currently foresee or expect and/or their financial resources may deteriorate in the future which could also act as a limitation on this indemnification. Hence, we cannot assure you that certain of our directors and officers will be able to satisfy those obligations or that the proceeds in the trust account will not be reduced by such claims. Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws, which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders. If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law and may be included in our bankruptcy estate and subject to claims of third parties with priority over the claims of our stockholders. To the extent bankruptcy claims deplete the trust account, we cannot assure you that we will be able to return to our stockholders the liquidation amounts due to them. Accordingly, the actual per share amount distributed from the trust account to our public stockholders could be significantly less than approximately $6.00 per share as of September 30, 2007 (and estimated to equal $6.00 per share as of June 9, 2008 because of additional interest), without taking into account interest earned on the trust account, due to claims of creditors. Any claims by creditors could cause additional delays in the distribution of trust funds to the public stockholders beyond the time periods required to comply with Delaware General Corporation Law procedures and federal securities laws and regulations. As discussed herein, if the Merger Proposal is not approved and the Merger is not consummated, Affinity will be forced to dissolve and liquidate. In such event, it is more likely than not that the amount distributed to our stockholders will be less than approximately $6.00 per share.

From time to time, our results of operations and our stock price may fluctuate due to changes in the fair value of our outstanding public warrants.

Our public warrants are classified as derivative liabilities on our balance sheet. Changes in the fair value of these warrants will result in changes in the recorded amount of these derivative liabilities, and the corresponding gain or loss also will be included in our results from operations. The value of the public warrants will be affected by, among other things, changes in the market price of our common stock and could fluctuate significantly from quarter to quarter. The impact from these fluctuations on our results from operations could cause significant variability in the market price of our common stock. Even if the Merger is not completed, these fluctuations may continue to affect Affinity’s results of operations as long as the public warrants remain outstanding.

If the Merger is not consummated, and Affinity is deemed to be an investment company, Affinity may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete a business combination

In order not to be regulated as an investment company under the Investment Company Act of 1940, Affinity must qualify for exclusion. To be exempt, Affinity must ensure that it is engaged primarily in a business other than investing, reinvesting or trading securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities.”

Affinity’s business purpose is to identify and consummate a business combination and thereafter to operate the acquired business or businesses. Until it uses the funds raised by the initial public offering and deposited in a trust account, to remain outside the scope of the Investment Company Act, Affinity should only invest the trust account funds in:

• Treasury bills issued by the United States Treasury having a maturity of 180 days or less or;

• Money market funds meeting the criteria described in Rule 2a-7 of the Investment Company Act.

By limiting the investment of the funds to the above instruments, Affinity believes that it will not be considered an investment company under the Investment Company Act. The trust account and the purchase of government securities for the trust account is intended as a holding place for funds pending the earlier to occur of either: (i) the consummation of our primary business objective, which is a business combination, or (ii) absent a business combination, our dissolution, liquidation and distribution of our assets, including the proceeds held in the trust account, as part of our plan of dissolution and liquidation. If we fail to invest the proceeds as described above or if we cease to be primarily engaged in our business as set forth above (for instance, if our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminable amount of time), we may be considered to be an investment company and thus be required to comply with the Investment Company Act.

If Affinity is deemed to be an investment company under the Investment Company Act, its activities may be restricted, including:

• restrictions on the nature of its investments; and

• restrictions on the issuance of securities

each of which may make it difficult for Affinity to consummate a business combination. Affinity would also become subject to burdensome regulatory requirements, including reporting, record keeping, voting, proxy and disclosure requirements and the costs of meeting these requirements would reduce the funds available outside the trust account to consummate a business combination.

If more than 27.26% of the holders of Affinity’s common stock issued in the initial public offering decide to vote against the proposed Merger and convert their shares to cash, Affinity will be forced to abandon the Merger with Hotels and will be required to liquidate. In the event of this occurrence stockholders may receive less than $6.00 per share and the warrants will expire worthless.

Under the terms of Affinity’s corporate charter, if more than 27.26% of shares issued in Affinity’s initial public offering decide to vote against the proposed Merger and opt to convert their shares to cash, Affinity will be forced to abandon the Merger. Further, we will be required to liquidate if we do not consummate the Merger by June 9, 2008. In any liquidation, the net proceeds of Affinity’s initial public offering held in the trust account, plus any interest earned thereon, less applicable taxes payable, will be distributed on a pro rata basis to the holders of Affinity’s common stock issued in its public offering. If Affinity liquidates its assets, the liquidation amount will be the approximately $18.9 million deposited in the trust account at the time of the initial public offering, plus interest accrued thereon less amounts released to Affinity until the date of any liquidation; as of September 30, 2007, there was approximately $6.00 available per share in the trust account for distribution to stockholders. Furthermore, there will be no distribution with respect to Affinity’s outstanding warrants and, accordingly, the warrants will expire worthless.

Certain of our Officers and Directors have agreed to indemnify us in certain situations, although we cannot assure you that they will be able to satisfy those obligations or that the proceeds in the trust account will not be reduced by claims.

Although our Chairman and certain of our other directors and officers have agreed to indemnify us for claims by any vendor that is owed money by us for services rendered or products sold to us, to the extent that such claims reduce the amounts in the trust account to be distributed to the public stockholders upon our dissolution and liquidation, this indemnification is limited to claims by vendors that do not execute a valid and enforceable waiver of all rights, title, interest, and claim of any kind in or to the monies held in the trust account. The indemnification provided by certain of our directors and officers would not cover claims by target businesses or other entities and vendors that execute such waivers nor claims related to torts, such as if someone were to be injured on our premises, securities litigation or franchise and income tax liabilities which, assuming a liquidation date of September 30, 2007, will be an estimated $283,000. Except with respect to the approximate $26,000 of franchise and income tax liabilities, and a $26,000 obligation to Marcum & Kliegman, LLP, our independent auditors, we are not aware of any other claims of the type described above nor any basis for any such claim and, as of September 30, 2007, there is approximately $275,000 of cash outside of the trust account.

Based on representations made to us by certain of our directors and officers, we currently believe that they are of substantial means and capable of funding a shortfall in our trust account to satisfy their foreseeable indemnification obligations, however, the indemnification may be limited as they are not required to reserve for such an eventuality. The indemnification obligations may be substantially higher than certain of our directors and officers currently foresee or expect and/or their financial resources may deteriorate in the future which could also act as a limitation on this indemnification. Hence, we cannot assure you that certain of our directors and officers will be able to satisfy those obligations or that the proceeds in the trust account will not be reduced by such claims. Furthermore, creditors may seek to interfere with the distribution of the trust account pursuant to federal or state creditor and bankruptcy laws, which could delay the actual distribution of such funds or reduce the amount ultimately available for distribution to our public stockholders.

Under Delaware law, our dissolution requires the approval of the holders of a majority of our outstanding stock, without which we will not be able to dissolve and distribute our assets to our public stockholders.

Pursuant to Delaware law, our dissolution requires the affirmative vote of stockholders owning a majority of our then outstanding common stock. Soliciting the vote of our stockholders will require the preparation of preliminary and definitive proxy statements, which will need to be filed with the Securities and Exchange Commission and could be subject to their review. This process could take a substantial amount of time ranging from 40 days to several months and create a considerable delay in the distribution of trust assets to our shareholders.

Furthermore, we may need to postpone the stockholders meeting, resolicit our stockholders or amend our plan of dissolution and liquidation to obtain the required stockholder approval, all of which would further delay the distribution of our assets and result in increased costs. If we are not able to obtain approval from a majority of our stockholders, we will not be able to dissolve and liquidate and we will not be able to distribute funds from our trust account to holders of our common stock sold in our initial public offering; and these funds will not be available for any other corporate purpose. In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution. However, we cannot predict whether our stockholders will approve our dissolution in a timely manner or will ever approve our dissolution. As a result, we cannot provide our initial stockholders with assurances of a specific timeframe for the dissolution and distribution. If our stockholders do not approve a plan of dissolution and liquidation and the funds remain in the trust account for an indeterminate amount of time, then we may be considered an investment company subject to the burdens discussed on page __.

Bankruptcy Considerations

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us under Chapters 7 or 11 of the United States Bankruptcy Code, and that claim is not dismissed, the funds held in our trust account will be subject to applicable bankruptcy law and may be included in our bankruptcy estate. Furthermore, the estate may be subject to administrative expenses, including but not limited to post-petition legal fees including court costs, the securitization of cash collateral to maintain the business as a going concern, obtaining additional financing, taxes owed, and claims of both secured and unsecured third parties with priority over those claims of our public stockholders. To the extent bankruptcy claims deplete the trust account; we cannot assure you we will be able to return to our public stockholders the liquidation amounts due to them. Accordingly, the actual per share amount distributed from the trust account to our public stockholders could be significantly less than approximately $6.00 per share due to the claims of creditors. This amount has been calculated without taking into account interest earned on the trust account. Claims by creditors could cause additional delays in the distribution of trust accounts to the public stockholders beyond the time periods required to comply with the Delaware General Corporation Law procedures and federal securities laws and regulations. As discussed herein, if the Merger is not consummated, Affinity will be forced to dissolve and liquidate. In such event, it is more likely than not that the amount distributed to our public stockholders will be less than $6.00 per share.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

• discuss future expectations;

• contain projections of future results of operations or financial condition; and

• state other “forward-looking”‘ information.

Affinity believes it is important to communicate its expectations to its stockholders. However, there may be events in the future that Affinity or Hotels is not able to accurately predict or over which Affinity or Hotels have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by Affinity or Hotels in their forward-looking statements.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Affinity, Hotels or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Affinity and Hotels undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of Merger you should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement could have a material adverse effect on Affinity or Hotels upon completion of the Merger.

THE AFFINITY SPECIAL MEETING OF STOCKHOLDERS

The Affinity Special Meeting

Affinity is furnishing this proxy statement to you as part of the solicitation of proxies by the Affinity Board of Directors for use at the Special Meeting in connection with the proposed Merger, the proposed Amendment, the proposed Stock Incentive Plan, the proposed election of Directors and the proposed Adjournment. This proxy statement provides you with the information you need to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place

The Special Meeting will be held at ____ __, Eastern Time, on _________, 2008, at the offices of Affinity, 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA, 90025, to vote on each of the Merger Proposal, the Amendment Proposal, the Director Proposals, the Incentive Plan Proposal and the Adjournment Proposal.

Purpose of the Special Meeting

At the Special Meeting, the holders of Affinity common stock are being asked to consider and vote upon the following:

•
the Merger Proposal - the proposed merger with Hotels at Home, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of July 24, 2007, and amended as of January 14, 2008, by and among Affinity, Merger Sub and Hotels, and the transactions contemplated thereby, whereby Hotels will become a wholly-owned subsidiary of Affinity (“Proposal 1” or the “Merger Proposal”) and the stockholders of Hotels shall receive the following consideration (having an aggregate value of $30,000,000 assuming a price of $5.6993 per share of Affinity common stock):

(i)	an aggregate of 2,456,571 shares of Affinity common stock; and
(ii)	$16,000,000 in cash;

In addition, the Hotels stockholders shall earn up to an additional 500,000 shares per year, or an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

•
the Amendment Proposal- the approval of an amendment to our Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the total number of shares of stock that we will have authority to issue from 16,000,000, of which 15,000,000 are common stock, to 30,000,000, of which 29,000,000 will be common stock (“Proposal 2” or the “Amendment Proposal”);

•
the Incentive Plan Proposal - the adoption of the 2007 Long-Term Incentive Plan (the “Incentive Plan”) pursuant to which Affinity will reserve 1,400,000 shares of common stock for issuance pursuant to the Plan (“Proposal 3” or the “Incentive Plan Proposal”);

•
the Adjournment Proposal - the adjournment of the Special Meeting (the “Adjournment”), if necessary and appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes for the foregoing proposals (“Proposal 5” or the “Adjournment Proposal”); and

•
the Director Proposals - to elect five (5) directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is approved; “Director Proposal 4A”); AND - to elect two (2) Class A directors to Affinity’s board of directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified (in the event the Merger is not approved; “Director Proposal 4B”, and together with Proposal 4A, the “Director Proposals”)

•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Affinity Board of Directors:

•
has unanimously determined that the Merger Proposal, the Amendment Proposal, the Director Proposal 4A and Director Proposal 4B, the Incentive Plan Proposal and the Adjournment Proposal are fair to, and in the best interests of, Affinity and its stockholders;

•
has determined that the consideration to be paid by Affinity in connection with the Merger is fair to our current stockholders from a financial point of view and the fair market value of Hotels is equal to or greater than 80% of the value of the net assets of Affinity;

•
has unanimously approved and declared it advisable to approve the Merger Proposal, the Director Proposal 4A or Director Proposal 4B, the Amendment Proposal, the Incentive Plan Proposaland the Adjournment Proposal; and

•
unanimously recommends that the holders of Affinity common stock vote “FOR” the Merger Proposal, “FOR” Director Proposal 4A (if the Merger is approved), “FOR” Director Proposal 4B (if the Merger is not approved), “FOR” the Amendment Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal.

A fairness opinion from Ladenburg Thalmann & Co., Inc., an independent advisor was also obtained by our board of directors, which opinion stated that the consideration to be paid by Affinity for Hotels was fair to Affinity from a financial point of view and that the fair market value of Hotels is at least equal to 80% of our net assets. A copy of the fairness opinion is attached to this proxy statement as Annex C.

Record Date; Who is Entitled to Vote

The Record Date for the Special Meeting is __________, 2008. Record holders of Affinity common stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 4,162,500 outstanding shares of Affinity common stock.

Each share of Affinity common stock is entitled to one vote at the Special Meeting.

Any shares of Affinity common stock held by our officers and directors prior to Affinity’s IPO will be voted in accordance with the majority of the votes cast at the Special Meeting with respect to the Merger Proposal. The shares of common stock included in the units sold to our chief executive officer and two accredited investors in the private placement prior to our IPO will also be voted in favor of the Merger. Any shares of Affinity common stock acquired by our officers and directors in Affinity’s IPO or afterwards will be voted in favor of the Merger. We have a total of 4,162,500 shares outstanding, of which 1,000,000 were issued prior to the IPO and 819,584 are held by our officers and directors.

Affinity’s issued and outstanding warrants do not have voting rights and record holders of Affinity warrants will not be entitled to vote at the Special Meeting.

Voting Your Shares

Each share of Affinity common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Affinity common stock that you own.

There are two ways to vote your shares of Affinity common stock:

•
You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by the Affinity Board, “FOR” the Merger Proposal, “FOR” the Amendment Proposal, “FOR” the Incentive Plan Proposal, “FOR” Director Proposal 4A (if the Merger is approved), “FOR” Director Proposal 4B (if the Merger is not approved), and “FOR” the Adjournment Proposal.

•
You can attend the Special Meeting and vote in person. Affinity will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way Affinity can be sure that the broker, bank or nominee has not already voted your shares.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Affinity common stock, you may call our Secretary, Howard Cohl at (310) 479-1555.

No Additional Matters May Be Presented at the Special Meeting

The Special Meeting has been called only to consider the approval of the Merger Proposal, the Amendment Proposal, the Incentive Plan Proposal, the Director Proposal 4A (if the Merger is approved) or Director Proposal 4B (if the Merger is not approved), and the Adjournment Proposal. Under Affinity’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the Special Meeting if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

• You may send another proxy card with a later date;

• You may notify Howard Cohl, addressed to Affinity, in writing before the Special Meeting that you have revoked your proxy; and

• You may attend the Special Meeting, revoke your proxy, and vote in person.

Quorum; Vote Required

A quorum of our stockholders is necessary to hold a valid stockholders meeting. A quorum will be present at the Special Meeting if a majority of the shares of our common stock outstanding as of the record date are present in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The approval and adoption of the Merger Agreement and the transactions contemplated thereby will require the affirmative vote of a majority of the shares of Affinity’s common stock issued in Affinity’s IPO and private placement cast at the Special Meeting. A total of 3,162,500 shares were issued in our IPO. An additional 250,000 units were issued in our private placement prior to our IPO. In addition, notwithstanding the approval of a majority, if the holders of 862,098 or more shares of common stock issued in Affinity’s IPO, an amount equal to more than 27.26% of the total number of shares issued in the IPO, vote against the Merger Proposal and demand conversion of their shares into a pro rata portion of the trust account, then Affinity will not be able to consummate the Merger Proposal. Each Affinity stockholder that holds shares of common stock issued in Affinity’s IPO or purchased following such offering in the open market has the right, assuming such stockholder votes against the Merger Proposal and, at the same time, demands that Affinity convert such stockholder’s shares into cash equal to a pro rata portion of the trust account (not to exceed a maximum of $6.00 per share) in which a substantial portion of the net proceeds of Affinity’s IPO is deposited. These shares will be converted into cash only if the Merger is consummated and the stockholder requesting conversion holds such shares until the date the Merger is consummated and tenders such shares to our stock transfer agent prior to the Merger.

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting. Adoption of Director Proposal 4A or Director Proposal 4B requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Adoption of the Incentive Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the stock exchanges, your broker may not vote your shares on the proposals to approve the Merger with Hotels pursuant to the Merger Agreement. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the special meeting.

As long as a quorum is established at the Special Meeting, a failure to vote by someone who is present in person or by proxy will have no impact upon the approval of the Merger Proposal, and the Director Proposal 4A or Director Proposal 4B, but the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock represented in person or by proxy at the meeting and the Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock. Therefore, a failure to vote will have the effect of a vote against the Amendment Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

Conversion Rights

Any stockholder of Affinity holding shares of common stock issued in Affinity’s IPO who votes against the Merger Proposal may, at the same time, demand that Affinity convert his shares into a pro rata portion of the trust account, not to exceed a maximum of $6.00 per share. You must mark the appropriate box on the proxy card in order to demand the conversion of your shares. If so demanded, Affinity will convert these shares into a pro rata portion of the net proceeds from the IPO that were deposited into the trust account not to exceed a maximum of $6.00 per share, if the Merger is consummated. If the holders of more than 27.26%, or 862,098, or more shares of common stock issued in Affinity’s IPO vote against the Merger Proposal and demand conversion of their shares into a pro rata portion of the trust account, Affinity will not be able to consummate the Merger. Based on the amount of cash held in the trust account as of September 30, 2007, you will be entitled to convert each share of common stock that you hold into approximately $6.00 per share. In addition, Affinity will be liquidated if a business combination is not consummated by June 8, 2008. In any liquidation, the net proceeds of Affinity’s IPO held in the trust account, plus any interest earned thereon, will be distributed on a pro rata basis to the holders of Affinity’s common stock other than the founders, who will not share in any such liquidation proceeds.

If you exercise your conversion rights, then you will be exchanging your shares of Affinity common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the closing date of the Merger and then tender your stock certificate to Affinity. The closing price of Affinity’s common stock on ______ __, 2008, the most recent trading day practicable before the printing of this proxy statement, was $___. The amount of cash held in the trust account is approximately $19,062,000 as of September 30, 2007. If an Affinity stockholder would have elected to exercise his conversion rights on such date, then he would have been entitled to receive approximately $6.00 per share. Prior to exercising conversion rights, Affinity stockholders should verify the market price of Affinity’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights.

You will be required, whether you are a record holder or hold your shares in “street name”, either to tender your certificates to our transfer agent at any time through the vote on the Merger Proposal or to deliver your shares to Affinity’s transfer agent electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at your option. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $35, and the broker may or may not pass this cost on to you.

You will have sufficient time from the time we send out this proxy statement through the time of the vote on the Merger Proposal to deliver your shares if you wish to exercise your conversion rights. This time period will vary depending on the specific facts of each transaction. However, as the delivery process can be accomplished by you, whether or not you are a record holder or your shares are held in “street name”, within a day, by simply contacting the transfer agent or your broker and requesting delivery of your shares through the DWAC System, we believe this time period is sufficient for an average investor.

Any request for conversion, once made, may be withdrawn at any time up to immediately prior to the vote on the Merger Proposal at the Special Meeting (or any adjournment or postponement thereof). Furthermore, if you delivered a certificate for conversion and subsequently decided prior to the meeting not to elect conversion, you may simply request that the transfer agent return the certificate (physically or electronically) to you.

Please note, however, that once the vote on the Merger Proposal is held at the Special Meeting, you may not withdraw your request for conversion and request the return of your stock certificate (either physically or electronically). If the Merger is not completed, your stock certificate will be automatically returned to you.

Appraisal or Dissenters Rights

No appraisal rights are available under the Delaware General Corporation Law to the stockholders of Affinity’s in connection with the Merger Proposal. The only rights for those stockholders voting against the Merger who wish to receive cash for their shares is to simultaneously demand payment for their shares from the trust account.

Solicitation Costs

Affinity is soliciting proxies on behalf of the Affinity Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. Affinity and its respective directors and officers may also solicit proxies in person, by telephone or by other electronic means, and in the event of such solicitations, the information provided will be consistent with this proxy statement and enclosed proxy card. These persons will not be paid for doing this. Affinity may engage the services of a professional proxy solicitation firm. Affinity will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. Affinity will reimburse them for their reasonable expenses.

Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our Board of Directors. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. These parties will not be paid any additional compensation for soliciting proxies. Morrow & Co., LLC, a proxy solicitation firm that we have engaged to assist us in soliciting proxies, will be paid its customary fee of approximately $27,500 plus $6.00 per solicited stockholder and out-of-pocket expenses and we expect that the total fees and expenses payable to Morrow & Co., LLC will not exceed approximately $30,000.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We may also reimburse them for their reasonable expenses.

Stock Ownership

On the Record Date, our officers and directors owned an aggregate of 819,584 shares of our common stock, or approximately 19.7% of our outstanding shares, all of which were acquired prior to our IPO. All of our initial stockholders, including all of our officers and directors, have agreed to vote the shares of common stock owned by them immediately before the IPO in accordance with the majority of the shares of common stock voted by the public stockholders.. In addition, the 13,750 shares issued to one of our unaffiliated initial stockholders will be voted in accordance with the majority of the shares of common stock voted by the public stockholders. In addition, the 166,666 shares purchased by two non-affiliated accredited investors in the private placement prior to our IPO will be voted in favor of the Merger Proposal.

PROPOSAL 1

THE MERGER PROPOSAL

The discussion in this proxy statement of the Merger Proposal and the principal terms of the Merger Agreement, dated July 24, 2007 and amended on January 14, 2008, by and among Affinity, Merger Sub and Hotels and the associated Ancillary Agreements are subject to, and are qualified in their entirety by reference to the Merger Agreement and the Amendment, which are attached as “Annex A” and “Annex B”, respectively, to this proxy statement and are incorporated in this proxy statement by reference.

General Description of the Merger

Pursuant to the Merger Agreement, Merger Sub, a wholly-owned subsidiary of Affinity will merge with and into Hotels and Hotels will be the surviving entity and become a wholly-owned subsidiary of Affinity. At the closing, and subject to certain adjustments as hereinafter described, the Hotels stockholders will receive the following in the Merger:

•	The issuance of 2,456,571 shares of Affinity common stock; and
•	$16,000,000 in cash;

in exchange for all of the issued and outstanding capital stock of Hotels. The merger consideration has an aggregate value of $30,000,000 (assuming a $5.6993 per share value based upon the volume weighted average price of Affinity’s common stock the ten-day trading days prior to May 24, 2007, the date the Letter of Intent was executed).

In addition, the Hotels stockholders will earn up to an additional 500,000 shares per year, or up to an aggregate of 1,500,000 Earn-out shares (the “Earn-out Shares”) if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Hotels and Affinity. The following is a brief discussion of the background of these negotiations, the merger and related transactions.

Affinity Media International, Inc. was incorporated in Delaware on August 12, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then currently unidentified operating business in the publishing industry whose net assets are at least 80% of the net assets of Affinity.

A registration statement for Affinity’s initial public offering was declared effective on June 5, 2006. On June 9, 2006, Affinity consummated its initial public offering of 2,750,000 units at a price per unit of $6.00. Each unit consists of one share of common stock and two redeemable common stock purchase warrants. Each warrant expires on June 4, 2010 or earlier upon redemption, and entitles the holder to purchase two shares of our common stock at an exercise price of $5.00 per share. On June 29, 2006, Affinity consummated the closing of 412,500 Units subject to the underwriters' over-allotment option. The 3,162,500 Units sold in the IPO (including the 412,500 Units subject to the underwriters' over-allotment option), generated total gross proceeds of $18,975,000. Of this amount, $18,900,750 was placed in trust. Prior to the Public Offering, we consummated a private placement of 250,000 units and received net proceeds of $1,365,000.

Pursuant to Affinity’s amended and restated articles of incorporation, Affinity must locate a target and consummate a business combination on or before December 8, 2007 or dissolve and liquidate. However, if a letter of intent, an agreement in principle or a definitive agreement to complete a business combination were to be entered into prior to December 9, 2007, we would have an additional six months, until June 9, 2008, in which to complete the business combination contemplated by the letter of intent, agreement in principle or definitive agreement. Because Affinity entered into the letter of intent and the definitive agreement prior to December 9, 2007, we have an additional six months to consummate the transaction. Therefore, we must consummate the Merger on or before June 9, 2008 or we must dissolve and liquidate.

During the period from our initial public offering in June 2006 through July 2007, we were involved in identifying, prospecting and evaluating more than 100 prospective businesses regarding potential business combinations.

Affinity attempted to source opportunities both proactively and reactively, and given the mandate to find a suitable business combination partner, did not limit itself to any one transaction structure (i.e. cash vs. stock issued to seller, straight merger, corporate spin-out or management buy-out). Affinity’s search within the publishing industry included publishers of trade books, mass market books, newsletters, magazines, comics, manga, catalogs, education and training materials, as well as distributors, catalog marketers, and publishers of on-line community areas. Proactive sourcing involved Affinity management, among other things:

•
initiating conversations, whether it be via phone, e-mail or other means and whether directly or via their major shareholders, with third-party companies they believed may make attractive combination partners;

•	attending conferences or other events to meet prospective business combination partners;
•	contacting professional service providers (lawyers, accountants, consultants and bankers);
•	using their own network of business associates and friends for leads;
•	working with third-party intermediaries, including investment bankers;
•	inquiring of business owners, including private equity firms, of their interest in selling their business; and
•	engaging “finders” with whom Affinity Media entered into success-fee based engagement letters.

Reactive sourcing involved fielding inquiries or responding to solicitations by either (1) companies looking for capital or investment alternatives, or (2) investment bankers or other similar professionals who represented a company engaged in a sale or fund-raising process.

On or about June 10, 2007, promptly after the consummation of the initial public offering, our management team met to discuss and begin implementing our overall plan for identifying, evaluating and where appropriate pursuing potential acquisition opportunities. After discussing the most effective means for us to cooperatively solicit opportunities, we determined that we should plan on regular face-to-face meetings or telephonic conferences to discuss and update our progress. Given our commitment to source, review and negotiate a transaction within the prescribed timeframe, we agreed to immediately identify and begin the process of making contact with any prospective target companies including friends and business acquaintances to encourage them to start the process of contacting us with any ideas or contacts that they might have for us to explore. We agreed that as an initial matter each member of our management team would compile his own list of potential contacts for review and discussion.

Periodically, our management team met to review the individual and collective lists of potential companies or prospective deal flow sources. Our management reviewed the results of initial contacts with any such sources which had been made during the prior week, including any feedback or additional deal flow contacts which originated from such sources. From this collective list of contacts, we agreed who would be the primary contact for each prospect company or prospective deal flow source, and committed to make initial contact with each such entity as soon as possible. Our management reached out to each of the identified prospects.

Prior to signing the merger agreement with Hotels at Home, Affinity considered numerous companies in various areas of the publishing industry including trade books, mass market publishers, distributors, newsletters, magazines, comics, manga, catalogue marketers, education and training, and on-line community areas. Approximately three dozen non-disclosure agreements, as well as seven “finder fee” agreements were signed.

In considering potential targets for a business combination, Affinity’s management considered, among other factors, the following:

•	growth potential;
•	financial condition and results of operation;
•	experience and skill of management;
•	capital requirements;
•	the value and extent of intellectual content;
•	competitive position;
•	stage of development of the products, processes or services;
•	degree of current or potential market acceptance of the products, processes or services;
•	proprietary features and degree of protection of the products, processes or services;
•	adaptability of products or services to new forms of communication;
•	regulatory environment of the industry; and
•	costs associated with effecting the business combination.

These criteria were not exhaustive. The evaluation relating to the merits of a particular business combination were based, to the extent relevant, on the above factors as well as other considerations deemed relevant by Affinity’s management in effecting a business combination consistent with Affinity’s business objective. In evaluating a prospective business target, Affinity’s management conducted an extensive due diligence review which encompassed, among other things, meetings with management, where applicable, and inspection of facilities, as well as review of financial and other information which were available.

As a result of these efforts, Affinity initiated contact, either directly or through a third party intermediary, with more than one hundred potential targets. In addition, Affinity received business plans, financial summaries or presentation books of at least two dozen potential target companies. Affinity also had preliminary discussions with numerous target companies with which no non-disclosure agreements were signed. Affinity was still in discussion with potential target companies other than Hotels as late as July 2007. With respect to each of these business combination opportunities, discussions among Affinity’s management and the targets included financial disclosures, reviews of potential transaction structures, preliminary estimates of transaction values and discussions of management objectives, business plans and projections. Discussions including introductory meetings attended by some combination of Mr. Engel and Mr. Cohl, occurred with potential targets on a regular basis during the period from June 2006 through July 2007.

Discussions with a potential target company prior to Affinity being introduced to Hotels resulted in a signed letter of intent, but which ultimately was not pursued. Affinity was introduced to that target business by Maxim Group in November 2006, and met with management of the target shortly thereafter. After management meetings, including personal interviews of management and other employees, extensive due diligence and review of the target business, Affinity issued a draft letter of intent in February 2007. After conducting due diligence, valuation negotiations and preliminary negotiations of a draft definitive agreement, Affinity management did not move forward with that transaction for a variety of reasons, including too great a divergence regarding valuation and final terms of the transaction. The target was an on-line and off-line publisher of user-generated content. No discussions with potential target companies, other than Hotels, resulted in the execution of a definitive agreement regarding a potential business combination.

Based on their experience in investigating investment opportunities, Affinity management assessed the competition for quality companies that could be a potential target for a business combination and determined that a company that Affinity’s management identified as a suitable potential business combination partner would typically have several alternatives to any potential business combination with Affinity, including remaining independent or selling itself to another third party, as well as obtaining capital either privately or publicly. Additionally, in many cases, Affinity management had to spend time educating prospective business combination partners about “blank check” companies and explaining, from Affinity management’s perspective, the benefits of a combination with Affinity over other alternatives that it may have been considering. The reasons varied for why Affinity did not reach agreement with potential business combination partners other than Hotels. For example, after extensive discussions with one potential target, the Affinity management team did not feel sufficiently comfortable with the target company’s forecasted financial performance and the likelihood that management could meet such forecasted performance results to proceed without adjustment of the discussion terms.

On February 23, 2007, Peter Engel and Howard Cohl, Affinity’s Chief Executive Officer and President, respectively, were contacted by Paul Klapper, a sophisticated investor and known acquaintance of Messrs. Engel and Cohl. Mr. Klapper suggested that Affinity might want to look at Hotels, a publisher of catalogues and branded websites for luxury hotels and resorts worldwide. Although Mr. Klapper was an investor in the private placement prior to Affinity’s initial public offering, there are no direct business relationships between any of the officers, directors or principal stockholders of Affinity and any of the officers, directors or principal stockholders of Hotels and no pre-existing business relationships exist between any of our initial stockholders and any affiliate of Hotels. Mr.Klapper was a principal in an investment fund called Clydesdale that had made a minority investment in Higgins Purchasing Group. Higgins Purchasing Group had a division called Boxport, which was engaged in a similar business as Hotels. Between January 2007 and March 2007, Hotels took over several of Boxports accounts.

On March 5, 2007, an initial meeting was held with Mr. Engel, Raymond Romano, Robin Ware and Michael Ware, Hotels’ Chief Financial Officer, President and Chief Executive Officer, respectively, at the offices of Hotels in New Jersey. A non-disclosure agreement was signed at that time. Robin Ware indicated that the only offer Hotels would accept would be an all cash offer. Peter Engel responded that such an arrangement would be unacceptable because it would imply that the principals of Hotels would not continue to be as dedicated to running the business as in the past. Further discussions came to a halt. In early April 2007, Raymond Romano called Mr. Engel to notify him that they had reconsidered their all cash requirement and requested the presentation of a new offer if Affinity’s management remained interested.

Commencing on or about April 4, 2007 and on various occasions thereafter until the meeting of the Board of Directors of Affinity on July 21, 2007, Mr. Engel and Mr. Cohl held update discussions with, and forwarded information to, Messrs. Dombrowski, Arthur and Jaffe.

On or about April 4,  2007, Mr. Engel and Mr. Klapper entered into an oral agreement whereby the parties agreed that, if a deal was consummated, Mr. Klapper would receive a finders fee equal to the Lehman formula on the same terms as other finders with whom Affinity had been in discussions. The oral agreement was memorialized on July 2, 2007 when a formal agreement was signed to that effect..

On April 5, 2007, Mr. Engel sent an offer totaling $35 million to $43 million, depending on future earn out benchmarks to Mr. Romano. This offer was based on four core fundamentals of the Hotels business: (1) the quality of the Hotels management with a commitment to stay, and will stay on for a reasonable period of time, (2) the business has been not only consistently profitable, but cash flow positive, (3) Hotels was the “best in class” and the dominant player in their category, and (4) Hotels has considerable organic growth potential domestically and internationally. The terms of the offer were:

a.	$14 million cash at closing;

b.
shares of Affinity’s common stock with an aggregate value of $10 million at closing valued at $6 per share (i.e. the approximate amount of cash in Affinity’s trust account that would have to be returned to shareholders if no acquisition occurred);

c.
$3 million of cash and $3 million of stock payable in early 2009 (the stock to be valued at its average price at the time it became payable) provided the Company’s EBITDA for 2008 is at least $5.5 million;

d.	A further amount payable in early 2010 provided the Company’s EBITDA for 2009 is at least $8 million or the EBITDA for 2008 and 2009 combined is at least $13.5 million; and

e.	Employment agreements for HAH executives designating standard industry-level salaries and perks plus significant performance bonuses, and participation in a to-be-determined stock option pool.

This initial offer was rejected by Hotels. Hotels management felt that they could not accept an earn out component because it was the professed intention of Affinity to acquire other companies, and Hotels could not be responsible for the performance of such as yet unknown acquisitions.

On or about April 6, 2007, Mr. Engel called Mrs. Ware to inquire what terms would be considered by them. She responded that the proposed offer might be acceptable provided the suggested earn out amounts instead be paid upfront. Engel then suggested a purchase price of $14 million in cash plus $22 million in stock for a total payment of $36 million. Having studied the comparable companies in this business segment, Mr. Engel felt that this was still a relatively attractive purchase price.

Once the terms of the merger were generally agreed upon, a series of discussions were held to inform The Maxim Group, Affinity’s financial advisor, to seek financial counsel as to the advisability of proceeding with a merger transaction with Hotels.

On April 10, 2007, a meeting was held at Hotels’ offices with Mr. Engel, Mr. Cohl, Mrs. Ware, Mr. Ware and Mr. Romano attending. The purpose of the meeting was to learn more about the details of the operations of the business.

On April 11, 2007, Mrs. Ware gave a presentation to The Maxim Group in its New York office. The presentation included a description of Hotels’ business plan, its products and financial information. The other attendees were Mr. Cohl, Mr. Barry Grossman, Affinity counsel, Mr. John Depke, Hotels counsel and representatives from Maxim Group LLC. The purpose was to formally introduce Maxim to Hotels, as well as for Maxim to more fully introduce Hotels to their services and the nature of SPACs.

On or about April 25, 2007, Mrs. Ware called Mr. Engel to indicate that Hotels requested a higher percentage of the merger consideration be paid in cash. However, once Mr. Engel reemphasized that Affinity’s cash reserves were strictly limited, the parties agreed that the merger consideration would consist of $16 million in cash and $20 million in stock.

On May 1, 2007, a negotiating session was held at The Maxim Group with Mr. Cohl, Mr. Engel, and representatives from Maxim Group LLC attending the purpose of which was to discuss the pending proposal of $16 million in cash and $20 million in stock.
.
On May 1, 2007, Affinity counsel delivered to Hotels’ counsel Affinity’s draft letter of intent. The letter provided for the payment of $16 million in cash and the issuance of such number of shares of Affinity’s common stock with an aggregate value of $20 million.

On May 2, 2007, Mr. Cohl requested that Mrs. Ware add Mr. John Klenner of Marcum & Kleigman, LLP Affinity’s independent auditors, to the data room access list for due diligence purposes.

On May 3, 2007, Hotels delivered comments to Affinity including suggested revisions to its draft letter of intent. In addition, representatives of The Maxim Group engaged in conversations with representatives from Affinity with respect to Hotels’ comments to Affinity’s proposed letter of intent.

Throughout May 2007, representatives of Affinity continued to have discussions with representatives of Hotels, primarily Mrs. Ware and Messrs. Ware and Romano to request additional due diligence information relating to the Hotels products, its financial position and the market for its products. In addition, representatives of Affinity conversed on the telephone with representatives of The Maxim Group to review material terms of the letter of intent and the valuation for the business of Hotels. These discussions included an evaluation by The Maxim Group of the likelihood of approval of the transaction by the Affinity stockholders.

On May 4, 2007, Affinity forwarded its initial due diligence request list to Hotels counsel and was given access to a data room populated with Hotels due diligence material.

On May 5, 2007, we commenced our due diligence examination of Hotels including reviewing all of Hotels significant agreements, conducting interviews with management of Hotels and visiting the Hotels’ facilities.

On May 7, 2007, Mr. Engel and Mr. Cohl had a telephone conversation with Mrs. Ware regarding the proposed revisions to the draft letter of intent. During the discussion they discussed the proposed composition of the board of directors following the merger.

On or about May 9, 2007 Mr. Howard Yeaton, and his company Financial Consulting Strategies, LLC was engaged to conduct the financial due diligence on Hotels

On May 14, 2007, Mr. Engel and Mr. Cohl attended a meeting at Hotels’ offices in New Jersey. The agenda included discussions pertaining to growth by acquisitions and internal growth following the closing of the merger, the need for an independent board of directors to comply with NASDAQ listing requirements, the number of board members, and the structure of the merger.

On May 15, 2007, Mr. Cohl met with representatives of The Maxim Group to confirm details of the Hotels acquisition and to discuss a stock option plan.

Throughout May 2007 Mr. Engel and Mr. Cohl spoke on the telephone on separate occasions with Messrs. Dombrowski, Arthur and Jaffe to provide due diligence information and a status report with respect to the discussions between Affinity and Hotels.

On May 17, 2007, a revised draft letter of intent was delivered to Hotels. The revised letter of intent included a provision which allowed for an adjustment to the cash consideration in certain events and provided for employment agreements for the Hotels’ principals and included additional language with respect to the board of directors for the parent entity.

On May 17, 2007, a revised draft letter of intent was distributed to the Board of Directors for review.

On May 18, 2007, a conference call was conducted with Affinity’s directors at which they reviewed the material terms of the letter of intent, the valuation range for Hotels that Affinity’s management had been considering and how it resulted in the proposed merger consideration for Hotels and to respond to questions from them regarding the business plan and other relevant information with respect to the business of Hotels. Following a discussion of the presentation of the terms of the letter of intent, the Affinity Board approved the letter of intent and authorized Affinity management to proceed with the negotiation of a definitive merger agreement.

On May 18, 2007, a conference call was held with Mr. Engel, Mr. Cohl, Mrs. Ware, Mr. Ware and Mr. Romano participating. The agenda comprised issues about the letter of intent pertaining to adjustments at closing, employment agreement issues, board composition, and stock registration language.

On May 21, 2007, Mr. Engel and Mr. Cohl had a conference call with Maxim regarding Affinity’s intention of applying for listing on the NASDAQ or AMEX exchanges and how such listing would affect the composition of the board of directors of Affinity after the transacation.

On May 21, 2007, Mr. Cohl contacted Mrs. Ware via email to confirm the language with respect to the composition of the Board of Directors in the letter of intent.

On May 21, 2007, Mr. Cohl had a conference call with Mr. Howard Yeaton, a strategic financial consultant to Affinity, to discuss due diligence issues.

On May 22, 2007, Affinity distributed to Hotels another revised letter of intent.

On May 22, 2007, Hotels delivered comments to Affinity with respect to the revised letter of intent. Counsel to each of Affinity and Hotels engaged in conversations with respect to Hotels’ comments to Affinity’s revised letter of intent.

On May 23, 2007, Mr. Cohl contacted Mr. Yeaton to review various financial and due diligence issues with respect to the proposed merger and letter of intent.

On May 24, 2007, the final letter of intent was executed by the parties.

On May 30, 2007, Mr. Cohl had a conference call with Mr. Yeaton to discuss financial due diligence and additional follow-up due diligence required. Mr. Cohl then sent Mrs. Ware an email inquiry with respect to certain financial due diligence related issues.

On June 8, 2007, the first draft of the Merger Agreement was sent to Hotels counsel.

From June 8, 2007 through July 24, 2007, Affinity and Hotels negotiated the terms of a definitive agreement and plan of merger and the related documents. During such time, representatives of Affinity continued their due diligence efforts including visits to the facilities of Hotels located in New Jersey. Primary topics of negotiation concerned:

A. the determination of stock price for purposes of the $20 million in stock portion of the purchase price, which was agreed upon as being the closing average stock price during the five days prior to executing the letter of intent;

B. the composition and independence of the Board. It was agreed that following the closing the board would be comprised of 5 people, one from Affinity, one from Hotels, one independent each selected by Affinity and Hotels, but acceptable to the other, and one independent to be selected by the prior two independents; and

C. a two year employment agreement for Robin Ware, Michael Ware, and Raymond Romano

As management of Affinity continued negotiations with Hotels and further continued our operational and financial due diligence, we engaged Ladenburg Thalmann & Co., Inc. on July 9, 2007 to render a fairness opinion regarding the transaction from a financial point of view, of the consideration to be paid by us in the proposed transaction and an opinion as to whether the fair market value of the business of Hotels to be acquired is at least equal to 80% of our net assets (the “Fairness Opinion”).

Throughout June 2007, Mrs. Ware, Mr. Cohl and Mr. Engel had numnerous telephone calls to discuss various due diligence issues including the relationship to Hotels of certain other entities to which the Wares are affiliated, namely Essential Amenities, Quintessential Amenities and Travel Amenities.

On June 11, 2007, Mr. Yeaton, representatives from The Maxim Group and Affinity’s counsel attended a due diligence meeting at the facilities of Hotels in Fairfield, New Jersey.

On June 21, 2007, representatives from The Maxim Group, Mr. Cohl, Mr. Engel and counsel to Affinity held a conference call to discuss timing of the execution of the definitive agreement, announcing the transaction and filing the preliminary proxy statement with respect to the stockholders meeting. In addition, financial due diligence was discussed.

On June 25, 2007, a telephone conference was held among Mr. Engel, Mr. Cohl, and John Klenner of the accounting firm of Marcum & Kleigman LLP. The purpose of the call was to discuss the nature and extent of audited financials which would be required in connection with the merger.

On June 26, 2007, Mr. Cohl and Mr. Yeaton had a conference call to discuss Hotels accountants.

On June 28, 2007, Mr. Engel and Mr. Yeaton had a conference call to discuss that status of financial due diligence.

On July 3, 2007, Mr. Yeaton met with Raymond Romano at the Hotels facilities in New Jersey to discuss the due diligence report prepared by Financial Consulting Services, LLC, Mr. Yeaton’s consulting firm. Later that day, Mr. Yeaton had a telephone call with Mr. Cohl and discussed his meeting with Mr. Romano.

The parties proceeded over the next two weeks to finalize the remaining open issues relating to the merger agreement and the exhibits to be attached to the merger agreement. In addition, Affinity continued to conduct its business, legal and financial due diligence investigation of Hotels and its business.

On July 20, 2007, copies of the draft Merger Agreement and related documents were distributed to the Board of Directors of Affinity for review and consideration.

On July 21, 2007, Mr. Yeaton delivered a final due diligence report to Affinity.

On July 21, 2007, the Board of Directors of Affinity, during a telephonic meeting of the Board, and subject to receipt of a fairness opinion from Ladenburg & Thalmann & Co. Inc. and audited financial statements from Hotels, approved the Merger Agreement and authorized the presentation of the proposal to merger with Hotels to the stockholders of Affinity with its recommendation that the stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby.

On July 24, 2007, the Merger Agreement was executed by Michael Ware on behalf of Hotels and Peter Engel on behalf of Affinity. The Merger Agreement was also executed by each of Michael Ware, Robin Ware and Raymond Romano, each as stockholders of Hotels.

On October 23, 2007, the Board held a telephone conference call at which time Ladenburg Thalmann & Co., Inc. made a presentation and discussed its fairness opinion and the Board formally confirmed the Merger.

Following the initial filing of the proxy materials related to the acquisition of Hotels, Affinity and its advisors, Maxim Group, commenced informal discussions on November 30, 2007 with stockholders of Affinity to discuss the terms of the transaction as proposed and to ascertain their intentions with respect to the vote on the Merger Proposal. Affinity and its advisors were separately advised by institutional stockholders that they opposed the merger on various grounds, including that the purchase price was excessive or should be restructured, some of the transaction fees were excessive, that the shares of the founders of Affinity should also be placed at risk to adjust the purchase price and that as currently proposed some of these stockholders intended to vote against the Merger.

Management of Affinity discussed the objections with its advisors at Maxim Group and its legal counsel. The individual members of the Board of Affinity also held several discussions among themselves and management of Affinity to determine the effect upon the approval process of the Merger and to try to address the concerns that had been raised. In early December 2007, management of Affinity and its advisors at Maxim Group conveyed the issues presented by the objecting stockholders to management of Hotels and advised them of the potential inability to obtain stockholder approval of the Merger Proposal.

Management of Affinity and management of Hotels held several discussions in person and by telephone during December 2007 and early January 2008, in an attempt to address and mollify the concerns raised by the objecting stockholders. The parties determined to adjust certain terms of the Merger Agreement to address the concerns raised by the objecting stockholders.

On January 14, 2008, the parties agreed to the terms of an amendment to the Merger Agreement (the “Amendment”). The Merger Agreement was amended to provide:

•	the number of shares issuable at closing to the shareholders of Hotels At Home would be reduced from 3,509,203 to 2,456,571;

•	the amount of cash payable would remain at $16,000,000;

•
 the Hotels Stockholders would be entitled to additional consideration, in the form of shares of Affinity, if Hotels satisfied certain “earn out” benchmarks based upon the net income of Hotels post closing as follows:

Fiscal Year Ending	Net Income	Earn-out Shares Payable
December 31, 2008	at least $2,500,000	500,000 shares of Parent Common Stock
December 31, 2009	at least $3,000,000 for fiscal year 2009 or at least $5,500,000 for fiscal years 2008 and 2009 on a cumulative basis	500,000 shares of Parent Common Stock(1)
December 31, 2010	at least $3,600,000 for fiscal year 2010 or at least $9,100,000 for fiscal years 2008, 2009 and 2010 on a cumulative basis	500,000 shares of Parent Common Stock(2)

(1) 1,000,000 shares of Affinity Common Stock if Net Income is at least $5,500,000 for fiscal years 2008 and 2009 on a cumulative basis and no Earn Out Shares have been issued to date.
(2) 1,500,000 shares of Affinity Common Stock, less any Earn Out Shares that have been issued to date, if Net Income is at least $9,100,000 for fiscal years 2008, 2009 and 2010 on a cumulative basis.

•The pre Merger directors and officers of Affinity agreed to guarantee that up to 500,000 shares would be payable to the Hotels Stockholders in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares. Accordingly, the directors and officers agreed to convey and transfer, free and clear of any liens and encumbrances, to the Hotels stockholders an aggregate of 500,000 shares of Affinity Common Stock owned by them personally, on a pro-rata basis as follows:

Number of Shares
Transferor	of Parent Common Stock

Peter Engel	263,800
Howard Cohl	176,550
Peter Dombrowski	29,800
Michael Arthur	9,950
Marc Jaffe	9,950
Fred Tarter	9,950

•Pursuant to the Amendment, the employment agreements to be entered into by Robin Ware, Michael Ware and Ray Romano are to be amended to reduce the amount of bonus payments by 50% of the base salary, as opposed to the original terms of 100% of the base salary for each of the individuals. In addition, the Hotels Stockholders agreed to increase the lock-up period during which they may not transfer their shares of Affinity common stock from 12 months to 18 months.

In furtherence of management's desire to improve the attractiveness of the Merger Transactions to stockholders, Affinity’s advisor, Maxim Group, agreed at the request of Affinity, to reduce its advisory fee by $100,000 such that the advisory fee would be $200,000 instead of $300,000, and be payable fifty percent (50%) in cash and fifty percent (50%) in shares of Affinity Common Stock.

The Amendment was executed by the parties on January 14, 2008. Affinity filed a Report on Form 8-K to disclose the new Merger terms.

The Board of Affinity advised Ladenburg Thalmann of the changes to the terms of the Merger, and Ladenburg and Affinity agreed that a new fairness opinion would be obtained and issued by Ladenburg.

The Board of Directors of Affinity met on Tuesday, January 29, 2008 to review the new fairness opinion of Ladenburg Thalmann and to ratify the execution of the Amendment. The Board determined that the Merger Agreement, as amended, was fair to stockholders of Affinity, continued to satisfy the requirements for a business combination as set forth in the Affinity Certificate of Incorporation, and recommended that the Merger Agreement, as amended, be approved by stockholders.

Interests of Affinity Directors and Officers in the Merger

In considering the recommendation of the Board of Directors of Affinity to vote for the proposals to approve and adopt the Merger Agreement and the Merger, you should be aware that certain members of the Affinity Board have agreements or arrangements that provide them with interests in the Merger that differ from, or are in addition to, those of Affinity stockholders generally. In particular:

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If the Merger is not approved, Affinity will be required to adopt a plan to liquidate and dissolve, and the shares of common stock and warrants held by Affinity’s executive officers and directors will be worthless because Affinity s executive officers and directors are not entitled to receive any of the net proceeds of Affinity’s IPO and private placement that may be distributed upon liquidation of Affinity. Affinity’s executive officers and directors own a total of 819,584 shares of Affinity common stock that have a market value of $4,679,825 based on Affinity’s share price of $5.71 as of September 30, 2007. Affinity’s executive officers and directors also own a total of 166,668 warrants to purchase shares of Affinity common stock that have a market value of $93,334 based on Affinity’s warrant price of $0.56 as of September 30, 2007. Such warrants were purchased in a private placement that closed prior to the Affinity IPO. Affinity’s executive officers and directors are contractually prohibited from selling their shares of common stock prior to June 5, 2009, during which time the value of the shares may increase or decrease.

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It is currently anticipated that Messrs. Engel and Cohl, both of whom are current Directors of Affinity, will continue as Directors of Affinity after the Merger. The remaining members of the current board of directors of Affinity intend to resign effective upon the consummation of the Merger.

Affinity’s Reasons for the Merger and Recommendation of the Affinity Board

Based upon its evaluation, our Board of Directors has unanimously approved the Merger with Hotels and determined that it is in the best interests of Affinity and our stockholders.

In the prospectus relating to our IPO, we stated our intention to focus our pursuit of a business combination on targets in the publishing industry. We believe that the Merger meets these investment objectives.

Our Board of Directors also considered a wide variety of other factors in connection with its evaluation of the Merger. In light of the complexity of those factors, our Board of Directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Individual members of our Board of Directors may have given different weight to different factors.

Our Board of Directors considered the nature of the business of Hotels, its current capitalization and resulting operating results, the extent of the liabilities to be assumed and the factors below, in addition to the various risks discussed in the section entitled “Risk Factors” beginning on page __, in reaching its determination that the Merger is in the best interests of Affinity’s stockholders and to approve the Merger.

In considering the Merger, our Board of Directors gave consideration to the following positive factors (although not weighted or in any order of significance):

•	the Fairness Opinion to be obtained by our Board of Directors;

•	the overall growth prospects associated with the business of Hotels;

•	opportunities to grow existing revenue streams and create new revenue streams associated with Hotels;

•	the financial results of Hotels, including potential for revenue growth and improved operating margins.

•	the competitive position of Hotels;

•	the industry dynamics, including barriers to entry;

•	the experience of Hotels’ management, including Michael Ware, Robin Ware and Raymond Romano; and

•	the experience of Affinity’s management, in building, consolidating and investing in businesses in the U.S.

Satisfaction of 80% requirement

We represented in the prospectus relating to our IPO that the business acquired by us in our initial business combination would have a fair market value equal to at least 80% of our net assets at the time of the transaction, including the funds held in the trust account. Based on a financial analysis by our Board of Directors in evaluating and approving the acquisition, our Board of Directors determined that the Merger meets this requirement.

Our Board of Directors has determined that the aggregate fair market value of the business being purchased is between approximately $30,000,000 and $39,000,000. This determination was based on the actual consideration to be paid by us: approximately $16,000,000 in cash, and issuance to the stockholders of Hotels of an aggregate of 2,456,571 new shares of Affinity common stock~~.~~ and the potential issuance to the Hotels Stockholders of up to 500,000 shares of Affinity common stock per year, or an aggregate of 1,500,000 shares of Affinity common stock, if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009, and 2010. We estimated that the value of our net assets as of September 30, 2007 is approximately $18,416,344 (excluding up to the $843,750 deferred underwriting fee to be paid to Maxim Group LLC based upon the cash held in trust). The fair market value of Hotels exceeds $14,733,075, which is 80% of our estimated net asset value as of such date.

To further support our Board’s analysis, we engaged Ladenburg Thalmann & Co., Inc. to undertake its own independent analysis, which it did, and Ladenburg Thalmann & Co., Inc has issued to the Affinity Board the Fairness Opinion which concludes that Hotels has a value in excess of 80% of our net assets.

The terms of the Merger were determined based upon arms’ length negotiations between Affinity and Hotels, who had no prior dealings. Under the circumstances, our Board of Directors believes that the total consideration for the Merger appropriately reflects the fair market value of Hotels. In light of the financial background and experience of several members of our management and Board of Directors, our Board also believes it is qualified to determine whether the Merger meets this requirement.

United States Federal Income Tax Consequences of the Merger

Since Affinity stockholders will not be exchanging or otherwise disposing of their shares of stock in Affinity pursuant to the Merger, the Affinity stockholders will continue to hold their shares of Affinity common stock and will not recognize any gain or loss from the Merger. However, for those Affinity stockholders who exercise their conversion rights and convert their Affinity shares into the right to receive cash, such stockholders will generally be able to treat the transaction as a sale of the shares and recognize gain or loss upon the conversion. Such gain should be capital gain or loss if such shares were held as a capital asset on the date of the conversion. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Affinity common stock. A stockholder’s tax basis in his shares of Affinity common stock generally will equal the cost of such shares. A stockholder who purchased Affinity’s units will have to allocate the cost between the shares of common stock and the warrants comprising the units based on their fair market values at the time of the purchase. Under certain circumstances, if the stockholder actually or constructively still owns shares of Affinity common stock after the conversion of shares into cash, the conversion may not be treated as a sale of stock by that stockholder for tax purposes but rather as a corporate distribution. A stockholder may constructively own stock for tax purposes because, among other reasons, stock may be owned by certain family members or affiliated entities or the stockholder may retain warrants in Affinity. If the conversion does not qualify as a sale for federal tax purposes but instead is treated as a corporate distribution, then the receipt of cash in the conversion will be treated: (i) as a dividend to the extent of Affinity’s earnings and profits, (ii) as a reduction of basis in the shares for any excess, and (iii) to the extent of any excess over basis, gain from the sale or exchange of shares. Affinity stockholders who do not exercise their conversion rights will continue to hold their shares of Affinity common stock and as a result will not recognize any gain or loss from the Merger.

Regulatory Matters

The Merger and the transactions contemplated by the Merger Agreement are not subject to any federal or state regulatory requirement or approval, except for filings necessary to effectuate the transactions contemplated by the Merger Proposal with the Secretary of State of the State of Delaware and filings necessary to effectuate the transactions contemplated by the Merger Proposal in compliance with federal and state securities laws.

Consequences if the Merger Proposal is Not Approved

If the Merger Proposal is not approved by the stockholders, Affinity will not acquire Hotels and Affinity will promptly initiate procedures for its dissolution and liquidation. In such an event, management of Affinity does not have the time to find a suitable business combination partner before: (i) the proceeds in the trust account are liquidated to holders of shares purchased in Affinity’s IPO and (ii) Affinity is dissolved pursuant to the trust agreement, in accordance with Affinity’s amended and restated certificate of incorporation and pursuant to stockholder approval.

Affinity estimates that for the period October 1, 2007 through June 8, 2008, that the balance of the trust account assets would decline by approximately $86,000 (representing interest earned, less applicable federal, state and franchise taxes, less allowed withdrawals), yielding a trust balance of approximately $18,975,000, or $6.00 per share held by our public stockholders.

Separately, Affinity estimates that the dissolution process would cost approximately $50,000 to $75,000 and that Affinity would be indemnified for such costs by certain of the Affinity executive officers. Such officers have acknowledged and agreed that such costs are covered by their existing indemnification agreement. We do not believe there would be any claims or liabilities against which certain of Affinity’s executive officers have agreed to indemnify the trust account in the event of such dissolution. In the event that such persons indemnifying Affinity are unable to satisfy their indemnification obligation or in the event that there are subsequent claims such as subsequent non-vendor claims for which such persons have no indemnification obligation, the amount ultimately distributed to stockholders may be reduced even further. However, Affinity currently has no basis to believe there will be any such liabilities or to provide an estimate of any such liabilities. The only cost of dissolution that Affinity is aware of that would not be indemnified against by such officers and directors of Affinity is the cost of any associated litigation.

Required Vote

The approval and adoption of the Merger and the transactions contemplated thereby will require the affirmative vote of a majority of the shares of Affinity’s common stock issued in Affinity’s IPO and private placement that vote on this proposal at the Special Meeting. A total of 3,162,500 shares were issued in our IPO and 250,000 shares were issued in our private placement. In addition, notwithstanding the approval of a majority, if the holders of 862,098 or more shares of common stock issued in Affinity’s IPO, an amount equal to more than 27.26% of the total number of shares issued in the IPO, vote against the Merger Agreement and demand conversion of their shares into a pro rata portion of the trust account not to exceed $6.00 per share , then Affinity will not be able to consummate the Merger. Each Affinity stockholder that holds shares of common stock issued in Affinity’s IPO or purchased following such offering in the open market has the right, assuming such stockholder votes against the Merger and, at the same time, demands that Affinity convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of Affinity’s IPO is deposited. These shares will be converted into cash only if the Acquisition is consummated and the stockholder requesting conversion holds such shares until the date the Merger is consummated.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the stock exchanges, your broker may not vote your shares on the proposal to approve the Merger. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

As long as a quorum is established at the Special Meeting, a failure to vote by someone who is present in person or by proxy will have no impact upon the approval of the Merger Proposal. Failure to vote will not have the effect of converting your shares into a pro rata portion of the trust account.

If you hold your shares in street name you can obtain physical delivery of your shares into your name, and then vote the shares yourself. In order to obtain shares directly into your name, you must contact your brokerage firm representative. Brokerage firms may assess a fee for your conversion; the amount of such fee varies from firm to firm.

Recommendation

After careful consideration, Affinity’s Board of Directors has determined unanimously that the Merger Proposal is fair to, and in the best interests of, Affinity and its stockholders. Affinity’s Board of Directors has approved and declared advisable the Merger Proposal and unanimously recommends that you vote or give instructions to vote “FOR” the Merger Proposal.

The foregoing discussion of the information and factors considered by the Affinity Board of Directors is not meant to be exhaustive, but includes the material information and factors considered by the Affinity Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

THE AGREEMENT AND PLAN OF MERGER

The following summary describes the material provisions of the Agreement and Plan of Merger. The provisions of the Merger Agreement are complicated and not easily summarized. This summary may not contain all of the information about the Merger Agreement that is important to you. The Merger Agreement is attached to this proxy statement as Annex A and the Amendment to the Merger Agreement is attached to this proxy statement as Annex B, and are incorporated by reference into this proxy statement, and we encourage you to read both carefully in their entirety for a more complete understanding of the Agreement and Plan of Merger as amended.

General

The Agreement and Plan of Merger, sometimes referred to herein as the Merger Agreement, provides that upon the consummation of the Merger, Hotels will be merged into Affinity Acquisition Subsidiary Corp., a newly formed, wholly-owned subsidiary of Affinity, sometimes referred to herein as “Merger Sub”. Hotels will survive the Merger as a wholly-owned subsidiary of Affinity, and stockholders of Hotels will exchange their Hotels equity interests for 2,456,571 shares of Affinity common stock thereby becoming stockholders of Affinity and $16,000,000. The total Merger Consideration has a potential aggregate value of $30,493,769 (based upon Affinity’s common stock price of $5.90 per share on February 6, 2008).

In addition, the Hotels stockholders will earn up to an additional 500,000 shares per year, or up to an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.

The closing of the transactions contemplated by the Merger Agreement will occur promptly after the last of the conditions to the Merger has been satisfied or waived, or at such other time as Affinity and Hotels agree. Contemporaneously with or as soon as practicable after that time, Affinity and Hotels will file a Certificate of Merger with the Secretary of State of the State of Delaware. The Merger will become effective upon the filing of the Certificate of Merger or at such other time as Affinity and Hotels may agree. Affinity and Hotels currently expect that the completion of the Merger will take place in the first calendar quarter of 2008. However, because the Merger is subject to stockholder approval and other customary conditions, Affinity and Hotels cannot predict exactly when or if the Merger will occur.

Stock Consideration

The shares of Affinity common stock to be allocated to the holders of Hotels capital stock in the Merger will be distributed to the three stockholders of Hotels, on a pro rata basis (determined based on the number of shares of Hotels common stock held by such holder) divided among the holders thereof.

As of September 30, 2007, there were 4,162,500 shares of Affinity common stock outstanding. The fully diluted number of shares of common stock, assuming the exercise of all outstanding warrants to purchase Affinity common stock, was 10,987,500 as of September 30, 2007 (but excluding the securities underlying the unit purchase option and options subject to certain share price targets.) Upon the issuance of 2,456,571 shares in connection with the merger and if Maxim Group LLC exercises its unit purchase option and certain of our officers and directors receive their incentive warrants, assuming the exercise of such securities and including all underlying shares of common stock, the fully diluted number of shares of common stock would be 14,498,653 Assuming no change in Affinity capitalization between the date of the Merger Agreement and the closing of the Merger, 2,456,571 shares of Affinity common stock would be allocated to the Hotels equityholders in the manner described above. If Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010, the hotels Stockholders will earn up to an additional 500,000 shares per year, or up to an aggregate of 1,500,000 Earn-out Shares of Affinity common stock. Notwithstanding the foregoing, in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares, then Affinity shall cause the founding stockholders of Affinity to transfer to the Hotels Stockholders an aggregate of 500,000 shares of Parent Common Stock, on a pro-rata basis.

No fractional shares of Affinity common stock will be issued in the Merger. All fractional shares of Affinity common stock to be distributed to an individual stockholder of Hotels will be aggregated before determining whether a fractional share remains. Any remaining fractional shares that would otherwise be issuable in the Merger will be paid in cash. Due to the limited member of Hotels security holders who may receive fractional shares, the amount of cash required for fractional share payments will be immaterial.

Representations and Warranties of the Parties

The Merger Agreement contains customary representations and warranties made by each of Affinity and Merger Sub on the one hand, and Hotels on the other, regarding various aspects of their respective businesses, financial condition and structure, as well as other facts pertinent to the Merger. These representations and warranties are subject to materiality, knowledge and other similar qualifications in many. The representations and warranties of each of the parties have been made solely for the benefit of the other party and those representations and warranties should not be relied on by any other person, except as specifically permitted in the documents relating to the Merger. In addition, those representations and warranties may be intended not as statements of actual fact, but rather as a way of allocating risk between the parties, may have been modified by the disclosure schedules attached to the Merger Agreement, are subject to the materiality standard described in the Merger Agreement, which may differ from what may be viewed as material by you, and were made only as of the date of the Merger Agreement or another date as specified in the Merger Agreement.

The representations and warranties made by Affinity and Hotels to each other in the Merger Agreement include representations and warranties relating to the following matters (in some cases, made by one party only, and also made in certain instances with respect to their respective subsidiaries), among others:

• corporate organization, existence, good standing, power and authority;

• corporate authorization to enter into and carry out the obligations contained in the Merger Agreement and the valid and binding nature of such obligations;

• absence of any conflict or violation of the corporate charter and bylaws, any applicable legal requirements, or any agreements with third parties, as a result of entering into and carrying out the obligations contained in the Merger Agreement;

• capital structure and the absence of restrictions or encumbrances with respect to capital stock;

• corporate organization, qualifications to do business and corporate standing of subsidiaries;

• ownership of, and absence of restrictions or encumbrances with respect to, the capital stock of subsidiaries;

• litigation;

• financial statements;

• internal accounting controls and disclosure controls and procedures;

• absence of undisclosed liabilities;

• absence of certain changes since December 31, 2006;

• intellectual property;

• taxes and tax returns;

• title to assets and personal properties;

• leases of intangible or personal property;

• owned and leased real property;

• material contracts and the absence of breaches of material contracts;

• compensation of employees; absence of collective bargaining arrangements and labor liability as a result of the Merger;

• employee benefit plans;

• labor relations;

• transactions with affiliates;

• insurance;

• permits, licenses, franchise and approvals;

• compliance with applicable laws;

• environmental matters;

• governmental regulatory matters;

• entitlements to any broker’s, finder’s, or other similar fees, commissions or expenses in connection with the transactions contemplated by the Merger Agreement;

• absence of certain business practices;

• restrictions on business activities;

• inapplicability of state takeover statutes;

• maintenance of books and records; and

• disclosure.

Covenants and Agreements

Operating Covenants

Under the Merger Agreement, Hotels has agreed, until the closing of the Merger, except with the prior written consent of Affinity or as scheduled in the Merger Agreement, to not:

• amend its certificate of incorporation or bylaws or equivalent organizational documents;

• except for the issuance of stock options under the Hotels Plan to employees and consultants of Hotels, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Hotels;

• except as permitted, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

• amend the terms of any Company Plan to make the terms of such plan more favorable to its participants or to increase any benefit under such plan;

• acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

• modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable law;

• transfer, sell, lease, mortgage, or otherwise dispose of or subject to any lien any of its assets, including capital stock, except (i) by incurring Permitted Liens and (ii) equipment and property no longer used in the operation of Hotels’ business), other than in the ordinary course of business consistent with past practice;

• except as may be required as a result of a change in law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

• settle or compromise any pending or threatened suit, action or claim (other than the payment of health benefit claims on behalf of customers of Hotels) involving a payment by Hotels in excess of $100,000;

• adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Hotels;

• fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Hotels or its properties, assets and businesses or comparable replacement policies;

• except for moving expenses related to the Company’s relocation and the updating or duplicating the IT system, authorize or make capital expenditures in excess of $350,000;

• make any material tax election or settle or compromise any material federal, state, local or foreign tax liability, change any annual tax accounting period, change any material method of tax accounting, enter into any closing agreement relating to any tax, or surrender any right to claim a tax refund or consent, without providing advance notice to Affinity, to any extension or waiver of the limitations period applicable to any tax claim or assessment;

• reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

• repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities;

• incur any indebtedness for borrowed money (including pursuant to any commercial paper program or credit facility of Hotels) or issue any debt securities;

• assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans, advances or capital contributions to, or investments in, any other person, other than providers of Hotels in the ordinary course of business consistent with past practice;

• except as permitted, enter into or renew, extend, materially amend or otherwise materially modify (i) any material contract of Hotels, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves Hotels incurring a liability in excess of $200,000 and which is not terminable by Hotels without penalty upon one year or less notice);

• except as permitted, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of Hotels in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of Hotels, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Internal Revenue Internal Revenue Code (provided that any such amendments shall not materially increase the cost of such plan to Hotels);

• grant any license with respect to intellectual property other than non-exclusive licenses granted in the ordinary course of business;

• take any action or omit to take any action that would reasonably be expected to cause any intellectual property used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

• take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

• pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of Hotels or incurred in the ordinary course of business and consistent with past practice;

• enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of Hotels’ affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

• take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described above or any action which would result in any of the conditions to the Merger not being satisfied or would materially delay the closing of the Merger.

Also under the Merger Agreement, Affinity has agreed, until the closing of the Merger that, except with the prior written consent of Hotels, to not:

• amend the Affinity charter or bylaws or equivalent organizational documents;

• issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Affinity;

• except for payments reserved for dissenting stockholders not exceeding 27.26%, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

• acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

• modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable law or consummate the Merger;

• transfer, sell, lease, mortgage, or otherwise dispose of or subject to any lien any of its assets, including capital stock other than in the ordinary course of business consistent with past practice;

• except as may be required as a result of a change in law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

• settle or compromise any pending or threatened suit, action or claim involving a payment by Affinity in excess of $100,000;

• adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Affinity;

• fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Affinity or its properties, assets and businesses or comparable replacement policies;

• authorize or make capital expenditures;

• make any material tax election or settle or compromise any material federal, state, local or foreign tax liability, change any annual tax accounting period, change any material method of tax accounting, enter into any closing agreement relating to any tax, or surrender any right to claim a tax refund

• consent, without providing advance notice to Hotels, to any extension or waiver of the limitations period applicable to any tax claim or assessment;

• reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

• repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities;

• incur any indebtedness for borrowed money or issue any debt securities;

• assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans, advances or capital contributions to, or investments in, any other person, other than providers of Affinity in the ordinary course of business consistent with past practice; provided, however, that Affinity may undertake and consummate one or more private placements of its equity and/or debt securities prior to the closing date upon terms acceptable to it, after consultation with the stockholders; provided further, however, that: (a) the gross proceeds of such private placement do not exceed the lesser of the amount paid in payments to stockholders who elect to convert and $5,000,000, (b) Affinity shall use commercially reasonable efforts to ensure that the per share consideration received for any equity securities offered or sold in such private placement is not less than a discount of more than 20% of the average closing price of Affinity’s Common Stock for the 10 days prior to the closing of the private placement and (c) the net proceeds of such private placement are used solely to: (i) pay a portion of the cash consideration and (ii) provide working capital to the Company;

• enter into or renew, extend, materially amend or otherwise materially modify (i) any Affinity material contract, or (ii) any other contract or agreement incurring a liability in excess of $200,000 and which is not terminable by Affinity without penalty upon one year or less notice;

• except as permitted, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of Affinity in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of Affinity, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Internal Revenue Code (provided that any such amendments shall not materially increase the cost of such plan to Affinity);

• take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

• pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of Affinity or incurred in the ordinary course of business and consistent with past practice; or

• enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of Affinity’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

Board of Directors

Affinity has agreed to take all necessary action prior to the effective time so that, effective at the closing, the Board of Directors of Affinity shall be reconstituted and pursuant to the Affinity charter and bylaws, be fixed at a total of five persons, and be comprised as follows: (i) Affinity shall designate two persons; (ii) Hotels shall designate two persons; and (iii) Hotels and Affinity shall designate one person mutually acceptable to both of them. In the event Affinity applies to have its securities listed on The American Stock Exchange or the NASDAQ, each of Hotels and Affinity shall designate an independent director and the two such independent designees shall designate a third independent director. This is one of the reasons we are submitting Proposal 4A to our stockholders for a vote. See Proposal 4A beginning on page __.

No Solicitation

Under the Merger Agreement, Hotels and Affinity have agreed that from the date of the Merger Agreement until the closing or termination of the Merger Agreement, neither they nor any of their respective officers and directors shall, and that they shall use their respective commercially reasonable efforts to cause their respective employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it or any purchase, transfer or sale of the assets of it, or any purchase or sale of, or tender or exchange offer for, its voting securities that (any such proposal, offer or transaction (other than a proposal or offer made by the other party to the Merger Agreement or an affiliate thereof) being hereinafter referred to as an “Acquisition Proposal”), (ii) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing.

Access to Information

Each of Hotels and Affinity has agreed to give the other, its counsel, accountants and other representatives, reasonable access during normal business hours during the period prior to the closing, to the properties, books, records and personnel of the other to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the other, as such party may reasonably request.

Public Announcements

Affinity and Hotels will develop a joint communications plan and each party will (a) ensure that all press releases and other public statements and communications (including any communications that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act) with respect to this Agreement and the transactions contemplated hereby shall be consistent with such joint communications plan and (b) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, Hotels will consult with Affinity for a reasonable time before issuing any press release or otherwise making any public statement or communication (including any communication that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act). Affinity and Hotels will mutually agree upon the form and content of any such press release, public statement or communication by Affinity, the Merger Subsidiary or Hotels, with respect to the Merger Agreement or the transactions contemplated thereby. In addition to the foregoing, except to the extent required by applicable Law, neither Affinity nor Hotels shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

Other Agreements

Additionally, Affinity and Hotels have agreed to use commercially reasonable efforts to obtain necessary consents and approvals in connection with the Merger Agreement. The parties believe there are no unordinary consents to be obtained.

Operations After the Merger

Following the Merger, Hotels will continue its operations as a wholly owned subsidiary of Affinity. The stockholders of Hotels will become stockholders of Affinity, and their rights as stockholders will be governed by the Affinity amended and restated certificate of incorporation, the Affinity bylaws, and the laws of the State of Delaware.

Conditions to the Completion of the Merger

The obligations of Affinity and Hotels to complete the Merger are subject to the satisfaction or waiver of specified conditions before completion of the Merger, including the following:

Conditions to Affinity’s and Hotels’ obligations to consummate the Merger:

The respective obligations of each of Affinity and Hotels to consummate the Merger are subject to the satisfaction of, or waiver of, the following conditions:

• the receipt of Affinity stockholder approval;

• Robin Ware, Michael Ware and Raymond Romano shall have entered into employment agreements with Affinity;

• Affinity and each of Robin Ware, Michael Ware and Raymond Romano shall have entered into indemnification agreements;

• the parties shall have entered into an escrow agreement providing for the escrow of a portion of the Stock Consideration to be held in escrow as the sole and exclusive source for the payment of the indemnification obligations of the Hotels’ stockholders; and

• the Board of Affinity shall have obtained a fairness opinion from Ladenburg Thalmann.

Conditions to Affinity’s obligations:

The obligation of Affinity to consummate the Merger is further subject to the following conditions, among others:

• the representations and warranties made by Hotels must be true and correct in all material respects;

• Hotels must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement; and

• there must not have occurred since the date of the Merger Agreement any material adverse effect on Hotels’ financial condition or business.

Conditions to Hotels’ obligations:

The obligation of Hotels to consummate the Merger is further subject to the following conditions, among others:

• the representations and warranties made by Affinity and Merger Sub must be true and correct in all respects;

• Affinity and Merger Sub must have performed in all material respects all obligations required to be performed by it under the terms of the Merger Agreement;

• there must not have occurred since the date of the Merger Agreement any material adverse effect on the financial condition or business of Affinity or Merger Sub;

• the Affinity certificate of incorporation shall have been amended and restated to provide for the structure and election of the board as provided in the Merger Agreement;

• the Merger Subs’ certificate of incorporation shall have been amended and restated to provide for the structure and election of the board as provided in the Merger Agreement; and

• Affinity shall have obtained approval of its stockholders of the Stock Incentive Plan.

Materiality and Material Adverse Effect

Certain of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the Merger Agreement, a material adverse effect on an entity means any change, effect, event, occurrence or state of facts which is, or is reasonably expected to be, materially adverse to the business, financial condition, results of operations or prospects of such party and its subsidiaries, taken as a whole, other than any change, effect, event or occurrence relating to (i) the economy or securities markets of the U.S. or any other region in general or (ii) the Merger Agreement or the transactions contemplated thereby or the announcement thereof or otherwise as contemplated by the Merger Agreement or disclosed thereunder.

Termination

The Merger Agreement may be terminated at any time prior to the completion of the Merger, whether before or after receipt of stockholder approval, by mutual written consent of Affinity, Merger Sub and Hotels. Either Affinity or Hotels may terminate the Merger Agreement if the Merger is not consummated on or before June 9, 2008.

Hotels may terminate the Merger Agreement if:

• prior to the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Affinity or Merger Sub, subject to certain conditions and a right to cure (within proscribed notice periods); or

• any of the conditions to the consummation of the Merger shall have become incapable of fulfillment; or

• Affinity has not held its Special Meeting of Stockholders to approve the Merger within forty-five (45) days of approval of the proxy statement by the SEC; or

•  Affinity’s Board of Directors has withdrawn or changed its recommendation to it stockholders regarding the Merger; or

• more than 27.26% of the holders of the shares issued in Affinity’s IPO entitled to vote on the Merger elect to convert such shares into cash from the trust fund.

Affinity may terminate the Merger Agreement if:

• prior to the closing date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Hotels, subject to certain conditions and a right to cure, as further described below; or

• any of the conditions to the consummation of the Merger shall have become incapable of fulfillment; or

• necessary consents, individually or in the aggregate contain any burdensome terms or conditions which have a material adverse effect on Hotels or Affinity.

If permitted under applicable law, either Affinity or Hotels may waive conditions for their own respective benefit and consummate the Merger, even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the Merger will occur.

Indemnification of Claims and Escrow of Shares

Under the terms of the Merger Agreement, the stockholders of Hotels agreed to indemnify Affinity for the breach of any representations or warranties or covenants by Hotels and agreed that 631,657 shares from the merger consideration will be placed into escrow which shares will be used to satisfy any claims. The indemnification is subject to a limitation that we incur damages of at least $250,000 prior to making any claim. Further, the indemnification obligation is limited solely and exclusively to the shares held in escrow.

The shares will be held in escrow until satisfaction of any claims. Any claims by us against the shares must be made within such period of time commencing on July 24, 2007 and ending on the date which is ten business days after Affinity files its Annual Report on Form 10-K for the year ending December 31, 2008 with the SEC, but in no event later than April 30, 2009. For purposes of determining the number of shares required to settle any claim for which we are entitled to indemnification, the parties have agreed to assign a value equal to the average reported last sales price for the ten trading days ending on the last day prior to the date that the claim for indemnification is publicly disclosed (or if there is no public disclosure, the date on which the indemnification notice is received) and the ten trading days after such date. Affinity and the Hotels stockholders have agreed to appoint a representative who will have the power and authority to negotiate and settle claims. Additionally, the representatives of the two parties can mutually agree to a different value of the escrowed shares in order to settle third parties claims, or use the shares to actually settle any claim. Mr. Peter Engel has been appointed to serve as Affinity’s representative and Ms. Robin Ware has been appointed to serve as the representative of the Hotels stockholders.

Representative

Hotels designated its representative with authority to make all decisions and determinations and to take all actions required or permitted under the Merger Agreement and the Escrow Agreement on behalf of the Hotels stockholders. Any such action, decision or determination so made or taken shall be deemed the action, decision or determination of the Hotels stockholders and any notice, document, certificate or information required to be given to any Hotels stockholders shall be deemed so given if given to the representative. As such representative is also a stockholder of Hotels, it is possible that potential conflicts of interest may arise with respect to their obligations as representatives and their interests as stockholders of Hotels.   The parties agreed that 631,657 shares of Affinity Common Stock issued as merger consideration will be placed into an escrow account, from which the representative will have the right to withdraw shares necessary to or in the performance of its duties. Any remaining shares held in such account will be released to the Hotels stockholders on the date which is 10 business days after Affinity files its Annual Report on Form 10-K for the fiscal year ending December 31, 2008 with the SEC, but in no event later than April 30, 2009, or such time that there are no unresolved claims for indemnification.

Assignment

The Merger Agreement and the rights and obligations of the parties thereunder may not be assigned, transferred or encumbered without the prior written consent of the other parties.

Further Assurances

Each of Affinity and Hotels agree that it will execute and deliver, or cause to be executed and delivered, on or after the date of the Merger Agreement, all such other documents and instruments and will take all reasonable actions as may be necessary to transfer and convey the securities of Hotels to Affinity.

OTHER AGREEMENTS RELATED TO THE MERGER

Registration Rights Agreement

In connection with the Merger, we have agreed to grant to the recipients of the shares of our common stock certain registration rights to allow them to resell their shares in accordance with the federal securities laws. At the closing of the Merger, assuming it is approved by our stockholders, we will enter into a registration rights agreement with each of the recipients of our common stock.

Under the terms of the registration rights agreement, we will agree to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended to allow for the resale by the holders of the shares, which filing will be made within 90 days after the closing of the Merger. We will further agree to use our best efforts to have the registration statement declared effective as soon after filing as possible. However, the registration rights agreement does not provide for liquidated damages in the event that we are unable to cause or maintain such effectiveness.

We will also agree that at any time commencing 180 days after the closing of the Merger, the holders of a majority of the shares issued pursuant to the Merger will have the right to demand that we file and cause to become effective a registration statement on their behalf, provided that we shall not be required to cause to be filed and become effective more than two such registration statements. Further, if two thirds of the holders so request, we will enter into an underwriting agreement with an underwriter so that the shares can be offered on an underwritten basis. Lastly, if we file a registration statement to provide for the resale of shares, we will agree to notify the holders of the shares and, if so requested by a holder, we will include his/her or its shares in the registration statement being filed.

Lock-Up Agreements

As a condition to the closing of the Merger, substantially all of the holders of capital stock of Hotels are required to enter into lock-up agreements covering the shares of Affinity common stock that they are to receive in the Merger or that they may acquire in the future subject to certain limitations. These agreements provide that, subject to certain exceptions, the parties thereto may not offer, pledge, sell, or otherwise dispose of or transfer any shares of Affinity common stock, or any options or warrants to purchase any shares of Affinity common stock, or any securities convertible into or exchangeable or exercisable for Affinity common stock following the closing of the Merger. In addition, the parties may not enter into any swap or any other agreement or any transaction that transfers the economic consequence of ownership of such Affinity common stock during such period. The shares of Affinity common stock subject to the lock-up agreements shall be released from the lock-up 18 months following the Merger.

Employment Agreements

A condition to Affinity’s obligation to consummate the Merger is that Michael Ware, Robin Ware and Raymond Romano, enter into employment agreements with Affinity. The parties agreed upon the terms of such agreement which will be effective upon the closing date of the merger.

Michael Ware Employment Agreement

Effective upon completion of the Merger, Affinity will employ Mr. Ware (“CEO”) for a term of two years as the Chief Executive Officer and President of Affinity and the Chief Executive Officer of Hotels. CEO’s base salary will be $225,000 for the first year of employment and the Base Salary for the second year and each Renewal Term (hereinafter defined) shall be determined by a Compensation Committee designated by the Board of Directors of Affinity (the “Compensation Committee”), but in no event shall it be lower than $225,000 (the “Base Salary”). CEO will also be entitled to an annual performance bonus of up to 50% of the Base Salary (the “Bonus”) and a discretionary bonus, each of which shall be determined by the Compensation Committee. CEO will be eligible to participate in any incentive stock plan or stock award plans, as may be established by Affinity from time to time including, subject to approval of Proposal 2, the Stock Incentive Plan. CEO will also be entitled to fringe benefits at least comparable to those provided to other Affinity senior executives.

The employment agreement contains the usual types of provisions dealing with termination, including provisions dealing with termination by Affinity of CEO’s employment with or without cause, and termination by CEO of his employment with and without good reason.

After the second year of employment (the “Initial Term”), the employment agreement will be subject to automatic consecutive one-year extensions (each, a “Renewal Term”, and together with the Initial Term, the “Terms”) unless either CEO or Affinity provides written notice of termination to the other not later than 90 days prior to the scheduled expiration of the Term then in effect.

If CEO is terminated with cause or if CEO terminates without good reason at any time, he will only be entitled to the Base Salary accrued and unpaid to date and the payment of any accrued but unpaid expenses and any accrued but unpaid vacation days. If Affinity terminates CEO without cause or if CEO terminates with good reason, CEO will be entitled to receive the Base Salary and any other compensation, including bonuses, earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and for the greater of the remaining term of the agreement or the 18-month period immediately following the termination date (the “Salary Continuation Period”), the Base Salary and anticipated bonuses and the continuation of medical benefits previously made available to CEO to the greatest extent permitted by law for the greater of the remaining Term of this Agreement for the Salary Continuation Period.

In addition, in the event that during the period beginning three months before the occurrence of a “Change in Control” and ending one year after a Change in Control, CEO’s employment is terminated: (i) by CEO for Good Reason, (ii) by Affinity (or its successor or acquirer) without Cause, or (iii) by expiration of the agreement due to CEO refusing to renew the agreement for Good Reason, Affinity shall pay CEO (i) the Base Salary and any other compensation earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and (ii) for the Salary Continuation Period, the Base Salary and the continuation of medical benefits previously made available to CEO. In addition to the benefits provided for above, any and all of the CEO’s outstanding options granted pursuant to the Stock Incentive Plan as well as any other equity award to CEO shall become immediately vested and exercisable.

Robin Ware Employment Agreement

Effective upon completion of the Merger, Affinity will employ Ms. Ware (“COO”) for a term of two years as the Chief Operating Officer of Affinity and Chief Operating Officer of Hotels. COO’s base salary will be $175,000 for the first year of employment and the Base Salary for the second year and each Renewal Term (hereinafter defined) shall be determined by the Compensation Committee, but in no event shall it be less than $175,000 (the “Base Salary”). COO will also be entitled to an annual bonus up to 50% of the Base Salary (the “Bonus”) and a discretionary bonus, each of which shall be determined by the Compensation Committee. COO will be eligible to participate in any incentive stock plan or stock award plans, as may be established by Affinity from time to time including, subject to approval of Proposal 2, the Stock Incentive Plan. COO will also be entitled to fringe benefits at least comparable to those provided to other Affinity senior executives.

The employment agreement contains the usual types of provisions dealing with termination, including provisions dealing with termination by Affinity of COO’s employment with or without cause, and termination by COO of her employment with and without good reason.

After the second year of employment (the “Initial Term”), the employment agreement will be subject to automatic consecutive one-year extensions (each, a “Renewal Term”, and together with the Initial Term, the “Terms”) unless either COO or Affinity provides written notice of termination to the other not later than 90 days prior to the scheduled expiration of the Term then in effect.

If COO is terminated with cause or if COO terminates without good reason at any time, she will only be entitled to the Base Salary accrued and unpaid to date and the payment of any accrued but unpaid expenses and any accrued but unpaid vacation days. If Affinity terminates COO without cause or if COO terminates with good reason, COO will be entitled to receive the Base Salary and any other compensation, including bonuses, earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and for the greater of the remaining term of the agreement or the 18-month period immediately following the termination date (the “Salary Continuation Period”), the Base Salary and anticipated bonuses and the continuation of medical benefits previously made available to COO to the greatest extent permitted by law for the greater of the remaining Term of this Agreement for the Salary Continuation Period.

In addition, in the event that during the period beginning three months before the occurrence of a “Change in Control” and ending one year after a Change in Control, COO’s employment is terminated: (i) by COO for Good Reason, (ii) by Affinity (or its successor or acquirer) without Cause, or (iii) by expiration of the agreement due to Employee refusing to renew the agreement for Good Reason, Affinity shall pay COO (i) the Base Salary and any other compensation earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and (ii) for the Salary Continuation Period, the Base Salary and the continuation of medical benefits previously made available to COO. In addition to the benefits provided for above, any and all of the COO’s outstanding options granted pursuant to the Stock Incentive Plan as well as any other equity award to COO shall become immediately vested and exercisable.

Raymond Romano Employment Agreement

Effective upon completion of the Merger, Affinity will employ Mr. Romano (“CFO”) for a term of two years as the Chief Financial Officer of Affinity and the Chief Financial Officer of Hotels. CFO’s base salary will be $175,000 for the first year of employment and the Base Salary for the second year and each Renewal Term (hereinafter defined) shall be determined by the Compensation Committee, but in no event shall it be less than $175,000 (the “Base Salary”). CFO will also be entitled to an annual bonus up to 50% of the Base Salary (the “Bonus”) and a discretionary bonus, each of which shall be determined by the Compensation Committee. CFO will receive warrants to purchase 300,000 shares of Affinity’s common stock at a purchase price of $6.26 per share (“Warrants”). The warrants shall have a five year term and provide for cashless exercise. 150,000 warrants shall be exercisable upon the one year anniversary of the date of the employment agreement and 150,000 shall be exercisable on the two-year anniversary of the date of the employment agreement. CFO will be eligible to participate in any incentive stock plan or stock award plans, as may be established by Affinity from time to time including, subject to approval of Proposal 2, the Stock Incentive Plan. CFO will also be entitled to fringe benefits at least comparable to those provided to other Affinity senior executives.

The employment agreement contains the usual types of provisions dealing with termination, including provisions dealing with termination by Affinity of CFO’s employment with or without cause, and termination by CFO of his employment with and without good reason.

After the second year of employment (the “Initial Term”), the employment agreement will be subject to automatic consecutive one-year extensions (each, a “Renewal Term”, and together with the Initial Term, the “Terms”) unless either CFO or Affinity provides written notice of termination to the other not later than 90 days prior to the scheduled expiration of the Term then in effect.

If CFO is terminated with cause or if CFO terminates without good reason at any time, he will only be entitled to the Base Salary accrued and unpaid to date and the payment of any accrued but unpaid expenses and any accrued but unpaid vacation days. If Affinity terminates CFO without cause or if CFO terminates with good reason, CFO will be entitled to receive the Base Salary and any other compensation, including bonuses, earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and (ii) for the greater of the remaining term of the agreement or the 18-month period immediately following the termination date (the “Salary Continuation Period”), the Base Salary and anticipated bonuses and the continuation of medical benefits previously made available to CFO to the greatest extent permitted by law for the greater of the remaining Term of this Agreement for the Salary Continuation Period.

In addition, in the event that during the period beginning three months before the occurrence of a “Change in Control” and ending one year after a Change in Control CFO’s employment is terminated: (i) by CFO for Good Reason, (ii) by Affinity (or its successor or acquirer) without Cause, or (iii) by expiration of the agreement due to Employee refusing to renew the agreement for Good Reason, Affinity shall pay CFO (i) the Base Salary and any other compensation earned up to the date of termination, including any pro-rata bonus, as well as any unreimbursed expenses and accrued but unused vacation days and (ii) for the Salary Continuation Period, the Base Salary and the continuation of medical benefits previously made available to CFO. In addition to the benefits provided for above, any and all of the CFO’s outstanding options granted pursuant to the Stock Incentive Plan as well as any other equity award to CFO shall become immediately vested and exercisable.

Regulatory Approvals

We believe that no state or federal regulatory approval is required in connection with the Merger.

Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights for their shares in connection with the Merger. All of the Hotels' stockholders have approved the Merger.

Accounting Treatment

The Merger will be accounted for as a “reverse merger” and recapitalization since the sellers of Hotels will control the combined company immediately following the completion of the transaction. Hotels will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Hotels. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements will be those of Hotels and will be recorded at the historical cost basis of Hotels. Affinity’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Hotels after consummation of the acquisition.

Certain Federal Tax Consequences to Affinity Stockholders

Since Affinity stockholders will not be exchanging or otherwise disposing of their shares of stock in Affinity pursuant to the Merger, Affinity stockholders will continue to hold their shares of Affinity common stock and will not recognize any gain or loss from the Merger. However, for those Affinity stockholders who exercise their conversion rights and convert their Affinity shares into the right to receive cash, such stockholders will generally be required to treat the transaction as a sale of the shares and recognize gain or loss upon the conversion. Such gain should be capital gain or loss if such shares were held as a capital asset on the date of the conversion. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Affinity common stock. A stockholder’s tax basis in his shares of Affinity common stock generally will equal the cost of such shares. A stockholder who purchased Affinity’s units will have to allocate the cost between the shares of common stock and the warrants comprising the units based on their fair market values at the time of the purchase. Under certain circumstances, if the stockholder actually or constructively still owns shares of Affinity common stock after the conversion of shares into cash, the conversion may not be treated as a sale of stock by that stockholder for tax purposes but rather as a corporate distribution. A stockholder may constructively own stock for tax purposes because, among other reasons, stock may be owned by certain family members or affiliated entities or the stockholder may retain warrants in Affinity. If the conversion does not qualify as a sale for federal tax purposes but instead is treated as a corporate distribution, then the receipt of cash in the conversion will be treated (i) as a dividend to the extent of Affinity’s earnings and profits, (ii) as a reduction of basis in the shares for any excess and (iii) to the extent of any excess over basis, gain from the sale or exchange of shares. Affinity stockholders who do not exercise their conversion rights will continue to hold their shares of Affinity common stock and as a result will not recognize any gain or loss from the Merger.

Advisory Agreement

On January 3, 2007 we engaged Maxim to render financial advisory and investment banking services relative to the Merger and one additional potential acquisition being considered by us at that time. Pursuant to such agreement, Maxim was entitled to receive fees of $150,000 in cash and stock valued at $150,000 based upon the volume weighted average price of the common stock of Affinity for the 10 days preceding the agreement, only upon consummation of a business combination with Hotels or with the other potential acquisition being considered by us at that time. On January 9, 2008, we signed an amendment to the financial advisory and investment banking services agreement with Maxim, pursuant to which Maxim agreed to reduce its cash fee to $100,000 and the stock it will receive upon consummation to stock valued at $100,000.

On July 2, 2007 we signed an agreement with PFK Development Group (“PFK”) acknowledging and re-confirming an oral agreement made on or about April 5, 2007. PFK, who, as a non-exclusive independent consultant has agreed to assist the Company with identifying potential acquisition candidates. The PFK agreement has a term of one year and may be terminated in writing without notice or cause by either party at any time. PFK will be entitled to a success fee for candidates introduced to the Company prior to the end of the engagement if during the term of the agreement or within one year after the expiration or termination of the agreement the Company consummates a business combination transaction with the candidate. The success fee is 5% of that portion of the purchase price up to $1,000,000 plus 4% of that portion of the purchase price between $1,000,001 and $2,000,000, plus 3% of that portion of the purchase price between $2,000,001 and $3,000,000, plus 2% of that portion of the purchase price between $3,000,001 and $4,000,000, plus 1% of that portion of the purchase price exceeding $4,000,000. Upon the consummation of the proposed merger with Hotels, we will be obligated to pay a success fee to PFK Development Group.

Opinion of Ladenburg Thalmann & Co., Inc.

Fairness Opinion

Based on the original agreement, Ladenburg made a presentation to our board of directors on October 23, 2007 and subsequently delivered its written opinion to the board of directors. In connection with the revised agreement, Ladenburg withdrew its fairness opinion dated October 23, 2007, and on January 29, 2008 made a new presentation to our board and presented its opinion that stated that, as of January 29, 2008, based upon and subject to the assumptions made, matters considered, and limitations on Ladenburg’s review as set forth in the opinion, (i) the Consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Hotels is at least equal to 80% of our net assets. The amount of the Consideration was determined pursuant to negotiations between us, Hotels and each of our respective financial advisors and not pursuant to recommendations of Ladenburg. The full text of the written opinion of Ladenburg is attached as Annex C and is incorporated by reference into this proxy statement.

You are urged to read the Ladenburg opinion carefully and in its entirety for a description of the assumptions made, matters considered, procedures followed and limitations on the review undertaken by Ladenburg in rendering its opinion. The summary of the Ladenburg opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

The Ladenburg opinion is for the use and benefit of our board of directors in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to you as to how you should vote or proceed with respect to the Merger. Ladenburg was not requested to opine as to, and its opinion does not in any manner address, the relative merits of the Merger as compared to any alternative business strategy that might exist for us, our underlying business decision to proceed with or effect the Merger, and other alternatives to the Merger that might exist for us. Ladenburg does not express any opinion as to the underlying valuation or future performance of our Company or Hotels or the price at which our securities might trade at any time in the future.

In arriving at its opinion, Ladenburg took into account an assessment of general economic, market and financial conditions, as well as its experience in connection with similar transactions and securities valuations generally. In so doing, among other things, Ladenburg:

•	Reviewed the Agreement.
•
Reviewed publicly available financial information and other data with respect to us that was deemed relevant, including our Annual Report on Form 10-KSB for the year ended December 31, 2006, our Quarterly Report on Form 10-QSB for the nine months ended September 30, 2007, and our Registration Statement on Form S-1 filed September 30, 2005 and amendments thereto, and the Proxy Statement on Form Schedule 14A filed November 13, 2007.

•
Reviewed non-public information and other data with respect to Hotels, including audited financial statements for the three years ended December 31, 2006, preliminary financial statements for the year ended December 31, 2007, financial projections for the two years ending December 31, 2009, and other internal financial information and management reports.

•	Reviewed and analyzed the Merger’s pro forma impact on our securities outstanding and stockholder ownership.
•	Considered the historical financial results and present financial condition of our Company.
•	Reviewed and compared the trading of, and the trading market for our common stock and units.
•	Reviewed and analyzed the indicated value of the Consideration.
•	Reviewed and analyzed Hotels’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to Hotels.
•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of Hotels.
•	Reviewed and compared our net asset value to the indicated enterprise value range of Hotels.
•
Reviewed and discussed with representatives of our Company and Hotels management certain financial and operating information furnished by them, including financial projections and analyses with respect to Hotels’ business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at its opinion, Ladenburg relied upon and assumed the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to Ladenburg without assuming any responsibility for any independent verification of any such information. Further, Ladenburg relied upon the assurances of our Company and Hotels’s management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, Ladenburg assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which it could make an analysis and form an opinion. The projections were solely used in connection with the rendering of Ladenburg's fairness opinion. Investors should not place reliance upon such projections, as they are not necessarily an indication of what our revenues and profit margins will be in the future. The projections were prepared by Hotels management and are not to be interpreted as projections of future performance (or “guidance”) by our Company. Ladenburg did not evaluate the solvency or fair value of our Company or Hotels under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. Ladenburg did not make a physical inspection of the properties and facilities of Hotels and did not make or obtain any evaluations or appraisals of Hotels assets or liabilities (contingent or otherwise). In addition, Ladenburg did not attempt to confirm whether Hotels had good title to its assets.

Ladenburg assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. Ladenburg assumes that the Merger will be consummated substantially in accordance with the terms set forth in the Agreement, without any further amendments thereto, and that any amendments, revisions or waivers thereto will not be detrimental to our stockholders.

Ladenburg’s analysis and opinion are necessarily based upon market, economic and other conditions, as they existed on, and could be evaluated as of, January 29, 2008. Accordingly, although subsequent developments may affect its opinion, Ladenburg has not assumed any obligation to update, review or reaffirm its opinion.

In connection with rendering its opinion, Ladenburg performed certain financial, comparative and other analyses as summarized below. Each of the analyses conducted by Ladenburg was carried out to provide a different perspective on the Merger and to enhance the total mix of information available. Ladenburg did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Consideration to our stockholders. Further, the summary of Ladenburg’s analyses described below is not a complete description of the analyses underlying Ladenburg’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Ladenburg made qualitative judgments as to the relevance of each analysis and factors that it considered. In addition, Ladenburg may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Ladenburg’s view of the value of Hotels’ assets. The estimates contained in Ladenburg’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets neither purports to be appraisals nor do they necessarily reflect the prices at which businesses or assets may actually be sold. Accordingly, Ladenburg’s analyses and estimates are inherently subject to substantial uncertainty. Ladenburg believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete and misleading view of the process underlying the analyses performed by Ladenburg in connection with the preparation of its opinion.

The summaries of the financial reviews and analyses include information presented in tabular format. In order to fully understand Ladenburg’s financial reviews and analyses, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Ladenburg.

The analyses performed were prepared solely as part of Ladenburg’s analysis of the fairness, from a financial point of view, of the Consideration to our stockholders, and were provided to our board of directors in connection with the delivery of Ladenburg’s opinion. The opinion of Ladenburg was just one of the many factors taken into account by our board of directors in making its determination to approve the Merger, including those described elsewhere in this proxy statement.

Stock Performance Review

Ladenburg reviewed the daily closing market price and trading volume of our common stock from June 27, 2006 (the first day of trading for our common stock), to July 24, 2007 (the date prior to the announcement of the Merger). Ladenburg noted that our common stock traded between $5.25 and $5.73 over the period, with a mean stock price of $5.55.

Consideration Analysis

Ladenburg noted that the initial or “Minimum Consideration” included $16.0 million in cash and approximately 2.456 million shares of our common stock. Based on the price of our common stock as of January 24, 2008 of $5.76, the total indicated value of the Minimum Consideration was approximately $30.1 million.

Ladenburg also noted that in addition to the Minimum Consideration, up to 1.5 million earn-out shares of our common stock will be issued to the Hotel stockholders upon achievement of certain net income targets. Based on the price of our common stock as of January 24, 2008 of $5.76, the total indicated value of the Minimum Consideration plus the earn-out shares (the “Maximum Consideration”) was approximately $38.7 million.

Valuation Overview

Ladenburg generated an indicated valuation range for Hotels based on a discounted cash flow analysis, a comparable company analysis and a comparable transaction analysis each as more fully discussed below. Ladenburg weighted the three approaches equally and arrived at an indicated enterprise value range of approximately $30.5 million and approximately $36.4 million, and an equity value range of approximately $35.0 million and approximately $40.9 million (after taking into account net cash of approximately $4.5 million). Ladenburg noted that the indicated value of the Minimum Consideration was below Hotels’ indicated equity value range and the indicated value of the Maximum Consideration was within Hotel’s indicated equity value range.

Discounted Cash Flow Analysis

A discounted cash flow analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

While the discounted cash flow analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

Ladenburg utilized the forecasts provided by Hotels management, which project continued future growth in revenues from FY2006 to FY2009 from approximately $20.8 million to $33.9 million, respectively. This represents a compound average growth rate or CAGR of approximately 17.7% over the period. The growth in revenue relates to additional growth in sales from existing hotel contracts through further expansion across hotel chains and rooms resulting in greater awareness of their websites, catalogs and products.

The projections also project an improvement in EBITDA from FY2006 to FY2009 from approximately $2.7 million to $4.6 million, respectively. This represents an improvement in Hotels’ EBITDA margin from 12.9% to 13.5% and a compound annual growth rate or CAGR of 19.4%. For purposes of Ladenburg’s analyses, “EBITDA” means earnings before interest, taxes, depreciation and amortization, as adjusted for add-backs for on-time unusual charges, non-recurring items, and public company expenses.

In order to arrive at a present value, Ladenburg utilized discount rates ranging from 17.0% to 19.0%. This was based on an estimated weighted average cost of capital of 18.0% (based on Hotels’ estimated weighted average cost of debt of 9.0% and 19.2% estimated cost of equity). The cost of equity calculation was derived utilizing the Ibbotson build up method utilizing appropriate equity risk, industry risk and size premiums and a company specific risk discount factor, reflecting Hotels’ strong competitive position within its market niche, and low working capital requirements.

Ladenburg presented a range of terminal values at the end of the forecast period by applying a range of terminal exit multiples based on EBITDA as well as long term perpetual growth rates.

Utilizing terminal EBITDA multiples of between 9.5x and 10.5x and long term perpetual growth rates of between 9.0% and 10.0%, Ladenburg calculated a range of indicated enterprise values and then added net cash of approximately $4.5 million to derive an indicated equity value range of approximately $34.2 million to approximately $41.5 million. For purposes of Ladenburg’s analyses, “enterprise value” means equity value plus all interest-bearing debt less cash.

Comparable Company Analysis

A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to Hotels with respect to business and revenue model, operating sector, size and target customer base.

Ladenburg identified the following six companies that it deemed comparable to Hotels with respect to their industry sector and operating model. All of the comparable companies were Internet Retailers that either sold related products to Hotels or had similar growth and margin characteristics to Hotels. The companies include:

GSI Commerce, Inc.
Gaiam, Inc.
PetMed Express, Inc.
ValueVision Media, Inc.
Design Within Reach, Inc.
RedEnvelope, Inc.

All of the comparable companies are larger than Hotels in terms of revenue, with latest twelve months, or LTM revenue ranging from approximately $119.3 million to approximately $780.2 million, compared with approximately $24.9 million for Hotels.

Ladenburg noted the following with respect to the comparable companies:

•
For the LTM period, Hotels is more profitable than all but one of the comparable companies with an EBITDA margin of approximately 12.8% compared with a mean of 5.1% for the comparable companies. PetMed Express was the only company which generated a higher EBITDA margin (15.5% over the LTM period).

•
Hotels requires less working capital compared to the comparable companies with total working capital as a percentage of revenue at 8.2%, compared with a mean of 22.6% for the comparable companies. This is due to Hotels’ business model that allows it to operate with less inventory and receivables.

•
With respect to future projected revenue and EBITDA growth, Hotels is expected to have revenue growth higher than the mean of the comparable companies and EBITDA growth lower than the mean of the comparable companies.

•	GSI Commerce was the most comparable to Hotels with respect to its business model, however generated lower EBITDA margins and had higher projected EBITDA growth compared to Hotels.

Multiples utilizing enterprise value was used in the analyses. For comparison purposes, all operating profits including EBITDA were normalized to exclude unusual and extraordinary expenses and income.

Ladenburg generated a number of multiples worth noting with respect to the comparable companies:

Enterprise Value Multiple of	Mean	Median	High	Low
LTM revenue	0.84x	0.68x	1.92x	0.19x
LTM EBITDA	14.7x	13.7x	22.0x	9.0x
2007 EBITDA	15.3x	14.9x	22.1x	8.8x
2008 EBITDA	9.7x	8.5x	16.3x	5.4x
2009 EBITDA	7.5x	7.5x	7.8x	7.1x

Ladenburg also reviewed the historical multiples generated for the comparable companies, and noted that the mean enterprise value to LTM EBITDA multiple over the last five years was approximately 16.6 times.

Ladenburg selected an appropriate multiple range for Hotels by examining the range indicated by the comparable companies and taking into account certain positive company-specific factors including Hotels’ market share within the Hospitality Industry and lower working capital requirements, and certain negative company-specific factors including its smaller size, lower projected EBITDA growth and small market niche (relative to the comparable companies).

Based on the above factors, Ladenburg selected multiples below the mean of the comparable companies as follows:

8.5x to 10.5x 2007 EBITDA
7.5x to 8.5x 2008 EBITDA
6.5x to 7.5x 2009 EBITDA

and calculated a range of enterprise values for Hotels by weighting the above indications equally and then adding net cash of approximately $4.5 million to derive an indicated equity value range of approximately $32.9 million to approximately $37.8 million.

None of the comparable companies have characteristics identical to Hotels. An analysis of publicly traded comparable companies is not mathematical; rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading of the comparable companies.

Comparable Transaction Analysis

A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to Hotels. The comparable transaction analysis generally provides the widest range of value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

Ladenburg analyzed two groups of comparable transactions for which detailed financial information was available:
•
Internet Retailers - Ladenburg located 11 transactions announced since January 2003 involving target companies whose primary business is the sale of goods over the Internet and/or catalogs, and for which detailed financial information was available.

•
Internet Direct Marketers - Ladenburg located 6 transactions announced since January 2003 involving target companies whose primary business is the provision of services and software that enable businesses to launch and improve their web presence.

Internet Retailers
Target	Acquiror

Hanover Direct, Inc.	Chelsey Capital
The Sportman’s Guide, Inc.	Redcats USA, Inc.
Provide Commerce, Inc.	Liberty Media Corp.
SkyMall, Inc.	Spire Capital, Greenspan Media
GT Brands, LLC	Gaiam, Inc.
Vermont Teddy Bear Co	The Mustang Group LLC
Internetfitness.com, Inc.	NewSpring Capital & Others
Cornerstone Brands, Inc.	IAC/InterActive Corp
Walter Drake, Inc.	Blyth, Inc.
FTD Group, Inc.	Green Equity Investors
Lillian Vernon Corporation	Ripplewood Holdings

Internet Direct Marketers

Target	Acquiror

e-Dialog, Inc.	GSI Commerce, Inc.
Accretive Commerce, Inc.	GSI Commerce, Inc.
Web.com, Inc.	Website Pros, Inc.
1ShoppingCart.com Corp.	Website Pros, Inc.
Blue Martini Software, Inc.	Ecometry Corporation
Modem Media, Inc.	Digitas, Inc.

Based on the information disclosed with respect to the targets in the each of the comparable transactions, Ladenburg calculated and compared the enterprise values as a multiple of LTM revenue and LTM EBITDA.

Ladenburg noted the following with respect to the multiples generated for the Internet Retailers:

Multiple of enterprise value to	Mean	Median	High	Low
LTM revenue	0.90x	0.80x	2.27x	0.17x
LTM EBITDA	12.5x	11.8x	21.3x	5.8x

Ladenburg noted the following with respect to the multiples generated for the Internet Direct Marketers:

Multiple of enterprise value to	Mean	Median	High	Low
LTM revenue	2.38x	2.37x	4.66x	1.09x
LTM EBITDA	18.0x	15.8x	24.3x	14.0x

Ladenburg expects Hotels to be valued at multiples between the Internet Retailers and the Internet Direct Marketers after taking into account their higher EBITDA margins relative to the Internet Retailers, small size, market niche and future growth opportunities.

Based on the above factors, Ladenburg applied the following multiples to the respective statistics:

•	1.40x to 1.60x LTM revenue

•	10.0x to 12.0x LTM EBITDA

and calculated a range of enterprise values for Hotels by weighting the above indications equally and then adding net cash of approximately $4.5 million to derive an indicated equity value range of approximately $37.8 million to approximately $43.5 million.

None of the target companies in the comparable transactions have characteristics identical to Hotels. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the comparable transactions and other factors that could affect the respective acquisition values.

80% Test

Our initial business combination must be with a target business whose fair market value is at least equal to 80% of our net assets at the time of such acquisition.

Ladenburg reviewed and estimated our net assets based on our stockholders’ equity as of September 30, 2007 and compared that to Hotels’ indicated range of enterprise value. Ladenburg noted that the fair market value of Hotels exceeds 80% of our net asset value.

Based on the information and analyses set forth above, Ladenburg delivered its written opinion to our board of directors, which stated that, as of January 29, 2007, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, (i) the Consideration is fair, from a financial point of view, to our stockholders, and (ii) the fair market value of Hotels is at least equal to 80% of our net assets. Ladenburg is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, corporate restructurings, private placements, and for other purposes. We determined to use the services of Ladenburg because it is a recognized investment banking firm that has substantial experience in similar matters. Ladenburg has received a fee in connection with the preparation and issuance of its opinion and will be reimbursed for its reasonable out-of-pocket expenses, including attorneys’ fees. In addition, we have agreed to indemnify Ladenburg for certain liabilities that may arise out of the rendering of its opinion. Further, Ladenburg previously provided a fairness opinion to our Company regarding the original agreement and has never provided any services to Hotels. Pursuant to our policies and procedures, this opinion was not required to be, and was not, approved or issued by a fairness committee.

In the ordinary course of business, Ladenburg, certain of Ladenburg’s affiliates, as well as investment funds in which Ladenburg or its affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, our Company, any other party that may be involved in the Merger and their respective affiliates.

PROPOSAL 2 - AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION CONCERNING AN
INCREASE IN AUTHORIZATION TO ISSUE COMMON STOCK

                    Our Board of Directors has determined that it is advisable to amend our Amended and Restated Certificate of Incorporation to increase the number of shares we are authorized to issue from 16,000,000 to 30,000,000.

The form of Amendment to the Amended and Restated Certificate of Incorporation is attached to this Proxy Statement as Annex D.

Reasons For This Change To Our Common Stock

               Our certificate of incorporation authorizes the issuance of up to 15,000,000 shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share. As of the date of this Preliminary Proxy Statement, there are 4,162,500 shares of common stock issued and outstanding. In addition, 2,456,571 shares of common stock will be issued pursuant to the Merger and up to an additional 500,000 shares per year, or an aggregate of 1,500,000 shares of common stock, will be issued to the Hotels Stockholders if Hotels achieves certain net earnings targets for each of the fiscal years ending December 31, 2008, 2009 and 2010. As of the date of this Preliminary Proxy Statement, there are 4,012,500 authorized but unissued shares of our common stock available for issuance (after appropriate reservation for the issuance of shares upon full exercise of our outstanding warrants) and all of the 1,000,000 shares of preferred stock available for issuance. Such authorized but unissued number does not account for the issuance of securities underlying the underwriter’s purchase option or the incentive warrants held by certain of our officers and directors. Our Board of Directors believes that the authorized number of shares of common stock must be increased to allow for a sufficient number of shares of common stock for potential issuances of common stock in connection with the exercise of our outstanding warrants, and the exercise of the unit purchase option issued to Maxim Group LLC in connection with our IPO. In addition, our Board of Directors believes that the authorized number of shares should be increased to provide additional shares available for issuance for potential acquisitions or other potential transactions requiring us to issue shares of common stock, either directly or through securities convertible into shares of common stock, without having to incur the delay and expense incident to holding a special meeting of stockholders to approve an increase in authorized common stock at such time, and for use in the 2007 Stock Incentive Plan, if required.

                    Except as set forth  above, we have no specific  plans with regard to the use of the authorized but unissued shares.

If this proposal is approved by the stockholders, Article FOURTH will read in its entirety as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 30,000,000 of which 29,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

General Effect Of The Increase In Our Authorization To Issue Common Stock

                    Stockholders  will  not  realize  any  dilution  in  their  percentage  of ownership or  their  voting  rights  as a  result  of  increasing  our  authorization  to issue common stock but will experience  dilution to the extent that  shares are issued as  described  above if the  authorization  increase  is approved.

                    Issuances of significant  numbers of additional shares of our common stock in the future (i) will dilute  stockholders’  percentage  ownership  and, (ii) if such shares are issued at prices  below what current  stockholders  paid for their  shares,  may  dilute the value of current  stockholders’  shares.  In addition, our board of directors could issue large blocks of our common stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

                    The affirmative vote of at least a majority of the shares of our issued and outstanding common stock is necessary for approval of Proposal No. 2.

                The board of directors recommends that you vote FOR this proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of shares we are authorized to issue from 16,000,000 to 30,000,000.

PROPOSAL 3

THE INCENTIVE PLAN PROPOSAL

Background

Affinity’s 2007 Long-Term Incentive Plan has been approved by Affinity’s Board of Directors subject to approval and consummation of the Merger and further subject to the approval of our stockholders. The approval of the Merger Proposal and the consummation of the Merger are conditions to the effectiveness of the Incentive Plan Proposal, assuming such proposals are approved by the stockholders. If the Merger Proposal is not approved and/or the Merger is not consummated, the Incentive Plan will not be adopted.

The purposes of our Incentive Plan are to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in us.

We may grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock awards and performance bonuses, or collectively, awards, to our officers and key employees, and those of our subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in our Incentive Plan. No options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, a copy of which is attached to this proxy statement as Annex E.

Stock Subject to the 2007 Incentive Plan

We have reserved a maximum of 1,400,000 shares of our authorized common stock for issuance upon the exercise of awards to be granted pursuant to our Incentive Plan. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding common stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of shares of our common stock which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under our Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration

Our Board will establish a compensation committee that, among other duties, will administer the Incentive Plan. The compensation committee will be composed of three members of the Board, a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors. Members of our compensation committee will serve at the pleasure of our Board. In connection with the administration of our Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of our directors, will:

• determine which employees and other persons will be granted awards under our Incentive Plan;

• grant the awards to those selected to participate;

• determine the exercise price for options; and

•  prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:
• which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;

• the terms of proposed grants of awards to those selected by our Board of Directors to participate;
• the exercise price for options; and
• any limitations, restrictions and conditions upon any awards.

In addition, the compensation committee will:

• interpret our Incentive Plan; and

• make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock. Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board of Directors or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board of Directors or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in shares of common stock will be based upon the fair market value of the common stock on the payment date.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The Incentive Plan provides for the acceleration of any unvested portion of any outstanding awards under the Incentive Plan upon a change of control event unless the terms of a particular award state otherwise.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board of Directors or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board of Directors or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board of Directors or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board of Directors or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

Our Board may amend our Incentive Plan at any time. However, without stockholder approval, our Incentive Plan may not be amended in a manner that would:

•  increase the number of shares that may be issued under our Incentive Plan;
•  materially modify the requirements for eligibility for participation in our Incentive Plan;
• materially increase the benefits to participants provided by our Incentive Plan; or
• otherwise disqualify our Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under our Incentive Plan may not be impaired or affected by any amendment of our Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in common stock. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares of common stock upon exercise may reduce basic earnings per share, as more shares of our common stock would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of our common stock on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock Award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Performance Units and Performance Bonuses. A participant realizes no taxable income and we are not entitled to a deduction when performance units or performance bonuses are awarded. When the performance units or performance bonuses vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Required Vote

Approval of our Incentive Plan will require the affirmative vote of the holders of a majority of the shares of Affinity common stock represented in person or by proxy and entitled to vote at the Special Meeting. Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

PROPOSAL 4A and 4B

DIRECTOR PROPOSALS

Affinity’s board of directors is currently divided into two classes, each of which generally serves for a term of two years, with only one class of directors being elected in each year. Assuming approval of the Merger, Affinity’s board of directors will no longer be classified. As a result, five directors will be elected at the special meeting to hold office for a term expiring at the next annual meeting of stockholders. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

Messrs. Peter Engel, Howard Cohl and Michael Ware and Mrs. Robin Ware and ______________ have been nominated as candidates for election. The election of the foregoing as directors is conditional upon the approval of the Merger Proposal, however there is no continuing obligation for them to remain as directors following the Merger. There are not now, nor have there ever been, any other arrangements, agreements or understandings regarding the selection and nomination of Affinity’s directors. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

In the event the Merger is approved, then the Board of Directors of Affinity will no longer be classified into two classes and, at the consummation of the Merger and assuming the election of the individuals set forth below, the board of directors of Affinity will be as follows:

Name	Age	Position

Peter Engel	72	Chairman of the Board

Robin Ware	53	Chief Operating Officer and Director

Michael Ware	56	Director

Howard Cohl	45	Director

[___________]	__	Director

In the event that the Merger is not approved, then according to Affinity’s Amended and Restated Certificate of Incorporation, the term of office of the first class of directors, consisting of Michael Arthur and Marc E. Jaffe, expires at this meeting. In this case, Messrs. Michael Arthur and Marc E. Jaffe have been nominated as candidates for election. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees in the event the Merger is not approved. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

In the event that the Merger is not approved and assuming the election of Michael Arthur and Marc E. Jaffe, the board of directors and management positions of Affinity will be as follows:

Name	Age	Position

Peter Engel	72	Chairman of the Board, Chief Executive Officer and Treasurer
Howard Cohl	45	President, Secretary and Director
Peter Dombrowski	67	Chief Operating Officer and Director
Michael Arthur	69	Director
Marc E. Jaffe	56	Director

Information about Nominees

Peter Engel. Mr. Engel has been our chairman, chief executive officer and treasurer since inception in August 2005. Mr. Engel has been involved with the publishing industry since his first book, The Overachievers, was published by St. Martins Press in 1976. Since 1998, Mr. Engel has concentrated on building entrepreneurial enterprises, some of them in the publishing arena. Currently, Mr. Engel serves as chairman of Silverback Books, Inc., an independent, privately-held publisher of lifestyle and cooking books, a position he has held since 2003. From 1998 to 2000 he was the president of the audio book division of NewStar Media, Inc. (formerly a Nasdaq company). From 1992 to 1998 he was the president and CEO of Affinity Communications Corp., a West Coast publishing and book concept developer whose books were published by many major publishers including Crown, Harper Collins, Little Brown, McGraw Hill, Penguin, Pocket, Putnam, Random House, Regnery, St. Martins Press, Simon & Schuster and Viking. In 1980, Mr. Engel founded and became the president and CEO of The American Consulting Corporation (“ACC”), a marketing services firm. ACC’s clients included both magazines such as Parade in the United States and Woman Magazine in Great Britain, and many marketers such as Campbell Soup, Carter-Wallace, Coors, Citicorp, Clorox, Dunkin’ Donuts, Frito-Lay, Gillette, Johnson and Johnson, Kraft, Mattel, Nestle, Nike, Ocean Spray, PepsiCo, Quaker, and Seagram as well as over forty other companies. Among other initiatives, ACC proposed various publishing concepts to its clients. Mr. Engel took ACC public in 1987 and sold it in 1988. From 1971 to 1980, Mr. Engel was a senior executive at Colgate-Palmolive, where he was Vice President Latin America and Canada, and Vice President of Marketing Services, eventually rising to Group Vice President, Cosmetics and Beauty Accessories Division and President and CEO of Helena Rubinstein. In this capacity, Mr. Engel orchestrated the publication of the Helena Rubinstein Library of Beauty. From 1968 to 1970, he was CEO of Candy Corporation of America (“CCA”) and its public parent, Lehigh Coal and Navigation. At CCA, he led the roll up of several candy companies (including such brands as Bonomo’s Turkish Taffy, Mason Mints, Mason Dots, and Cella’s Cherries) to form an integrated candy group. From 1966 to 1968, Mr. Engel was General Manager, General Products Division, Philip Morris, where he was responsible for non-tobacco products including: Personna razor blades, an industrial blades business, Burma Shave, Clark Chewing Gum, and the launch of Kit-Kat candy bars. Mr. Engel began his career in 1956 at Procter & Gamble, rising to Tide brand manager in Canada. He was then promoted to become one of the team of executives that opened P&G Germany. In 1964, Mr. Engel was moved to P&G’s Cincinnati headquarters. Mr. Engel is a former Associate Professor at the University of Southern California entrepreneurial program. Under his own name, he is the author of three novels (High Gloss, A Controlling Interest, and Tender Offers), five business books (The Overachievers, What’s Your Exit Strategy, The Exceptional Individual, Scam, and The SOHO Desk Reference, a Practical Guide for Entrepreneurs, ed.), and several gift books. In addition, he has ghost-written a number of books on alternative health and other issues. Mr. Engel has also been granted patents covering cosmetics, health related products, promotional concepts, and an Internet concept. He holds a B.Com from McGill University in Montreal, and has completed the course work, but not the dissertation, for a PhD in history at New York’s Columbia University.

 Howard Cohl. Mr. Cohl has been our president, secretary and a director since inception in August 2005. He has over 15 years experience in lifestyle marketing, publishing, and licensing. Mr. Cohl is the president of Silverback Books, Inc., a San Francisco and Los Angeles-based cookbook publisher founded in 1999. Mr. Cohl has led Silverback Book’s expansion into more branded publishing programs with the likes of Betty Crocker, HEB, ZonePerfect, Nestle and others. Prior to joining Silverback Books, Mr. Cohl founded Cohl Media, a boutique marketing company and consultancy that developed publishing, licensing, sponsorship and distribution programs with Seagram’s, Twentieth Century Fox, Broadway Television Network, Clark Retail, and others. From 1998 until 2000, Mr. Cohl was the executive vice president of publishing and internet services at NewStar Media Inc. (formerly a Nasdaq-listed company), where he oversaw the marketing and sales of Newstar’s audio book business. From 1993 until 1998, Mr. Cohl was the senior vice president of Affinity Communications Corp., a West Coast book publishing concept developer whose books were published by many major publishers including Crown, Harper Collins, Little Brown, McGraw Hill, Penguin, Pocket, Putnam, Random House, Regnery, St. Martins Press, Simon & Schuster and Viking. Corporate brands with whom publishing projects were developed included Burger King, Seagrams, Playskool, Office Depot, Van Heusen, Business Week, Freeman Cosmetics, Toys R Us, and the  Friars Club. The company also developed a variety of alternative health information properties, including The Arthritis Cure which became a New York Times #1 non-fiction bestseller. From 1992 until 1993, Mr. Cohl was an associate and then partner at Crossroads Marketing Group, a Mountain View, California entertainment and sports marketing consultancy. Mr. Cohl began his career in 1987 as a practicing lawyer with Coblentz, Cahen, McCabe & Breyer in San Francisco. He received his B.A. in Political Science from the University of Wisconsin-Madison, and his J.D. with Honors from the University of San Francisco School of Law. Mr. Cohl is a member of the State Bar of California, the author of three published books, and a former part-time lecturer at the University of Southern California Marshall School of Business.

Peter Dombrowski. Mr. Dombrowski has been our chief operating officer and a director since inception in August 2005. He is the publisher and CEO of Silverback Books, Inc., a San Francisco and Los Angeles-based cookbook publisher he founded in 1999. From 1996 to 1999, Mr. Dombrowski was the general manager of Bristol Publishing, a publisher of cookbooks based in northern California. From 1993 to 1996, Mr. Dombrowski was the Vice President of Sales for Affinity Communications Corp. From 1983 to 1993, Mr. Dombrowski was president and chief executive officer of Neal’s Plant Exchange. Prior to 1983, Mr. Dombrowski held a number of senior level positions overseas with major multinational corporations including: From 1975 to 1983, he served as President Directeur General (Chairman of the Board and President) of DAGBAR S.A, a French subsidiary of Lawry’s Foods; managing director of Lawry’s Foods Europe from 1975 to 1983; and assistant vice president of marketing for the consumer products group of W.R. Grace & Co. headquartered in Paris from 1965 to 1975. Mr. Dombrowski holds an MBA in Foreign Trade from Thunderbird, the graduate School of International Management and a BA in Economics from San Francisco State University.

Michael Arthur. Mr. Arthur has been one of our directors since inception in August 2005. He has headed Michael Arthur & Associates, a consulting, interim management and private equity firm specializing in turnarounds, restructurings, mergers and acquisitions, business development and strategic planning since 1990. As a firm principal, Mr. Arthur served as interim chief executive officer and a board member during the turnaround and subsequent sale of California Federal Bank; was advisor to the Franchisee Committee of Long John Silver’s Restaurants in bankruptcy; was advisor to the Equity Committee during the turnaround of Sizzler Restaurants; and served as CEO to restructure and revitalize a national sales promotion and fulfillment firm whose clients included Sam’s Club and K-Mart. Mr. Arthur currently serves as a board member, audit committee chairman and “financial expert” for New World Restaurant Group, Inc., the parent company of four popular bagel chains (Einstein Bros. Bagels, Noah’s New York Bagels, Manhattan Bagel, and Chesapeake Bagel Bakery). Prior to 1990, Mr. Arthur served as executive vice president and chief financial officer of Sizzler Restaurants; executive vice president and chief financial officer of Pinkerton Security; vice president of marketing for Mattel Toys; vice president at D’Arcy, Masius, Benton & Bowles Advertising and as assistant and associate brand manager at Procter and Gamble. Mr. Arthur attended Johns Hopkins University and the Wharton Graduate School of Business.

Marc E. Jaffe. Mr. Jaffe has been one of our directors since inception in August 2005. He has more than 26 years of general management experience in publishing, both in traditional print media, and in all forms of contemporary electronic formats. From May 2006 to the present, he has been the Chief Executive Officer of PixFusion LLC, the leading publisher of children’s audio and photo-personalized animated videos incorporating high profile brand characters such as Dora the Explorer, Spider-Man and Care Bears. From April 2004 to May 2006, Mr Jaffe has served as an adviser and consultant to a range of media and technology companies, among them Waterfront Media Inc., Pixfusion LLC, Mikoh Corp. and Red Jam Media, Inc. From January 2001 through March 2004, he was the senior vice president and a member of the executive management committee of Rodale Inc., a leading privately-held publisher of books and magazines on healthy, active lifestyles. At Rodale, he was responsible for, among other matters, its domestic trade book business as well as its licensing business. He oversaw one of its editorial groups as well as certain publishing joint ventures and Rodale’s first film deal. Mr. Jaffe also has international publishing experience. Upon joining Rodale in January 2001, he launched its international trade book publishing effort and was also elected to the board of directors of Men’s Health Italy, Rodale’s international magazine joint venture with Mondadori, one of Italy’s leading book and magazine publishers. As a publisher across many media, Mr. Jaffe was responsible for publishing the South Beach Diet books, Pete Rose’s My Prison Without Bars and a long list of other titles including software and video products with well-known brands such as Star Trek, JK Lasser, The Silver Palate, and Hugh Johnson. From 1998 through March 2001, Mr. Jaffe served as the non-executive chairman of Vizacom, a Nasdaq-listed Internet software publishing company. From 1991 to 2000, Mr. Jaffe founded and was president of Electronic Licensing Organization (“ELO”), a licensing agency dedicated to bringing together various forms of intellectual property with new media and interactive technologies. ELO’s client base included the book publisher, Bantam Doubleday Dell, as well as IBM and others. Earlier in his career, Mr. Jaffe served as executive vice-president of Franklin Electronic Publishers, Inc., an e-book publisher, and as president of the Software and Video Division of Simon & Schuster, then a Paramount company. Mr. Jaffe is a graduate of Columbia Law School and Columbia College.

Michael Ware. Michael Ware has over 25 years of experience in sales and marketing of various products to the lodging and hospitality industry. Mr. Ware is the co-founder, and since 2000, has served as chief executive officer and president of Hotels at Home, Inc. Mr. Ware co-founded Essential Amenities, Inc., a hotel amenity company, in April 1985. Essential Amenities was voted by Inc. Magazine in December 1990 as the 165th fastest growing Company in America. From 1979 to 1984 Mr. Ware was Vice President of Sales for Twincraft, Inc. a soap manufacturer and distributor of amenities to hotels. From 1973 to 1978, Mr. Ware served as the regional and then the national sales manager for Hewitt Soap, a subsidiary of Procter and Gamble where Mr. Ware pioneered the sales of private label and custom packaged soap bars to the hotel industry. Mr. Ware holds a Master's degree in Public Administration from Long Island University. Mr. Ware is the husband of Robin Ware.

Robin Ware. Ms. Ware is a co-founder and, since 2000, has served as chief operating officer of Hotels at Home, Inc. Ms. Ware is also the co-founder of Essential Amenities, Inc .   Ms. Ware received a Bachelor's degree, summa cum laude, from Long Island University and received a Master's degree in Communications from Queens College. Ms. Ware is the wife of Michael Ware.

At the effective time of the Merger, the board of directors and executive officers of Hotels , Affinity’s operating subsidiary, will be as follows:

Name	Age	Position
Michael Ware	56	Chief Executive Officer and Director
Robin Ware	53	Chief Operating Officer, and Director
Raymond Romano	56	Chief Financial Officer and Treasurer

Information About The Board Of Directors And Executive Officers Of Hotels, Affinity’s Operating Subsidiary

Information about Michael Ware and Robin Ware is included in “ Director Proposals — Information About Nominees ” ..

Raymond Romano. Mr. Romano has 22 years experience in marketing and sales to the lodging industry. Since 2000, Mr. Romano has served as chief financial officer of Hotels At Home, Inc. From May 1999 until February 2000, Mr. Romano served as senior vice president and chief financial officer of Solar Communications Group, Inc., an Internet portal company, offering its product to hotels via in-room personal computers. From 1990 to 1999, Mr. Romano was vice president and principal of Lodging Concepts, Inc., a hotel amenity company. From 1986 to 1990, Mr. Romano served as chief executive officer of Transpirator Technologies, Inc., a medical device research and development company. From 1979 to 1986, Mr. Romano was co-founder and executive vice president of Guest Supply, Inc., a distributor of hotel amenities and related supplies. From 1976 to 1980, Mr. Romano was vice president of finance for Dierckx Equipment Corp., a material handling equipment distributor. From 1972 to 1976, Mr. Romano was a supervisor of Touche Ross and Company. Mr. Romano is a certified public accountant and holds a Bachelor of Science degree in Accounting from St. Peters College.

Meetings and Committees of the Board of Directors of Affinity

During the fiscal year ended December 31, 2006, Affinity’s board of directors acted through meetings and through unanimous written consent two times. Although Affinity does not have any formal policy regarding director attendance at annual stockholder meetings, Affinity will attempt to schedule its annual meetings so that all of its directors can attend. In addition, Affinity expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

Independence of Directors

Our board of directors has determined that, if elected to the Board pursuant to Director Proposal 4A, _________, will be an “independent director” within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities and Exchange Act of 1934, as amended. In order for our common stock to be listed on Nasdaq or the American Stock Exchange, we would need to have a majority of the Board comprised of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, among others, to file reports of ownership and changes in ownership with the SEC. Our directors are also required to furnish us with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2006 to December 31, 2006 all Section 16(a) filing requirements applicable to our directors were complied with.

Audit Committee

If elected to the Board pursuant to Director Proposal A, _________, will be appointed to our audit committee. Mr. _______ will serve as the chairman of our audit committee and will be an independent member of our board of directors, as defined by the rules of the SEC. Our Board has determined that Mr. _______, who will act as the committee’s chairman, meets the SEC criteria of an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The audit committee will review the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee will recommend the firm selected to be our independent registered public accounting firm, reviews and will approve the scope of the annual audit, will review and evaluate with the independent public accounting firm our annual audit and annual consolidated financial statements, will review with management the status of internal accounting controls, will evaluate problem areas having a potential financial impact on us that may be brought to the committee’s attention by management, the independent registered public accounting firm or the board of directors, and will evaluate all of our public financial reporting documents.

Audit Committee Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage an independent accountant to render audit or permitted non-audit services, the engagement will be approved by the board of directors or audit committee.

Nominating Committee

Upon consummation of the Merger, the board of directors of Affinity will establish a nominating committee consisting of two directors who will each qualify as an independent director within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities and Exchange Act of 1934, as amended. The nominating committee will be responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others.The guidelines for selecting nominees, which will be specified in the nominating committee charter, will generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The nominating committee will evaluate each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee will not distinguish among nominees recommended by stockholders and other persons.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and the rules of the American Stock Exchange.

Compensation Committee Information

As no executive officer of Affinity has received any cash or non-cash compensation for services rendered to Affinity, a compensation committee was unnecessary. If after the consummation of the Merger, Affinity applies for listing on American Stock Exchange, the board of directors of Affinity will establish a compensation committee consisting of two directors who will each qualify as an independent director within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities and Exchange Act of 1934, as amended. The independent member will be Mr____________. The purpose of the compensation committee will be to review and approve compensation paid to Affinity’s officers and to administer the company’s equity compensation plans, including authority to make and modify awards under such plans.

Compensation Arrangements for Directors

Affinity directors do not currently receive any cash compensation for their service as members of the board of directors. Upon consummation of the Acquisition, non-employee directors of Affinity will receive varying levels of compensation for their services as directors based on their eligibility as members of Affinity’s audit and compensation committees. Affinity anticipates determining director compensation in accordance with industry practice and standards.

Executive Compensation

Affinity

No executive officer of Affinity has received any cash or non-cash compensation for services rendered to Affinity. Each executive officer has agreed not to take any compensation prior to the consummation of a business combination.

Compensation Discussion and Analysis

Overall, Affinity will seek to provide total compensation packages that are competitive in terms of potential value to its executives, and which are tailored to the unique characteristics and needs of Affinity within its industry in order to create an executive compensation program that will adequately reward its executives for their roles in creating value for Affinity stockholders. Affinity intends to be competitive with other similarly situated companies in its industry following completion of the Merger.  The compensation decisions regarding Affinity’s executives will be based on Affinity’s need to attract individuals with the skills necessary for Affinity to achieve its business plan, to reward those individuals fairly over time, and to retain those individuals who continue to perform at or above Affinity’s expectations.

It is anticipated that Affinity’s executives’ compensation will have three primary components - salary, cash incentive bonuses and stock-based awards. Affinity will view the three components of executive compensation as related but distinct. Although Affinity’s compensation committee will review total compensation, Affinity does not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. Affinity anticipates determining the appropriate level for each compensation component based in part, but not exclusively, on its view of internal equity and consistency, individual performance and other information deemed relevant and timely. Since Affinity’s compensation committee will not be formed until consummation of the Acquisition, Affinity has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation.

In addition to the guidance provided by its compensation committee, Affinity may utilize the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include subscriptions to executive compensation surveys and other databases.

Affinity’s compensation committee will be charged with performing an annual review of Affinity’s executive officers’ cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies.

Benchmarking of Cash and Equity Compensation

Affinity believes it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the media and entertainment industries. Affinity expects that the compensation committee will stay apprised of the cash and equity compensation practices of publicly held companies in the media and entertainment industries through the review of such companies’ public reports and through other resources. It is expected that any companies chosen for inclusion in any benchmarking group would have business characteristics comparable to Affinity, including revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of Affinity post-acquisition business and objectives that may be unique to Affinity, Affinity generally believes that gathering this information will be an important part of its compensation-related decision-making process.

Compensation Components

Base Salary. Generally, Affinity, working with the compensation committee, anticipates setting executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. Affinity will seek to maintain base salary amounts at or near the industry norms while avoiding paying amounts in excess of what Affinity believes is necessary to motivate executives to meet corporate goals. It is anticipated base salaries will generally be reviewed annually, subject to terms of employment agreements, and that the compensation committee and board will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

Annual Bonuses. Affinity intends to design and utilize cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. Near the beginning of each year, the board, upon the recommendation of the compensation committee and subject to any applicable employment agreements, will determine performance parameters for appropriate executives. At the end of each year, the board and compensation committee will determine the level of achievement for each corporate goal.

Affinity will structure cash incentive bonus compensation so that it is taxable to its employees at the time it becomes available to them. At this time, it is not anticipated that any executive officer’s annual cash compensation will exceed $1 million, and Affinity has accordingly not made any plans to qualify for any compensation deductions under Section 162(m) of the Internal Revenue Code.

Equity Awards. Affinity also will use stock options and other stock-based awards to reward long-term performance. Affinity believes that providing a meaningful portion of its executives’ total compensation package in stock options and other stock-based awards will align the incentives of its executives with the interests of Affinity’s shareholders and with Affinity’s long-term success. The compensation committee and board will develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to Affinity’s executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives.

Other Compensation. Affinity will establish and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans will be available to all salaried employees and will not discriminate in favor of executive officers. Affinity may extend other perquisites to its executives that are not available to our employees generally.

Required Vote

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. In the event the Merger Proposal is approved, then five directors have been nominated by the Board of Directors, four of which are incumbent directors to continue to serve as Directors. In the event the Merger Proposal is not approved, then two incumbent directors have been nominated by the Board of Directors to continue to serve as Directors. The Board of Directors recommends that Messrs. Engel, Cohl, Ware, Ms. Ware and ________ serve as Directors if the Merger Proposal is approved (Director Proposal 4A). The Board of Directors recommends that Messrs. Jaffe and Arthur serve as Directors if the Merger Proposal is not approved. Proxies received by the Company will be voted FOR the election of these five Directors if the Merger Proposal is approved and FOR the election of these two Directors if the Merger Proposal is not approved (Director Proposal 4B), unless marked to the contrary. A shareholder who desires to withhold voting of the proxy for all or one or more of the nominees may so indicate on the proxy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE ``FOR” THE ELECTION OF MESSRS. PETER ENGEL, HOWARD COHL, MICHAEL WARE, ROBIN WARE AND __________ IF THE MERGER IS APPROVED (DIRECTOR PROPOSAL 4A) AND “FOR” THE ELECTION OF MICHAEL ARTHUR AND MARC E. JAFFE AS CLASS A DIRECTORS IF THE MERGER IS NOT APPROVED (DIRECTOR PROPOSAL 4B).

PROPOSAL 5

THE ADJOURNMENT PROPOSAL

The adjournment proposal allows Affinity’s board of directors to submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the acquisition.

Consequences if Adjournment Proposal is not Approved

If an adjournment proposal is presented to the meeting and is not approved by the stockholders, Affinity’s board of directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the acquisition. In such event, Affinity will be required to liquidate.

Required Vote

Adoption of the adjournment proposal requires the affirmative vote of a majority of the issued and outstanding shares of Affinity’s common stock voting in person or by proxy at the meeting. If the merger proposal is approved and no more than 27.26% of the stockholders exercise their conversion rights, then there would be no need for the adjournment proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE ``FOR” THE APPROVAL OF AN ADJOURNMENT PROPOSAL.

HOTELS MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and the analysis of financial condition and results of operations in conjunction with Hotels at Home’s (“Hotels” or the “Company” and, together with Roth Associates Interactive, Inc. (“Roth”) and Hotels at Home S.A.S. (“SAS”), the “Companies”)) selected consolidated financial information and its consolidated financial statements and the related notes included elsewhere in this proxy statement. In addition to historical information, the following discussion and analysis includes forward looking information that involves risks, uncertainties, and assumptions. Hotels at Home’s actual results and the timing of events could differ materially from those anticipated in the forward looking statements as a result of many factors, including those discussed under “Risk Factors—Risks related to Hotels at Home’s Business and Industry” and elsewhere in this proxy statement. See “Forward Looking Statements.”

Executive Overview

We are a publisher of in-room retail catalogs, branded e-commerce websites and retail management services for luxury hotels and resorts worldwide. These services comprise an in-room merchandise catalog and website retail business operation that may include catalog and collateral design, website design, website hosting and management, catalog and collateral printing, promotion recommendations and execution, call center operations, customer service, product purchasing, inventory management, warehousing and fulfillment, return processing, drop ship management and logistics for large items, order entry, and the generation of financial and accounting statements.

We enter into fulfillment and retail program agreements with various hotels and hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel. The profit sharing provisions payable to the hotels is a percentage of the net receipts less all costs and expenses incurred with respect to the sales of the products. The agreements also specify certain discounted sales to be excluded from the profit sharing provisions which are subject to distribution to the hotels. These include sales to hotel employees and other approved discount sales programs.

Founded in 2000, we currently manage 39 different hotel programs representing approximately 2,000 hotel properties, comprising more than 500,000 rooms in substantially all the United States and 83 countries.

We derive most of our revenue from sales of product to guests of hotels through the placement of catalogs and turn-down cards in hotel rooms, as well as through customized online retail sites designed for each hotel partner. We offer products including beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items that customers first experience as guests in the hotel rooms of our hotel partners.

Each of our retail programs and each product within a program is custom designed for a specific hotel partner. The products offered by us are backed by the hotel partner’s brand name and are exclusively available only through that hotel partner’s programs. These custom-designed programs allow each hotel partner to emphasize and market to customers the unique high-quality furnishings and amenities that the customer enjoyed as a guest in the hotel partner’s hotel.

We expect that we will continue to grow our business by adding new hotel programs, including adding new brands under existing hotel partner contracts. In 2007, we signed 12 new contracts, one of which was under an existing hotel partner contract and 11 of which were with new hotel partners. Of the 12 contracts signed in 2007, seven of the programs have launched and the remaining five are expected to launch in the first quarter of 2008.

Financial Operations Overview

Hotels at Home’s financial condition and results of operations comparing the fiscal years ended December 31, 2006 and December 31, 2005, as well as the nine months ended September 30, 2007 and September 30, 2006. You should consider these components when reviewing Hotels at Home’s consolidated financial statements and this discussion. You should read this section together with Hotels at Home’s consolidated financial statements including the notes to those statements for the periods mentioned above.

Results of Operations—The Year Ended December 31, 2006 Compared to the Year Ended December 31, 2005

Revenues:

We derive most of our revenue from sales of product to guests of hotels through the placement of catalogs and turn-down cards in hotel rooms, as well as through customized online retail sites designed for each hotel partner. We offer products including beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items that customer’s first experience as guests in the hotel rooms of our hotel partners.

Revenue is net of returns, discounts, allowances and includes outbound shipping charges and other product related services such as gift wrapping and monogramming. The majority of our revenues is made either through the Internet and or over the phone and is paid for at the time of the order with a credit card. We recognize revenue from product sales and shipping when products ship from our warehouse or when drop shipments from vendors, are received and signed for by our customer.

Revenues were $20,800,130 for the year ended December 31, 2006 as compared to $16,209,869 for the comparative year in 2005, a 28.3% increase. Of this increase, 41% was attributable to net revenue from new hotel partners and 59% was attributable to increases in net revenue from existing hotel partners.

For the year ended December 31, 2006, three separate and autonomous programs under the umbrella of one hotel management partner represented approximately 54% of our net revenue. Programs owned by two other hotel management partners represented approximately 14% and 12%, respectively, of our net revenue for the year ended December 31, 2006. However, no one customer accounted for greater than 1% of total revenue.

For the year ended December 31, 2005, three separate and autonomous programs under the umbrella of one hotel management partner represented approximately 74% of our net revenue. Programs owned by three other programs owned by another hotel management company represented approximately 10% of our net revenue for the year ended December 31, 2005. However, no one customer accounted for greater than 1% of total revenue.

Gross profit consists of gross profit from product sales. We purchase products developed by our hotel management partners from vendors selected by the hotel management partner. Alternative vendors do not exist for many products. Similarly, one vendor could be a component in multiple collateral programs. For the year ended December 31, 2006, two vendors accounted for approximately 31%, and 14% of purchases, respectively. For the year ended December 31, 2005, two vendors accounted for approximately 41%, and 10% of purchases, respectively.

Costs of revenues include the cost of the products sold and inbound freight related to those products. Cost of revenues were $7,464,532 for the year ended December 31, 2006 or 35.9% of revenues as compared to $6,109,998 or 37.7% of revenues for the comparative year in 2005.

Gross profit as a percentage of revenues increase to 64.10% for the year ended December 31, 2006 from 62.3% for the year ended December 31, 2005. The increase in gross profit percentage was attributable to higher gross profit margins in our new hotel partner programs.

Operating Expenses:

Operating Expenses consist of sales and marketing expenses, and general and administrative expenses.

Sales and marketing expenses include profit sharing distributions related to the fulfillment and retail program agreements, fulfillment costs, customer care costs, credit card fees, advertising and promotional expenses, and payroll related marketing functions.

	Year ended		Year ended
	December 31, 2006		December 31, 2005
		% of		% of
	$	Revenues	$	Revenues
Profit sharing distributions to hotel partners	$6,006,411	28.9%	$4,677 278	28.9%
Payroll and related expenses	1,294,440	6.0%	977,014	6.0%
Credit card costs	511,514	2.5%	426,150	2.6%
Catalogue costs	369,062	1.8%	262,305	1.6%
Packaging and shipping supplies	136,382	0.7%	65,662	0.4%
Inbound telephone costs	61,361	0.3%	61,222	0.4%
Advertising and marketing costs	19,735	0.1%	90,478	0.6%
Other expenses	41,552	0.1%	70,155	0.4%
	$8,440,457	40.5%	$6,630,264	40.9%

The decrease in credit card costs is the result of the mix between American Express and Visa and Master Card receipts as well as sales made to a retail customer on trade terms. The increase in catalog costs is the result of new accounts and reprinting of existing programs. The decrease in telephone cost is the result of decreased per minute costs. The decrease in advertising and other costs were planned elimination of expenses.

General and administrative expenses consist primarily of payroll and related expenses for executive, finance, and administrative personnel, as well as insurance, web development, software development, depreciation, legal and accounting fees and occupancy costs for our headquarters and office in Paris. General and administrative expenses were $2,160,362 for the year ended December 31, 2006 as compared to $1,861,630 for the comparative year in 2005. The increase is primarily the result of increased head count, related payroll expenses and professional fees.

Income Taxes:

We have elected to be treated under the Internal Revenue Code as Small Business Corporations (S Corporations). Accordingly, all federal income taxes relating to our profits and losses are the personal responsibility of our stockholders. Additionally, we have also elected to be treated as S Corporations for New Jersey state tax purposes. The New Jersey S Corporation elections require the stockholders to pay tax on the corporate profits, and in addition we are required to pay state income tax at a rate not to exceed .67% in 2006 and 1.33% in 2005. Our foreign income is subject to rates of approximately 33.33%.

As a result of the acquisition, we anticipate that the Hotels at Home, Inc. will be required to convert from a S-Corporation to a C-Corporation filing status. As a C-Corporation, Hotels at Home, Inc. assumes responsibility for filing and paying Federal and State income taxes. Therefore, we anticipate our effective tax rate and income tax expense will increase in the future.

Results of Operations—Nine Months Ended September 30, 2007 Compared to September 30, 2006

Revenues:

We derive most of our revenue from sales of product to guests of hotels through the placement of catalogs and turn-down cards in hotel rooms, as well as through customized online retail sites designed for each hotel partner. We offer products including beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items that customer’s first experience as guests in the hotel rooms of our hotel partners.

Revenue is net of returns, discounts, allowances and includes outbound shipping charges and other product related services such as gift wrapping and monogramming. The majority of our revenues is made either through the Internet and or over the phone and is paid for at the time of the order with a credit card. We recognize revenue from product sales and shipping when products ship from our warehouse or when drop shipments from vendors~~,~~ are received and signed for by our customer.

Revenues were $17,254,688 for the nine months ended September 30, 2007 as compared to $13,989,704 for the comparative period in 2006, a 23% increase. Of this increase, 49% was attributable to net revenue from new hotel partners and 51% was attributable to increases in net revenue from existing hotel partners.

For the nine months ended September 30, 2007, four separate and autonomous programs under the umbrella of one hotel management partner represented approximately 45% of our net revenue. Programs owned by three other hotel management partners represented approximately 16%, 15% and 13%, respectively, of our net revenue for the nine months ended September 30, 2007. However, no one customer accounted for greater than 1% of total revenue.

For the nine months ended September 30, 2006, three separate and autonomous programs under the umbrella of one hotel management partner represented approximately 57% of our net revenue. Programs owned by two other hotel management partner represented approximately 12% and 11%, respectively, of our net revenue for the nine months ended September 30, 2006. However, no one customer accounted for greater than 1% of total revenue.

Gross profit consists of gross profit from product sales. We purchase products developed by our hotel management partners from vendors selected by the hotel management partner. Alternative vendors do not exist for many products. Similarly, one vendor could be a component in multiple collateral programs. For the nine months ended September 30, 2007, two vendors accounted for approximately 30.2%, and 11.7% of purchases, respectively. For the nine months ended September 30, 2006, two vendors accounted for approximately 37.4%, and 15% of purchases, respectively.

Costs of revenues include the cost of the products sold and inbound freight related to those products. Cost of revenues was $6,384,879 for the nine months ended September 30, 2007, or 37% of revenues as compared to $4,980,883, or 35.6% of revenues for the comparative year in 2006.

Gross profit as a percentage of revenues decreased to 63% for the nine months ended September 30, 2007 from 64.4% for the nine months ended September 30, 2006. The decrease in gross profit percentage was attributable to a change in our product mix and increased sales of lower margin products..

Operating Expenses:

Operating Expenses consist of sales and marketing expenses, and general and administrative expenses.

Sales and marketing expenses include profit sharing distributions related to the fulfillment and retail program agreements, fulfillment costs, customer care costs, credit card fees, advertising and promotional expenses, and payroll related marketing functions.

	Nine months ended		Nine months ended
	September 30, 2007		September 30, 2006
		% of		% of
	$	Revenues	$	Revenues
Profit sharing distributions to hotel partners	$4,850,216	28.11%	$4,093,502	28.26%
Payroll and related expenses	856,735	4.97%	746,847	5.34%
Credit card costs	414,186	2.4%	347,934	2.49%
Catalog costs	158,403	0.92%	200,049	1.43%
Packaging and shipping supplies	121,757	0.71%	90,332	0.65%
Inbound telephone costs	46,641	0.27%	47,732	0.34%
Advertising and marketing costs	95,717	0.55%	35,732	0.26%
Other expenses	11,294	0.07%	3,726	0.03%
	$6,554,949	37.99%	$5,565,854	39.79%

The decrease in credit card costs is the result of the mix between American Express and Visa and Master Card receipts as well as sales made to a retail customer on trade terms. The decrease in catalog costs is the result of the timing of new catalog launches and reprinting of existing programs. The decrease in telephone cost is the result of decreased per minute costs. The increase in advertising and marketing is the result of the hiring of a marketing consultant to help in the integration of new programs. The decrease in advertising and other costs were planned elimination of expenses.

General and administrative expenses consist primarily of payroll and related expenses for executive, finance, and administrative personnel, as well as insurance, web development, software development, depreciation, legal and accounting fees and occupancy costs for our headquarters and office in Paris. ~~.~~  General and administrative expenses were $2,155,991 for the nine months ended September 30, 2007 as compared to $1,663,495 for the comparative period in 2006. The increase is primarily the result of increased head count, related payroll expenses, rent, travel expenses offset by a decrease in professional fees and exchange gains.

Income Taxes:

We have elected to be treated under the Internal Revenue Code as a Small Business Corporation (S Corporations). Accordingly, all federal income taxes relating to our profits and losses are the personal responsibility of our stockholders. Additionally, we have elected to be treated as an S Corporation for New Jersey state tax purposes. The New Jersey S Corporation elections require the stockholders to pay tax on the corporate profits, and in addition we are required to pay state income tax at a rate not to exceed .67% in 2007 and 2006 and 1.33% in 2005. Our foreign income is subject to rates of approximately 33.33%.

As a result of the acquisition, we anticipate that Hotels will be required to convert from an S-Corporation to a C-Corporation filing status. As a C-Corporation, Hotels will assume responsibility for filing and paying Federal and State income taxes. Therefore, we anticipate our effective tax rate and income tax expense will increase in the future.

Liquidity and Capital Resources

	December 31,
	2006	2005
Net cash provided by (used in):
Operating activities	$2,718,574	$1,213,032
Investing activities	$(204,520)	$417,530
Financing activities	$(2,179,000)	$1,001,976
Effect of foreign exchange on cash	$24,809	$(12,049)

The Year Ended December 31, 2006 Compared to the Year Ended December 31, 2005

Hotels at Home’s primary sources of liquidity are cash flows from operations, existing cash and cash equivalents. Operating assets and liabilities consist primarily of accounts receivable, inventory, prepaid expenses, accounts payable, accrued expenses and customer deposits. Our cash was $3,154,397 at December 31, 2006 and $2,794,534 at December 31, 2005.

We had working capital of $1,305,875 and $555,320 at December 31, 2006 and 2005, respectively.

We generally get paid in advance for our revenues at the time of the order, by credit card. In some instances, we are paid up to nine weeks prior to shipment. This enables us to finance our growth internally. At December 31, 2006 and 2005, deposits from customers were $931,000 and $834,778 respectively.

We generated $2,718,574 in net cash from operations for the year ended December 31, 2006. Our principal source of cash was net income and depreciation. This was offset by increases in inventory, accounts receivable, other current assets and accounts payable and accrued expenses. The increase in inventory was the result of our new programs. The increase in accounts receivable was due to a new retail customer who trades on terms of 30 days. The increase in other assets was the result of an over payment of our pension which was refunded. The accounts payable and accrued expense increase was the result of the corresponding increase in inventory.

We generated $1,213,032 in net cash from operations for the year ended December 31, 2005. Our principal source of cash was net income and depreciation offset by increases in accounts receivable and inventory. The increase in inventory was the result of new partner programs. The increase in accounts receivable was the result of receivables from credit card companies after a strong holiday season.

We used $204,520 for purchases of property and equipment in 2006 and $399,661 in 2005 primarily for software and hardware for our computer systems. We expect these levels of investment to continue.

We used $2,179,000 and $1,001,976 in financing activities for the years ended December 31, 2006 and 2005, respectively. The majority of this use was for distributions to shareholders. We expect that upon completion of the merger contemplated herein, the distributions will cease.

Nine Month Period Ending September 30, 2007 Compared to September 30, 2006

	September 30,
	2007	2006
Net cash provided by (used in):
Operating activities	$2,075,378	$1,632,510
Investing activities	(669,344)	(93,492)
Financing activities	(2,544,695)	(1,805,667)
Effect of foreign exchange on cash	29,821	7,304

Hotels’ primary sources of liquidity are cash flows from operations, existing cash, cash equivalents and marketable securities. Operating assets and liabilities consist primarily of accounts receivable, inventory, prepaid expenses, accounts payable, accrued expenses and customer deposits. At September 30, 2007 our cash and cash equivalents and marketable securities were $2,015,557 and $ 528,206 respectively. At September 30, 2006 our cash and cash equivalents were $2,535,189 and we did not have an investment in marketable securities.

We had working capital of $1,002,341 and $650,914 at September 30, 2007 and 2006, respectively.

We generally get paid in advance for our revenues at the time of the order, by credit card. In some instances, we are paid up to nine weeks prior to shipment. This enables us to finance our growth internally. At September 30 2007 and 2006, deposits from customers were $1,107,382 and $1,077,660 respectively.

We generated $2,075,378 in net cash from operations for the nine months ended September 30 2007. Our principal source of cash was net income and depreciation. This was offset by an increase in inventory of $820,064 to accommodate our new programs, decreases in accounts receivable of 395,095 due to the seasonality of a new retail customer who trades on terms of 30 days, a net increase in the ordinary course of business to accounts payable and accrued expenses, customer deposits and income taxes of $149,752 and a decrease of $82,230 in prepaid expenses and other assets.

We generated $1,632,510 in net cash from operations for the nine months ended September 30, 2006. Our principal source of cash was net income and depreciation offset by increases in accounts receivable and inventory. The increase in accounts receivable was the result of the addition of a major retail customer who trades on 30 day terms. The increase in inventory was the result of new partner programs.

We used $699,344 in investing activities for the nine months ended September 30, 2007 for which $126,061 was for the purchase of property and equipment and $559,190 for our investment in marketable securities. We used $93,492 in investing activities for the nine months ended September 30, 2006 primarily for software and hardware for our computer systems. We expect these levels of investment to continue.

We used $2,544,695 and $1,805,667 in financing activities for the nine months ended September 30, 2007 and 2006, respectively. The majority of this use was for distributions to shareholders. We expect that upon completion of the merger contemplated herein, the distributions will cease.

Inflation

Inflation did not have a material impact on Hotels at Home’s results of operations.

Off-Balance Sheet Arrangements

Hotel at Home’s does not have any off-balance sheet financing arrangements or liabilities, guarantee contracts, retained or contingent interests in transferred assets or any obligation arising out of a material variable interest in an unconsolidated entity.

Employee Retirement Plans

Hotels at Home, Inc. sponsors a discretionary noncontributory profit-sharing plan that covers substantially all full-time employees who meet age and service requirements. Contributions to the plan are at the discretion of the Board of Directors. Contributions totaled $169,520 for 2006 and $144,731 for 2005.

Critical Accounting Policies and Estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires the appropriate application of certain accounting policies, many of which require management to make estimates and assumptions about future events and their impact on amounts reported in Hotels at Home’s consolidated financial statements and related notes. Since future events and their impact cannot be determined with certainty, the actual results may differ from estimates. Such differences may be material to the consolidated financial statements.

Hotels at Home’s accounting policies are more fully described in Note 1 “Summary of Significant Accounting Policies” in the “Notes to the Consolidated Financial Statements,” included elsewhere in this proxy statement. Hotels at Home has identified the following critical accounting policies:

Revenues

The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB 104") No. 104 "Revenue Recognition." Revenues consist primarily of product sales and shipping and handling charges and are net of promotional discounts. Product returns are accounted for as reductions in sales. There is no provision for sales returns recorded at December 31, 2006 and 2005 because the Companies have estimated this amount to not be significant. The majorities of the Companies’ sales are made either through the Internet and or over the phone and are paid for at the time of the order with a credit card. Revenue is recognized at the time warehouse goods are shipped or when drop shipments from vendors are received and signed for.

Net freight and shipping costs billed to customers is classified as revenue in accordance with Financial Accounting Standards Board ("FASB") Task Force's Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs" ("EITF No. 00-10").

Accounts Receivable

Sales occur principally through credit card orders. Accounts receivable consist of amounts due for sales to the hotels directly, sales to retail establishments directed by the hotels and from uncleared credit card transactions at period end. The Company evaluates its allowance for doubtful accounts monthly. Account balances are written-off against the allowance when it is probable that the receivable will not be recovered. The Company recorded an allowance for doubtful accounts of $17,000 at December 31, 2006 and 2005, respectively.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with FAS No. 109 “Accounting for Income Taxes”. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Hotels and Roth have elected to be treated under the Internal Revenue Code as Small Business Corporations (S Corporations). Accordingly, all federal income taxes relating to their profits and losses are the personal responsibility of their stockholders. Hotels and Roth have also elected to be treated as S Corporations for New Jersey state tax purposes. The New Jersey S Corporation elections require the stockholders to pay tax on the Corporate profits, and in addition the Corporations are required to pay state income tax at a rate not to exceed .67% in 2006 and 1.33% in 2005.

SAS is incorporated in France and incurs corporation income taxes at the rate of 33.33%.

Internal-Use Software and Website Development

Included in property and equipment is the capitalized cost of internal-use software and website development, including software used to upgrade and enhance websites and processes supporting the business of the Company. As required by Statement of Position 98-1,  Accounting for the Costs of Computer Software Developed or Obtained for Internal Use,  the Company capitalizes costs incurred during the application development stage of internal-use software and amortizes these costs over the estimated useful life of three years for website development and one to five years for software. Costs incurred related to design or maintenance of internal-use software are expensed as incurred.

During the years ended December 31, 2006 and 2005, the Company capitalized $85,977 and $256,604, respectively, of costs associated with internal-use software and website development, which are partially offset by amortization of previously capitalized amounts of $77,957 and $46,091 for those respective periods.

Foreign Currency Translation

For the Company’s subsidiary located in France, the subsidiary’s local currency is considered its functional currency. As a result, all of the subsidiary’s assets and liabilities are translated into U.S. dollars at exchange rates existing at the balance sheet dates, revenue and expenses are translated at weighted average exchange rates, and stockholders’ equity is recorded at historical exchange rates. The resulting foreign currency translation adjustments are recorded as a separate component of stockholders’ equity in the consolidated balance sheets as part of accumulated other comprehensive income (loss). Transaction gains and losses are included in other income (expense) in the consolidated financial statements and have not been significant for any periods presented.

INFORMATION ABOUT HOTELS AT HOME

Overview
Hotels is a publisher of in-room retail catalogs, branded e-commerce websites and retail management services for luxury hotels and resorts worldwide. These services comprise an in-room merchandise catalog and website retail business operations that catalog and collateral design, website design, website hosting and management, catalog and collateral printing, promotion recommendations and execution, call center operations, customer service, product purchasing, inventory management, warehousing and fulfillment, return processing, drop ship management and logistics for large items, order entry, and the generation of financial and accounting statements.

Hotels’ partners represent some of the most dominant worldwide brands in the lodging industry. Each of Hotels’ retail programs and each product within a program, is custom designed for a specific hotel partner. The products offered by Hotels are backed by the partner’s brand name and are exclusively available only through that partner’s programs. These custom-designed programs allow each hotel partner to emphasize and market to customers the unique high-quality furnishings and amenities that the customer enjoyed as a guest in the partner’s hotel.

Hotels enters into fulfillment and retail program agreements with various hotels and hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel.

Hotels reaches customers through the placement of catalogs and turn-down cards in hotel rooms, as well as through customized online retail sites designed for each customer. Hotels offers products including beds, pillows, bedding, towels, robes, artwork, toiletries, linens and other specialty items that customers first experience as guests in the hotel rooms of Hotels’ partners. Hotels’ retail program is the result of the extensive hospitality, marketing, merchandising, Website design and customer service experience of its employees. Through these functions, Hotels implements and supports all aspects of its partners’ retail programs. Each of Hotels’ retail programs and each product within a program is custom designed for a specific hotel partner. The products offered by Hotels are backed by the partner’s brand name and are exclusively available through that partner’s programs. These custom-designed programs allow each hotel partner to emphasize and market to customers the unique high-quality furnishings and amenities that the customer enjoyed as a guest in the partner’s hotel.

Hotels expects to continue to grow its business by adding new hotel programs within existing hotel customers, adding new hotel customers and by expanding the business within existing hotel programs. During 2005 and 2006, Hotels launched 17 new retail programs, nine of which were with a new brand under an existing hotel customer contract. In 2007, Hotels signed 12 new customer contracts, one of which was with a new brand under an existing hotel customer contract and eleven of which were with new customers. Seven of the programs signed in 2007 have already launched. The remaining five new programs are expected to launch in the first quarter of 2008.

Business Strategy

Hotels has implemented several growth initiatives designed to expand its business both through expanding relationships with existing hotel partners and developing relationships with new hotel partners as highlighted below:

•	The Addition of New Hotel Partners - Hotels continues to seek to develop long-term, multi-faceted partnerships with new hotel partners.

•
Product Offering Expansion - Hotels seeks to expand the variety products it offers with its hotel partners, including the addition of spa and health-related products, golf, and entertainment products are natural additions to its existing and future retail programs;

•
Dedicated Account Managers - Hotels has introduced dedicated account managers to key accounts in order to initiate and execute hotel partner marketing initiatives, including offline marketing initiatives, online marketing initiative and customer relationship management; and

•
Leveraging Expertise & Technology in Other Verticals - Hotels leverages its experience and systems to provide an effective platform to serve as its hotel partners’ e-commerce outsourcing provider for products such as apparel, health and beauty, jewelry and sporting goods.

Employees and Properties

Hotels at Home is headquartered in Fairfield, New Jersey and has 52 dedicated employees, 43 of whom are located in New Jersey and 9 of whom are located in Paris, France. None of our US employees are covered by collective bargaining agreements. Our French employees are covered by France’s Distance Sales collective bargaining agreement.

INFORMATION ABOUT AFFINITY

Business of Affinity

General

We were incorporated in Delaware on August 12, 2005, as a blank-check company formed specifically as a vehicle to effect a merger, asset acquisition or similar business combination with one or more operating businesses in the publishing industry whose fair market value is at least equal to 80% of our net assets at the time of such business combination.

We consummated our initial public offering (“Public Offering”) on June 9, 2006 and sold to the public 2,750,000 units (“Units”) at $6.00 per Unit and received net proceeds of approximately $14,660,000, after reserving $720,000 for contingent underwriting compensation which is included in other current liabilities in the accompanying financial statements. On June 29, 2006, we consummated the funding of the Underwriter’s over-allotment option from the Public Offering, and sold an additional 412,500 Units receiving net proceeds of approximately $2,277,000, after reserving $123,750 for contingent underwriting compensation which is included in other current liabilities in the accompanying financial statements.

Our common stock and warrants started trading separately as of July 26, 2006.

Employees

We have three officers, each of whom is also members of our Board of Directors. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to our affairs. We currently have one special advisor. We do not intend to have any full time employees prior to the consummation of a business combination.

Properties

We maintain executive offices at 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025. The cost for this space is included in the $7,500 per-month fee Silverback Books charges us for general and administrative services, including but not limited to receptionist, secretarial and general office services, pursuant to a letter agreement between us and Silverback Books, an affiliate of Messrs. Engel, Cohl and Dombrowski (our chief executive officer, president and chief operating officer, respectively), $4,500 of such amount is payable from the interest earned on the trust account. This agreement commenced on the date of our initial public offering and shall continue until the earlier of the consummation of a business combination or upon our dissolution and liquidation. We believe, based on rents and fees for similar services in the Los Angeles metropolitan area, that the fee charged by Silverback Books is at least as favorable as we could have obtained from an unaffiliated person.

Periodic Reporting and Audited Financial Statements

Affinity has registered its securities under the Securities Exchange Act of 1934 and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, Affinity’s annual reports will contain financial statements audited and reported on by Affinity independent accountants. Affinity has filed an Annual Report on Form 10-KSB with the SEC covering the fiscal year ended December 31, 2006 and quarterly reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2007.

Legal Proceedings

To the knowledge of management, there is no litigation currently pending or contemplated against us or any of our officers or directors in their capacity as such.

AFFINITY MEDIA’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

For The Fiscal Year Ended December 31, 2006

Please read the following discussion together with the financial statements and related notes appearing elsewhere in this Report. This Item 6 contains forward-looking statements that involve risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. Actual results may differ materially from those included in such forward-looking statements. Factors which could cause actual results to differ materially include those set forth at the end of this Item 6 of Part II under the heading "Cautionary Statement for Forward Looking Statements", as well as others, such as Risk Factors, discussed elsewhere in this Report.

We were formed as a blank check company on August 12, 2005 for the purpose of acquiring, merging with, engaging in a capital stock exchange with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with a single operating entity, or one or more related or unrelated operating entities in the publishing industry located in the United States.

Results of Operations

For the year ended December 31, 2006 and the period for August 12, 2005 (inception) through December 31, 2005, we had net income (loss) of $94,294 and $(27,355), respectively. The net income for the year ended December 31, 2006 is attributable primarily to interest income of $551,090, offset by marketing, general and administrative expenses of $412,170. The net loss for the period from August 12, 2005 (Inception) through December 31, 2005 was attributable to organization and formation costs of $27,355.

Liquidity and Capital Resources

On June 9, 2006, we sold to the public 2,750,000 units (“Units”) at $6.00 per Unit, for a total of $16,500,000 and net proceeds of approximately $14,660,000, after reserving $720,000 for contingent underwriting compensation in a public offering in which Maxim Group LLC acted as managing underwriter. We also sold to Maxim LLC and Legend Merchant Group, Inc. for a total of $100, an option to purchase, in the aggregate, 192,500 units, with an option exercise price of $6.60 per Unit. On June 29, 2006, an additional 412,500 Units were sold upon exercise of the underwriters’ over-allotment option and we received net proceeds of approximately $2,227,000, after reserving $123,750 for contingent underwriting compensation. Each Unit consists of one share of the Company’s Common Stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of Common Stock at an exercise price of $5.00.

Prior to the Public Offering, we consummated a private placement (“Private Placement”) and received net proceeds of $1,365,000.

Of the gross proceeds of the initial public offering $18,900,750 of the offering and the private placement were placed in a trust account at Lehman Brothers Inc. maintained by American Stock Transfer & Trust Company, New York, New York, as trustee. Of this amount, up to $843,750 will be paid to Maxim Group LLC as contingent fees in connection with our initial public offering and the private placement, if and only if a business combination is consummated, leaving us with $18,057,000 with which to consummate a business combination. Other than interest income which may be released to us, the proceeds held in trust will not be released from the trust account until the earlier of the completion of a business combination or our dissolution and liquidation to our public stockholders of our trust account as part of our stockholder-approved plan of dissolution and liquidation, net of any taxes paid. The proceeds held in the trust fund (exclusive of any funds held for the benefit of the underwriters or used to pay public stockholders who have exercised their conversion rights described elsewhere) may be used as consideration to pay the sellers of a target business with which we ultimately complete a business combination or, if there is insufficient funds not held in trust, to pay other expenses relating to such transaction such as reimbursement to insiders for out-of-pocket expenses, third party due diligence expenses or potential finders fees, in each case only upon the consummation of a business combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business or to effect other acquisitions, as determined by our board of directors at that time.

Liquidity and Capital Resources (continued)

Prior to the closing of a business combination, we have agreed to obtain key man life insurance in the amount of $2,000,000 in the aggregate on the lives of Messrs. Engel and Cohl for a three year period. Based on current estimates, the premium for such life insurance policies, of which we will be the sole beneficiary, is expected to be approximately $30,000 per year, and will be funded from the interest earned on the proceeds held in the trust account.

We have estimated that the costs to identify and research prospective target businesses and the costs related to the business combination, including legal and accounting expenses to structure the transaction, prepare the transaction documents and file the related proxy statement, will be approximately $600,000. Only $78,000 of the net proceeds were initially allocated at the time of the initial public offering for such purposes and we intend to fund the balance ($522,000), as well as amounts that may exceed our current estimates, from the interest earned on the proceeds being held in the trust account, less interest earned on the trust account held back in the trust account to ensure a $6.00 per share liquidation price to public stockholders (if applicable). We expect that due diligence of prospective target businesses will be performed by some or all of our officers and directors, and may include engaging market research firms and/or third party consultants. Our officers and directors will not receive any compensation for their due diligence of prospective target businesses, but will be reimbursed for any out-of-pocket expenses (such as travel expenses) incurred in connection with such due diligence activities.

There can be no assurance that a business combination will be consummated. Should a business combination not be consummated by December 9, 2007, or June 9, 2008, if certain extension criteria have been satisfied, we would be required to return the funds held in trust to holders of shares issued in the Initial Public Offering as a mandatory liquidating distribution, pursuant to a plan of dissolution and liquidation. Any such plan of dissolution, if required, would have to first be submitted to stockholders for approval. This condition raises substantial doubt about our ability to continue as a going concern.

We intend to use a portion of the net proceeds and a portion of the interest earned on the funds in the trust account which is released to us and allocated to working capital for director and officer liability insurance premiums. We intend to fund our working capital needs as well as amounts that may exceed our current estimates, from the interest earned on the proceeds being held in the trust account with the balance being held for reimbursement of any out-of-pocket expenses incurred by our founding stockholders in connection with activities on our behalf. The interest earned on the trust account in excess of the amount necessary to have a $6.00 per share liquidation price to the public stockholders will be released to us to fund our working capital and costs associated with our stockholder-approved plan of dissolution and liquidation including reserves, if any, if we do not consummate a business combination. No interest will be payable to public stockholders converting in connection with a business combination.

Contractual Obligations and Commitments

Commencing on June 9, 2006 and ending upon the acquisition of a target business, we have agreed to pay a monthly fee of $7,500 to Silverback Books, an affiliate of Messrs. Engel, Cohl and Dombrowski (our chief executive officer, president and chief operating officer, respectively), for general and administrative services, including but not limited to receptionist, secretarial and general office services, provided that $4,500 of such amount shall be payable only from the interest earned on the trust account.

Critical Accounting Policies

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (the “FASB”) issued SFAS Interpretation No. 48 (“FIN 48"), Accounting for Uncertainty in Income Taxes - an  interpretation  of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in enterprises financial statements in accordance with FASB Statement No. 109. Accounting for Income Taxes this interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for financial statements issued for fiscal years beginning after December 15, 2006. The Company is currently evaluating the requirements of FIN 48 and has not yet determined if the adoption of FIN 48 will have a significant impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”).  This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company is in the process of evaluating the impact that the adoption of SFAS No. 157 will have on its results of operations and financial condition.

In September 2006, the staff of the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108") which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal 2007. Adoption of SAB 108 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In December 2006, the FASB issued FASB Staff Position (“FSP”) EITF 00-19-2 “Accounting for Registration Payment Arrangements” (“FSP EITF 00-19-2”) which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.”    Adoption of FSP EITF 00-19-02 is required for fiscal years beginning after December 15, 2006. The Company is currently evaluating the expected effect of FSP EITF 00-19-02 on its consolidated financial statements and is currently not yet in a position to determine such effects.

In February 2007, the FASB issued Statement of Financial Accounting Standard 159 “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115”, which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The Company is currently evaluating the expected effect of SFAS 159 on its financial statements and is currently not yet in a position to determine such effects.

Off-Balance Sheet Arrangements

As of December 31, 2006, there were no off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act of 1934.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

Statements contained in this "Management's Discussion and Analysis or Plan of Operation" may contain information that includes or is based upon certain "forward-looking statements" relating to our business. These forward-looking statements represent management's current judgment and assumptions, and can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are frequently accompanied by the use of such words as "anticipates," "plans," "believes," "expects," "projects," "intends," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, while it is not possible to predict or identify all such risks, uncertainties, and other factors, those relating to:

•	our ability to secure the additional financing adequate to execute our business plan;

•	our ability to identify, negotiate and complete the acquisition of targeted operations, consistent with our business plan;

•	existing or new competitors consolidating operators ahead of the Company;

•	we may be unable to attract new personnel, which would adversely affect implementation of our overall business strategy.

•	the success of our investor relations program to create and sustain interest and liquidity in our stock, which is currently thinly traded on the OTCBB;

Any one of these or other risks, uncertainties, other factors, or any inaccurate assumptions may cause actual results to be materially different from those described herein or elsewhere by us. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Certain of these risks, uncertainties, and other factors may be described in greater detail in our filings from time to time with the Securities and Exchange Commission, which we strongly urge you to read and consider. Subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and elsewhere in our reports filed with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

Management’s Discussion and Analysis of Financial Condition and Results of Operations
For The Nine Months Ended September 30, 2007

Planned Merger

On July 25, 2007 we announced our planned merger with Hotels At Home, Inc. (“Hotels”). On January 14, 2008, we announced an amendment to the merger agreement with Hotels.

Results of Operations

For the three months ended September 30, 2007 and 2006, we had net (loss) income of $(18,621), and $77,592 respectively. The net loss for the three months ended September 30, 2007 is attributable primarily to interest income of $253,251, offset by marketing, general and administrative expenses and expenses related to the planned merger with Hotels of $282,538. The net income for the three months ended September 30, 2006 was attributable primarily to interest income of $243,629, offset by marketing, general and administrative expenses of $160,117.

For the nine months ended September 30, 2007 and 2006, we had a net income of $22,545 and $36,241, respectively. The net income for the nine months ended September 30, 2007 is attributed primarily to interest income of $749,053, offset by marketing, general and administrative expenses and expenses related to the planned merger with Hotels of $709,730. The net income for the nine months ended September 30, 2006 is attributable primarily to interest income of $299,667, offset by marketing, general and administrative expenses of $257,506.

Liquidity and Capital Resources

For the nine months ended September 30, 2007, our net cash provided by operating activities was $149,359, attributable primarily to net income of $22,545 and an increase in accrued expenses of $119,050. Our net cash used in investing activities was $61,204 and consisted of payments for deferred acquisition costs of $90,900, interest earned on trust assets of $750,304, less transfers of trust assets of $780,000 to cash. For the nine months ended September 30, 2006, net cash used in operating activities was $38,256, and consisted of net income of $36,241, and an increase of $75,731 in interest receivable. For the nine months ended September 30, 2006, our net cash used in investing activities was $19,049,686 attributable to the investment of the proceeds from the sale of units to the public and the private placement discussed below. For the nine months ended September 30, 2006 our net cash provided by financing activities was $19,051,966 and is attributable to the sale of units to the public and the private placement discussed below.  On June 9, 2006, we sold to the public 2,750,000 units (“Units”) at $6.00 per Unit, for a total of $16,500,000 and net proceeds of approximately $14,660,000, after reserving $720,000 for contingent underwriting compensation in a public offering in which Maxim Group LLC acted as managing underwriter. We also sold to Maxim LLC and Legend Merchant Group, Inc. for a total of $100, an option to purchase, in the aggregate, 192,500 units, with an option exercise price of $6.60 per Unit. On June 29, 2006, an additional 412,500 Units were sold upon exercise of the underwriters’ over-allotment option and we received net proceeds of approximately $2,227,000, after reserving $123,750 for contingent underwriting compensation. Each Unit consists of one share of the Company’s Common Stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of Common Stock at an exercise price of $5.00.

Prior to the Public Offering, we consummated a private placement (“Private Placement”) and received net proceeds of $1,365,000.

Of the gross proceeds of the initial public offering $18,900,750 of the offering and the private placement were placed in a trust account at Lehman Brothers Inc. maintained by American Stock Transfer & Trust Company, New York, New York, as trustee. Of this amount, up to $843,750 will be paid to Maxim Group LLC as contingent fees in connection with our initial public offering and the private placement, if and only if a business combination is consummated, leaving us with $18,057,000 with which to consummate a business combination. Other than interest income which may be released to us, the proceeds held in trust will not be released from the trust account until the earlier of the completion of a business combination or our dissolution and liquidation to our public stockholders of our trust account as part of our stockholder-approved plan of dissolution and liquidation, net of any taxes paid. The proceeds held in the trust fund (exclusive of any funds held for the benefit of the underwriters or used to pay public stockholders who have exercised their conversion rights described elsewhere) may be used as consideration to pay the sellers of a target business with which we ultimately complete a business combination or, if there is insufficient funds not held in trust, to pay other expenses relating to such transaction such as reimbursement to insiders for out-of-pocket expenses, third party due diligence expenses or potential finders fees, in each case only upon the consummation of a business combination. Any amounts not paid as consideration to the sellers of the target business may be used to finance operations of the target business or to effect other acquisitions, as determined by our board of directors at that time.

The Company’s Founding Stockholders and stockholders who have purchased units in the private placement, are entitled to require the Company to register the resale of their shares of common stock at any time after the date on which their shares are released from escrow, which, except in limited circumstances, will not be before three years from the date of the public offering. If such stockholders exercise their registration rights with respect to all of their shares of common stock (including those 250,000 shares and 500,000 shares issuable upon exercise of warrants convertible into shares of common stock issued in the private placement, and up to 427,000 warrants that may be issued to Founding Stockholders upon meeting certain price targets for our common stock), then there will be an additional 1,927,000 shares of common stock eligible for trading in the public market and the Company will bear the costs of registering such securities. The presence of this additional number of shares of common stock eligible for trading in the public market may have an adverse effect on the market price of the Company’s common stock. In addition, the existence of these rights may make it more difficult to effectuate a business combination or increase the cost of the target business, as the stockholders or the target business may be discouraged from entering into a business combination with the Company or will request a higher price for their securities as a result of these registration rights and the potential future effect their exercise may have on the trading market for our common stock.

In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operation; growth potential; experience and skill of management; availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective. There are no assurances the Company will be able to successfully effect a business combination.

Prior to the closing of a business combination, we have agreed to obtain key man life insurance in the amount of $2,000,000 in the aggregate on the lives of Messrs. Engel and Cohl for a three year period. Based on current estimates, the premium for such life insurance policies, of which we will be the sole beneficiary, is expected to be approximately $30,000 per year, and will be funded from the interest earned on the proceeds held in the trust account.

We have estimated that the costs to identify and research prospective target businesses and the costs related to the business combination, including legal and accounting expenses to structure the transaction, prepare the transaction documents and file the related proxy statement, will be approximately $600,000. Only $78,000 of the net proceeds were initially allocated at the time of the initial public offering for such purposes and we intend to fund the balance ($522,000), as well as amounts that may exceed our current estimates, from the interest earned on the proceeds being held in the trust account, less interest earned on the trust account held back in the trust account to ensure a $6.00 per share liquidation price to public stockholders (if applicable). We expect that due diligence of prospective target businesses will be performed by some or all of our officers and directors, and may include engaging market research firms and/or third party consultants. Our officers and directors will not receive any compensation for their due diligence of prospective target businesses, but will be reimbursed for any out-of-pocket expenses (such as travel expenses) incurred in connection with such due diligence activities.

There can be no assurance that our planned merger with Hotels will be consummated. Should our planned merger with Hotels not be consummated by June 9, 2008, we would be required to return the funds held in trust to holders of shares issued in the Initial Public Offering as a mandatory liquidating distribution, pursuant to a plan of dissolution and liquidation. Any such plan of dissolution, if required, would have to first be submitted to stockholders for approval. These conditions raise a substantial doubt about our ability to continue as a going concern.

We intend to use a portion of the net proceeds and a portion of the interest earned on the funds in the trust account which is released to us and allocated to working capital for director and officer liability insurance premiums. We intend to fund our working capital needs as well as amounts that may exceed our current estimates, from the interest earned on the proceeds being held in the trust account with the balance being held for reimbursement of any out-of-pocket expenses incurred by our founding stockholders in connection with activities on our behalf. The interest earned on the trust account in excess of the amount necessary to have a $6.00 per share liquidation price to the public stockholders will be released to us to fund our working capital and costs associated with our stockholder-approved plan of dissolution and liquidation including reserves, if any, if we do not consummate a business combination. No interest will be payable to public stockholders converting in connection with a business combination.

Contractual Obligations and Commitments

Commencing on June 9, 2006 and ending upon the acquisition of a target business, we have agreed to pay a monthly fee of $7,500 to Silverback Books, an affiliate of Messrs. Engel, Cohl and Dombrowski (our chief executive officer, president and chief operating officer, respectively), for general and administrative services, including but not limited to receptionist, secretarial and general office services, provided that $4,500 of such amount shall be payable only from the interest earned on the trust account.

On January 3, 2007 we signed an agreement with Maxim Group LLC (the “Maxim Agreement”) to provide merger and acquisition advisory services. This agreement will terminate upon the consummation of a merger or acquisition transaction as described within the agreement (the “Close”), unless earlier terminated or extended to another date mutually agreed to in writing. In consideration of its performance of these advisory services, we were to pay at the Close a cash fee equal to $150,000 (the “Fee”) and the equivalent of $150,000 in shares of our common stock based on the 10-day volume weighted average price of such common stock prior to the date of the Close (the “Financial Advisor Common Stock”). On January 9, 2008, we entered into an amendment to the Maxim Agreement, pursuant to which, the Fee was reduced to $100,000 and the Financial Advisor Common Stock was reduced to the equivalent of $100,000 in shares of common stock. Should the Close not occur, Maxim Group LLC shall not be entitled to receive the Fee or the Financial Advisor Common Stock.

On June 29, 2007 we signed an agreement with Brainerd Communicators, Inc. to provide financial public relations services for a fee of $7,500 per month. The term of the agreement is for the period commencing July 12, 2007, expiring 30 days after the completion of the first acquisition and may be terminated by either party upon 30 days notice.

On July 2, 2007 we signed an agreement with PFK Development Group (“PFK”) acknowledging and re-confirming an oral agreement made on or about April 5, 2007. PFK, who, as a non-exclusive independent consultant has agreed to assist the Company with identifying potential acquisition candidates. The PFK agreement has a term of one year and may be terminated in writing without notice or cause by either party at any time. PFK will be entitled to a success fee for candidates introduced to the Company prior to the end of the engagement if during the term of the agreement or within one year after the expiration or termination of the agreement the Company consummates a business combination transaction with the candidate. The success fee is 5% of that portion of the purchase price up to $1,000,000 plus 4% of that portion of the purchase price between $1,000,001 and $2,000,000, plus 3% of that portion of the purchase price between $2,000,001 and $3,000,000, plus 2% of that portion of the purchase price between $3,000,001 and $4,000,000, plus 1% of that portion of the purchase price exceeding $4,000,000. Upon the consummation of the proposed merger with Hotels, we will be obligated to pay a success fee in cash and stock valued at $400,000 to PFK Development Group.

On July 9, 2007, the Company signed an agreement with Ladenburg Thalmann & Co. Inc. (“Ladenburg”) engaging them to prepare a fairness opinion regarding the potential acquisition of Hotels (See below). The Ladenburg fee was $75,000 of which $25,000 was paid on July 11, 2007 and $50,000 was paid on October 29, 2007. In connection with the Amendment to the Merger Agreement, the Company signed an additional agreement with Ladenburg on January 10, 2008, engaging them to prepare a fairness opinion regarding the amended terms of the potential acquisition of Hotels. Pursuant to such agreement, the fee for evaluating the amended transaction is $37,500 of which $18,750 was paid upon the execution of the agreement and $18,750 was paid upon the issuance of the opinion.

On July 23, 2007, the Board of Directors of Affinity approved the 2007 Long-Term Incentive Plan subject to the approval of our stockholders at the special meeting.

On November 13, 2007 the Board of Directors of Affinity approved an increase in authorized shares from 16,000,000 to 30,000,000, of which 29,000,000 will be common shares subject to the approval of our stockholders at the Special Meeting.

Critical Accounting Policies

Our condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. These generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Our significant accounting policies are described in the notes to the consolidated financial statements included in our annual report on Form 10-KSB. Judgments and estimates of uncertainties are required in applying our accounting policies in many areas. Management has discussed the development and selection of these policies with the Audit Committee of the Company’s Board of Directors, or its equivalent, and the Audit Committee of the Board of Directors, or its equivalent, has reviewed the Company’s disclosures of these policies. There have been no material changes to the critical accounting policies or estimates reported in the Management’s Discussion and Analysis section of the audited financial statements for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

We adopted the Financial Accounting Standards Board’s (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109 (“FIN 48”) effective January 1, 2007 and we also changed the method of accounting following the guidance of the FASB’s staff position provided in Emerging Issues Task Force (“EITF”) 00-19-2 (“FSP EITF 00-19-2”) as further described in Note 4 to our condensed consolidated financial statements.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”).  This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Adoption of SFAS No. 157 is not expected to have a material impact on our  financial position, results of operations or cash flows.

In December 2006, the FASB issued FASB Staff Position (“FSP”) EITF 00-19-2 “Accounting for Registration Payment Arrangements” (“FSP EITF 00-19-2”) which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.”    Adoption of FSP EITF 00-19-02 is required for fiscal years beginning after December 15, 2006. Adoption of EITF 00-19-2 did not have a material impact on our  financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No.  159 “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. Adoption of SFAS No. 159 is not expected to have a material impact on our financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 141R (“SFAS 141R”), “Business Combinations”, which establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, goodwill acquired in the business combination or a gain from a bargain purchase. SFAS 141R is effective for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company expects SFAS 141R to have an impact on the accounting for any future business acquisitions as of the effective date.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires a) the ownership interest in the subsidiary held by parties other than the parent to be clearly identified and presented in the consolidated balance sheet within equity, but separate from the parent’s equity, b) the amount of consolidated net income attributable to the parent and to the noncontrolling interest to be clearly identified and presented on the face of the consolidated statement of operations and c) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. The Company is currently assessing the impact of SFAS 160 on its consolidated financial statements.
Off-Balance Sheet Arrangements

As of September 30, 2007, there were no off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act of 1934.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

Statements contained in this "Management's Discussion and Analysis or Plan of Operation" may contain information that includes or is based upon certain "forward-looking statements" relating to our business. These forward-looking statements represent management's current judgment and assumptions, and can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are frequently accompanied by the use of such words as "anticipates," "plans," "believes," "expects," "projects," "intends," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, while it is not possible to predict or identify all such risks, uncertainties, and other factors, those relating to:

•	our ability to identify, negotiate and complete the acquisition of targeted operations, consistent with our business plan;

•	we may be unable to attract new personnel, which would adversely affect implementation of our overall business strategy if a business combination is consummated;

•	the success of our investor relations program to create and sustain interest and liquidity in our stock, which is currently thinly traded on the OTCBB;

ANY ONE OF THESE OR OTHER RISKS, UNCERTAINTIES, OTHER FACTORS, OR ANY INACCURATE ASSUMPTIONS MAY CAUSE ACTUAL RESULTS TO BE MATERIALLY DIFFERENT FROM THOSE DESCRIBED HEREIN OR ELSEWHERE BY US. WE CAUTION READERS NOT TO PLACE UNDUE RELIANCE ON ANY SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY WERE MADE. CERTAIN OF THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS MAY BE DESCRIBED IN GREATER DETAIL IN OUR FILINGS FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH WE STRONGLY URGE YOU TO READ AND CONSIDER. SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS ATTRIBUTABLE TO US OR TO PERSONS ACTING ON OUR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS SET FORTH ABOVE AND ELSEWHERE IN OUR REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE EXPRESSLY DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS.

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements

On July 24, 2007, as amended on January 14, 2008, Affinity Media International Corp., (“Affinity”) a Delaware corporation and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., also a Delaware corporation (“Affinity Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., (“Hotels”), a Delaware corporation pursuant to which Hotels will merge into Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of Affinity.  Following consummation of the merger, it is anticipated that Affinity Subsidiary will change its name to Hotels at Home, Inc.  Because Affinity has no other operating business, following the merger, Hotels will effectively become a public company.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2007 combines Affinity’s historical consolidated balance sheet with that of Hotels as of September 30, 2007, giving effect to the transactions described in the Merger Agreement as if they had occurred on September 30, 2007.

The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 combines the unaudited condensed consolidated statement of operations of Affinity for the nine months ended September 30, 2007 with the unaudited condensed consolidated statement of income and comprehensive income of Hotels for the nine months ended September 30, 2007, giving effect to the transactions described in the Merger Agreement as if they had occurred on January 1, 2007.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the condensed statement of operations of Affinity with the condensed consolidated statement of income and comprehensive income of Hotels for the year ended December 31, 2006, giving effect to the transactions described in the Merger Agreement as if they had occurred on January 1, 2006.

The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of Hotels will control the combined company immediately following the completion of the transaction. Hotels will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Hotels. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements are those of Hotels and are recorded at the historical cost basis of Hotels. Affinity’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Hotels after consummation of the acquisition.

The pro forma adjustments give effect to events that are directly attributable to the transactions discussed below, that have a continuing impact on the operations of Affinity, and are based on available data and certain assumptions that management believes are factually supportable.

Pursuant to the Merger Agreement Affinity will acquire Hotels. In exchange for all of the issued and outstanding capital stock of Hotels, Affinity will issue 2,456,571 shares of its common stock and remit a cash payment of $16,000,000. The sellers of Hotels are eligible to receive an additional 1,500,000 shares of Affinity common stock subject to the achievement of certain operating performance criteria (the “Earn-Out”). The pro forma adjustments do not reflect the issuance of these 1,500,000 shares, since these performance criteria have not yet been achieved. In accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations,” upon the resolution and the distribution of the earnings based Earn-Out, Affinity shall record the fair value of the contingent consideration as an additional cost of the acquisition.

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements, continued

Consummation of the acquisition is conditioned upon, among other things, the Affinity stockholders adopting and approving the Merger Agreement. If Affinity stockholders owning 27.26% of Affinity’s common stock vote against the acquisition and exercise their right to convert their shares of Affinity common stock into cash of $6.00 per share, then Affinity would need to finance approximately $2,300,000 in order to consummate the merger. Consequently, up to 862,097 shares of Affinity common stock, representing approximately 27.26% of the shares of Affinity common stock issued in Affinity’s initial public offering and outstanding immediately before the closing are subject to possible conversion in this manner. This would represent an aggregate maximum conversion liability of approximately $4,959,226 as of September 30, 2007. Assuming the maximum number of shareholders vote no and elect to convert their shares into cash, Affinity would have a cash deficit. Pursuant to the Merger Agreement, Affinity may complete a private placement or other financing up to a maximum amount of $5,000,000 prior to the closing. Affinity believes that it will be able to complete such financing. However, there is no assurance that Affinity will be able to complete such financing.

The following unaudited pro forma financial statements have been prepared using two different assumptions with respect to the number of outstanding shares of Affinity stock and cash, as follows:

•	assuming no conversions—this presentation assumes that no stockholders of Affinity seek to convert their shares into cash.

•
assuming maximum conversions—this presentation assumes stockholders of Affinity owning no more than 27.26% of the stock issued in Affinity’s initial public offering and outstanding immediately before the closing, seek conversion of their shares into cash.

Affinity has not paid any cash dividends on its common stock and does not intend to pay dividends prior to consummation of the Merger. It is the present intention of the Board of Directors to retain all earnings, if any, for use in the business operations and, accordingly, the Board does not anticipate declaring dividends in the foreseeable future. Accordingly, the assumption is that there shall be no dividends declared for purposes of these pro forma condensed combined financial statements,

We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with Affinity’s historical financial statements and those of Hotels and the related notes thereto contained elsewhere in this proxy statement. The pro forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or of Affinity’s future financial position or operating results.

Affinity Media International Corp. and Subsidary/Hotels at Home, Inc. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
September 30, 2007

	Hotels at Home, Inc. and Subsidiaries	Affinity Media International Corp. and Subsidiary	Pro Forma Adjustments - No Conversion		Notes	Pro Forma Combined - No Conversion	Pro Forma Adjustments - Maximum Allowable Conversion		Notes	Pro Forma Combined -Maximum Allowable Conversion
	Note 1	Note 2	Dr	Cr			Dr	Cr
ASSETS
CURRENT ASSETS
				$16,813,328	5
				165,318	6
				1,198,854	9		$213,197		12
Cash and cash equivalents	$2,015,557	$177,032	$19,061,849	843,750	3, 4	$2,233,188	2,512,841	$4,959,226	13,11	$-
Cash and cash equivalents held in trust	-	18,218,099	-	18,218,099	3	-	-	-		-
Cash and cash equivalents held in trust - restricted	-	843,750	-	843,750	3	-	-	-		-
Accounts receivable, net of allowance for doubtful accounts	371,917	-	-	-		371,917	-	-		371,917
Marketable securities	528,206	-	-	-		528,206	-	-		528,206
Inventories	2,322,341	-	-	-		2,322,341	-	-		2,322,341
Prepaid expenses and other current assets	319,251	95,831	-	-		415,082	-	-		415,082
Total Current Assets	5,557,272	19,334,712	19,061,849	38,083,099		5,870,734	2,726,038	4,959,226		3,637,546

Property and Equipment - Net	754,162	-	-	-		754,162	-	-		754,162

OTHER ASSETS
Security deposits	24,459	-	-	-		24,459	-	-		24,459
Trademarks	73,192	-	-	-		73,192	-	-		73,192
Deferred acquisition costs	-	256,218	-	256,218	6	-	-	-		-

Total Assets	$6,409,085	$19,590,930	$19,061,849	$38,339,317		$6,722,547	$2,726,038	$4,959,226		$4,489,359

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Cash deficit liability	$-	$-	$-	$-		$-	$-	$2,512,841	13	$2,512,841
Accounts payable and accrued expenses	3,304,204	330,836	165,318	-		3,469,722	-	-		3,469,722
Customer deposits	1,107,382	-	-	-	6	1,107,382	-	-		1,107,382
Income taxes payable	79,950	-	-	-		79,950	-	-		79,950
Current maturities of long-term debt	63,395	-	-	-		63,395	-	-		63,395
Other current liabilities	-	843,750	843,750	-	4	-	-	-		-

Total Current Liabilities	4,554,931	1,174,586	1,009,068	-		4,720,449	-	2,512,841		7,233,290

OTHER LIABILITIES
Deferred income taxes	4,000	-	-	100,000	8	104,000	-	-		104,000
Long term debt	139,027	-	-	-		139,027	-	-		139,027
Common stock subject to possible conversion, 862,097 shares at conversion value	-	4,959,226	4,959,226	-	7	-	4,959,226	4,959,226	11	-

Total Liabilities	4,697,958	6,133,812	5,968,294	100,000		4,963,476	4,959,226	7,472,067		7,476,317

STOCKHOLDERS' EQUITY (Deficit)
Preferred stock - $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	-	-	-	-		-	-	-		-
Common stock - $0.0001 par value; 15,000,000 shares
authorized; 4,162,500 shares issued and outstanding,
(which includes 862,097 shares subject to possible				86	7
conversion)	100	330	100	251	5,10	667	86	-	11	581

			100,000	4,959,140	7,8		4,959,140		11
			256,218	601,757	6,10			213,197	12
Additional paid-in capital	-	13,367,304	31,100,735	14,287,156	5	1,758,404	-	2,987,539	14	-
Accumulated other comprehensive income (loss)	7,157	-	7,157	-	10	-	-	-		-
			505,016		10
Retained earnings (deficit)	1,703,870	-	1,198,854	-	9	-	2,987,539	-	14	(2,987,539)
Earnings accumulated during the development stage	-	89,484	89,484	-	10	-	-	-		-
Total Stockholders’ Equity (Deficit)	1,711,127	13,457,118	33,257,564	19,848,390		1,759,071	7,946,765	3,200,736		(2,986,958)
Total Liabilities and Stockholders’ Equity (Deficit)	$6,409,085	$19,590,930	$39,225,858	$19,948,390		$6,722,547	$12,905,991	$10,672,803		$4,489,359

See notes to unaudited pro forma condensed combined financial statements.

Affinity Media International Corp. and Subsidary/Hotels at Home, Inc. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2007

	Hotels at Home, Inc. and Subsidiaries	Affinity Media International Corp. and Subsidary	Pro Forma Adjustments - No Conversion	Notes	Pro Forma Combined - No Conversion	Pro Forma Adjustments - Maximum Allowable Conversion	Notes	Pro Forma Combined -Maximum Allowable Conversion
	Note A	Note B
REVENUES	$17,254,688	$-	$-		$17,254,688	$-		$17,254,688

COST OF REVENUES	6,384,879	-	-		6,384,879	-		6,384,879

GROSS PROFIT	10,869,809	-	-		10,869,809	-		10,869,809

OPERATING EXPENSES

Sales and marketing expenses	6,554,949	-	-		6,554,949	-		6,554,949
General and administrative expenses	2,155,991	709,730	388,489	D,E	3,254,210	-		3,254,210

Total operating expenses	8,710,940	709,730	388,489		9,809,159	-		9,809,159

Income (loss) before other income and income taxes	2,158,869	(709,730)	(388,489)		1,060,650	-		1,060,650

OTHER INCOME (EXPENSE)

Interest income	206,873	749,053	(749,053)	C	206,873	(206,873)	I	-

Total other income (expense)	206,873	749,053	(749,053)		206,873	(206,873)		-

Net income before income taxes	2,365,742	39,323	(1,137,542)		1,267,523	(206,873)		1,060,650
Provision for income taxes	107,220	16,778	347,407	F	471,405	(82,749)	I	388,656

NET INCOME	$2,258,522	$22,545	$(1,484,949)		$796,118	$(124,124)		$671,994

Earnings per share:
Basic		$0.01			$0.12			$0.12
Diluted		$0.01			$0.11			$0.10

Weighted average shares outstanding:
Basic		3,300,352	3,368,801	G	6,669,153	(862,097)	J	5,807,056
Diluted		3,300,352	4,223,845	H	7,524,197	(862,097)	J	6,662,100

See notes to unaudited pro forma condensed combined financial statements.

Affinity Media International Corp. and Subsidary/Hotels at Home, Inc. and Subsidiaries

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2006

	Hotels at Home, Inc. and Subsidiaries	Affinity Media International Corp. and Subsidiary	Pro Forma Adjustments - No Conversion	Notes	Pro Forma Combined - No Conversion	Pro Forma Adjustments - Maximum Allowable Conversion	Notes	Pro Forma Combined -Maximum Allowable Conversion
	Note K	Note L
REVENUES	$20,800,130	$-	$-		$20,800,130	$-		$20,800,130

COST OF REVENUES	7,464,532	-	-		7,464,532	-		7,464,532

GROSS PROFIT	13,335,598	-	-		13,335,598	-		13,335,598

OPERATING EXPENSES

Selling and marketing expenses	8,440,457	-	-		8,440,457	-		8,440,457
General and administrative expenses	2,160,362	412,170	490,782	N, O	3,063,314	-		3,063,314

Total operating expenses	10,600,819	412,170	490,782		11,503,771	-		11,503,771

Income (loss) before other income and income taxes	2,734,779	(412,170)	(490,782)		1,831,827	-		1,831,827

OTHER INCOME (EXPENSE)

Interest income	104,412	551,090	(551,090)	M	104,412	(104,412)	S	-
Interest expense	-	-	-		-	-		-

Total other income (expense)	104,412	551,090	(551,090)		104,412	(104,412)		-

Income before income taxes	2,839,191	138,920	(1,041,872)		1,936,239	(104,412)		1,831,827
Provision for income taxes	68,167	44,626	641,451	P	754,244	(41,765)	S	712,479

NET INCOME	$2,771,024	$94,294	$(1,683,323)		$1,181,995	$(62,647)		$1,119,348

Earnings per share:
Basic		$0.04			$0.21			$0.24
Diluted		$0.04			$0.19			$0.22

Weighted average shares outstanding:
Basic		2,187,181	3,368,801	Q	5,555,982	(862,097)	T	4,693,885
Diluted		2,187,181	3,874,357	R	6,061,538	(862,097)	T	5,199,441

See notes to unaudited pro forma condensed combined financial statements.

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

1.	Merger Agreement

On July 24, 2007, as amended on January 14, 2008, Affinity Media International Corp., a Delaware corporation (“Affinity”), and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., also a Delaware corporation (“Affinity Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), pursuant to which Hotels will merge into Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of Affinity.  Following consummation of the merger, it is anticipated that Affinity Subsidiary will change its name to Hotels at Home, Inc.  Because Affinity has no other operating business, following the merger, Hotels will effectively become a public company.  Hotels is headquartered in Fairfield, New Jersey, and has a subsidiary located in Fairfield, New Jersey and a subsidiary located in Paris, France.

Affinity was formed as a “special purpose acquisition corporation” and consummated its initial public offering (the “IPO”) on June 9, 2006 and through the initial public offering and the exercise of the over allotment options, sold an aggregate of 3,162,500 Units at $6.00 per Unit. In the IPO, Affinity raised aggregate gross proceeds of $18,975,000. Of this amount, $18,900,750 was placed in trust (the “Trust”). Of this amount, up to $843,750 will be paid to Maxim Group LLC as contingent fees in connection with the initial public offering and the private placement, if and only if a business combination is consummated (the “Deferred Underwriting Compensation”). As of September 30, 2007, the amount in trust, including $1,500,000 of gross proceeds generated from the sale of securities to Affinity's founders and two other non-affiliated investors before the IPO, equaled $19,061,849.  Of such amount, investors holding shares from the IPO who elect to vote against the Merger and convert such shares will be entitled to $6.00 per share. Under the terms of Affinity’s amended and restated certificate of incorporation, because Affinity has entered into the Merger Agreement, Affinity now has until June 9, 2008 to complete this business combination.

2.	Pro Forma Adjustments

Condensed Combined Balance Sheet - as of September 30, 2007

Note 1	Derived from the unaudited condensed consolidated financial statements of Hotels as of September 30, 2007.

Note 2	Derived from the unaudited condensed consolidated financial statements of Affinity as of September 30, 2007.

Note 3	To record the reclassification of the cash held in trust.

Decrease	Cash and cash equivalents held in trust	$18,218,099
Decrease	Cash and cash equivalents held in trust – restricted	843,750
Increase	Cash and cash equivalents	19,061,849

Note 4	Payment of contingent fees to underwriters.

Decrease	Cash and cash equivalents	$843,750
Decrease	Other current liabilities	843,750

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

Condensed Combined Balance Sheet - as of September 30, 2007, continued

Note 5	To record the purchase of the outstanding common stock of Hotels.

Purchase Price:

	Cash	No. of Shares	Value of Shares	Total
To Sellers	$16,000,000	2,456,571	$14,000,735	$30,000,735
Finder’s fees	213,328	32,612	186,672	400,000
Advisor fee	100,000	17,470	100,000	200,000
Other closing costs	500,000	-	-	500,000
	$16,813,328	2,506,653	$14,287, 407	$31,100,735
Common stock and paid-in capital		$251	$14,287,156

Decrease	Cash and cash equivalents	$16,813,328
Increase	Common stock	251
Increase	Additional paid-in capital	14,287,156
Decrease	Additional paid-in capital	31,100,735

Note 6	To reflect the payment of accrued deferred acquisition costs.

Decrease	Deferred acquisition costs	$256,218
Decrease	Accounts payable and accrued expense	165,318
Decrease	Cash and cash equivalents	165,318
Decrease	Additional paid-in capital	256,218

Note 7	Represents the conversion liabilities reflected on Affinity’s books being transferred to equity.

Decrease	Conversion of stock subject to possible conversion	$4,959,226
Increase	Common stock	86
Increase	Additional paid-in capital	4,959,140

Note 8
To record a deferred tax liability for timing differences between book and tax depreciation for property and equipment, at an effective tax rate of 40%, as a result of a change in tax status from Sub Chapter S Corporation to a C Corporation as of September 30, 2007.

Decrease	Additional paid-in capital	$100,000
Increase	Deferred tax liability	100,000

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

Condensed Combined Balance Sheet - as of September 30, 2007, continued

Note 9	To reflect certain distributions to stockholders of Hotels, a Sub Chapter S Corporation, in order to distribute pre tax earnings in connection with income taxes, as prescribed by the Merger Agreement.

Decrease	Cash and cash equivalents	$1,198,854
Decrease	Retained earnings - Hotels	1,198,854

Note 10	To reflect change of corporate status and recapitalization upon consummation of the acquisition.

Decrease	Common Stock - Hotels	$100
Increase	Additional paid-in capital	601,757
Decrease	Accumulated other comprehensive income	7,157
Decrease	Retained earnings	505,016
Decrease	Earnings accumulated during the development stage	89,484

Note 11	To record maximum conversion of approximately 27.26% of outstanding shares (862,097 shares).

Decrease	Common Stock	$86
Decrease	Additional paid-in capital	4,959,140
Increase	Common stock subject to maximum conversion	4,959,226
Decrease	Common stock subject to maximum conversion	4,959,226
Decrease	Cash and cash equivalents	4,959,226

Note 12	To record reduction in contingent underwriter fees, due to maximum conversion.

Increase	Cash and cash equivalents	$213,197
Increase	Additional paid-in capital	213,197

Note 13	To reclassify the cash deficiency to a liability.

Increase	Cash and cash equivalents	$2,512,841
Increase	Cash deficiency liability	2,512,841

Note 14	To re-class the debit balance in additional paid-in capital to deficit.

Increase	Additional paid-in capital	$2,987,539
Decrease	Retained earnings (deficit)	2,987,539

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

For The Nine Months Ended September 30, 2007

Note A	Derived from the unaudited condensed consolidated financial statements of Hotels for the nine months ended September 30, 2007.

Note B	Derived from the unaudited condensed consolidated financial statements of Affinity for the nine months ended September 30, 2007.

Pro Forma Adjustments:

Note C	To eliminate, effective January 1, 2007, interest income earned on investments held in trust fund.

Decrease	Interest income	$749,053

Note D	To record stock based compensation for the amortization of the Black-Scholes value of warrants granted to an officer.

Increase	Stock based compensation	$266,247

Note E	To reflect the increase in base salary to the three key officers of Hotels.

Increase	General and administrative expenses	$122,242

Note F
To record additional tax provision, at an effective tax rate of 37%, as a result of a change in tax status from Sub Chapter S Corporation to a C Corporation for the six months ended September 30, 2007.

Increase	Income tax provision	$347,407

Note G
To record the issuance of 2,506,653 shares of common stock in connection with the merger with Hotels and to adjust the outstanding shares of common stock for 862,148 shares of common stock subject to conversion (not included in Affinity historical outstanding shares) which were not converted.

No. of Shares
To Sellers	2,456,571
Finder’s fees	32,612
Advisor fee	17,470
Shares issued in connection with merger	2,506,653
Adjusting for shares not converted	862,148
Total	3,368,801

Increase	Weighted average shares outstanding-basic	3,368,801

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

For The Nine Months Ended September 30, 2007, continued

Note H
To record the effect on weighted average shares outstanding - diluted, for the warrants issued in connection with the sale of 3,412,500 units in the IPO and private placement and 192,500 units sold in connection with the exercise of the underwriter’s unit purchase option. Dilution consists of the dilutive effect using the treasury stock method of an aggregate of 6,825,000 warrants, and the shares to be issued upon the exercise of the underwriter’s unit purchase option for the purchase of 192,500 units, which shares of common stock and warrants become exercisable upon the consummation of the business combination.

No. of Shares
Shares issued (See Note G)	3,368,801
Dilutive effect of:
Warrants issued in the IPO and the private placement (under the treasury method).	838,158
Shares and warrants issued in connection with the exercise of the unit purchase option	16,886

Increase	Weighted average shares outstanding-diluted	4,223,845

Note I	To reflect the reduction in Hotel’s interest income, net of provision for income taxes (in the case of the maximum allowable conversion).

Decrease	Interest income	$206,873
Decrease	Provision for income taxes	82,749

Note J	To record the conversion of 862,097 shares of common stock

Decrease	Weighted average shares outstanding, basic and diluted	862,097

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

For The Year Ended December 31, 2006

Note K	Derived from the consolidated financial statements of Hotels for the year ended December 31, 2006.

Note L	Derived from the financial statements of Affinity for the year ended December 31, 2006.

Note M	To eliminate, effective January 1, 2006, interest income earned on investments held in trust fund.

Decrease	Interest income	$551,090

Note N	To record stock based compensation for the amortization of the Black-Scholes value of Warrants granted to an officer, utilizing the value at September 30, 2007.

Increase	Stock based compensation	$354,996

Note O	To reflect the increase in base salary to the three key officers of Hotels.

Increase	General and administrative expenses	$135,786

Note P	To record additional tax provision, at an effective tax rate of 39%, as a result of a change in tax status from Sub Chapter S Corporation to a C Corporation for the year ended December 31, 2006.

Increase	Income tax provision	$641,451

Note Q
To record the issuance of 2,515,844 shares of common stock in connection with the merger with Hotels and to adjust the outstanding shares of common stock for 862,148 shares of common stock subject to conversion (not included in Affinity historical outstanding shares) which were not converted.

No. of Shares
To Sellers	2,456,571
Finder’s fees	32,612
Advisor fee	17,470
Shares issued in connection with merger	2,506,653
Adjusting for shares not converted	862,148
Total	3,368,801

Increase	Weighted average shares outstanding-Basic	3,368,801

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDARY/
HOTELS AT HOME, INC. AND SUBSIDARIES
Unaudited Pro Forma Condensed Combined Financial Statements

2.	Pro Forma Adjustments, continued

 For The Year Ended December 31, 2006

Note R
To record the effect on weighted average shares outstanding - diluted, for the warrants issued in connection with the sale of 3,412,500 units in the IPO and private placement. Dilution consists of the dilutive effect utilizing the treasury stock method of an aggregate of 6,825,000 warrants, which shares of common stock and warrants become exercisable upon the consummation of the business combination.

No. of Shares
Shares issued (See Note Q)	3,368,801
Dilutive effect of warrants under the treasury method	505,556
3,874,357

Increase	Weighted average shares outstanding-diluted	3,874,357

Note S	To reflect the reduction in Hotel’s interest income, net of provision for income taxes (in the case of the maximum allowable conversion).

Decrease	Interest income	$104,412
Decrease	Provision for income taxes	41,765

Note T	To record the conversion of 862,097 shares of common stock.

Decrease	Weighted average shares outstanding, basic and diluted	862,097

DIRECTORS AND MANAGEMENT OF AFFINITY FOLLOWING THE
MERGER WITH HOTELS

Following the Merger, it is anticipated that the directors and executive officers of Affinity will be the individuals indicated below.

Name	Age	Position

Peter Engel	72	Chairman of the Board
Michael Ware	56	Chief Executive Officer, President and Director
Robin Ware	53	Chief Operating Officer and Director
Raymond Romano	56	Chief Financial Officer
Howard Cohl	45	Executive Vice President, Strategic Initiatives and Director
[___________]	__	Director

 Please see the section entitled Director Proposal for the information about the Officer and Directors

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. A copy of the code of conduct and ethics will be provided without charge upon request to us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics within 5 business days of such amendment or waiver or as otherwise required by the SEC.

Executive Compensation

No executive officer has received any cash compensation for services rendered. No compensation of any kind, including finder’s and consulting fees, will be paid to any of our founding stockholders, including our officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. If all of our directors are not deemed “independent,” we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our chief executive officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the stated periods.

Summary Compensation Table

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	All Other Compensation $	Total $

Peter H. Engel Chairman, Chief Executive Officer and Treasurer	2006	☐ ----------------------------------------NONE-------------------------------------------- ☐

Outstanding Equity Awards at Year End

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (1) (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have not vested (#)	Market value of shares that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that have not vested (#)	Equity Incentive Plan Awards: Market value of Unearned shares that have not vested ($)

☐ ------------------------------------------------------------------------------------NONE------------------------------------------------------------------------ ☐

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

☐----------------------------------------------------------NONE--------------------------------------------------- ☐

Employment Agreement

As of December 31, 2006, the Company was not a party to any employment agreements. A condition to the parties’ obligation to consummate the Merger is that each Michael Ware, Robin Ware and Raymond Romano has entered into employment agreements with Affinity with all agreements becoming effective upon consummation of the Merger.

Fiscal Year 2006 Stock Option Awards

The Company did not award any stock options in 2006.

 Compensation Actions in 2007

The Company has not made any bonus or salary awards for performance during 2006, nor has it approved any stock option awards for 2006 performance.

Director Compensation Policy

The Company does not currently pay any fees to our directors, nor do we pay directors’ expenses in attending board meetings.

Compensation Committee Information

As no executive officer of Affinity has received any cash or non-cash compensation for services rendered to Affinity, a compensation committee was unnecessary. Subsequent to the consummation of the Merger, the board of directors of Affinity will appoint an additional independent director and establish a compensation committee consisting of two directors who will each qualify as an independent director within the meaning of Rule 121(A) of the American Stock Exchange Company Guide and Rule 10A-3 promulgated under the Securities and Exchange Act of 1934, as amended. The purpose of the compensation committee will be to review and approve compensation paid to Affinity’s officers and to administer the company’s equity compensation plans, including authority to make and modify awards under such plans.

Compensation Arrangements for Directors

Affinity directors do not currently receive any cash compensation for their service as members of the board of directors. Upon consummation of the Acquisition, non-employee directors of Affinity will receive varying levels of compensation for their services as directors based on their eligibility as members of Affinity’s audit and compensation committees. Affinity anticipates determining director compensation in accordance with industry practice and standards.

Performance Graph

We have not included the performance graph index as we became a reporting company on June 5, 2006. We do not expect that our securities will trade at prices much different than the amounts paid for such securities in our initial public offering until such time that we complete a business combination.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2005, we issued 625,000 shares of our common stock to the individuals set forth below for an aggregate amount of $25,000 in cash, at an average purchase price of approximately $0.04 per share, as follows:

Name	Number of Shares	Relationship to Us

Peter H. Engel	331,251	Chairman, chief executive officer and treasurer
Howard Cohl	221,875	President, secretary and director
Peter Dombrowski	37,500	Chief operating officer and director
Michael Arthur	11,458	Director
Marc E. Jaffe	11,458	Director
Fred Tarter	11,458	Special advisor

On February 13, 2006, our Board of Directors authorized a stock dividend of 0.2 shares of common stock for each outstanding share of common stock, effectively lowering the initial purchase price to approximately $.033 per share. Following the stock dividend, there were 750,000 shares of common stock outstanding.

The holders of the majority of these shares will be entitled to require us, on up to two occasions, to register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow, which, except in limited circumstances, is not before three years from the date of our initial public offering. In addition, these stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will bear the expenses incurred in connection with the filing of any such registration statements.

Mr. Engel, our chief executive officer, and two non-affiliated accredited investors purchased 250,000 units from us at a purchase price of $6.00 per unit in a private placement prior to our initial public offering. We have granted the holders of such units demand and “piggy-back” registration rights with respect to the 250,000 shares, the 500,000 warrants and the 500,000 shares underlying the warrants at any time commencing on the date we consummate a business combination. The demand registration may be exercised by the holders of a majority of such units. We will bear the expenses incurred in connection with the filing of any such registration statements.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted.

If such shares are issued, the holders will have demand and “piggy-back” registration rights with respect to these 427,000 shares at any time after we consummate a business combination. The demand registration may be exercised by the holders of a majority of such shares. We will bear the expenses incurred in connection with the filing of any such registration statements.

Howard Cohl, our president, and affiliates of Peter Engel, our chief executive officer, loaned us a total of $235,000, which was used to pay a portion of the expenses of our initial public offering, such as SEC registration fees, NASD registration fees, blue sky fees and certain legal and accounting fees and expenses. These loans were repaid out of the net proceeds of our initial public offering not placed in trust. In addition, prior to our formation, affiliates of Peter Engel paid for certain legal and other expenses on our behalf aggregating $60,000, which we recorded as deferred offering costs. During the period ending December 31, 2005, we repaid Peter Engel’s affiliates in full for the $60,000 amount.

We maintain executive offices at 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025. The costs for this space is included in the $7,500 per-month fee Silverback Books charges us for general and administrative services, including but not limited to receptionist, secretarial and general office services, pursuant to a letter agreement between us and Silverback Books, an affiliate of Messrs. Engel, Cohl and Dombrowski (our chief executive officer, president and chief operating officer, respectively and the chairman, president and chief executive officer of Silverback Books, respectively), provided that $4,500 of such amount shall only be payable from the interest earned on the trust account. This agreement commenced on the date of our initial public offering and shall continue until the earlier of the consummation of a business combination or our dissolution and liquidation of our trust account. We believe, based on rents and fees for similar services in the Los Angeles metropolitan area, that the fee charged by Silverback Books is at least as favorable as we could have obtained from an unaffiliated person.

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged.

Other than the reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of our founding stockholders, officers or directors who owned our common stock prior to our initial public offering, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

Our founding stockholders, will not receive reimbursement for any out-of- pocket expenses incurred by them to the extent that such expenses exceed the amount in the trust fund unless the business combination is consummated and there are sufficient funds available for reimbursement after such consummation. The financial interest of such persons could influence their motivation in selecting a target business and thus, there may be a conflict of interest when determining whether a particular business combination is in the stockholders’ best interest.

After the consummation of a business combination, if any, to the extent our management remains as officers of the resulting business, we anticipate that our officers and directors may enter into employment or consulting agreements, the terms of which shall be negotiated and which we expect to be comparable to employment or consulting agreements with other similarly-situated companies in the publishing industry. Further, after the consummation of a business combination, if any, to the extent our directors remain as directors of the resulting business, we anticipate that they will receive compensation comparable to directors at other similarly-situated companies in the publishing industry.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties and such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of February 11, 2008, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Affinity common stock by (i) each person known by us to be the owner of more than 5% of our outstanding shares of Affinity common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class (3)

Peter H. Engel (11)	480,834	11.6%
Howard Cohl	266,250	6.4%
Peter Dombrowski	45,000	1.1%
Michael Arthur	13,750	* %
Marc E. Jaffe	13,750	* %
F Sapling, LLC (4)	266,909	6.4%
Fir Tree, Inc. (5)	367,500	8.8%
Baupost Group LLC (6)	402,000	9.7%
Millenco LLC (7)	339,350	8.2%
JMG Triton Offshore Fund, Ltd.(8)	215,300	5.2%
Hummingbird Management, LLC(9)	488,000	11.7%
Hudson Bay Capital Management, L.P. (12)	444,000	10.6%
All directors and executive officers as a group (five individuals) (10)	819,584	19.7%

* Less than 1%

(1) Unless otherwise indicated, the business address of each of the individuals is 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025.

(2) Our officers and directors have agreed to surrender to us for cancellation up to an aggregate of 22,156 shares in the event, and to the extent, stockholders exercise their right to redeem their shares for cash upon a business combination. The share amounts do not reflect any surrender of shares.

(3) Based upon 4,162,500 shares of common stock issued and outstanding.

(4) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. The address of Sapling LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree, Inc. is the investment manager for Sapling LLC. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by this entity.

(5) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. Includes 100,591 shares of common stock beneficially held by Fir Tree Recovery Master Fund, LP and 266,909 shares of common stock beneficially held by Sapling, LLC, each of which Fir Tree, Inc. is the investment manager. The address of Fir Tree Inc. is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by these entities.

(6) Based on information contained in a Statement on Schedule 13G filed by Baupost Group, LLC on February 13, 2007. The Baupost Group, L.L.C. (“Baupost”) is a registered investment adviser. SAK Corporation is the Manager of Baupost. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the securities beneficially owned by Baupost.

(7) Based on information contained in a Statement on Schedule 13G/A filed by Millenco LLC on February 5, 2008. Millennium Management, L.L.C., (“Millennium Management”), is the manager of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management

(8) Based on information contained in a Statement on Schedule 13G filed by Pacific Assets Management, LLC (“PAM”) on May 25, 2007. PAM is the investment advisor to JMG Triton Offshore Fund, Ltd. (the “Fund”) and consequently may be deemed to have voting control and investment discretion over securities owned by the Fund. Pacific Capital Management, Inc. “(PCM”) is a member of PAM. Jonathan M. Glaser, Daniel Albert David and Roger Richter are control persons of PCM and PAM. As a result, Messrs. Glaser, David and Richter may be deemed to be beneficial owners of any shares deemed to be beneficially owned by PCM and PAM.

(9) Based on information contained in a Statement on Schedule 13D filed by Hummingbird Management LLC. {Hummingbird”). Hummingbird acts as investment manager to the Hummingbird Value fund, L.P. (“HVF”) and to the Hummingbird Microcap Value Fund, LP (“Microcap”) and has the sole investment discretion and voting authority with respect to the securities owned of record by each. The managing member of Hummingbird is Paul Sonkin. Mr. Sonkin is also the managing member of Hummingbird Capital, LLC, the general partner of each of HVF and Microcap and consequently may be deemed to have voting control and investment discretion over securities owned by each.

(10) Does not include the issuance of up to 427,000 shares of our common stock upon exercise of warrants which may be awarded upon the achievement of certain price targets.

(11) Mr. Engel also holds warrants to purchase 166,668 shares of our common stock at an exercise price of $5.00 per share.

(12) Based on information contained in a statement on Schedule 13G filed by Hudson Bay Capital Management, L.P. Includes 84,360 shares of common stock beneficially held by Hudson Bay Fund, L.P., 137,640 shares of common stock beneficially held by Hudson Bay Overseas Fund, Ltd. and 222,000 shares of common stock beneficially held by Hudson Capital Management, L.P. Hudson Capital Management, L.P. (the “Investment Manager”) is the investment manager for each of Hudson Bay Fund, L.P. and Hudson Bay Overseas Fund, Ltd. Sander Gerber, Yoav Roth and John Doscas are control persons of the Investment Manager and may be deemed to be beneficial owners of shares deemed to be beneficially owned by the Investment Manager.

Except for the shares issued as part of the units in the private placement (which may not be sold, assigned or transferred until we consummate a business combination), all of the shares of our common stock outstanding prior to the date of our initial public offering were placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until the earliest of:
•   three years following the date of our initial public offering; or
•  the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our founding stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of our initial public offering or purchased in the private placement.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted.

Beneficial Ownership following the Merger:

Solely for illustrative purposes, the following table is designed to set forth information regarding the beneficial ownership of Affinity common stock of each person who is anticipated to own greater than 5% of Affinity’s outstanding common stock and each person who will act in the capacity of officer or director following the Merger Proposal, based on the following assumptions:

•	the current ownership of the entities and individuals identified above remains unchanged;

•
the capital structure of Affinity remains as prior to the Merger such that only the pre-Merger number of shares remains 4,162,500 shares of common stock and has not increased as a result of any Affinity warrant exercises.

•	The columns reflecting the beneficial ownership after consummation of Merger assume the issuance of all 2,456,571 shares.

	Beneficial Ownership Of Affinity Media International Corp. Common Stock (3) On February 11, 2008		Beneficial Ownership Of Affinity Media International Corp. Common Stock After Consummation of the Merger
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Peter H. Engel (12)	480,834	11.6%	480,834	7.2%
Howard Cohl (2)	266,250	6.4%	266,250	4.0%
Peter Dombrowski (2)	45,000	1.1%	45,000	* %
Michael Arthur (2)	13,750	* %	13,750	* %
Marc E. Jaffe (2)	13,750	* %	13,750	* %
Sapling, LLC (4)	266,909	6.4%	266,909	4.0%
Fir Tree Recovery Master Fund, LP (5)	367,500	8.8%	367,500	5.5%
Baupost Group LLC (6)	402,000	9.7%	402,000	6.1%
Millenco LLC (7)	280,100	6.7%*	280,100	4.2%
JMG Triton Offshore Fund, Ltd (8)	215,300	5.2%	215,300	3.3%
Hummingbird Management, LLC (9)	488,000	11.7%	488,000	7.4%
Hudson Bay Capital Management, L.P. (14)	444,000	10.6%	444,000	6.7%
Michael Ware (11)			1,044,043	15.7%
Robin Ware (11)			1,044,043	15.7%
Raymond Romano (13)			368,485	5.5%
All current directors and executive officers as a group (5) persons (10)
All post-acquisition directors and executive officers as a group (6) persons

* Represents beneficial ownership of less than 1%.

(1) Unless otherwise indicated, the business address of each of the individuals is 1850 Sawtelle Blvd., Suite 470, Los Angeles, CA 90025.

(2) Our officers and directors have agreed to surrender to us for cancellation up to an aggregate of 22,156 shares in the event, and to the extent, stockholders exercise their right to redeem their shares for cash upon a business combination. The share amounts do not reflect any surrender of shares.

(3) Based upon 4,162,500 shares of common stock issued and outstanding.

(4) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. The address of Sapling LLC is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Fir Tree, Inc. is the investment manager for Sapling LLC. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by this entity.

(5) Based on information contained in a Statement on Schedule 13G/A filed by Fir Tree, Inc. on February 14, 2007. Includes 100,591 shares of common stock beneficially held by Fir Tree Recovery Master Fund, LP and 266,909 shares of common stock beneficially held by Sapling, LLC, each of which Fir Tree, Inc. is the investment manager. The address of Fir Tree Inc. is 535 Fifth Avenue, 31st Floor, New York, New York 10017. Jeffrey Tannenbaum is the President of Fir Tree, Inc. and has the power to vote or dispose of the securities held by these entities.

(6) Based on information contained in a Statement on Schedule 13G filed by Baupost Group, LLC on February 13, 2007. The Baupost Group, L.L.C. (“Baupost”) is a registered investment adviser. SAK Corporation is the Manager of Baupost. Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the securities beneficially owned by Baupost.

(7) Based on information contained in a Statement on Schedule 13G/A filed by Millenco LLC on February 5, 2008. Millennium Management, L.L.C., (“Millennium Management”), is the manager of Millenco, and consequently may be deemed to have voting control and investment discretion over securities owned by Millenco. Israel A. Englander (“Mr. Englander”) is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Millennium Management

(8) Based on information contained in a Statement on Schedule 13G filed by Pacific Assets Management, LLC (“PAM”) on May 25, 2007. PAM is the investment advisor to JMG Triton Offshore Fund, Ltd. (the “Fund”) and consequently may be deemed to have voting control and investment discretion over securities owned by the Fund. Pacific Capital Management, Inc. “(PCM”) is a member of PAM. Jonathan M. Glaser, Daniel Albert David and Roger Richter are control persons of PCM and PAM. As a result, Messrs. Glaser, David and Richter may be deemed to be beneficial owners of any shares deemed to be beneficially owned by PCM and PAM.

(9) Based on information contained in a Statement on Schedule 13D filed by Hummingbird Management LLC. (“Hummingbird”). Hummingbird acts as investment manager to the Hummingbird Value fund, L.P. (“HVF”) and to the Hummingbird Microcap Value Fund, LP (“Microcap”) and has the sole investment discretion and voting authority with respect to the securities owned of record by each. The managing member of Hummingbird is Paul Sonkin. Mr. Sonkin is also the managing member of Hummingbird Capital, LLC, the general partner of each of HVF and Microcap and consequently may be deemed to have voting control and investment discretion over securities owned by each.

(10) Does not include the issuance of up to 427,000 shares of our common stock upon exercise of warrants which may be awarded upon the achievement of certain price targets.

(11) The business address of each of the individuals is 2 Daniel Road East, Fairfield, NJ, 07004.

(12) Mr Engel also holds warrants to purchase 166,668 shares of our common stock at an exercise price of $5.00 per share.

(13) Mr. Romano also holds warrants to purchase 300,000 shares of common stock at an exercise price of $6.26.

(14) Based on information contained in a statement on Schedule 13G filed by Hudson Bay Capital Management, L.P. Includes 84,360 shares of common stock beneficially held by Hudson Bay Fund, L.P., 137,640 shares of common stock beneficially held by Hudson Bay Overseas Fund, Ltd. and 222,000 shares of common stock beneficially held by Hudson Capital Management, L.P. Hudson Capital Management, L.P. (the “Investment Manager”) is the investment manager for each of Hudson Bay Fund, L.P. and Hudson Bay Overseas Fund, Ltd. Sander Gerber, Yoav Roth and John Doscas are control persons of the Investment Manager and may be deemed to be beneficial owners of shares deemed to be beneficially owned by the Investment Manager.

Except for the shares issued as part of the units in the private placement (which may not be sold, assigned or transferred until we consummate a business combination), all of the shares of our common stock outstanding prior to the date of our initial public offering were placed in escrow with American Stock Transfer & Trust Company, as escrow agent, until the earliest of:
•  three years following the date of our initial public offering; or
•  the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating a business combination with a target business.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except to their spouses and children or trusts established for their benefit, but will retain all other rights as our stockholders including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of our founding stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to the date of our initial public offering or purchased in the private placement.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Hotels

Historical market price information regarding the Hotels common stock is not provided because there is no public market for the Hotels stock. Hotels is a privately-owned entity.

Dividends Upon Completion of the Merger

Upon completion of the Merger, Affinity does not intend to pay any dividends on its shares of common stock. Rather, it intends to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future. The combined company also expects that any loan or credit facilities that it enters into will limit its ability to pay dividends.

    DESCRIPTION OF SECURITIES

General

Affinity is currently authorized to issue 15,000,000 shares of common stock, par value $.0001, and 1,000,000 shares of preferred stock, par value $.0001. As of January 22, 2008, 4,162,500 shares of common stock are outstanding. No shares of preferred stock are currently outstanding.

Common stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. However, if we become subject to Section 2115(b) of the California Corporation Code, our stockholders will have the right to cumulative voting in the election of directors. In connection with the vote required for any business combination, all of our initial stockholders, including all of our officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to the IPO (but not purchased in the private placement) in accordance with the vote of the public stockholders owning a majority of the shares of our common stock sold in the IPO. Our initial stockholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

We will proceed with a business combination only if a majority of the shares of common stock included in the units sold in the IPO and the private placement and cast at the meeting are voted in favor of the business combination, and public stockholders owning 27.26% or less of the shares sold in the IPO exercise their conversion rights discussed below. Voting against the business combination alone will not result in conversion of a stockholder’s shares into a pro rata share of the trust fund. Such stockholder must have also exercised its conversion rights described below. Even if 27.26% or less of the stockholders, as described above, exercise their conversion rights, we may be unable to consummate a business combination if such conversion leaves us with funds insufficient to meet the 80% net asset threshold required for a business combination, and we may be forced to either find additional financing to consummate such a business combination, consummate a different business combination or dissolve and liquidate to our public stockholders our trust account as part of our plan of dissolution and liquidation.

Our board of directors is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

If we are forced to dissolve and liquidate to our public stockholders our trust account as part of our plan of dissolution and liquidation prior to a business combination, our public stockholders are entitled to share ratably in the trust fund, inclusive of any interest, if any, not previously paid to us, net of taxes, if any. The term public stockholders means the holders of common stock sold as part of the units in the IPO or in the open market but excludes our officers and directors or their nominees or designees with respect to the shares included in the units they have agreed to purchase in the private placement since they have waived their conversion and right to liquidation distributions from our trust account in connection with our dissolution as part of our plan of dissolution and liquidation with respect to these shares.

Our inital stockholders have also agreed to waive their respective rights to participate in any liquidation of the trust account in connection with our dissolution occurring upon our failure to consummate a business combination as well as to vote for any plan of dissolution and liquidation submitted to our stockholders with respect to those shares of common stock acquired by them prior to the IPO or in the private placement.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock (which does not include shares of common stock purchased by initial stockholders or their designees in connection with the private placement) converted to cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units.

Preferred stock

Our certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock are being issued or registered in the IPO. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

Affinity currently has warrants outstanding to purchase 6,825,000 shares of Affinity common stock. Each warrant entitles the registered holder to purchase one share of Affinity’s common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination; or

•	June 5, 2007.

The warrants will expire on June 4, 2010, at 5:00 p.m., New York City time. Affinity may call the warrants for redemption, in whole and not in part, at a price of $.01 per warrant at any time after the warrants become exercisable, upon not less than 30 days’ prior written notice of redemption to each warrant holder, if, and only if, the last reported sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrant holders.

The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and Affinity.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or Affinity’s recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to Affinity, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, Affinity will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $6.60 per share for each day during any five day period, Messrs. Engel, Cohl and Dombrowski, our chief executive officer, president and chief operating officer, respectively (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an aggregate of 200,000 shares of our common stock for $.10 per share. If, at any time within five years of the consummation of a business combination, our publicly-traded common stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period, these same persons (so long as they are either an officer, director, employee or consultant to us) will receive warrants allowing them to purchase an additional 227,000 shares in the aggregate of our common stock, also for $.10 per share. All such warrants will be exercisable for a period of five years from the date on which they are granted. If such shares are issued, the holders will have demand and “piggy-back” registration rights with respect to these 427,000 shares at any time after we consummate a business combination. The demand registration may be exercised by the holders of a majority of such shares. We will bear the expenses incurred in connection with the filing of any such registration statements.

The warrants owned by our officers and directors will be worthless if we do not consummate a business combination. The personal and financial interests of these individuals may influence their motivation in identifying and selecting a target business and completing a business combination in a timely manner. Consequently, our officers and directors’ discretion in identifying and selecting a suitable target business may result in a conflict of interest when determining whether the terms, conditions and timing of a particular business combination are appropriate and in our stockholders’ best interest. As a result of the founding director warrants being non-redeemable, holders of the founding director warrants, or their permitted transferees, could realize a larger gain than our public warrant holders.

Unit Purchase Option

In connection with its IPO, Affinity agreed to sell to Maxim Group LLC, the underwriter in Affinity’s IPO, for $100, an option to purchase up to a total of 192,500 units. The units issuable upon exercise of this option are identical to those offered in Affinity’s IPO. This option is exercisable at $6.60 per unit commencing on the later of the consummation of a business combination and June 5, 2007 and expiring June 9, 2011.  The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or Affinity’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price or for any issuances in connection with the Merger Proposal.

Transfer Agent and Warrant Agent

The transfer agent for Affinity’s common stock and warrant agent for Affinity’s warrants is American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza level, New York, New York, 10038.

STOCKHOLDER PROPOSALS

We do not anticipate holding any meeting of stockholders during 2008 other than the Special Meeting. Assuming that the Merger is consummated, the Affinity 2008 annual meeting of stockholders will be held on or about _______ __, 2008, unless the date is changed by the Board of Directors. If you are a stockholder and you want to include a proposal in the proxy statement for the 2008 annual meeting, you need to provide it to us by no later than __________, 200__.

WHERE YOU CAN FIND MORE INFORMATION

Affinity files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Affinity with the SEC at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Affinity files its reports, proxy statements and other information electronically with the SEC. You may access information on Affinity at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to Affinity has been supplied by Affinity, and all such information relating to Hotels has been supplied by Hotels. Information provided by either of Affinity or Hotels does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the acquisition or the financing, you should contact:

Affinity Media International Corp.
Attn: Howard Cohl, Secretary
1850 Sawtelle Blvd., Suite 470
Los Angeles, California 90025
(310) 479-1555

INDEX TO FINANCIAL STATEMENTS

HOTELS AT HOME

INDEX TO FINANCIAL STATEMENTS

Hotels at Home, Inc.
Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F1-1
Consolidated Balance Sheets – December 31, 2006 and 2005	F1-2
Consolidated Statements of Income and Comprehensive Income – For the Years ended December 31, 2006 and 2005	F1-3
Consolidated Statements of Stockholders’ Equity – For the Years ended December 31, 2006 and 2005	F1-4
Consolidated Statements of Cash Flows – For the Years ended December 31, 2006 and 2005	F1-5
Notes to Consolidated Financial Statements	F1-6

Unaudited Condensed Consolidated Financial Statements
Condensed Consolidated Balance Sheet – September 30, 2007 and September 30, 2006	F1-18
Condensed Consolidated Statements of Income and Comprehensive Income – For the Nine months ended September 30, 2007 and 2006	F1-19
Condensed Consolidated Statements of Stockholders’ Equity – For the Nine months ended September 30, 2007 and 2006	F1-20
Condensed Consolidated Statements of Cash Flows – For the Nine months ended September 30, 2007 and 2006	F1-21
Notes to Condensed Consolidated Financial Statements	F1-22

Affinity Media International, Corp.
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F2-1
Balance Sheet – December 31, 2006	F2-2
Statements of Operations – For the year ended December 31, 2006 and for the periods from August 12, 2005 (inception) to December 31, 2005 and December 31, 2006	F2-3
Statements of Changes in Stockholders’ Equity (Deficit) – For the period from August 12, 2005 (inception) to December 31, 2005 and December 31, 2006	F2-4
Statements of Cash Flows – For the year ended December 31, 2006 and the periods from August 12, 2005 (inception) to December 31, 2005 and December 31, 2006	F2-5
Notes to Financial Statements	F2-7

Unaudited Condensed Consolidated Financial Statements
Condensed Consolidated Balance Sheet – September 30, 2007	F2-14
Condensed Consolidated Statements of Operations – For the three and nine months ended September 30, 2007 and 2006 and for the period August 12, 2005 (inception) through September 30, 2007	F2-15
Condensed Consolidated Statements of Cash Flows – For the nine months ended September 30, 2007 and 2006 and for the period August 12, 2005 (inception) through September 30, 2007	F2-16
Notes to Condensed Consolidated Financial Statements	F2-18

F-1

RBSM LLP
Certified Public Accountants

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Hotels at Home, Inc.

We have audited the accompanying consolidated balance sheets of Hotels at Home, Inc. (the "Company") as of December 31, 2006 and 2005 and the related consolidated statements of income and comprehensive income, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

RBSM LLP
Certified Public Accountants

New York, New York
September 19, 2007

F1-1

HOTELS AT HOME, INC.
Consolidated Balance Sheets
As of December 31, 2006 and 2005

	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,154,397	$2,794,534
Accounts receivable, net of allowance for doubtful accounts	767,012	257,658
Inventories	1,502,277	1,116,300
Prepaid expenses and other
Current assets	237,021	87,288
Total Current Assets	5,660,707	4,255,780

PROPERTY AND EQUIPMENT	588,503	580,063

OTHER ASSETS:
Security deposits	65,689	31,536
Trademarks	17,869	17,869
	83,558	49,405
	$6,332,768	$4,885,248
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$13,048	$34,319
Accounts payable and accrued expenses	3,350,020	2,654,820
Notes payable - stockholder	-	155,044
Customer deposits	931,000	834,778
Income taxes	60,764	21,499
Total Current Liabilities	4,354,832	3,700,460

OTHER LIABILITIES:
Long-term debt, less current maturities	-	13,048
Deferred state income taxes	4,000	4,000
	4,000	17,048
COMMITMENTS

STOCKHOLDERS' EQUITY:

Common stock 2,500 shares authorized, no par value 850 shares issued and outstanding	100	100
Accumulated other comprehensive income (loss)	8,320	(16,489)
Retained earnings	1,965,516	1,184,129
	1,973,936	1,167,740
	$6,332,768	$4,885,248

See accompanying notes to consolidated financial statements

F1-2

HOTELS AT HOME, INC.
Consolidated Statements of Income and Comprehensive Income
For the Years Ended December 31, 2006 and 2005

	Years Ended December 31,
	2006	2005

Revenues	$20,800,130	$16,209,869

Cost of revenues	7,464,532	6,109,998

Gross Profit	13,335,598	10,099,871

Operating Expenses:
Sales and marketing expenses	8,440,457	6,630,264
General and administrative expenses	2,160,362	1,861,630
Total Operating Expenses	10,600,819	8,491,894

Income before other income and income taxes	2,734,779	1,607,977

Other income - interest income	104,412	62,405

Income before provision for income taxes	2,839,191	1,670,382

Provision for income taxes	68,167	20,000

Net income applicable to common shareholders	$2,771,024	$1,650,382

Net income per share, basic and diluted	$3,260	$1,942

Weighted average shares outstanding - basic and dilutive	850	850

Net income	$2,771,024	$1,650,382

Other comprehensive income (loss) Gain (loss) on foreign currency translation	24,809	(12,049)

Comprehensive income	$2,795,833	$1,638,333

See accompanying notes to consolidated financial statements

F1-3

HOTELS AT HOME, INC.
Consolidated Statements of Stockholders’ Equity
For the Years Ended December 31, 2006 and 2005

			Accumulated
			Other		Total
	Common stock		Comprehensive	Retained	Stockholders'
	Shares	Amount	income (loss)	Earnings	Equity

Balance at December 31, 2004	850	$100	$(4,440)	$1,280,367	$1,276,027
Distribution to stockholders				(1,746,620)	(1,746,620)
Other comprehensive income (loss)			(12,049)		(12,049)
Net income for the year ended December 31, 2005				1,650,382	1,650,382
Balance at December 31, 2005	850	100	(16,489)	1,184,129	1,167,740
Distribution to stockholders				(1,989,637)	(1,989,637)
Other comprehensive income (loss)			24,809		24,809
Net income for the year ended December 31, 2006				2,771,024	2,771,024
Balance at December 31, 2006	850	$100	$8,320	$1,965,516	$1,973,936

See accompanying notes to consolidated financial statements

F1-4

HOTELS AT HOME, INC.
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005

	Years Ended December 31,
	2006	2005
Operating Activities:
Net income	$2,771,024	$1,650,382

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	196,079	134,858
Loss on fixed asset disposal	-	1,948
Changes in operating assets and liabilities:
Accounts receivable	(509,354)	(274,658)
Inventory	(385,977)	(358,657)
Prepaid expenses and other current assets	(149,733)	(30,325)
Security deposits	(34,153)	995
Accounts payable and accrued expenses	695,201	122,130
Increase (decrease) in customer deposits	96,222	(28,992)
Increase (decrease) in income taxes payable	39,265	(4,649)
Net Cash Provided By Operating Activities	2,718,574	1,213,032

Investing Activities:
Purchase of property and equipment	(204,520)	(399,661)
Purchase of trademarks	-	(17,869)
Net Cash Used In Investing Activities	(204,520)	(417,530)

Financing Activities:
Repayments of long term debt	(34,319)	(43,436)
Repayments of note payable- stockholder	(155,044)	-
Distributions to stockholders	(1,989,637)	(958,540)
Net Cash Used In Financing Activities	(2,179,000)	(1,001,976)

Effect of Foreign Exchange Rate changes on Cash	24,809	(12,049)

Net Increase (Decrease) in Cash	359,863	(218,523)

Cash - Beginning of Year	2,794,534	3,013,057

Cash - End of Year	$3,154,397	$2,794,534

See accompanying notes to consolidated financial statements

F1-5

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -Summary of Significant Accounting Policies:

Principles of Consolidation

The consolidated financial statements include the accounts of Hotels At Home, Inc. (“HAH or the Company”) and its wholly-owned subsidiaries, Roth Associates Interactive, Inc. (“Roth”) and Hotels At Home S.A.S. (“SAS” and, together with HAH and Roth, the "Companies"). All significant intercompany accounts and transactions have been eliminated in consolidation.

Nature of Business

HAH and SAS are in the business of selling specific hotel related products to hotel guests principally through catalogs placed in hotel rooms and via the internet. These products include beds, bedding, towels, robes, artwork, china, linens, ergonomic lamps and specialty items.

HAH and SAS have entered into fulfillment and retail program agreements with various hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel. The profit sharing provisions payable to the hotels is a percentage of the net receipts less all costs and expenses incurred with respect to the sales of the products. The agreements also specify certain discounted sales to be excluded from the profit sharing provisions which are subject to distribution to the hotels. These include sales to hotel employees and other approved discount sales programs.

HAH sells principally to customers in the United States and Canada. SAS sells principally to customers in Europe.

Roth provides marketing and website development services principally to HAH.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Accounts Receivable

Sales occur principally through credit card orders. Accounts receivable consist of amounts due for sales to the hotels directly, sales to retail establishments directed by the hotels and from uncleared credit card transactions at period end. The Company evaluates its allowance for doubtful accounts monthly. Account balances are written-off against the allowance when it is probable that the receivable will not be recovered. The Company recorded an allowance for doubtful accounts of $17,000 at December 31, 2006 and 2005, respectively.

F1-6

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -Summary of Significant Accounting Policies (continued):

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash equivalents and receivables.
The Companies maintain cash deposits with banks that at times exceed applicable insurance limits. The Companies reduce their exposure to credit risk by maintaining such deposits with high quality financial institutions. The Company does not believe that, as a result of this concentration, it is subject to any unusual financial risk beyond the normal risk associated with commercial banking relationships.

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market. Inventories consist entirely of finished goods.

Property and Equipment

Property and equipment is stated at cost. The Company follows the policy of providing for depreciation five to ten years for warehouse equipment, three to seven years for furniture, fixtures and office equipment. Leasehold improvements are amortized over the terms of the related lease.

Internal-Use Software and Website Development

Included in property and equipment is the capitalized cost of internal-use software and website development, including software used to upgrade and enhance websites and processes supporting the business of the Company. As required by Statement of Position 98-1,  Accounting for the Costs of Computer Software Developed or Obtained for Internal Use,  the Company capitalizes costs incurred during the application development stage of internal-use software and amortizes these costs over the estimated useful life of three years for website development and one to five years for software. Costs incurred related to design or maintenance of internal-use software are expensed as incurred.
During the years ended December 31, 2006 and 2005, the Company capitalized $85,977 and $256,604, respectively, of costs associated with internal-use software and website development, which are partially offset by amortization of previously capitalized amounts of $77,957 and $46,091 for those respective periods.

Trademarks

Trademarks obtained by HAH have indefinite lives and are subject to at least an annual assessment for impairment. At December 31, 2006 and 2005, there was no impairment loss recorded.

Foreign currency translation

For the Company’s subsidiary located in France, the subsidiary’s local currency is considered its functional currency. As a result, all of the subsidiary’s assets and liabilities are translated into U.S. dollars at exchange rates existing at the balance sheet dates, revenue and expenses are translated at weighted average exchange rates, and stockholders’ equity is recorded at historical exchange rates. The resulting foreign currency translation adjustments are recorded as a separate component of stockholders’ equity in the consolidated balance sheets as part of accumulated other comprehensive income (loss). Transaction gains and losses are included in other income (expense) in the consolidated financial statements and have not been significant for any periods presented.

F1-7

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -Summary of Significant Accounting Policies (continued):

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, inventory, other receivables, accounts payable, accrued expenses, customer deposits and deferred revenue, the carrying amounts approximate fair value due to their short maturities.

Revenues

The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB 104") No. 104 "Revenue Recognition." Revenues consist primarily of product sales and shipping and handling charges and are net of promotional discounts. Product returns are accounted for as reductions in sales. There is no provision for sales returns recorded at December 31, 2006 and 2005 because the Company's have estimated this amount to not be significant. The majorities of the Company's sales are made either through the Internet and or over the phone and are paid for at the time of the order with a credit card. Revenue is recognized at the time warehouse goods are shipped or when drop shipments from vendors are received and signed for by the customers.

Net freight and shipping costs billed to customers is classified as revenue in accordance with Financial Accounting Standards Board ("FASB") Task Force's Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs" ("EITF No. 00-10").

Cost of Revenues

Cost of revenues consist of cost of revenues from product sales. Cost of revenues from product sales include the cost of products sold and inbound freight related to these products.

Sales and Marketing

Sales and marketing expenses include distributions related to the fulfillment and retail program agreements, fulfillment costs, customer care costs, credit card fees, advertising and promotional expenses, and payroll related marketing functions.

Advertising Costs

The Company incurred advertising costs of $16,006 and $89,508 during 2006 and 2005, respectively.  Advertising costs are charged to operations when incurred.

Catalog Amortization

Prepaid catalog costs include photography, paper, printing, postage and production costs. Such costs are capitalized as prepaid catalog costs and are amortized over the term as stipulated in the hotel agreements. which period of future benefit does not exceed 12 months. Prepaid catalog costs are evaluated for realizability at each reporting period. If the carrying amount is in excess of the estimated probable remaining future net benefit of the catalog, the excess is expensed in the reporting period.

F1-8

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -Summary of Significant Accounting Policies (continued):

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with FAS No. 109 “Accounting for Income Taxes”. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

HAH and Roth have elected to be treated under the Internal Revenue Code as Small Business Corporations (S Corporations). Accordingly, all federal income taxes relating to their profits and losses are the personal responsibility of their stockholders. HAH and Roth have also elected to be treated as S Corporations for New Jersey state tax purposes. The New Jersey S Corporation elections require the stockholders to pay tax on the Corporate profits, and in addition the Corporations are required to pay state income tax at a rate not to exceed .67% in 2006 and 1.33% in 2005.

SAS is incorporated in France and incurs corporation income taxes at the rate of 33.33%.

Stock Based Compensation

On January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R)") supersedes the Company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

During the years ended and as of December 31, 2006 and 2005, there were no stock options granted or outstanding to employees.

Earnings Per Share

The Company reports earnings per share in accordance with SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

F1-9

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - Recent Accounting Pronouncements:

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140”, to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006.  This adoption of this statement is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

On September 15, 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). No. 157 addresses how companies should measure fair value when they are required to use a fair value require the fair value of an asset or liability to be based on a market based measure which will reflect the credit risk of the company. SFAS No. 157 will also require expanded disclosure requirements which will include the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. SFAS No. 157 will be applied prospectively and will be effective for fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS 158”). SFAS 158 requires us to record the funded status of its defined benefit pension and other postretirement plans in its financial statements. We are required to record an asset in its financial statements if a plan is overfunded or record a liability in its financial statements if a plan is underfunded with a corresponding offset to shareholders’ equity. Previously unrecognized assets and liabilities are recorded as a component of shareholders’ equity in accumulated other comprehensive income, net of applicable income taxes. SFAS 158 also requires us to measure the value of our assets and liabilities as of the end of our fiscal year ending after December 15, 2008. We have implemented SFAS 158 using the required prospective method. The recognition provisions of SFAS 158 are effective for the fiscal year ending after December 15, 2006. We do not expect that adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

F1-10

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 - Recent Accounting Pronouncements (continued):

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on our financial condition or results of operations.

On July 13, 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (“FIN No. 48”). FIN No. 48 clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN No. 48 will require companies to include additional qualitative and quantitative disclosures within their financial statements. The disclosures will include potential tax benefits from positions taken for tax return purposes that have not been recognized for financial reporting purposes and a tabular presentation of significant changes during each period. The disclosures will also include a discussion of the nature of uncertainties, factors which could cause a change, and an estimated range of reasonably possible changes in tax uncertainties. FIN No. 48 will also require a company to recognize a financial statement benefit for a position taken for tax return purposes when it will be more-likely-than-not that the position will be sustained. FIN No. 48 will be effective for fiscal years beginning after December 15, 2006.

In December 2006, the FASB issued FSP EITF 00-19-2, Accounting for Registration Payment Arrangements ("FSP 00-19-2") which addresses accounting for registration payment arrangements. FSP 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with FASB Statement No. 5, Accounting for Contingencies. FSP 00-19-2 further clarifies that a financial instrument subject to a registration payment arrangement should be accounted for in accordance with other applicable generally accepted accounting principles without regard to the contingent obligation to transfer consideration pursuant to the registration payment arrangement. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to the issuance of EITF 00-19-2, this guidance is effective for financial statements issued for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years. We have not yet determined the impact that the adoption of FSP 00-19-2 will have on our financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006 which for the Company would be February 1, 2007.  The adoption of SAB No. 108 is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

Note 3- Inventories:

Inventories consist of finished goods available for sale.

F1-11

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4- Other current assets:

Other current assets consist of the following:

	As of December 31,
	2006	2005

Prepaid Catalogs	$113,059	$69,097
Prepaid Profit Sharing Contribution	100,000	-
Prepaid Service Contracts	12,578	7,438
Prepaid Insurance	11,384	10,753
	$237,021	$87,288

Note 5- Property and Equipment:

Property and equipment consists of the following:

	As of December 31,
	2006	2005

Software and website development	$570,121	$464,894
Warehouse equipment	44,276	31,956
Furniture, fixtures and office equipment	445,606	356,395
Mailing lists	-	32,082
Leasehold improvements	56,280	56,280
	1,116,283	941,607
Less: Accumulated depreciation and amortization	527,780	361,544
Net property and equipment	$588,503	$580,063

Depreciation and amortization of property and equipment totaled $196,079 and $134,858 for the years ended December 31, 2006 and 2005, respectively.

Note 6- Long-Term Debt:

Long-term debt consists of the following:

	As of December 31,
	2006	2005

Capital lease - equipment (A)	$-	$9,330
Note payable - software (B)	13,048	38,309
	13,048	47,639
Less: amount representing interest	-	(272)
	13,048	47,367
Less: Current maturities	13,048	34,319
	$-	$13,048

(A) The lease is secured by computer equipment and payable in monthly installments of $1,703 through March 2006 with a final payment of $3,998 in April 2006. Interest has been computed at 6%.

(B) The note is secured by software and is payable in monthly installments of $2,202, including interest at 4.35% through June 2007.

F1-12

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7- Accounts Payable and Accrued Liabilities:

Accounts payable and accrued liabilities consists of the following:

	As of December 31,
	2006	2005

Trade accounts payable and distributions to hotels	$3,257,183	$2,547,383
Accrued payroll and related costs	40,678	88,155
Other	52,159	19,282
	$3,350,020	$2,654,820

Note 8- Customer Deposits:

Customer deposits principally consist of cleared credit card transactions received from customers which are recorded as a liability until the products are shipped and/or confirmed by the customer. As of December 31, 2006 and 2005, customer deposits totaled $931,000 and $834,778, respectively.

Note 9- Related Party Transactions:

Related party loan payable

At December 31, 2005, a loan payable totaling $155,044 was due to one of the stockholders of HAH. The loan was unsecured with interest at 5%. During 2006, this loan was paid in full and the interest was forgiven by the stockholder.

Related party purchases

HAH utilizes a purchasing agent for certain product purchases which is owned by the principal stockholders of HAH. For the year ended December 31, 2006 and 2005, purchases of these items were approximately $125,000 and $204,000, respectively.

Stockholder Distributions

During 2005, HAH recorded distributions to stockholders of $633,036 by recording a reduction to loans receivable due from one of the principal stockholders of HAH in the same amount. The loans were made to the stockholder prior to December 31, 2005. In addition, HAH recorded distributions to stockholders of $155,044 by recording a note payable (see above) due to another stockholder of HAH in the same amount.

Note 10- Stockholders’ Equity:

The Company is incorporated in Delaware and has 2,500 authorized shares of common stock, no par value per share ("Common Stock"). As of December 31, 2006 and 2005, 850 shares of Common Stock were issued and outstanding.

F1-13

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11- Commitments and Contingencies

Fulfillment and Retail Program Agreements

HAH and SAS have entered into fulfillment and retail program agreements with various hotel and hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel. The profit sharing provisions payable to the hotels are calculated by subtracting direct and allocated costs, and expenses incurred with respect to the sales of the products. The various agreements have terms that expire from two to four years and expire at various intervals. The hotel chains generally maintain the right to terminate The Company classifies distributions related to the fulfillment and retail program agreements as part of sales and marketing expense in the Consolidated Statements of Income. During the years ended December 31, 2006 and 2005, distributions related to the fulfillment and retail program agreements to participating hotels totaled $6,006,411 and $4,677,278, respectively.

Operating Leases

The Company leased the following facilities under non-cancelable lease agreements at December 31, 2006:

12,500 square feet of office and warehouse space located at 2 Daniel road, Fairfield, NJ 07004 under an operating lease at the rate of $10,417 per month which expires on October 31, 2007.

4,000 square feet of office and warehouse space located at 5 Daniel Road, Fairfield, NJ 07004 under a n operating lease at the rate of $3,000 per month which expires on January 31, 2008.

17,900 square feet of office and warehouse space located at Paris Nord 2, 74 Rue De La Belle Etoile, BP 52379 95942 Roissy CDG Cedex, France under an operating lease at the rate of $12,816 per month which expires on December 15, 2009. Hotels at Home, Inc is guarantor of the lease up to a maximum of $175,000.

Minimum future rental payments for the Companies' office and warehouse facilities under non-cancelable operating leases having terms in excess of one year as of December 31, 2006 are:

Year Ending December 31,

2007	$207,466
2008	146,229
2009	146,229
$499,924

For the years ended December 31, 2006 and 2005, rent expense totaled $178,077 and $172,039, respectively.

Litigation

In August 2006, Roth Capital Partners filed a civil complaint against the Company alleging breach of contract in failing to complete an oral agreement to sell the domain name Roth.com. Additionally, the complaint alleged a violation of the anticybersquatting consumer protection act. See Subsequent Event (Note 17).

F1-14

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12- Income Taxes:

For financial reporting purposes, income before income taxes includes the following during the years ended December 31:

	2006	2005
United States income	$2,659,372	$1,608,982
Foreign income	179,819	61,400
	$2,839,191	$1,670,382

Significant components of the provision for income taxes are as follows:

	2006	2005
Current:
Federal	$-	$-
State	12,076	$20,000
Foreign	56,091	-

Total current	$68,167	$20,000

The differences between the federal statutory rate and the effective tax rate as a percentage of income before taxes are as follows:

	2006	2005
State income tax rate	0.67%	1.33%
Foreign income taxes	32.00%	-%

Differences between the application of accounting principles and tax laws cause differences between the bases of certain assets and liabilities for financial reporting purposes and tax purposes. The tax effects of these differences, to the extent they are temporary, are recorded as deferred tax assets and liabilities. Significant components of the Company's deferred tax assets and liabilities at December 31 were deemed to be immaterial.

F1-15

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13- Retirement Plan:

HAH and Roth sponsor a discretionary noncontributory profit-sharing plan that covers substantially all full-time employees who meet age and service requirements. Contributions to the plan are at the discretion of the HAH Board of Directors. Contributions totaled $169,520 for 2006 and $144,731 for 2005.

Note 14- Concentrations:

Fulfillment and Retail Programs

The Companies sign contracts with fulfillment and retail program agreements with hotel management entities whereby, the Companies market hotel related products to hotel guests via catalogs and customized websites. For the year ended December 31, 2006, three of the programs owned by one hotel management company represented approximately 54% of the Companies total revenue. Programs owned by two other hotel management companies represented approximately 14% and 12%, respectively, of the Companies total revenue for the year ended December 31, 2006. However, no one customer accounted for greater than 1% of total revenue.

For the year ended December 31, 2005, three of the programs owned by one hotel management company represented approximately 74% of the Companies total revenue. Programs owned by three other programs owned by another hotel management company represented approximately 10% of the Companies total revenue for the year ended December 31, 2005. However, no one customer accounted for greater than 1% of total revenue.

Suppliers

The Companies purchase products developed by the hotel management entities from vendors selected by the hotel management entities. Alternative vendors do not exist for many products. Similarly, one vendor could be a component in multiple collateral programs. For the year ended December 31, 2006, two vendors accounted for approximately 31%, and 14% of purchases, respectively. For the year ended December 31, 2005, two vendors accounted for approximately 41%, and 10% of purchases, respectively.

Note 15- Geographic Information:

The Company has one reportable business segment which is operated through geographic locations. Those geographic segments are United States, Canada and Europe.

Information about operations by geographic area as of December 31, 2006 and for the year then ended is as follows:

	United States	Canada	Europe	Eliminations	Consolidated

Revenues	$17,615,980	$665,538	$2,518,612	$-	$20,800,130
Net income	$2,646,180	$19,888	$104,956	$-	$2,771,024

Assets	$5,195,620	$600,891	$1,335,762	$(799,505)	$6,332,768
Liabilities	(3,356,933)	(566,999)	(1,190,322)	755,422	(4,358,832)
Stockholders' Equity	$1,838,687	$33,892	$145,440	$(44,083)	$1,973,936

F1-16

HOTELS AT HOME, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 15- Geographic Information (continued):

Information about operations by geographic area as of December 31, 2005 and for the year then ended is as follows:

	United States	Canada	Europe	Eliminations	Consolidated

Revenues	$14,868,268	$71,286	$1,270,315	$-	$16,209,869
Net income	$1,540,524	$14,004	$95,854	$-	$1,650,382

Assets	$4,523,869	$172,981	$679,172	$(490,774)	$4,885,248
Liabilities	(3,341,726)	(158,977)	(647,095)	430,290	(3,717,508)
Stockholders equity	$1,182,143	$14,004	$32,077	$(60,484)	$1,167,740

Note 16- Statements of Cash Flows:

For purposes of the statement of cash flows, the Companies consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Companies made cash expenditures for interest and income taxes as follows:

	Year Ended December 31
	2006	2005
Interest	$951	$5,250
Income taxes	$30,000	$25,000

Non-Cash Transactions:

During 2005, HAH recorded distributions to stockholders of $633,036 by recording a reduction to loans receivable due from one of the principal stockholders of HAH in the same amount. The loans were made to the stockholder prior to December 31, 2005. In addition, HAH recorded distributions to stockholders of $155,044 by recording a note payable due to another stockholder of HAH in the same amount.

Note 17- Subsequent Event:

On July 24, 2007, the shareholders of the Company agreed to sell 100% of their outstanding stock to Affinity Media International Corp. (OTC:AFMI.OB) (“Affinity Media”), a special purpose acquisition company. Under the terms of the agreement, Hotels At Home will merge with and into a subsidiary of Affinity Media. The surviving entity in the merger will be named Hotels At Home, Inc. The transaction is subject to the review of proxy materials of Affinity Media by the Securities and Exchange Commission (SEC), shareholder approval by the holders of the initial public offering (IPO) of shares of Affinity Media, Affinity Media obtaining a fairness opinion satisfactory to it and other customary closing conditions.

In June 2007, the Company settled a lawsuit brought against it by Roth Capital Partners concerning the domain name roth.com which name was owned by the Company. The Company agreed to transfer ownership of roth.com in exchange for a payment of $120,000.

F1-17

HOTELS AT HOME, INC.
Condensed Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)

2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$2,015,557
Accounts receivable, net of allowance for doubtful accounts	371,917
Marketable securities	528,206
Inventories	2,322,341
Prepaid expenses and other	319,251
Total Current Assets	5,557,272 `

PROPERTY AND EQUIPMENT	754,162

OTHER ASSETS:
Security deposits	24,459
Trademarks	73,192
97,651
$6,409,085

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$63,395
Accounts payable and accrued expenses	3,304,204
Customer deposits	1,107,382
Income taxes	79,950
Total Current Liabilities	4,554,931

OTHER LIABILITIES:
Long term debt (less current portion)	139,027
Deferred state income taxes	4,000
143,027

COMMITMENTS

STOCKHOLDER' EQUITY:
Common stock 2,500 shares authorized, no par value
850 shares issued and outstanding	100
Accumulated other comprehensive income	7,157
Retained earnings	1,703,870
1,711,127

$6,409,085

See accompanying notes to unaudited condensed consolidated financial statements

F1-18

HOTELS AT HOME, INC.
Condensed Consolidated Statements of Income and Comprehensive Income
For the Nine Months Ended September 30, 2007 and 2006
(Unaudited)

	2007	2006

Revenues	$17,254,688	$13,989,704

Cost of revenues	6,384,879	4,980,883
Gross profit	10,869,809	9,008,821

Operating expenses
Sales and marketing expenses	6,554,949	5,565,854
General and administrative expenses	2,155,991	1,663,495
Total operating expenses	8,710,940	7,229,349

Income before other income and income taxes	2,158,869	1,779,472

Other income	206,873	64,709

Income before income taxes	2,365,742	1,844,181

Provision for income taxes	107,220	63,490

Net income applicable to common shareholders	2,258,522	1,780,691

Net income per share, basic and diluted	$2,657	$2,095

Weighted average shares outstanding -
basic and dilutive	850	850

Net income	$2,258,522	$1,780,691

Other comprehensive (loss) income
Unrealized loss on marketable securities	(30,984)
Gain (loss) on foreign currency translation	29,821	7,304
Total comprehensive (loss) income	(1,163)	7,304

Comprehensive income	$2,257,359	$1,787,995

See accompanying notes to unaudited condensed consolidated financial statements

F1-19

HOTELS AT HOME, INC.
Condensed Consolidated Statement of Stockholders' Equity
For the Nine Months Ended September 30, 2007 and 2006
(Unaudited)

			Accumulated
	Common		Other		Total
	stock		Comprehensive	Retained	Stockholders
	Shares	Amount	income (loss)	Earnings	Equity
Balance at December 31, 2005	850	$100	$(16,489)	$1,184,129	$1,167,740

Distribution to stockholders				(1,699,891)	(1,699,891)
Other comprehensive income (loss)			7,304		7,304
Net income for the nine months ended September 30, 2006				1,780,691	1,780,691
Balance at September 30, 2006	850	100	(9,185)	1,264,929	1,255,844

Distribution to stockholders				(289,746)	(289,746)
Other comprehensive income (loss)			17,505		17,505
Net income for the three months ended December 31, 2006				990,333	990,333
Balance at December 31, 2006	850	100	8,320	1,965,516	1,973,936

Distribution to stockholders				(2,520,168)	(2,520,168)
Other comprehensive income (loss)			(1,163)		(1,163)
Net income for the nine months ended September 30, 2007				2,258,522	2,258,522
Balance at September 30, 2007	850	$100	$7,157	$1,703,870	$1,711,127

See accompanying notes to unaudited condensed consolidated financial statements

F1-20

HOTELS AT HOME, INC.
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended September 30, 2007 and 2006
(Unaudited)

	2007	2006
Operating activities:
Net income	$2,258,522	$1,780,691

Adjustments to reconcile net income to net
cash provided by operating activities:

Depreciation & amortization	174,303	114,029
Changes in operating assets and liabilities:
Accounts receivable	395,095	(16,911)
Inventory	(820,064)	(533,945)
Prepaid expenses and other current assets	(82,230)	(46,285)
Accounts payable and accrued expenses	(45,816)	61,049
Increase (decrease) in customer deposits	176,382	242,882
Increase (decrease) in income taxes payable	19,186	31,000

Net cash provided by operating activities	2,075,378	1,632,510

Investing activities:
Purchase of property and equipment	(126,061)	(92,536)
Purchase of marketable securities	(559,190)	-
Increase in trademarks	(6,590)	-
Increase in security deposits	(7,503)	(956)

Net cash used in investing activities	(699,344)	(93,492)

Financing activities:
Repayments of note payable - stockholder	-	(80,000)
Repayments of long term debt	(24,527)	(20,000)
Distributions to stockholders	(2,520,168)	(1,699,891)

Net cash used in financing activities	(2,544,695)	(1,805,667)

Effect of foreign exchange rate changes on cash	29,821	7,304

Net increase (decrease) in cash	(1,138,840)	(259,345)

Cash - beginning of period	3,154,397	2,794,534

Cash - end of period	$2,015,557	$2,535,189

See accompanying notes to unaudited condensed consolidated financial statements

F1-21

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies:

General

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Accordingly, the results from operations for the nine months ended September 30, 2007, are not necessarily indicative of the results that may be expected for the year ending December 31, 2007.

Principles of Consolidation

The unaudited consolidated financial statements include the accounts of Hotels At Home, Inc. (“HAH” or the “Company”) and its wholly-owned subsidiaries, Roth Associates Interactive, Inc. (“Roth”), and Hotels At Home S.A.S. (“SAS”). All significant intercompany accounts and transactions have been eliminated in consolidation.

Nature of Business

HAH and SAS are in the business of selling specific hotel related products to hotel guests principally through catalogs placed in hotel rooms and via the internet. These products include beds, bedding, towels, robes, artwork, china, linens, ergonomic lamps and specialty items. Roth provides marketing and website development services principally to HAH.

HAH and SAS have entered into fulfillment and retail program agreements with various hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel. The profit sharing provisions payable to the hotels is a percentage of the net receipts less all costs and expenses incurred with respect to the sales of the products. The agreements also specify certain discounted sales to be excluded from the net revenues which are subject to distribution to the hotels. These include sales to hotel employees and other approved discount sales programs.

HAH sells principally to customers in the United States and Canada. SAS sells principally to customers in Europe.

F1-22

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies, continued:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Accounts Receivable

Sales occur principally through credit card orders. Accounts receivable consist of amounts due for sales to the hotels directly, sales to retail establishments directed by the hotels and from uncleared credit card transactions at period end. The Company evaluates its allowance for doubtful accounts monthly. Account balances are written-off against the allowance when it is probable that the receivable will not be recovered. The Company recorded an allowance for doubtful accounts of $17,000 at September 30, 2007.

Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash equivalents and receivables.

The Company maintains cash deposits with banks that at times exceed applicable insurance limits. The Company reduces its exposure to credit risk by maintaining such deposits with high quality financial institutions. The Company does not believe that, as a result of this concentration, it is subject to any unusual financial risk beyond the normal risk associated with commercial banking relationships.

Marketable Securities

Marketable securities consist of investments with original or remaining maturities of more than three months but less than twelve months. In accordance with the Company’s investment policy, all short-term investments are invested in “investment grade” rated securities with a minimum of A or better ratings. Currently, most of the Company’s short-term investments have AA or better ratings. Marketable securities are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on securities classified as available-for-sale are recorded as a separate component of stockholders’ equity. Unrealized losses on securities classified as available-for-sale that are determined to be other-than-temporary are reported in earnings. Realized gains and losses are reported in earnings.

Inventories

Inventories are stated at the lower of cost (first-in, first-out method) or market. Inventories consist entirely of finished goods.

F1-23

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies, continued:

Property and Equipment

Property and equipment is stated at cost. The Company follows the policy of providing for depreciation five to ten years for warehouse equipment and three to seven years for furniture, fixtures and office equipment. Leasehold improvements are amortized over the terms of the related lease.

Internal-Use Software and Website Development

Included in property and equipment is the capitalized cost of internal-use software and website development, including software used to upgrade and enhance websites and processes supporting the business of the Company. As required by Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, the Company capitalizes costs incurred during the application development stage of internal-use software and amortizes these costs over the estimated useful life of three years for website development and one to five years for software. Costs incurred related to design or maintenance of internal-use software are expensed as incurred.

During the nine months ended September 30, 2007, the Company capitalized $55,136 of costs associated with internal-use software and website development, which are partially offset by amortization of previously capitalized amounts of $5,395.

Trademarks

Trademarks obtained by HAH have indefinite lives and are subject to at least an annual assessment for impairment. At September 30, 2007, there was no impairment loss recorded.

Foreign currency translation

For the Company’s subsidiary located in France, the subsidiary’s local currency is considered its functional currency. As a result, all of the subsidiary’s assets and liabilities are translated into U.S. dollars at exchange rates existing at the balance sheet dates, revenue and expenses are translated at weighted average exchange rates, and stockholders’ equity is recorded at historical exchange rates. The resulting foreign currency translation adjustments are recorded as a separate component of stockholders’ equity in the consolidated balance sheets as part of accumulated other comprehensive income (loss). Transaction gains and losses are included in other income (expense) in the consolidated financial statements and have not been significant for any periods presented.

F1-24

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies, continued:

Fair Value of Financial Instruments

For certain financial instruments of the Company including cash and cash equivalents, accounts receivable, inventory, other receivables, accounts payable, accrued expenses, customer deposits and deferred revenue, the carrying amounts approximate fair value due to their short maturities.

Revenues

The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB 104") No. 104 "Revenue Recognition." Revenues consist primarily of product sales and shipping and handling charges and are net of promotional discounts. Product returns are accounted for as reductions in sales. There is no provision for sales returns recorded at September 30, 2007 and 2006 because the Company has estimated this amount to not be significant. The majority of the Company’s sales are made either through the Internet and or over the phone and are paid for at the time of the order with a credit card. Revenue is recognized at the time warehouse goods are shipped or when drop shipments from vendors are received and signed for by the customer.

Net freight and shipping costs billed to customers is classified as revenue in accordance with Financial Accounting Standards Board ("FASB") Task Force's Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs" ("EITF No. 00-10").

Cost of Revenues

Cost of revenues consists of cost of revenues from product sales. Cost of revenues from product sales include the cost of products sold and inbound freight related to these products.

Sales and Marketing

Sales and marketing expenses include distributions related to the fulfillment and retail program agreements, fulfillment costs, customer care costs, credit card fees, advertising and promotional expenses, and payroll related marketing functions.

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising costs for the nine months ended September 30, 2007 and 2006 were not significant.

F1-25

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies, continued:

Catalog Amortization

Prepaid catalog costs include photography, paper, printing, postage and production costs. Such costs are capitalized as prepaid catalog costs and are amortized over the term as stipulated in the hotel agreements of which period of future benefit does not exceed 12 months. Prepaid catalog costs are evaluated for realizability at each reporting period. If the carrying amount is in excess of the estimated probable remaining future net benefit of the catalog, the excess is expensed in the reporting period.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with FAS No. 109 “Accounting for Income Taxes”. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

HAH and Roth have elected to be treated under the Internal Revenue Code as Small Business Corporations (S Corporations). Accordingly, all federal income taxes relating to their profits and losses are the personal responsibility of their stockholders. HAH and Roth have also elected to be treated as S Corporations for New Jersey state tax purposes. The New Jersey S Corporation elections requires the stockholders of the corporation to pay tax on corporate profits, and in addition the corporation is required to pay state income tax at a rate not to exceed .67%.

SAS is incorporated in France and incurs corporation income taxes at the rate of 33.33%.

Stock Based Compensation

On January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123 (R)) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to a Employee Stock Purchase Plan based on the estimated fair values. SFAS 123 (R) supersedes the Company's previous accounting under Accounting Principles Board Opinion No.25, "Accounting for Stock Issued to Employees" ("APB 25") for the periods beginning fiscal 2006.

During the nine months ended and as of September 30, 2007 and 2006, there were no stock options granted or outstanding to employees.

F1-26

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 1 -Summary of Significant Accounting Policies, continued:

Earnings Per Share

The Company reports earnings per share in accordance with SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares available. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Note 2 - Recent Accounting Pronouncements:

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140”, to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, to permit fair value re-measurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity's first fiscal year beginning after September 15, 2006.  This adoption of this statement is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

F1-27

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 2 - Recent Accounting Pronouncements, continued:

On September 15, 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). No. 157 addresses how companies should measure fair value when they are required to use a fair value require the fair value of an asset or liability to be based on a market based measure which will reflect the credit risk of the company. SFAS No. 157 will also require expanded disclosure requirements which will include the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. SFAS No. 157 will be applied prospectively and will be effective for fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS 158”). SFAS 158 requires us to record the funded status of its defined benefit pension and other postretirement plans in its financial statements. We are required to record an asset in its financial statements if a plan is overfunded or record a liability in its financial statements if a plan is underfunded with a corresponding offset to shareholders’ equity. Previously unrecognized assets and liabilities are recorded as a component of shareholders’ equity in accumulated other comprehensive income, net of applicable income taxes. SFAS 158 also requires us to measure the value of our assets and liabilities as of the end of our fiscal year ending after December 15, 2008. We have implemented SFAS 158 using the required prospective method. The recognition provisions of SFAS 158 are effective for the fiscal year ending after December 15, 2006. We do not expect that adoption of this new standard to have a material impact on our financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on our financial condition or results of operations.

On July 13, 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (“FIN No. 48”). FIN No. 48 clarifies what criteria must be met prior to recognition of the financial statement benefit of a position taken in a tax return. FIN No. 48 will require companies to include additional qualitative and quantitative disclosures within their financial statements. The disclosures will include potential tax benefits from positions taken for tax return purposes that have not been recognized for financial reporting purposes and a tabular presentation of significant changes during each period. The disclosures will also include a discussion of the nature of uncertainties, factors which could cause a change, and an estimated range of reasonably possible changes in tax uncertainties. FIN No. 48 will also require a company to recognize a financial statement benefit for a position taken for tax return purposes when it will be more-likely-than-not that the position will be sustained. FIN No. 48 will be effective for fiscal years beginning after December 15, 2006.

F1-28

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 2 - Recent Accounting Pronouncements, continued:

In December 2006, the FASB issued FSP EITF 00-19-2, Accounting for Registration Payment Arrangements ("FSP 00-19-2") which addresses accounting for registration payment arrangements. FSP 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with FASB Statement No. 5, Accounting for Contingencies. FSP 00-19-2 further clarifies that a financial instrument subject to a registration payment arrangement should be accounted for in accordance with other applicable generally accepted accounting principles without regard to the contingent obligation to transfer consideration pursuant to the registration payment arrangement. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to the issuance of EITF 00-19-2, this guidance is effective for financial statements issued for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years. We have not yet determined the impact that the adoption of FSP 00-19-2 will have on our financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006 which for the Company would be February 1, 2007.  The adoption of SAB No. 108 is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

Note 3 - Marketable Securities:

Marketable securities consist of the following:
As of September 30, 2007
Corporate equities	$258,888
Mortgage bonds	243,402
Mutual funds	25,916
$528,206

The Company recorded unrealized losses of $30,984 and realized gains of $18,040 for the nine months ended September 30, 2007.

F1-29

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 4 - Other current assets:

Other current assets consist of the following:
As of September 30, 2007
Prepaid Merger Expenses	$268,000
Prepaid catalogs	28,448
Prepaid service contracts	1,226
Prepaid insurance	21,537
$319,251

Note 5 - Property and Equipment:

Property and equipment consist of the following:

As of September 30, 2007
Software and website development	$565,257
Warehouse equipment	22,657
Furniture, fixtures and office equipment	754,820
Leasehold improvements	56,280
1,399,014
Less: Accumulated depreciation and amortization	644,852
Net property and equipment	$754,162

Depreciation and amortization of property and equipment totaled $174,303 for the nine months ended September 30, 2007.

Note 6 - Accounts Payable and Accrued Liabilities:

Accounts payable and accrued liabilities consist of the following:

As of September 30, 2007

Trade accounts payable and distributions to hotels	$3,052,961
Accrued payroll and related costs	215,187
Other	36,056
$3,304,204

Note 7 - Customer Deposits:

Customer deposits principally consist of cleared credit card transactions received from customers which are recorded as a liability until the products are shipped and/or confirmed by the customer. As of September 30, 2007, customer deposits totaled $1,107,382.

F1-30

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 8 - Related Party Transactions:

Related party purchases

HAH utilizes a purchasing agent for certain product purchases which is owned by the principal stockholders of HAH. For the nine months ended September 30, 2007, purchases of these items were approximately $210,000.

Note 9 - Long Term Debt:

Capital leases included in property and equipment at September 30, 2007 are approximately as follows:

Computer equipment	$256,275
Less: accumulated depreciation	53,171
$203,104

Long-term consists of a capital lease secured by computer equipment and payable in 35 monthly installments of $6,415 and a final payment of $9,218 payable July 20, 2010. Interest has been computed at 7.8% .

The following is a schedule of future minimum lease payments under capital leases and the present value of such payments as of September 30, 2007:

2008	$76,982
2009	76,982
2010	73,370

Total minimum lease payments	227,334
Less: amount representing interest	24,912
Present value of net minimum lease payments	$202,422

Note 10 - Stockholders’ Equity:

The Company is incorporated in Delaware and has 2,500 authorized shares of common stock, no par value per share ("Common Stock"). As of September 30, 2007, 850 shares of common stock were issued and outstanding.

F1-31

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 11 - Other Income:

Other income consists of the following:
	For the Period ending
	September 30, 2007	September 30, 2006
Sale of Roth.com web domain	$107,950	–
Realized gains on sales of marketable securities	18,040	–
Interest and dividend income	80,883	64,709
	$206,873	$64,709

Note 12 - Commitments and Contingencies:

Fulfillment and Retail Program Agreements

HAH and SAS have entered into fulfillment and retail program agreements with various hotel and hotel chains to sell the hotels’ branded products. The fulfillment and retail program agreements include various profit sharing provisions to be paid to each hotel. The profit sharing provisions payable to the hotels are less direct and allocated costs and expenses incurred with respect to the sales of the products. The various agreements have terms that expire from two to four years and expire at various intervals. The hotel chains generally maintain the right to terminate During the nine months ended September 30, 2007 and 2006, distributions of net revenues to participating hotels totaled $4,850,216 and $4,093,502, respectively.

Operating Leases

The Company leased the following facilities under non-cancelable lease agreements at September 30, 2007:

12,500 square feet of office and warehouse space located 2 Daniel Road, Fairfield, NJ 07004 under an operating lease at the rate of $10,417 per month which expired on October 31, 2007.

4,000 square feet of office and warehouse space located at 5 Daniel Road, Fairfield, NJ 07004 under an operating lease at the rate of $3,000 per month which expires on January 31, 2008.

17,900 square feet of office and warehouse space located at Paris Nord 2, 74 Rue De La Belle Etoile, BP 52379 95942 Roissy CDG Cedex, France under an operating lease at the rate of $12,186 per month which initially expires on December 15, 2009. HAH is the guarantor of the lease up to a maximum of $175,000.

F1-32

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 12 - Commitments and Contingencies, continued:

Minimum future rental payments for the Companies office and warehouse facilities under non-cancelable operating leases having terms in excess of one year as of September 30, 2007 are:

2008	$155,232
2009	146,232
2010	36,558
$338,022

For the nine months ended September 30, 2007 and 2006, rent expense totaled $183,557 and $105,264, respectively.

Note 13- Retirement Plan:

HAH and Roth sponsor a discretionary noncontributory profit-sharing plan that covers substantially all full-time employees who meet age and service requirements. Contributions to the plan are at the discretion of the HAH Board of Directors. The Company accrued contributions of $135,000 and $120,000 for the nine months ended September 30, 2007 and 2006, respectively. The plan will be terminated effective December 31, 2007 and replaced by a minimum contributory 401K plan.

Note 14- Concentrations:

Fulfillment and Retail Programs

The Company signs contracts with fulfillment and retail program agreements with hotel management entities whereby, the Company markets hotel related products to hotel guests via catalogs and customized websites. For the nine months ended September 30, 2007, four of the programs owned by one hotel management company represented approximately 45% of the Companies total revenue. Programs owned by three other hotel management companies represented approximately 16%, 15% and 13%, respectively; of the Companies total revenue for the nine months ended September 30, 2007. However, no one customer accounted for greater than 1% of total revenue.

For the nine months ended September 30, 2006, nine of the programs owned by one hotel management company represented approximately 56% of the Company’s total revenue. Programs owned by two other hotel management company represented approximately 12% and 11% respectively; of the Company total revenue for the nine months ended September 30, 2006. However, no one customer accounted for greater than 1% of total revenue.

F1-33

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 14- Concentrations, continued:

Suppliers

The Company purchases products developed by the hotel management entities from vendors selected by the hotel management entities. Alternative vendors do not exist for many products. Similarly, one vendor could be a component in multiple collateral programs. For the nine months ended September 30, 2007, two vendors accounted for approximately 30.2%, and 11.7% of purchases, respectively. For the nine months ended September 30, 2006, two vendors accounted for approximately 37.4%, and 15% of purchases, respectively.

Litigation

In September 2007, the Company settled a lawsuit brought against it by Roth Capital Partners concerning the domain name roth.com of which name was owned by the Company. The Company agreed to transfer ownership of roth.com in exchange for a payment of $120,000. This amount is included in other income net of related legal fees incurred of $12,050.

Note 15- Geographic Information:

The Company has one reportable business segment which is operated through geographic locations. Those geographic segments are United States, Canada and Europe.

Information about operations by geographic area as of September 30, 2007 and for the nine months then ended is as follows:

	United States	Canada	Europe	Eliminations	Consolidated

Revenues	$13,901,604	$336,376	$3,016,708	$-	$17,254,688
Net income	$2,036,537	$11,286	$210,699	$-	$2,258,522

Assets	$4,796,760	$233,400	$1,564,051	$(185,126)	$6,409,085
Liabilities	(3,472,689)	(188,222)	(1,176,173)	139,126	(4,697,958)
Stockholders Equity	$1,324,071	$45,178	$387,878	$(46,000)	$1,711,127

F1-34

HOTELS AT HOME, INC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2007 and 2006
(Unaudited)

Note 15- Geographic Information, continued:

Information about operations by geographic area as of September 30, 2006 and for the nine months then ended is as follows:

	United States	Canada	Europe	Eliminations	Consolidated

Revenues	$12,014,896	$437,409	$1,537,399	$-	$13,989,704
Net income	$1,709,392	$4,742	$66,557		$1,780,691

Assets	$4,427,844	$464,374	$978,203	$(650,915)	$5,219,506
Liabilities	(3,236,200)	(445,628)	(886,749)	604,915	(3,963,662)
Stockholders equity	$1,191,644	$18,746	$91,454	$(46,000)	$1,255,844

Note 16- Statements of Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company made cash expenditures for interest and income taxes as follows:

	Nine months Ended September 30,
	2007	2006
Interest	$1,352	$951
Income taxes	$132,517	$30,000

Non cash investing and financing transactions:

	Nine months Ended September 30,
	2007	2006

Equipment acquired under capital leases	$213,901	$-

Note 17- Merger:

On July 24, 2007 the shareholders of the Company agreed to sell 100% of their outstanding stock to Affinity Media International Corp. (OTC:AFMI.ob) (“Affinity Media”), a special purpose acquisition company. Under the terms of the agreement, HAH will merge with and into a subsidiary of Affinity Media. The surviving entity in the merger will be named Hotels At Home, Inc. The transaction is subject to the review of proxy materials of Affinity Media by the Securities and Exchange Commission (SEC), shareholder approval by the holders of a majority of shares issued in the initial public offering (IPO) of shares of Affinity Media, Affinity Media obtaining a fairness opinion satisfactory to it and other customary closing conditions. Affinity Media anticipates completing the transaction in the first quarter of 2008.

F1-35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Affinity Media International Corp.

We have audited the accompanying balance sheet of Affinity Media International Corp. (a development stage enterprise) (the “Company”) as of December 31, 2006, and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the year ended December 31, 2006, for the period from August 12, 2005 (inception) through December 31, 2005 and for the period from August 12, 2005 (inception) through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, as well as evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Affinity Media International Corp. (a development stage enterprise) as of December 31, 2006 and the results of its operations and cash flows for the year ended December 31, 2006, for the period from August 12, 2005 (inception) through December 31, 2005 and for the period from August 12, 2005 (inception) through December 31, 2006 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s certificate of incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a business combination prior to December 9, 2007 or June 9, 2008, if certain extension criteria have been satisfied. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum & Kliegman LLP
 New York, New York
March 30, 2007

F2-1

Affinity Media International Corp.
(A Development Stage Enterprise)
BALANCE SHEET
December 31, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$88,877
Cash and cash equivalents held in trust	18,247,795
Cash and cash equivalents held in trust - restricted	843,750
Interest receivable	84,609
Prepaid expenses	18,986

Total Current Assets	19,284,017

CURRENT LIABILITIES
Accrued expenses	$46,468
Other current liabilities (See Note 4)	843,750

Total Current Liabilities	890,218

Common stock subject to possible redemption, 862,148 shares at conversion value	4,959,226

COMMITMENTS

STOCKHOLDERS' EQUITY

Preferred stock - $.0001 par value; 1,000,000 shares authorized; none issued or outstanding	-
Common stock - $.0001 par value; 15,000,000 shares authorized; 4,162,500 shares issued and outstanding, (which includes 862,148 shares subject to possible conversion)	330
Additional paid-in capital	13,367,304
Earnings accumulated during the development stage	66,939
Total stockholders’ equity	13,434,573
Total Liabilities and Stockholders’ Equity	$19,284,017

The accompany notes are an integral part of these financial statements.

F2-2

Affinity Media International Corp.
(A Development Stage Enterprise)
STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2006	For the period from August 12, 2005 (Inception) through December 31, 2005	For the period from August 12, 2005 (Inception) through December 31, 2006

OPERATING EXPENSES

Administrative cost allowance - related party	$52,500	$-	$52,500
Marketing, general and administrative expenses	359,670	27,355	387,025

Total operating expenses	412,170	27,355	439,525

OTHER INCOME

Interest income	551,090	-	551,090

Total other income	551,090	-	551,090

Net income (loss) before income taxes	138,920	(27,355)	111,565
Provision for income taxes	44,626	-	44,626

NET INCOME (LOSS)	$94,294	$(27,355)	$66,939

Earnings per share:
Basic	$0.04	$(0.04)
Diluted	$0.04	$(0.04)

Weighted average shares outstanding:
Basic	2,187,181	750,000 (1)

Diluted	2,187,181	750,000 (1)

(1) Share amounts have been restated to reflect a stock dividend, effected on February 13, 2006, of 0.2 shares of common stock for each share of common stock outstanding at December 31, 2005.

The accompany notes are an integral part of these financial statements.

F2-3

Affinity Media International Corp.
(A Development Stage Enterprise)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
For the Period From August 12, 2005 (Inception) Through December 31, 2006

	Common stock		Additional Paid-In	Earnings (deficit) accumulated during the Development	Total Stockholders' Equity
	Shares	Amount	Capital	Stage	(Deficit)

Common stock issued on August 12, 2005 at $0.033 per share (1)	750,000	$75	$24,925	$-	$25,000

Net loss for the period August 12, 2005 (Inception) to December 31, 2005	-	-	-	(27,355)	(27,355)

Balance at December 31, 2005	750,000	75	24,925	(27,355)	(2,355)

Sale of 250,000 units, net of underwriters’ discount, on May 9, 2006 at $6.00 per share	250,000	25	1,364,975	-	1,365,000

Sale of 2,750,000 units, net of underwriters’ discount and offering expenses (includes 749,700 shares subject to conversion) on June 9, 2006 at $6.00 per share	2,750,000	275	14,659,485	-	14,659,760

Proceeds subject to possible conversion of 749,700 shares at $5.76 per share	(749,700)	(75)	(4,318,197)	-	(4,318,272)

Proceeds from issuance of option	-	-	100	-	100

Sale of 412,500 units, net of underwriters’ discount and offering expenses (includes 112,448 shares subject to conversion) on June 29, 2006 at $6.00 per share	412,500	41	2,276,959	-	2,277,000

Proceeds subject to possible conversion of 112,448 shares at $5.70 per share	(112,448)	(11)	(640,943)	-	(640,954)

Net income for the year ended December 31, 2006	-	-	-	94,294	94,294

Balance at December 31, 2006	3,300,352	$330	$13,367,304	$66,939	$13,434,573

(1) Share amounts have been restated to reflect a stock dividend, effected on February 13, 2006, of 0.2 shares of common stock for each outstanding share of common stock at December 31, 2005.

The accompany notes are an integral part of these financial statements.

F2-4

Affinity Media International Corp.
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS

	For the period from January 1 through December 31, 2006	For the period from August 12, 2005 (Inception) through December 31, 2005	For the period from August 12, 2005 (Inception) through December 31, 2006
Cash Flows From Operating Activities
Net income (loss)	$94,294	$(27,355)	66,939
Changes in operating assets and liabilities:
Prepaid expenses	(18,986)	-	(18,986)
Interest receivable	(84,609)	-	(84,609)
Accrued expenses	32,116	14,352	46,468
Net cash provided by (used in) operating activities	22,815	(13,003)	9,812

Cash Flows From Investing Activities
Cash and cash equivalents held in trust fund	(18,247,795)	-	(18,247,795)
Cash and cash equivalents held in trust fund - restricted	(843,750)	-	(843,750)
Net cash used in investing activities	(19,091,545)	-	(19,091,545)

Cash Flows From Financing Activities
Proceeds from the sale of common stock	-	25,000	25,000
Proceeds from notes payable-related party	-	235,000	235,000
Net proceeds of private offering	1,365,000	-	1,365,000
Gross proceeds of public offering	18,975,000	-	18,975,000
Payments of costs of public and private offering and deferred offering costs	(1,053,134)	(81,356)	(1,134,490)
Repayment of advance from founding stockholder	-	(60,000)	(60,000)
Repayment of notes payable - related party	(235,000)	0	(235,000)
Proceeds from issuance of option	100	-	100
Net cash provided by financing activities	19,051,966	118,644	19,170,610

Net (Decrease) Increase in Cash	(16,764)	105,641	88,877

Cash and Cash Equivalents - Beginning of the Period	105,641	-	-
Cash and Cash Equivalents- End of the Period	$88,877	$105,641	$88,877

The accompany notes are an integral part of these financial statements.

F2-5

Affinity Media International Corp.
(A Development Stage Enterprise)
STATEMENTS OF CASH FLOWS, continued

	For the period from January 1 through December 31, 2006	For the period from August 12, 2005 (Inception) through December 31, 2005	For the period from August 12, 2005 (Inception) through December 31, 2006
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

Non-Cash Financing Activities:
Deferred offering cost advanced from founding stockholders	$-	$60,000	$60,000

Accrual of other current liability for offering costs	$843,750	$-	$843,750

The accompany notes are an integral part of these financial statements.

F2-6

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Organization, Business and Operations

Affinity Media International Corp. (a development stage enterprise) (“Affinity” or the “Company”) was incorporated in Delaware on August 12, 2005 as a blank check company whose objective is to acquire an operating business or businesses in the publishing industry located in the United States.

At December 31, 2006, the Company had not yet commenced any operations. All activity through December 31, 2006 relates to the Company’s formation, completion of the Public Offering described below and the identification of a suitable Business Combination, as defined below. Affinity has selected December 31 as its year end.

The registration statement of the Company’s initial public offering (“Public Offering”) was declared effective on June 5, 2006. The Company consummated its Public Offering on June 9, 2006 and received net proceeds of approximately $14,660,000, after reserving $720,000 for contingent underwriting compensation which is included in other current liabilities. Prior to the Public Offering, the Company consummated a private placement (“Private Placement”) and received net proceeds of $1,365,000. Both the Public Offering and the Private Placement are discussed in Note 4. On June 29, 2006, the Company consummated the funding of the Underwriter’s over-allotment option from the Public Offering, receiving net proceeds of approximately $2,277,000, after reserving $123,750 for contingent underwriting compensation which is included in other current liabilities.

Substantially all of the net proceeds of the Public Offering and the Private Placement are intended to be generally applied toward consummating a business combination with an operating business or businesses in the publishing industry (“Business Combination”). Pursuant to the agreement with the Underwriter (see Note 4), the Company’s initial Business Combination must be with a business or businesses having a collective fair market value, as determined by the board of directors of the Company, equal to at least 80% of the Company’s net assets at the time of such acquisition. Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $18,900,750 of the net proceeds from the initial Public Offering and Private Placement, is held in a trust account (“Trust Account”) and invested in government securities or certain money market funds until the earlier of the consummation of the Company’s first Business Combination or the Company’s dissolution and liquidation of the Trust Account to the Company’s Public Stockholders (as defined below) as part of any plan of dissolution and liquidation approved by a majority of the Company’s stockholders. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting expenses, as well as due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business or businesses, will submit such transaction for stockholder approval. All of the Company’s stockholders prior to the Public Offering and the Private Placement, including all of the officers and directors of the Company (“Founding Stockholders”), have agreed to vote their founding shares of Common Stock, par value $.0001 (“Common Stock”) consisting of 750,000 shares owned at December 31, 2006, in accordance with the vote of the majority in interest of the Public Stockholders (see below) of the Company with respect to any Business Combination. One of the Founding Stockholders and two non-affiliated accredited investors have agreed that the shares of Common Stock they acquired through the Private Placement prior to the Public Offering, consisting of 250,000 shares of Common Stock and any other shares acquired in the aftermarket, will be voted in favor of the Business Combination. The Company will proceed with a Business Combination only if a majority of the shares of Common Stock included in the units sold in the Public Offering and the Private Placement and cast at the meeting are voted in favor of the Business Combination, and Public Stockholders (see below) owning 27.26% or a lesser amount of the shares issued in the Public Offering exercise their conversion rights, as described below, and provided further, that the board of directors and officers of the Company may, in the exercise of their business judgment, stipulate any percentage lower than 27.26% as a condition to the closing of a Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

F2-7

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Organization, Business and Operations, continued

The holders of the Company’s shares of Common Stock issued in connection with the Public Offering or acquired in the aftermarket, excluding shares held by the Company’s officers and directors, their nominees or designees, shares held by the two non-affiliated accredited investors, all of which were acquired in the Private Placement and also excluding the shares acquired prior to the Public Offering and the Private Placement, represent the shares held by the public stockholders (“Public Stockholders”). Pursuant to the Company’s amended and restated Certificate of Incorporation, with respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will be equal to the original purchase price of the Units issued in the Public Offering. Accordingly, Public Stockholders holding up to 27.26% of the number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination.

The Company’s amended and restated certificate of incorporation filed on May 23, 2006 provides for mandatory liquidation of the Trust Account to the Company’s Public Stockholders in connection with a dissolution approved by a majority of the Company’s stockholders in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern (See Note 2 for managements plans). All of the Company’s Founding Stockholders and the stockholders who acquired shares of Common Stock in the Private Placement have agreed to vote such shares and any shares of Common Stock acquired in the Public Offering or in the aftermarket in favor of a plan of dissolution and liquidation. In the event of the liquidation of the Trust Account in connection with the Company’s dissolution approved by a majority of the Company’s stockholders, the per share value of the residual assets remaining available for distribution (including Trust Fund assets) is expected to be equal to the initial public offering price per share in the Public Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Public Offering discussed in Note 4).

Commencing July 26, 2006, the Company was informed by the Underwriter of the Public Offering that the holders of the Company’s Units can separately trade the common stock and warrants included in such units and that trading in the units will continue. The common stock, warrants and Units are quoted on the Over-The-Counter Bulletin Board under the symbols AFMI, AFMIW and AFMIU, respectively.

NOTE 2. Going Concerns and Management Plans

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Offering (June 9, 2006), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. This condition raises substantial doubt as to the Company’s ability to continue as a going concern

There can be no assurance that a business combination will be consummated. Should a Business Combination not be consummated by December 9, 2007 or June 9, 2008, if certain extension criteria have been satisfied, the Company would be required to return the funds held in trust to holders of shares issued in the Public Offering described in Note 4, as a mandatory liquidating distribution, pursuant to a plan of dissolution and liquidation approved by the stockholders.

F2-8

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 3 - Summary of Significant Accounting Policies

Concentrations of Credit Risk - Cash and Cash Equivalents

The Company maintains its cash and cash equivalents with various financial institutions, which may exceed Federally insured limits throughout the period. At December 31, 2006 the Company had cash balances in excess of the maximum amount insured by the FDIC. The Company mitigates its risk by depositing its cash and cash equivalents with major financial institutions.

Income Taxes

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The provision for income taxes using the statutory federal tax rate as compared to the Company’s effective tax rate is summarized as follows:

	December 31,
	2006	2005
Tax (benefit) at federal statutory rate	34.0%	(34.0)%
State income taxes net of federal benefit	6.0	(6.0)
Decrease in valuation allowance	(7.9)	-
Increase in valuation allowance	-	40.0%
Effective income tax rate	32.1%	-%

A deferred tax asset of approximately $11,000 resulting from net operating loss (“NOL”) carryforwards was recorded at December 31, 2005. The Company recorded a full valuation allowance against its deferred tax asset at December 31, 2005. In 2006, the Company utilized all of its NOL carryforwards. Accordingly, no deferred tax asset has been recorded at December 31, 2006 and the related valuation allowance was reduced by $11,000.

Earnings Per Share

The Company follows the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings Per Share”. In accordance with SFAS No. 128, earnings per common share amounts (“Basic EPS”) were computed by dividing earnings (loss) by the weighted average number of common shares outstanding for the period. Earnings per common share amounts, assuming dilution (“Diluted EPS”), gives effect to dilutive options, warrants, and other potential common stock outstanding during the period. SFAS No. 128 requires the presentation of both Basic EPS and diluted EPS on the face of the statements of income. The effect of the 6,825,000 outstanding Warrants issued in connection with the Public Offering and the Private Placement described in Note 4 has not been considered in the Diluted EPS since the Warrants are contingently   exercisable . The effect of the 427,000 Incentive Warrants (not yet issued), as described in Note 4 has not been considered in the diluted earnings per share calculation since they are contingently issuable. The effect of the 192,500 shares of common stock and 385,000 Warrants in connection with the Unit Purchase Option as described in Note 4 has not been considered in the diluted earnings per share calculation since the Unit Purchase Option is contingently exercisable. At December 31, 2005, the Warrants, Unit Purchase Option and Incentive Warrants were not issued or agreed upon. Accordingly they are not included in diluted EPS at December 31, 2005.

F2-9

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 3 - Summary of Significant Accounting Policies, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (the “FASB”) issued SFAS Interpretation No. 48 (“FIN 48"), Accounting for Uncertainty in Income Taxes - an  interpretation  of FASB Statement No. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in enterprises financial statements in accordance with FASB Statement No. 109. Accounting for Income Taxes this interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for financial statements issued for fiscal years beginning after December 15, 2006. The Company is currently evaluating the requirements of FIN 48 and has not yet determined if the adoption of FIN 48 will have a significant impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”).  This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company is in the process of evaluating the impact that the adoption of SFAS No. 157 will have on its results of operations and financial condition.

In September 2006, the staff of the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108") which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal 2007. Adoption of SAB 108 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In December 2006, the FASB issued FASB Staff Position (“FSP”) EITF 00-19-2 “Accounting for Registration Payment Arrangements” (“FSP EITF 00-19-2”) which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.”    Adoption of FSP EITF 00-19-02 is required for fiscal years beginning after December 15, 2006. The Company is currently evaluating the expected effect of FSP EITF 00-19-02 on its consolidated financial statements and is currently not yet in a position to determine such effects.

F2-10

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 3 - Summary of Significant Accounting Policies, continued

Recently Issued Accounting Pronouncements, continued

In February 2007, the FASB issued Statement of Financial Accounting Standard 159 “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115”, which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The Company is currently evaluating the expected effect of SFAS 159 on its financial statements and is currently not yet in a position to determine such effects.

  Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

NOTE 4 - Public Offering and Private Placement

On June 9, 2006, the Company sold to the public 2,750,000 units (“Units”) at $6.00 per Unit, for a total of $16,500,000. On June 29, 2006, 412,500 Units were sold pursuant to the underwriters’ over-allotment option at $6.00 per unit for a total of $2,475,000. Each Unit consisted of one share of the Company’s Common Stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of Common Stock at an exercise price of $5.00. Each Warrant shall become exercisable commencing upon the later of the completion of a Business Combination with a target business or one year from the effective date of the Public Offering and shall expire four years from the effective date of the Public Offering. The Warrants will be redeemable at the Company’s option, in whole and not in part, at a price of $.01 per Warrant upon thirty (30) days prior written notice at any time after the Warrants become exercisable, only in the event that the average closing sales price of the Common Stock equals or exceeds $8.50 per share for any twenty (20) trading days within a thirty (30) trading day period ending three business days prior to the date on which notice of redemption is given.

Should the Company be unable to deliver shares of its Common Stock underlying the exercise of the Warrants included in the Units and shares of its Common Stock underlying the exercise of the Unit Purchase Option (see below) as a result of an absence of an effective registration statement with respect to these securities, then the Warrants and Unit Purchase Option would not be exercisable and the Company will have no obligation to pay holders of the Warrants and the Unit Purchase Option any cash or otherwise “net cash settle” the Warrant or the Unit Purchase Option. In this event, the Warrants and the Unit Purchase Option may expire worthless.

Prior to the Public Offering, one of the Founding Stockholders and two non-affiliated accredited investors purchased from the Company in the Private Placement, an aggregate of 250,000 Units at $6.00 per Unit, for a total of $1,500,000. These Units consist of the same Common Stock and Warrants as offered by the Company in the Public Offering. The shares and Warrants comprising the Private Placement units may not be sold, assigned or transferred until after the Company consummates a Business Combination. Thereafter, under certain conditions, the shares held by the Founding Stockholders, including the shares acquired through the Private Placement by one of the Founding Stockholders and two non-affiliated accredited investors, include certain piggyback and other registration rights that may be demanded by those stockholders. The Company is required to use its best efforts to cause the registration of the 250,000 shares of Common Stock and the 500,000 shares of Common Stock underlying the Warrants to be effective and to maintain such effectiveness. However, the agreement does not provide for liquidating damages in the event that it is unable to cause or maintain such effectiveness.

F2-11

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 4 - Public Offering and Private Placement, continued

Pursuant to an agreement with the Company, if at any time within five years of a Business Combination, the Company’s publicly-traded Common Stock reaches a volume weighted average trading price of $6.60 per share for each day during any five (5) day period, the Company’s Chief Executive Officer, President and Chief Operating Officer, so long as they are either an officer, employee or consultant to the Company, will be granted warrants (“Incentive Warrants”) allowing them to purchase 200,000 shares, in the aggregate, of the Company’s Common Stock at an exercise price of $.10 per share.  If, at any time within five years of a Business Combination, the Company’s publicly-traded Common Stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period these same officers, so long as they are either an officer, employee or consultant to the Company, will be granted Incentive Warrants allowing them to purchase an additional 227,000 shares, in the aggregate, of the Company’s Common Stock at an exercise price of $.10 per share.  All such warrants will be exercisable for a period of five years from the date on which they are granted. If such shares are issued upon the exercise of these warrants, the holders will have demand and “piggy-back” registration rights with respect to these 427,000 shares at any time after the Company consummates a business combination. The demand registration may be exercised by the holders of a majority of such shares. The Company is required to use its best efforts to cause the registration of 427,000 shares of Common Stock to be effective and to maintain such effectiveness. However, the agreement does not provide for liquidating damages in the event that it is unable to cause or maintain such effectiveness.

The Company has also issued on June 9, 2006, to Maxim Group LLC and Legend Merchant Group, Inc., in the aggregate, for $100, an option to purchase up to a total of 192,500 Units at $6.60 per Unit (the “Unit Purchase Option”). The Units issuable upon the exercise of this option are identical to those offered in the Public Offering except that the exercise price of the Units underlying such purchase option is $6.60 per Unit. The Unit Purchase Option is exercisable on the later of the consummation of a Business Combination or one year after the effective date of the Public Offering. The Company has accounted for the fair value of the Unit Purchase Option, inclusive of the receipt of the $100 cash payment, as a cost of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this Unit Purchase Option was approximately $686,920 ($3.57 per Unit), as of June 9, 2006, using a Black-Scholes option-pricing model. The fair value of the Unit Purchase Option was estimated as of the date of grant using the following assumptions: (1) expected volatility of 69.44%, (2) risk-free interest rate of 4.95%, (3) a dividend rate of 0% and (4) expected life of 5 years.

Deferred offering costs consisted principally of underwriting fees, legal registration and Blue Sky fees incurred through June 9, 2006 that were related to the Public Offering and Private Placement. These costs were charged to additional paid-in capital upon the consummation of the Public Offering on June 9, 2006.

The Company had notes payable aggregating $235,000 from American Consulting Corp., an affiliate of one of the Founding Stockholders, and from another of the Founding Stockholders, both of whom are also officers of the Company. Such parties have agreed that such loans are non-interest bearing. The Company repaid these notes in full on June 9, 2006.

F2-12

Affinity Media International Corp.
(A Development Stage Enterprise)
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - Common Stock

The Company was originally authorized to issue 50,000,000 shares of Common Stock. On March 30, 2006, the Company’s Board of Directors reduced to 15,000,000 the number of shares of Common Stock that the Company is authorized to issue. On August 12, 2005, the Company issued 750,000 shares (as restated for the stock dividend during February 2006) for $25,000 in cash, or $0.03 per share. The holders of the majority of these shares will be entitled to require us, on up to two occasions, to register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow, which is not before June 9, 2009, and have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company is required to use its best efforts to cause the registration of such shares to be effective and to maintain such effectiveness. However, the the agreements do not provide for liquidating damages in the event that it is unable to cause or maintain such effectiveness.

On May 9 and June 9, 2006, the Company issued 250,000 and 2,750,000 shares of Common Stock in connection with a Private Placement and a Public Offering, respectively (See Note 4). On June 29, 2006 the Company issued an additional 412,500 shares of Common Stock as part of the units issued pursuant to the exercise of the Underwriters’ over-allotment option.

NOTE 6 - Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

NOTE 7- Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of a Founding Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on June 9, 2006 the closing of the Public Offering. Upon completion of a Business Combination or the distribution of the trust account to the Public Stockholders, the Company will no longer be required to pay this monthly fee.

After the consummation of a Business Combination, the Company expects to pay two of the Company’s directors, Mr. Arthur and Mr. Jaffe, $100,000 each in director’s fees for services to be provided in their capacity as directors in the one year following such Business Combination, should they agree to remain on the Company’s board of directors and if the Company’s stockholders approve such payments. Additionally, as part of their compensation as directors, the Company is considering issuing both Mr. Arthur and Mr. Jaffe options to purchase shares of the Company’s Common Stock upon consummation of a Business Combination and implementation of a stock option plan, should they agree to remain on the Company’s board of directors. The Company has not yet entered into any formal agreements with regard to these matters. If the Company does enter into such formal agreements with Mr. Arthur and Mr. Jaffe, at the time that such agreements become operative, Messrs. Arthur and Jaffe may no longer qualify as independent directors on the Company’s board of directors, and if necessary, the Company would need to locate additional directors to serve as independent directors on its board of directors.

NOTE 8 - Stock Dividend

Effective February 13, 2006, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Common Stock for each outstanding share of Common Stock as of December 31, 2005. All references in the accompanying financial statements to the number of shares of Common Stock have been retroactively restated to reflect the stock dividend.

F2-13

Affinity Media International Corp. and Subsidiary
(A Development Stage Enterprise)
CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2007
(Unaudited)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$177,032
Cash and cash equivalents held in trust	18,218,099
Cash and cash equivalents held in trust - restricted	843,750
Interest receivable	82,898
Prepaid expenses	12,933

Total Current Assets	19,334,712

Deferred acquisition costs	256,218

Total Assets	$19,590,930

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$330,836
Other current liabilities	843,750

Total Current Liabilities	1,174,586

Common stock subject to possible conversion, 862,148
shares at conversion value	4,959,226

COMMITMENTS

STOCKHOLDERS' EQUITY

Preferred stock - $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	-
Common stock - $0.0001 par value; 15,000,000 shares authorized; 4,162,500 shares issued and outstanding, (which includes 862,148 shares subject to possible conversion)	330
Additional paid-in capital	13,367,304
Earnings accumulated during the development stage	89,484
Total Stockholders’ Equity	13,457,118
Total Liabilities and Stockholders’ Equity	$19,590,930

The accompanying notes are an integral part of these condensed consolidated financial statements.

F2-14

Affinity Media International Corp. and Subsidiary
(A Development Stage Enterprise)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended September 30, 2007	For the Three Months Ended September 30, 2006		For the Nine Months Ended September 30, 2007	For the Nine Months Ended September 30, 2006		For the period from August 12, 2005 (Inception) through September 30, 2007
OPERATING EXPENSES

Administrative cost allowance - related party	$22,500	$22,500		$67,500	$30,000		$120,000
Marketing, general and administrative expenses	260,038	137,617		642,230	227,506		1,029,255

Total operating expenses	282,538	160,117		709,730	257,506		1,149,255

OTHER INCOME

Interest income	253,251	243,629		749,053	299,667		1,300,143

Total other income	253,251	243,629		749,053	299,667		1,300,143

Net (loss) income before income taxes	(29,287)	83,512		39,323	42,161		150,888
(Benefit) provision for income taxes	(10,666)	5,920		16,778	5,920		61,404

NET (LOSS) INCOME	$(18,621)	$77,592		$22,545	$36,241		$89,484

(Loss) earnings per share:
Basic and Diluted	$(0.01)	$0.02		$0.01	$0.02

Weighted average shares outstanding:
Basic and Diluted	3,300,352	3,300,352	(1)	3,300,352	1,812,047	(1)

(1) Share amounts have been restated to reflect a stock dividend, effected on February 13, 2006, of 0.2 shares of common stock for each share of common stock outstanding at December 31, 2005.

The accompanying notes are an integral part of these condensed consolidated financial statements.

F2-15

Affinity Media International Corp. and Subsidiary
(A Development Stage Enterprise)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended September 30, 2007	For the Nine Months Ended September 30, 2006	For the period from August 12, 2005 (Inception) through September 30, 2007
Cash Flows From Operating Activities
Net income	$22,545	$36,241	$89,484
Changes in operating assets and liabilities:
Prepaid expenses	6,053	(8,734)	(12,933)
Interest receivable	1,711	(75,731)	(82,898)
Accounts payable and accrued expenses	119,050	9,968	165,518
Net cash provided by (used in) operating activities	149,359	(38,256)	159,171

Cash Flows From Investing Activities
Payments for deferred acquisition costs	(90,900)	-	(90,900)
Cash and cash equivalents held in trust fund	29,696	(18,205,936)	(18,218,099)
Cash and cash equivalents held in trust fund - restricted	-	(843,750)	(843,750)
Net cash used in investing activities	(61,204)	(19,049,686)	(19,152,749)

Cash Flows From Financing Activities
Proceeds from the sale of common stock	-	-	25,000
Proceeds from notes payable-related party	-	-	235,000
Net proceeds of private offering	-	1,365,000	1,365,000
Gross proceeds of public offering	-	18,975,000	18,975,000

Payments of costs of public and private offering and deferred offering costs	-	(1,053,134)	(1,134,490)
Repayment of advance from founding stockholder	-	-	(60,000)
Repayment of notes payable - related party	-	(235,000)	(235,000)
Proceeds from issuance of option	-	100	100
Net cash provided by financing activities	-	19,051,966	19,170,610

Net Increase (Decrease) in Cash and Cash Equivalents	88,155	(35,976)	177,032

Cash and Cash Equivalents - Beginning of the Period	88,877	105,641	-

Cash and Cash Equivalents - End of the Period	$177,032	$69,665	$177,032

The accompanying notes are an integral part of these condensed consolidated financial statements.

F2-16

Affinity Media International Corp. and Subsidiary
(A Development Stage Enterprise)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued
(Unaudited)

	For the Nine Months Ended September 30, 2007	For the Nine Months Ended September 30, 2006	For the period from August 12, 2005 (Inception) through September 30, 2007
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
Interest	$-	$-	$-
Income taxes	$39,950	$-	$39,950
Non-Cash Financing Activities:

Deferred offering cost advanced from founding stockholders	$-	$-	$60,000

Accrual of other current liability for offering costs	$-	$843,750	$843,750

Deferred acquisition costs accrued and deferred	$165,318	$-	$165,318

The accompanying notes are an integral part of these condensed consolidated financial statements.

F2-17

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - Organization, Business and Operations

Affinity Media International Corp. (a development stage enterprise) (“Affinity”) was incorporated in Delaware on August 12, 2005 as a blank check company whose objective is to acquire an operating business or businesses in the publishing industry located in the United States. On July 23, 2007, Affinity formed Affinity Acquisition Subsidiary Corp. (“Affinity Subsidiary”), a Delaware Corporation, for the purpose of effecting a business combination with Hotels at Home, Inc. Affinity and Affinity Subsidiary are collectively referred to as the“Company”. See Note 10 - Merger Agreement for a discussion of a definitive agreement and plan of merger entered into on July 24, 2007.

At September 30, 2007, the Company had not yet commenced any operations. All activity through September 30, 2007 relates to the Company’s formation, completion of the Public Offering described below and the identification of a suitable Business Combination, as defined below. Affinity has selected December 31 as its year end.

The registration statement of the Company’s initial public offering (“Public Offering”) was declared effective on June 5, 2006. The Company consummated its Public Offering on June 9, 2006 and received net proceeds of approximately $14,660,000, after reserving $720,000 for contingent underwriting compensation which is included in other current liabilities. Prior to the Public Offering, the Company consummated a private placement (“Private Placement”) and received net proceeds of $1,365,000. Both the Public Offering and the Private Placement are discussed in Note 5. On June 29, 2006, the Company consummated the funding of the Underwriter’s over-allotment option from the Public Offering, receiving net proceeds of approximately $2,277,000, after reserving $123,750 for contingent underwriting compensation which is included in other current liabilities.

Substantially all of the net proceeds of the Public Offering and the Private Placement are intended to be applied toward consummating a business combination with an operating business or businesses in the publishing industry (“Business Combination”). Pursuant to the Company’s amended and restated Certificate of Incorporation, the Company’s initial Business Combination must be with a business or businesses having a collective fair market value, as determined by the board of directors of the Company, equal to at least 80% of the Company’s net assets at the time of such acquisition. Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination. An amount of $18,900,750 of the net proceeds from the initial Public Offering and Private Placement, was placed in a trust account (“Trust Account”) and invested in government securities or certain money market funds until the earlier of the consummation of the Company’s first Business Combination or the Company’s dissolution and liquidation of the Trust Account to the Company’s Public Stockholders (as defined below) as part of any plan of dissolution and liquidation approved by a majority of the Company’s stockholders. The placing of funds in the Trust Fund may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Fund, there is no guarantee that they will execute such agreements. The Company's Chairman and certain of its officers have severally agreed that they will be personally liable to ensure that the proceeds in the Trust Fund are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company. However, there can be no assurance that the Chairman and certain of the Company’s officers will be able to satisfy those obligations. The remaining proceeds, not held in trust, may be used to pay for business, legal and accounting expenses, expenses which may be incurred related to the investigation and selection of a target business, the negotiation of an agreement to acquire a target business, and for continuing general and administrative expenses.

F2-18

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - Organization, Business and Operations, continued

The Company, after signing a definitive agreement for the acquisition of a target business or businesses, will submit such transaction for stockholder approval. All of the Company’s stockholders prior to the Public Offering and the Private Placement, including all of the officers and directors of the Company (“Founding Stockholders”), have agreed to vote their founding shares of Common Stock, par value $.0001 (“Common Stock”) consisting of 750,000 shares owned at September 30, 2007, in accordance with the vote of the majority interest of the Public Stockholders (see below) of the Company with respect to any Business Combination. One of the Founding Stockholders and two non-affiliated accredited investors have agreed that the shares of Common Stock they acquired through the Private Placement prior to the Public Offering, consisting of 250,000 shares of Common Stock and any other shares acquired in the aftermarket, will be voted in favor of a Business Combination approved by the Board. The Company will proceed with a Business Combination only if a majority of the shares of Common Stock included in the units sold in the Public Offering and the Private Placement and cast at the meeting are voted in favor of the Business Combination, and Public Stockholders (see below) owning 27.26% or a lesser amount of the shares issued in the Public Offering exercise their conversion rights, as described below, and provided further, that the board of directors and officers of the Company may, in the exercise of their business judgment, stipulate any percentage lower than 27.26% as a condition to the closing of a Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

The holders of the Company’s shares of Common Stock issued in connection with the Public Offering or acquired in the aftermarket, excluding shares held by the Company’s officers and directors, their nominees or designees, shares held by the two non-affiliated accredited investors, all of which were acquired in the Private Placement and also excluding the shares acquired prior to the Public Offering and the Private Placement, represent the shares held by the public stockholders (“Public Stockholders”). Pursuant to the Company’s amended and restated Certificate of Incorporation, with respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price is $6.00, which is equal to the original purchase price of the Units issued in the Public Offering. Accordingly, Public Stockholders holding up to 27.26% of the number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination.

The Company’s amended and restated certificate of incorporation (“Certificate of Incorporation”) filed on May 23, 2006 provides for mandatory liquidation of the Trust Account to the Company’s Public Stockholders in connection with a dissolution approved by a majority of the Company’s stockholders in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. This condition raises substantial doubt as to the Company’s ability to continue as a going concern (See Note 3 for managements plans). All of the Company’s Founding Stockholders and the stockholders who acquired shares of Common Stock in the Private Placement have agreed if the Company does not consummate a business combination to vote such shares and any shares of Common Stock acquired in the Public Offering or in the aftermarket in favor of a plan of dissolution and liquidation. In the event of the liquidation of the Trust Account in connection with the Company’s dissolution approved by a majority of the Company’s stockholders, the per share value of the residual assets remaining available for distribution (including Trust Fund assets) is expected to be equal to the initial public offering price of the units in the Public Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Public Offering discussed in Note 5).

F2-19

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - Organization, Business and Operations, continued

Commencing July 26, 2006, the Company was informed by the Underwriter of the Public Offering that the holders of the Company’s Units can separately trade the common stock and Warrants included in such units and that trading in the units will continue. The common stock, Warrants and Units are quoted on the Over-The-Counter Bulletin Board under the symbols AFMI, AFMIW and AFMIU, respectively.

NOTE 2 - Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information. In the opinion of the Company’s management, such statements include all adjustments consisting of normal and recurring adjustments, necessary for the fair presentation of the Company’s financial position as of September 30, 2007 and the results of operations and cash flows for the periods indicated. Accordingly, they do not include all of the information and disclosures required for annual financial statements. Certain information and disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”) have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Accounting policies used in preparing these unaudited condensed consolidated financial statements are materially consistent with those described in the audited December 31, 2006 financial statements except for the adoption of FIN 48 and FSP EITF 00-19-2 which is discussed in Note 4. These financial statements should be read in conjunction with the financial statements and related footnotes included in the Company’s audited financial statements as of December 31, 2006, and for the period August 12, 2005 (Inception) through December 31, 2006 included elsewhere in the document.

The results of operations for the three and nine months ended September 30, 2007 are not necessarily indicative of the results to be expected for the year ended December 31, 2007 or any other interim period.

NOTE 3 - Going Concerns and Management Plans

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a business combination within 18 months from the date of the consummation of the Public Offering (June 9, 2006), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. This condition raises substantial doubt as to the Company’s ability to continue as a going concern.

There can be no assurance that a business combination will be consummated. Should a Business Combination not be consummated by December 9, 2007 or June 9, 2008, if certain extension criteria have been satisfied, the Company would be required to return the funds held in trust to holders of shares issued in the Public Offering described in Note 5, as a mandatory liquidating distribution, pursuant to a plan of dissolution and liquidation approved by the stockholders. See Note 10 for a discussion of the Company’s Agreement and Plan of Merger with Hotels.

NOTE 4 - Summary of Significant Accounting Policies

Concentrations of Credit Risk - Cash and Cash Equivalents

The Company maintains its cash and cash equivalents with various financial institutions, which may exceed insured limits throughout the period. At September 30, 2007 the Company had cash balances in excess of the maximum amount insured. The Company mitigates its risk by depositing its cash and cash equivalents with major financial institutions.

F2-20

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 4 - Summary of Significant Accounting Policies, continued

Income Taxes

The Company recorded a (benefit) provision for income taxes of $(10,666) and $5,920 for the three months ended September 30, 2007 and 2006, and $16,778 and $5,920 for the nine months ended September 30, 2007 and 2006, respectively. Accrued income taxes of $21,454 have been included in accounts payable and accrued expenses at September 30, 2007 in the accompanying financial statements.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The effective tax rate at September 30, 2007 differs from the statutory rate of 34% due primarily to the affects of California state income taxes, which has an effective rate of 6%. The effective rate at September 30, 2006 differs from the statutory rate of 34% due primarily to the effects of California state income taxes and the decrease in the valuation allowance with an effect of 26%.

Effective January 1, 2007, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with FASB Statement 109, “Accounting for Income Taxes”, and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Management has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements as of January 1, 2007. The evaluation was performed for the tax period August 12 (inception) to December 31, 2005 and the for the year ended December 31, 2006, the tax years which remain subject to examination for Federal and California State purposes as of September 30, 2007. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company’s policy is to classify assessments, if any, for tax related interest as interest expenses and penalties as general and administrative expenses. There were no amounts accrued for penalties or interest as of or during the three and nine months ended September 30, 2007. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Deferred Acquisition Costs

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141 - Business Combinations(“SFAS 141”), the Company records costs incurred for accounting, legal, investigations and appraisals related to the acquisitions of targeted businesses as deferred acquisition costs. The disposition of these costs will be determined upon consummation of the related acquisition. Through September 30, 2007 the Company has recorded $256,218 of such deferred acquisition costs in connection with the proposed business combination described more fully in Note 10.

F2-21

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 4 - Summary of Significant Accounting Policies, continued

Earnings (Loss) Per Share

The Company follows the provisions of SFAS No. 128, “Earnings Per Share” (“SFAS No. 128”). In accordance with SFAS No. 128, earnings per common share amounts (“Basic EPS”) are computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Earnings per common share amounts, assuming dilution (“Diluted EPS”), gives effect to dilutive options, warrants, and other potential common stock outstanding during the period. SFAS No. 128 requires the presentation of both Basic EPS and Diluted EPS on the face of the statements of operations. Common shares subject to possible conversion totaling up to 862,148 have been excluded from the calculation of Basic EPS since such shares if redeemed, only participate in their pro-rata share of the trust fund up to a maximum amount of $6.00 per share. The exercise of 6,825,000 outstanding Warrants issued in connection with the Public Offering and the Private Placement described in Note 5 are contingent upon the occurrence of future events, and therefore, are not included in the calculation of diluted earnings per share in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share.” The effect of the 427,000 Incentive Warrants (not yet issued), as described in Note 5 has not been considered in the diluted earnings per share calculation since they too are contingently issuable. The effect of the 192,500 shares of common stock and 385,000 Warrants in connection with the Unit Purchase Option as described in Note 5 has not been considered in the diluted earnings per share calculation since the Unit Purchase Option is contingently exercisable.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Affinity and its wholly owned subsidiary, Affinity Subsidiary. All material intercompany accounts and transactions are eliminated in consolidation.

Recently Issued Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”).  This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements.  SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Adoption of SFAS No. 157 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In December 2006, the FASB issued FASB Staff Position (“FSP”) EITF 00-19-2 “Accounting for Registration Payment Arrangements” (“FSP EITF 00-19-2”) which specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies.”    Adoption of FSP EITF 00-19-02 is required for fiscal years beginning after December 15, 2006. Adoption of FSP EITF 00-19-2 did not have a material impact on the Company's financial position, results of operations or cash flows.

F2-22

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 4 - Summary of Significant Accounting Policies, continued

Recently Issued Accounting Pronouncements, continued

In February 2007, the FASB issued SFAS No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Adoption is required for fiscal years beginning after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS No. 157, Fair Value Measurements. Adoption of SFAS No. 159 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 141R (“SFAS 141R”), “Business Combinations”, which establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree, goodwill acquired in the business combination or a gain from a bargain purchase. SFAS 141R is effective for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company expects SFAS 141R to have an impact on the accounting for any future business acquisitions as of the effective date.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest (minority interest) in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires a) the ownership interest in the subsidiary held by parties other than the parent to be clearly identified and presented in the consolidated balance sheet within equity, but separate from the parent’s equity, b) the amount of consolidated net income attributable to the parent and to the noncontrolling interest to be clearly identified and presented on the face of the consolidated statement of operations and c) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. The Company is currently assessing the impact of SFAS 160 on its consolidated financial statements.

 Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

NOTE 5 - Public Offering and Private Placement

On June 9, 2006, the Company sold to the public 2,750,000 units (“Units”) at $6.00 per Unit, for a total of $16,500,000. On June 29, 2006, 412,500 Units were sold pursuant to the underwriters’ over-allotment option at $6.00 per unit for a total of $2,475,000. Each Unit consisted of one share of the Company’s Common Stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of Common Stock at an exercise price of $5.00. Each Warrant shall become exercisable commencing upon the later of the completion of a Business Combination with a target business or one year from the effective date of the Public Offering and shall expire four years from the effective date of the Public Offering. The Warrants will be redeemable at the Company’s option, in whole and not in part, at a price of $.01 per Warrant upon thirty (30) days prior written notice at any time after the Warrants become exercisable, only in the event that the average closing sales price of the Common Stock equals or exceeds $8.50 per share for any twenty (20) trading days within a thirty (30) trading day period ending three business days prior to the date on which notice of redemption is given.

Should the Company be unable to deliver shares of its Common Stock underlying the exercise of the Warrants included in the Units and shares of its Common Stock underlying the exercise of the Unit Purchase Option (see below) as a result of an absence of an effective registration statement with respect to these securities, then the Warrants and Unit Purchase Option would not be exercisable and the Company will have no obligation to pay holders of the Warrants and the Unit Purchase Option any cash or otherwise “net cash settle” the Warrant or the Unit Purchase Option. In this event, the Warrants and the Unit Purchase Option may expire worthless.

F2-23

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 5 - Public Offering and Private Placement, continued

Prior to the Public Offering, one of the Founding Stockholders and two non-affiliated accredited investors purchased from the Company in the Private Placement, an aggregate of 250,000 Units at $6.00 per Unit, for a total of $1,500,000. These Units consist of the same Common Stock and Warrants as offered by the Company in the Public Offering. The shares and Warrants comprising the Private Placement units may not be sold, assigned or transferred until after the Company consummates a Business Combination. Thereafter, under certain conditions, the shares held by the Founding Stockholders, including the shares acquired through the Private Placement by one of the Founding Stockholders and two non-affiliated accredited investors, include certain piggyback and other registration rights that may be demanded by those stockholders. The Company is required to use its best efforts to cause the registration of the 250,000 shares of Common Stock underlying these Units and the 500,000 shares of Common Stock underlying the Warrants included in these Units to be effective and to maintain such effectiveness. However, the agreement does not provide for liquidating damages in the event that the Company is unable to cause or maintain such effectiveness.

Pursuant to an agreement with the Company, if at any time within five years of a Business Combination, the Company’s publicly-traded Common Stock reaches a volume weighted average trading price of $6.60 per share for each day during any five (5) day period, the Company’s Chief Executive Officer, President and Chief Operating Officer, so long as they are either an officer, employee or consultant to the Company, will be granted warrants (“Incentive Warrants”) allowing them to purchase 200,000 shares, in the aggregate, of the Company’s Common Stock at an exercise price of $.10 per share.  If, at any time within five years of a Business Combination, the Company’s publicly-traded Common Stock reaches a volume weighted average trading price of $7.20 per share for each day during any five day period these same officers, so long as they are either an officer, employee or consultant to the Company, will be granted Incentive Warrants allowing them to purchase an additional 227,000 shares, in the aggregate, of the Company’s Common Stock at an exercise price of $.10 per share.  All such Incentive Warrants will be exercisable for a period of five years from the date on which they are granted. If such shares are issued upon the exercise of these Incentive Warrants, the holders will have demand and “piggy-back” registration rights with respect to these 427,000 shares at any time after the Company consummates a business combination. The demand registration may be exercised by the holders of a majority of such shares. The Company is required to use its best efforts to cause the registration of 427,000 shares of Common Stock underlying these Incentive Warrants to be effective and to maintain such effectiveness. However, the agreement does not provide for liquidating damages in the event that the Company is unable to cause or maintain such effectiveness.

The Company has also issued on June 9, 2006, to Maxim Group LLC and Legend Merchant Group, Inc., in the aggregate, for $100, an option to purchase up to a total of 192,500 Units at $6.60 per Unit (the “Unit Purchase Option”). The Units issuable upon the exercise of this option are identical to those offered in the Public Offering except that the exercise price of the Units underlying such purchase option is $6.60 per Unit. The Unit Purchase Option is exercisable on the later of the consummation of a Business Combination or one year after the effective date of the Public Offering. The Company has accounted for the fair value of the Unit Purchase Option, inclusive of the receipt of the $100 cash payment, as a cost of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this Unit Purchase Option was approximately $686,920 ($3.57 per Unit), as of June 9, 2006, using a Black-Scholes option-pricing model. The fair value of the Unit Purchase Option was estimated as of the date of grant using the following assumptions: (1) expected volatility of 69.44%, (2) risk-free interest rate of 4.95%, (3) a dividend rate of 0% and (4) expected life of 5 years.

F2-24

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 5 - Public Offering and Private Placement, continued

Deferred offering costs consisted principally of underwriting fees, legal registration and Blue Sky fees incurred through June 9, 2006 that were related to the Public Offering and Private Placement. These costs were charged to additional paid-in capital upon the consummation of the Public Offering on June 9, 2006.

The Company had notes payable aggregating $235,000 from American Consulting Corp., an affiliate of one of the Founding Stockholders, and from another of the Founding Stockholders, both of whom are also officers of the Company. Such parties agreed that such loans were non-interest bearing. The Company repaid these notes in full on June 9, 2006.

NOTE 6 - Common Stock

The Company was originally authorized to issue 50,000,000 shares of Common Stock. On March 30, 2006, the Company’s Board of Directors reduced to 15,000,000 the number of shares of Common Stock that the Company is authorized to issue. On August 12, 2005, the Company issued 750,000 shares (as restated for the stock dividend during February 2006) for $25,000 in cash, or $0.03 per share. The holders of the majority of these shares will be entitled to require the Company, on up to two occasions, to register these shares. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow, which is not before June 9, 2009, and have certain “piggy-back” registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company is required to use its best efforts to cause the registration of such shares to be effective and to maintain such effectiveness. However, the agreements do not provide for liquidating damages in the event that the Company is unable to cause or maintain such effectiveness.

On May 9 and June 9, 2006, the Company issued 250,000 and 2,750,000 shares of Common Stock in connection with a Private Placement and a Public Offering, respectively (See Note 5). On June 29, 2006 the Company issued an additional 412,500 shares of Common Stock as part of the units issued pursuant to the exercise of the Underwriters’ over-allotment option.

NOTE 7 - Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

NOTE 8- Commitments and Related Party Transactions

The Company presently occupies office space provided by an affiliate of a Founding Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on June 9, 2006 the closing of the Public Offering. Upon completion of a Business Combination or the distribution of the trust account to the Public Stockholders, the Company will no longer be required to pay this monthly fee.

F2-25

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 8- Commitments and Related Party Transactions, continued

After the consummation of a Business Combination, the Company expects to pay two of the Company’s directors, Mr. Arthur and Mr. Jaffe, $100,000 each in director’s fees for services to be provided in their capacity as directors in the one year following such Business Combination, should they agree to remain on the Company’s board of directors and if the Company’s stockholders approve such payments. Additionally, as part of their compensation as directors, the Company is considering issuing both Mr. Arthur and Mr. Jaffe options to purchase shares of the Company’s Common Stock upon consummation of a Business Combination and implementation of a stock option plan, should they agree to remain on the Company’s board of directors. The Company has not yet entered into any formal agreements with regard to these matters. If the Company does enter into such formal agreements with Mr. Arthur and Mr. Jaffe, at the time that such agreements become operative, Messrs. Arthur and Jaffe may no longer qualify as independent directors on the Company’s board of directors, and if necessary, the Company would need to locate additional directors to serve as independent directors on its board of directors. Pursuant to the terms of the Agreement and Plan of Merger (See Note 10), upon the completion of the merger with Hotels, both Mr. Arthur and Mr. Jaffe would not remain as directors and the Company would not expect to pay these fees or otherwise honor these above described obligations.

The Company has engaged Maxim Group LLC, the representative of the underwriters, on a non-exclusive basis, as the agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the SEC, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 3% of the exercise price for each warrant exercised more than one year after the date of this prospectus if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for our securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	The holder of the warrants has not confirmed in writing that the underwriters solicited the exercise;

•	The warrants are held in a discretionary account;

•	The warrants are exercised in an unsolicited transaction; or

•	The arrangement to pay the commission is not disclosed in the prospectus provided to warrant holders at the time of exercise.

The Company’s Founding Stockholders and stockholders who have purchased units in the Private Placement, are entitled to require the Company to register the resale of their shares of common stock at any time after the date on which their shares are released from escrow, which, except in limited circumstances, will not be before three years from the date of this prospectus. If such existing stockholders exercise their registration rights with respect to all of their shares of common stock (including those 250,000 shares and 500,000 shares issuable upon exercise of warrants convertible into shares of common stock issued in the private placement, and up to 427,000 warrants that may be issued to Founding Stockholders upon meeting certain price targets for our common stock ), then there will be an additional 1,927,000 shares of common stock eligible for trading in the public market and the Company will bear the costs of registering such securities.

F2-26

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 8- Commitments and Related Party Transactions, continued

On January 3, 2007, as amended January 9, 2008,  the Company signed an agreement with Maxim Group LLC to provide merger and acquisition advisory services to the Company. This agreement will terminate upon the consummation of a merger or acquisition transaction as described within the agreement (the “Close”), unless earlier terminated or extended to another date mutually agreed to in writing. In consideration of its performance of these advisory services, the Company shall pay at the Close a cash fee equal to $100,000 (the “Fee”) and the equivalent of $100,000 in shares of common stock of the Company based on the 10-day volume weighted average price of such common stock prior to the date of the Close (the “Financial Advisor Common Stock”). Should the Close not occur, Maxim Group LLC shall not be entitled to receive the Fee or the Financial Advisor Common Stock. The Company recognizes that the fees contemplated by this agreement are separate from the Company’s obligations to Maxim Group LLC under the underwriting agreement dated June 5, 2006 between Maxim Group LLC and the Company.

On June 29, 2007 the Company signed an agreement with Brainerd Communicators, Inc. to provide financial public relations services for a fee of $7,500 per month. The term of the agreement is for the period commencing July 12, 2007, expiring 30 days after the completion of the first acquisition and may be terminated by either party upon 30 days notice.

On July 2, 2007 the Company signed an agreement with PFK Development Group (“PFK”) acknowledging and re-confirming an oral agreement made on or about April 5, 2007. PFK, who, as a non-exclusive independent consultant has agreed to assist the Company with identifying potential acquisition candidates. The PFK agreement has a term of one year and may be terminated in writing without notice or cause by either party at any time. PFK will be entitled to a success fee for candidates introduced to the Company prior to the end of the engagement if during the term of the agreement or within one year after the expiration or termination of the agreement the Company consummates a business combination transaction with the candidate. The success fee is 5% of that portion of the purchase price up to $1,000,000 plus 4% of that portion of the purchase price between $1,000,001 and $2,000,000, plus 3% of that portion of the purchase price between $2,000,001 and $3,000,000, plus 2% of that portion of the purchase price between $3,000,001 and $4,000,000, plus 1% of that portion of the purchase price exceeding $4,000,000 (See Note 10).

 On July 9, 2007, the Company signed an agreement with Ladenburg Thalmann & Co. Inc. (“Ladenburg”) engaging them to prepare a fairness opinion regarding the potential acquisition of Hotels (See Note 10 - Merger Agreement). The Ladenburg fee in connection with this engagement was $75,000 of which  $25,000 was paid on July 11, 2007 and $50,000 was paid on October 29, 2007. In connection with the Amendment to the Merger Agreement, the Company signed an additional agreement with Ladenburg on January 10, 2008, engaging them to prepare a fairness opinion regarding the amended terms of the potential acquisition of Hotels. Pursuant to such agreement, the fee for evaluating the amended transaction is $37,500 of which $18,750 was paid upon the execution of the agreement and $18,750 was paid upon the issuance of the opinion.

On July 24, 2007, as amended on January 14, 2008, the Company entered into an Agreement and Plan of Merger with Hotels at Home (See Note 10 - Merger Agreement).

NOTE 9 - Stock Dividend

Effective February 13, 2006, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Common Stock for each outstanding share of Common Stock as of December 31, 2005. All references in the accompanying financial statements to the number of shares of Common Stock have been retroactively restated to reflect the stock dividend.

F2-27

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 10 - Merger Agreement

On July 24, 2007, as amended on January 14, 2008, the Company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”), pursuant to which Hotels will merge into Affinity Subsidiary and Hotels will become a wholly-owned subsidiary of the Company.  Following consummation of the merger, it is anticipated that Affinity Subsidiary will change its name to Hotels at Home, Inc.  Hotels is headquartered in Fairfield, New Jersey, with  subsidiaries located in Fairfield, New Jersey and Paris, France.

The original Merger Agreement provided that by virtue of the merger, and subject to certain adjustments, Hotels stockholders would receive: (a) an aggregate of 3,509,203 shares of Affinity Common Stock and (b) $16,000,000 in cash in exchange for all of the issued and outstanding capital stock of Hotels.

On January 14, 2008, Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”). Pursuant to the Amendment, the shares of Affinity common stock payable to the Hotels Stockholders at the closing of the Merger were reduced from 3,509,203 shares of Affinity common stock to 2,456,571 shares of Affinity common stock. In addition, the parties agreed to an earn-out provision whereby if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010, the hotels Stockholders will earn up to 1,500,000 shares of Affinity common stock. Notwithstanding the foregoing, in the event that the Hotels Stockholders do not earn, in the aggregate, 1,000,000 Earn-out Shares, then Affinity shall cause the founding stockholders of Affinity to transfer to the Hotels stockholders an aggregate of 500,000 shares of their Parent Common Stock, on a pro-rata basis.

Up to 27.26% of investors holding shares from the Company’s IPO who elect to vote against the Merger and convert such shares will be entitled to $6.00 per share. Pursuant to the terms of the Company’s amended and restated certificate of incorporation, the Company now has until June 9, 2008 to complete this business combination.

The Merger Agreement is subject to customary representations and warranties by both the Company and Hotels.

The Merger Agreement provides that as a condition to the Company's obligation to consumate the Merger certain officers of Hotels will enter into employment agreements with the Company which will be effective upon the consumation of the Merger.

Hotels Stockholders have agreed to an eighteen month lockup of the shares of common stock issuable to them in the merger. The Company has agreed to register the shares issuable to Hotels following the closing pursuant to the terms of a registration rights agreement. The Company has agreed to file a registration statement to provide for the resale of such shares within 90 days after the effective date of the merger (the “Effective Date”) and has agreed to grant certain demand and piggyback registration rights. In the event the Company is unable to register and/or maintain the registration of these shares of common stock, the registration rights agreement does not require penalties or liquidated damages.

The Merger Agreement provides that at the time of the merger, the Company shall designate two members, Hotels shall designate two members, and together the Company and Hotels shall designate one independent member to the Company’s board of directors.

Pursuant to the merger agreement the Company has agreed to seek approval of its stockholders to establish a new incentive plan (the “Stock Option Plan”) to provide for, among other things, the reservation of 1,400,000 of the Company’s shares of common stock to allow for the grant of stock options and other stock based awards under the Stock Option Plan. In addition, Hotels has a deferred compensation plan in place which Hotels and the Company intend to maintain for a period of time after the Effective Date.

F2-28

AFFINITY MEDIA INTERNATIONAL CORP. AND SUBSIDIARY
(A Development Stage Enterprise)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

NOTE 10 - Merger Agreement, continued

Pursuant to the terms of the Merger Agreement, the Company may undertake and consummate one or more private placements of its equity and/or debt securities prior to the effective date of the merger upon terms acceptable to it, after consultation with Hotels; provided, however, that: (a) the gross proceeds of such private placement do not exceed the lesser of the amount paid in conversion payments and $5,000,000, (b) The Company shall use commercially reasonable efforts to ensure that the per share consideration received for any equity securities offered or sold in such private placement is not less than a discount of more than 20% of the average closing price of the Company’s Common Stock for the 10 days prior to the closing of the private placement and (c) the net proceeds of such private placement are used solely to: (i) pay a portion of the Cash Consideration and (ii) provide working capital to Affinity Subsidiary, which will be renamed Hotels at Home, Inc., after the merger.

Pursuant to the terms of the Merger Agreement, the Merger Agreement may be terminated at any time prior to the closing, as follows: (a) by mutual written consent of the Company and Hotels; (b) by either the Company or Hotels if (a) a permanent injunction or other order prohibiting the merger shall have become final and non-appealable or (b) if the Merger shall not have been consummated on or before June 9, 2008; (c) by Hotels, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the Company contained in the Merger Agreement or any representation or warranty of the Company shall have become untrue after the date of the Merger Agreement, which breach or untrue representation or warranty would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and is incapable of being cured prior to the Closing Date by the Company or is not cured within thirty (30) days of notice of such breach, (ii) any of the conditions to closing shall have become incapable of fulfillment; (iii) the Company has not filed its preliminary proxy statement with the SEC within a reasonable time of the Company’s receipt of audited financial statements of Hotels (the “New Financial Statements”), or such proxy statement has not been approved by the SEC by June 9, 2008; (iv) the Company has not held its stockholders meeting to approve the Merger within forty-five (45) days of approval of the proxy statement by the SEC; (v) the Company’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or (vi) the Merger Agreement and the transactions contemplated thereby shall fail to be approved and adopted by the affirmative vote of the holders of the Company’s Common Stock under the Company’s certificate of incorporation, as amended, or more than 27.26% of the holders of the shares issued in the IPO (the “IPO Shares”) entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund. (d) By the Company, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Hotels contained in the Merger Agreement or any representation or warranty of Hotels shall have become untrue after the date of the Merger Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Hotels or is not cured within thirty (30) days of notice of such breach; or (ii) any of the closing conditions shall have become incapable of fulfillment; (e) In the event that the New Financial Statements reflect a material adverse change in the financial condition of Hotels when compared to the audited financial statements of Hotels previously delivered to the Company for the fiscal year ended December 31, 2006, then the Company shall have the right to terminate the Merger Agreement upon 10 days prior notice.  If the Company terminates the Merger Agreement pursuant to this provision, the Company shall be responsible for the costs and expenses of such New Financial Statements.

Upon the consummation of the proposed merger with Hotels, the Company is obligated to pay a success fee in cash and stock in the amount of $400,000 to PFK Development Group and a fee in the amount of $200,000 to Maxim (see Note 8).

NOTE 11 - Subsequent Events

Authorized Shares

On November 12, 2007 the Company’s Board of Directors approved an increase in the number of shares that the Company is authorized to issue from 16,000,000 to 30,000,000 shares, subject to shareholder approval.

F2-29

Preliminary Copy

AFFINITY MEDIA INTERNATIONAL CORP.

THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS

The undersigned hereby appoints Peter Engel and Howard Cohl, together as proxies and each with full power of substitution, to represent and to vote all shares of common stock of Affinity Media International Corp. at the special meeting of stockholders of Affinity to be held on ___________, 2008, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.
Proposal 1 : to approve the Merger Proposal- the proposed merger with Hotels at Home, Inc. (the “Merger”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of July 24, 2007 and amended as of January 14, 2008, by and among Affinity, Merger Sub and Hotels, and the transactions contemplated thereby, whereby Hotels will become a wholly-owned subsidiary of Affinity and the stockholders of Hotels shall receive the following consideration:

•  an aggregate of 2,456,571 shares of Affinity common stock; and

•  $16,000,000 in cash.

In addition, the Hotels stockholders will earn up to an additional 500,000 shares per year of Affinity common stock (the “Earn-out Shares”) per year, or up to an aggregate of 1,500,000 Earn-out Shares if Hotels satisfies certain established net income levels for each of the fiscal years ending December 31, 2008, 2009 and 2010.:

☐ FOR         ☐ AGAINST          ☐ ABSTAIN

If you voted “AGAINST” the Merger Proposal and you hold shares of Affinity Media International Corp. common stock issued as part of the units issued in Affinity Media International Corp.’s initial public offering, you may exercise your conversion rights and demand that Affinity Media International Corp. convert your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Affinity Media International Corp. common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you affirmatively vote against the Merger Proposal and tender your stock certificate to Affinity Media International Corp. at or prior to the special meeting. Failure to (a) vote against the Merger Proposal, (b) check the following box, (c) submit this proxy in a timely manner and (d) tender your stock certificates to Affinity Media International Corp. at or prior to the Special Meeting will result in the loss of your conversion rights.

☐ EXERCISE CONVERSION RIGHTS

2.
Proposal 2 : to approve the Amendment Proposal- the Amendment to the Amended and Restated Certificate of Incorporation to increase the number of shares Affinity is authorized to issue from 16,000,000 to 30,000,000.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

3.
Proposal 3 : to approve the Incentive Plan Proposal- the adoption of the 2007 Long-Term Incentive Plan pursuant to which Affinity will reserve 1,400,00 shares of common stock for issuance pursuant to the Plan.

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

4A.	Proposal 4A: to elect as directors the five persons listed as nominees below (“Proposal 4A” or the “Director Proposal 4A”) in the event the Merger is approved:

Nominees for Directors Whose terms Will Expire in 2008
Peter Engel, Howard Cohl, Robin Ware, Michael Ware and __________.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

☐ FOR        ☐ WITHHOLD        ☐ FOR ALL EXCEPT

4B.	Proposal 4B: to elect as directors the two persons listed as nominees below (“Proposal 4B” or the “Director Proposal 4B”) in the event the Merger is not approved:

Nominees for Directors Whose terms Will Expire in 2008
Michael Arthur and Marc Jaffe

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

☐ FOR        ☐ WITHHOLD        ☐ FOR ALL EXCEPT

5.
Proposal 5 :   to approve the Adjournment Proposal - to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, Affinity would not have been authorized to consummate the acquisition (“Proposal 4” or the “Adjournment Proposal”).

☐ FOR         ☐ AGAINST         ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4A AND 5.

Our Board of Directors believes that the Merger Proposal, the Amendment Proposal, the Stock Incentive Plan Proposal, the Director Proposal 4A (if the Merger is approved) and Director Proposal 4B (if the Merger is not approved) and the Adjournment Proposal, are fair to, and in the best interests of, all of our stockholders, including those who acquired shares in our initial public offering. Accordingly, our Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 3, 4A and 5.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated	2007

Signature of Stockholder

Signature of Stockholder (if held jointly)

NOTES:

1. Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2. To be valid, the enclosed form of proxy for the special meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by 9:00 a.m., Eastern Time, on _________, 2008 at the offices of our transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038.

3. Returning the enclosed form of proxy will not prevent you from attending and voting in person at the special meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY

Annex A – Merger Agreement

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

AFFINITY MEDIA INTERNATIONAL CORP.

AFFINITY ACQUISITION SUBSIDIARY CORP.

AND

HOTELS AT HOME, INC.

DATED AS OF JULY 24, 2007

continued

continued

continued

Exhibit List

Exhibit A	-	Escrow Agreement
Exhibit B	-	Form of Employment Agreement with Robin Ware
Exhibit C	-	Form of Employment Agreement with Michael Ware
Exhibit D	-	Form of Employment Agreement with Raymond Romano
Exhibit E	-	Registration Rights Agreement
Exhibit F	-	Stockholder Release
Exhibit G	-	Lock-Up Agreement

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of July 24, 2007, by and among Hotels at Home, Inc., a Delaware corporation (the “Company”), Robin Ware, in her capacity as a shareholder and representative of the shareholders of the Company (the “Stockholders’ Representative”), Michael Ware, a shareholder of the Company, Raymond Romano, a shareholder of the Company, Affinity Media International Corp., a Delaware corporation (“Parent”), and Affinity Acquisition Subsidiary Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the “Merger Subsidiary”).

RECITALS:

A. Parent, the Merger Subsidiary and the Company desire to enter this Agreement pursuant to which Parent will acquire all of the issued and outstanding stock of the Company as a result of the merger of the Company with and into the Merger Subsidiary as a result of which the Merger Subsidiary will be the surviving company and a direct, wholly-owned subsidiary of Parent.

B. The boards of directors of Parent, the Merger Subsidiary and the Company have determined that it is advisable and in the best interests of Parent, the Merger Subsidiary and the Company, and their respective shareholders, that the Merger Subsidiary be merged with and into the Company.

C. The boards of directors of Parent, the Merger Subsidiary and the Company have each unanimously approved this Agreement and the transactions contemplated hereby and have agreed to recommend that their respective shareholders adopt and approve this Agreement.

D. Prior to or concurrently with the execution of this Agreement, all of the holders of the Company Capital Stock (hereinafter defined) have executed or are executing an Allocation Agreement (as defined herein), pursuant to which they, among other things, are agreeing to the allocation of the Merger Consideration (as defined herein) as set forth therein.

In consideration of the premises, the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings set forth below.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, Liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses.

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“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person.

“Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under any income Tax Law) of which the Company is or has been a member.

“Affinity Warrants” shall mean the common stock purchase warrants of Parent, whose price is quoted on the Over the Counter Bulletin Board under the ticker symbol “AFMIW.OB”.

“Agreement” means this Agreement and Plan of Merger, together with all schedules and exhibits attached hereto.

“Alternative Transaction” means any of the following events: (i) any tender or exchange offer, merger, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company (any of the above, a “Business Combination Transaction”), with any Person other than Parent, the Merger Subsidiary or any affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) thereof (a “Third Party”) or (ii) the acquisition by a Third Party of 10% or more of the outstanding shares of Company Common Stock, or of 10% or more of the assets or operations of the Company, taken as a whole, in a single transaction or a series of related transactions.

“Assets” means all assets owned or utilized by the Company including, without limitation, Leased Real Property, Personal Property, Inventory, Accounts, goodwill, Proprietary Rights and any asset listed on the Financial Statements or any subsequently delivered balance sheet of the Company prior to closing.

“Audited Financial Statements” means the December 31, 2006 audited financial statements and the December 31, 2005 audited financial statements. For all purposes under this Agreement, Audited Financial Statements shall include a balance sheet and the related statements of operation, changes in stockholders’ equity and cash flows and any required footnotes and such other disclosure materials, in each case, to the extent required to be included in the Proxy Statement and in compliance with Regulation S-X, Regulation S-B and the General Rules and Regulations of the Securities Exchange Act.

“Business” means the Company’s business of providing publishing, catalog and e-commerce programs to the hotel industry as of the date hereof.

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“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to be closed.

“Cash” means (i) cash on hand or in the bank less any outstanding checks and (ii) deposits in transit to the extent there has been a reduction of receivables on account thereof.

“Cash Consideration” means $16,000,000.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Employee” has the meaning set forth in Section 8.8 hereto.

“Company Stock” means, collectively, 850 shares of common stock, no par value, of the Company.

“Contracts” means with respect to any Person, all agreements, contracts, commitments, franchises, covenants, authorizations, understandings, licenses, mortgages, promissory notes, deeds of trust, indentures, leases, plans or other instruments, certificates or obligations, whether written or oral, to which said Person is a party, under which said Person has or may acquire any right or has or may become subject to any obligation or by which said Person, any of said Person’s outstanding shares of stock or any of its assets is bound.

“Conversion Payments” shall mean any funds paid to holders of IPO Shares who shall have demanded that Parent convert their IPO Shares into cash pursuant to the Parent Charter.

“DGCL” means the Delaware General Corporation Law.

“Environmental Laws” means all applicable Laws concerning public health and safety, the pollution or protection of the environment or the use, generation, transportation, storage, treatment, processing, disposal or release of Hazardous Substances, as the foregoing are enacted and in effect on the Closing Date, including, without limitation, the Federal Solid Waste Disposal Act, as amended, the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended, the Federal Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, regulations of the Environmental Protection Agency, regulations of the Nuclear Regulatory Agency and regulations of any state or local department of natural resources or other environmental protection agency.

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“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Financial Statements” mean the Audited Financial Statements and the Unaudited Financial Statements.

“Finders Fee” shall mean the fee which PFK Development is entitled to pursuant to that certain agreement dated July 2, 2007.

“FIRPTA” means The Foreign Investment Real Property Tax Act of 1980.

“For Cause” means, with respect to the termination of any director or officer, any one or more of the following as determined in good faith by Board of Directors of the Parent:

(1) an act of fraud, embezzlement or theft by a director or officer in connection with his or her duties or in the course of employment with Parent, the Merger Subsidiary, the Company or any of their affiliated entities;

(2) a director or officer’s material breach of any material provision of his employment agreement or consulting agreement, if applicable, provided that in those instances in which the director or officer’s material breach is capable of being cured, the director or officer has failed to cure within a 30 day period after receiving from the Board of Directors written notice of the breach providing reasonable detail as to the specifics of such breach;

(3) an act or omission by a director or officer, which is (x) willful or grossly negligent, (y) contrary to established policies or practices of Parent, the Merger Subsidiary, the Company or any of their affiliated entities and (z) materially harmful to the business or reputation of Parent, the Merger Subsidiary, the Company or any of their affiliated entities, or to the business of the customers or suppliers of Parent, the Merger Subsidiary, the Company or any of their affiliated entities as such relate to Parent, the Merger Subsidiary, the Company or any of their affiliated entities;

(4) a director or officer’s plea of nolo contendere to, or conviction for, a felony involving moral turpitude; or

(5) a director or officer’s breach of any policy established by the Board of Directors related to trading of Parent’s securities, any violation of federal or state insider trading laws or regulations or employee’s refusal or failure to cooperate with an inquiry or investigation of the Board of Directors, any special committee or a governmental agency, after receiving written instruction from the Board of Directors of the Company to cooperate.

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“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Governmental Agency” means any court, tribunal, administrative agency or commission, taxing authority or other governmental or regulatory authority, domestic or foreign, of competent jurisdiction, including, without limitation, agencies, departments, boards, commissions or other instrumentalities of any country or any political subdivisions thereof.

“Governmental Licenses” means all permits, licenses, franchises, orders, registrations, certificates, variances, approvals and other authorizations obtained from any Governmental Agency, including, without limitation, those listed on Schedule 5.11 attached hereto.

“Hazardous Substances” means any flammables, explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances, pollutants or contaminants or related materials regulated under, or as defined in any Environmental Law.

“Indebtedness” means, with respect to any Person at any date, without duplication: (i) all obligations of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (including, without limitation, any shareholder notes, deferred purchase price obligations or earn-out obligations issued or entered into in connection with any acquisition undertaken by such Person); (iii) all obligations in respect of letters of credit and bankers’ acceptances issued for the account of such Person; (iv) all obligations of such Person under any capitalized lease; (v) all liabilities and obligations pursuant to any interest rate swap agreements; and (vi) any accrued interest, prepayment premiums, breakage fees, penalties or similar amounts related to any of the foregoing.

“Indemnifying Stockholders” means Robin Ware, Michael Ware and Raymond Romano.

“Independent” shall mean independent as that term is defined in connection with a director under the NASDAQ, AMEX or other stock exchange rules, as applicable.

“Inventory” means all inventory used in the operation of the Business including, without limitation, all raw materials, work in process, finished goods, packaging materials and catalogs.

“IPO Shares” means the 3,162,500 shares of Parent common stock issued in connection with its initial public offering completed on June 9, 2006.

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“Knowledge” means (i) in the case of an individual, the actual knowledge of such individual, (ii) in the case of any Person other than an individual or the Company, the actual knowledge of the board of directors and senior level executive officers (or individuals serving in similar capacities) of such Person, and (iii) in the case of the Company, the actual knowledge of Robin Ware, Michael Ware and/or Raymond Romano.

“Law” or “Laws” means any and all federal, state, local or foreign laws, statutes, ordinances, codes, rules, regulations or Orders.

“Leased Real Property” means all of the right, title and interest of the Company under all leases, subleases, licenses, concessions and other agreements (written or oral), pursuant to which the Company holds a leasehold or sub-leasehold estate in, or is granted the right to use or occupy, any land, buildings, improvements, fixtures or other interest in real property which is used in the operation of the Business or leased by the Company.

“Leases” means those leases and subleases of the Leased Real Property set forth on Schedule 5.7(a) attached hereto.

“Legend Fee” shall mean the fee which Legend Merchant Capital Group is entitled to upon the consummation of the Merger as set forth in the Prospectus.

“Liability” means, with respect to any Person, any liability, debt, loss, cost, expense, fine, penalty, obligation or damage of any kind, whether known, unknown, contingent, asserted, accrued, unaccrued, liquidated or unliquidated, or whether due or to become due.

“Lien” means any mortgage, pledge, security interest, conditional sale or other title retention agreement, encumbrance, lien, easement, option, debt, charge, claim or restriction of any kind.

“Material Adverse Effect” means, when used in connection with an entity, any event, circumstance, change, occurrence or effect (collectively, “Events”) that, individually or in the aggregate, is materially adverse to the Business or the assets, liabilities, financial condition or operating results of the entity or has a material adverse effect on the ability of such entity to consummate the transactions contemplated hereby; provided, however, that no Event will be deemed (either alone or in combination) to constitute, nor will be taken into account in determining whether there has been or may be, a Material Adverse Effect to the extent that it arises out of or relates to: (i) the outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war (whether or not declared) or the occurrence of any other calamity or crisis, including an act of terrorism to the extent such deterioration has a disproportionate adverse effect on the Company as compared to any other Person engaged in the same business, (ii) a natural disaster or any other natural occurrence beyond the control of the entity, (iii) the disclosure of the fact that Parent is the prospective acquirer of the Company, (iv) the announcement or pendency of the transactions contemplated hereby, (v) any change in accounting requirements or principles imposed upon the Company or any change in applicable laws, rules or regulations or the interpretation thereof, (vi) any action required by this Agreement or (vi) any action of the Company between the date hereof and the Closing which requires the consent of Parent pursuant to the terms of this Agreement if Parent consents to the taking of said action.

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“Maxim Advisory Fee” shall mean the sum of $150,000 payable to Maxim Group LLC upon consummation of the Merger pursuant to that certain Advisory Agreement dated as of January 3, 2007 between Maxim Group LLC and Parent.

“Maxim Fee” shall mean the fee Maxim Group LLP is entitled to receive upon the consummation of the Merger as set forth in the Prospectus (hereinafter defined). “NASDAQ” means the NASDAQ Stock Market.

“New Financial Statements” has the meaning set forth in Section 8.1(h) hereto.

“Order” means, with respect to any Person, any award, decision, decree, injunction, judgment, order or ruling directed to and naming such Person.

“OTCBB” means the OTC Bulletin Board.

“Parent Common Stock” means the common stock, par value $0.0001 per share, of Parent whose price is quoted on the Over the Counter Bulletin Board under the ticker symbol “AFMI.OB.”

“Parent Charter” means the Amended and Restated Certificate of Incorporation of Parent.

“Parent Plans” has the meaning set forth in Section 8.5 hereto.

“Permitted Liens” means (i) any liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings; (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other similar liens; (iii) pledges or deposits in connection with workers' compensation, unemployment insurance, and other social security legislation; and (iv) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not material in amount and which do not in any case materially detract from the value of the property subject thereto.

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“Per Share Cash Consideration” means an amount equal to the Cash Consideration divided by the total number of shares of the Company Stock issued and outstanding as of the Effective Time.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or governmental entity (whether federal, state, county, city or otherwise and including, without limitation, any instrumentality, division, agency or department thereof).

“Personal Property” means all tangible personal property owned or used by the Company in the conduct of the Business, including, without limitation, all vehicles, fork lifts, trailers, machinery, equipment, racking, carts, spare parts, furniture, computer hardware, fixtures that are not affixed to real property, laboratory equipment and quality control testing equipment, accessories and tools, wherever located.

“Proceeding” means any action, arbitration, audit, complaint, investigation, litigation or suit (whether civil, criminal or administrative).

“Proprietary Rights” means: (i) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto and all foreign and domestic patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, divisionals, revisions, extensions and reexaminations thereof; (ii) all foreign and domestic trademarks, service marks, trade dress, logos and trade names and all goodwill associated therewith; (iii) all foreign and domestic copyrightable works, all foreign and domestic copyrights and all foreign and domestic applications, registrations and renewals in connection therewith; (iv) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, code books, recipes, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, blue prints, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals); and (v) all copies and tangible embodiments thereof in whatever form or medium.

“Prospectus” shall mean the final prospectus of Parent, dated June 5, 2006, as filed under the Securities Act.

“Stock Consideration” shall mean 3,509,203 shares of Parent Common Stock.

“Stockholders” shall mean all of the stockholders of the Company.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (regardless of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.

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“Tax” means any foreign, federal, state or local income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, real property gains, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties, fines or additions thereto or additional amounts in respect of any of the foregoing.

“Tax Return” means any return, declaration, report, claim for refund, information return or other document (including any related or supporting schedule, statement or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax.

“Unaudited Financial Statements” mean the March 31, 2007 unaudited financial statements, and to the extent required to be provided in connection with the Proxy Statement, the June 30, 2007 unaudited financial statements and the September 30, 2007 unaudited financial statements, if necessary. For all purposes under this Agreement, Unaudited Financial Statements shall include a balance sheet and the related statements of operation (for the quarter just ended and year-to-date), and cash flows with limited footnotes and such other disclosure materials, in each case, to the extent required to be included in the Proxy Statement and prepared in accordance with GAAP, Regulation S-X and Regulation S-B of the Securities and Exchange Commission’s rules and regulations.

ARTICLE II
THE MERGER

2.1 The Merger. Upon the terms and subject to the conditions set forth herein and the applicable provisions of the DGCL, and on the basis of the representations, warranties, covenants and agreements contained herein, as of the Effective Time, the Company shall be merged with and into the Merger Subsidiary (the “Merger”), the separate corporate existence of the Company shall cease and the Merger Subsidiary shall continue as the surviving company. The Merger Subsidiary, as the surviving company of the Merger, may be hereinafter referred to as the “Surviving Company.”

2.2 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m. local time on the fifth Business Day following the satisfaction or waiver of all conditions of the parties to consummate the transactions contemplated by this Agreement (other than the conditions with respect to actions the respective parties will take at the Closing itself), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Ellenoff Grossman & Schole LLP, 370 Lexington Avenue, New York, NY, unless another place is agreed to in writing by the parties hereto. The date and time of the Closing are referred to herein as the “Closing Date.”

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2.3 Effective Time. At the Closing, the parties shall file a certificate of merger (the “Certificate of Merger”) in such form as is required by and executed in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent time as Parent and Company shall agree and as shall be specified in the Certificate of Merger (the date and time that the Merger becomes effective being referred to herein as the “Effective Time”).

2.4 Effect of Merger. At the Effective Time, the effect of the Merger shall be as provided herein and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, all of the properties, rights, privileges, powers and franchises of the Company and the Merger Subsidiary shall vest in the Surviving Company and all of the debts, liabilities, duties and obligations of the Company and the Merger Subsidiary shall become the debts, liabilities, duties and obligations of the Surviving Company.

2.5 Effect on Stock. Upon the terms and conditions of this Agreement, at the Effective Time, as a result of the Merger and this Agreement and without the need for any further action on the part of the Merger Subsidiary, the Company or any of their respective stockholders, the following shall occur:

(a) Immediately prior to the Effective Time each share of Company common stock (hereinafter referred to as “Company Common Stock” or the “Company Capital Stock”) outstanding immediately prior to the Effective Time shall be deemed canceled and converted into the right to receive: (i) a pro rata portion of the Stock Consideration in accordance with the terms of the Amended and Restated Certificate of Incorporation of the Company and (ii) a pro rata portion of the Cash Consideration. Until properly delivered to Parent or the Surviving Company pursuant to Section 2.16, any certificate evidencing shares of Company Stock (a “Certificate”) shall be deemed for all purposes to evidence only the right to receive the consideration described in this Section 2.5(a). Upon proper delivery to Parent of the Surviving Company, the Certificate shall be deemed cancelled as of the Effective Time.

(b) The specific ratio of exchange for the Company Common Stock for shares of Parent Common Stock (“Share Exchange Ratio”) as well as the specific Merger Consideration to be received by the holders of the Company Capital Stock have been prepared by the Company in accordance with an Allocation Agreement, dated the date of this Agreement, entered into by and among the Company and all of the holders of the Company Capital Stock (the “Allocation Agreement”) and are set forth on Schedule 2.5(a) and will be confirmed or adjusted by the Company, as applicable, at the Closing. Parent shall issue the Merger Consideration (as defined in the next sentence) in accordance with the Allocation Agreement. For purposes of this Agreement, the term “Merger Consideration” shall be deemed to include (i) the Stock Consideration and (ii) the Cash Consideration.

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2.6 Certificate of Incorporation. As of the Effective Time, and without any further action on the part of the Company and Merger Subsidiary, the certificate of incorporation of the Merger Subsidiary, as in effect immediately prior to the Effective Time, shall be the certificate of incorporation for the Surviving Company, except that the name of the Surviving Company shall be Hotels At Home, Inc., and thereafter shall continue to be the certificate of incorporation until changed or amended as provided therein and under applicable law.

2.7 Officers and Directors.

(a) Members of Board of Directors. At the Effective Time, the members of the Board of Directors of Parent and Surviving Company shall be designated as follows:

(i) Parent shall designate two members of the Board of Directors (the “Parent Directors”) of Parent;

(ii) The Stockholders’ Representative shall designate two members of the Board of Directors (the “Stockholders’ Representative Directors”) of Parent;

(iii) Parent and Stockholders’ Representative shall designate one Independent member of the Board of Directors of Parent (the “Independent Director”, together with the Parent Directors, the Stockholders’ Representative Directors, the “Directors”);

(iv) In the event of a listing on NASDAQ, AMEX or another stock exchange requires a majority of Independent directors, Parent and Stockholders’ Representative shall each replace one Parent Director and Stockholders’ Representative Director respectively with an Independent director not already serving as the Independent Director. Parent and Stockholders’ Representative shall have the right to veto the nomination of any Independent director designated by Parent or Stockholders’ Representative pursuant to this Section 2.7(a)(iv).

(v) The Stockholders’ Representative shall have the right to designate a majority of the members of the board of directors of the Surviving Company for such time that the Stockholders own such number of shares of the Stock Consideration which shall equal at least 25% of the Stock Consideration.

(b) Officers of Parent and the Surviving Company. From and after the Effective Time, the officers of Parent and of the Surviving Company shall be elected by the Board of Directors of each entity; provided, however, that [A] Peter Engel shall be elected Chairman of the Board of Parent (“Parent Chairman”), Michael Ware shall be elected President and Chief Executive Officer of Parent, Robin Ware shall be elected Chief Operating Officer of Parent, Raymond Romano shall be elected Chief Financial Officer of Parent and Howard Cohl shall be elected Executive Vice President, Strategic Initiatives of Parent (“Parent VP”), in each case to serve until his successor is elected and qualified or until his earlier death, resignation or termination; provided, however, that each such officer shall continue to serve in such capacity for at least one year after the Effective Date unless such director or officer is terminated For Cause, and [B] Michael Ware shall be elected Chief Executive Officer of the Surviving Company, Robin Ware shall be elected Chief Operating Officer of the Surviving Company and Raymond Romano shall be elected Chief Financial Officer of the Surviving Company, in each case to serve until his or her successor is elected and qualified or until his or her earlier death, resignation or termination.

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(c) The Directors and the Officers of Parent as described in this Section 2.7 shall hold their respective positions commencing upon the Effective Date and continuing for a period of at least one year after the Effective Date unless such director or officer is terminated For Cause. If prior to the expiration of such one year period the Board of Directors of Parent call a special or annual meeting of its stockholders at which Directors are to be elected, then the Parent Directors shall be included as nominees for election to the Board of Directors of Parent. If either Parent Chairman or Parent VP cease to hold an executive officer position with Parent either during or after such one year period, unless Parent Chairman or Parent VP, as applicable, was terminated For Cause, Parent shall enter into a consulting agreement with such individual for a term expiring on or after the date which is five years after the Effective Date, pursuant to which such individual shall receive nominal consideration and work with management of Parent to evaluate strategic partners and potential business combinations for Parent.

2.8 Certain Other Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or different class by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Merger Consideration shall be appropriately adjusted to provide to the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event.

2.9 Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for Company Capital Stock (a “Company Certificate”) with respect to the shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Company Certificate until such holder shall surrender such Company Certificate. Subject to the effect of applicable laws, following surrender of any such Company Certificate, there shall be paid to such holder of shares of Parent Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date prior to such surrender payable with respect to such shares of Parent Common Stock and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such shares of Parent Common Stock.

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2.10 Waiver of Dissenters’ Rights. Prior to or concurrently with the execution of this Agreement, the Stockholders of the Company have waived any dissenters’ or appraisal rights under Section 262 of the Delaware General Corporate Law.

2.11 No Further Ownership Rights in Company Common Stock. The Merger Consideration delivered or deliverable to the holders of Company Capital Stock in accordance with the terms of this Article 2 shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of Company Capital Stock. Until surrendered as contemplated by this Agreement, each Company Certificate representing Company Capital Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender solely the Merger Consideration (and any cash to be paid pursuant hereto for fractional shares).

2.12 Allocation of Amounts Paid By Parent. Payment of all amounts paid by Parent to the Stockholders’ Representative or to such accounts as directed by the Stockholders’ Representative hereunder shall constitute payment and delivery to each of the Stockholders in satisfaction of all obligations of Parent and the Surviving Company to pay and deliver such amounts hereunder.

2.13 Intentionally Omitted.

2.14 No Fractional Shares of Parent Common Stock.

(a) Fractional Shares. No certificates or scrip representing fractional shares of Parent Common Stock or book-entry credit of the same shall be issued upon the surrender for exchange of Company Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent.

(b) Cash for Fractional Shares. Notwithstanding any other provision of this Agreement, each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Company Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the closing price for a share of Parent Common Stock on OTCBB, or such other public market on the date of the Effective Time or, if such date is not a Business Day, the Business Day immediately before the date on which the Effective Time occurs.

2.15 No Liability. None of Parent, Merger Subsidiary, Company or the Surviving Company shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

2.16 Surrender of Certificates. Upon surrender of Company Certificates at Closing, the holders of such Company Certificates shall receive in exchange therefor Merger Consideration in accordance with Schedule 2.5(a) attached hereto, as amended if applicable, and the Company Certificates surrendered shall be canceled. Until so surrendered, outstanding Company Certificates shall be deemed, from and after the Effective Time, to evidence only the right to receive the applicable Merger Consideration issuable pursuant hereto and the Allocation Agreement.

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2.17 Lost, Stolen or Destroyed Certificates. If any Company Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Certificate to be lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration payable in exchange therefor; provided, however, that as a condition precedent to the issuance of such Merger Consideration, the holder of such lost, stolen or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or the Surviving Company with respect to the Company Certificates alleged to have been lost, stolen or destroyed.

2.18 Withholding. Each of Parent and the Merger Subsidiary shall be entitled to withhold from any consideration payable or deliverable pursuant to the terms of this Agreement to any Stockholder, such amounts as may be required to be withheld pursuant to any Law, including, without limitation, any amounts required to be withheld pursuant to the Code. To the extent any amounts are so withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Stockholder to whom such amounts would have otherwise been paid.

2.19 Further Assurances. If at any time after the Effective Time the Surviving Company shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record of otherwise, in the Surviving Company its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either the Company or Merger Subsidiary or (b) otherwise to carry out the purposes of this Agreement, the Surviving Company and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Subsidiary, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Company or Merger Subsidiary, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its rights, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of the Company or Merger Subsidiary, as applicable, and otherwise to carry out the purposes of this Agreement.

2.20 Stock Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of Company Capital Stock thereafter on the records of the Company. On or after the Effective Time, any Company Certificate presented to Parent for any reason shall be converted into the Merger Consideration with respect to the shares of Company Capital Stock formerly represented thereby, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled and any dividends or other distributions to which the holders thereof are entitled.

2.21 Tax Consequences. For U.S. federal income tax purposes, the parties intend that the Merger be treated as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Section 368 of the Code. Accordingly, unless otherwise required by Law, no party shall take any action or fail to take any action that reasonably could be expected to jeopardize the treatment of the Merger as a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code, and the parties shall not take any position on any Tax Return (as defined herein) or in any proceeding relating to the Tax consequences of the Merger inconsistent with this Section 2.21. Notwithstanding the forgoing, the parties understand and agree that only the Stock Consideration portion of the Merger Consideration shall be deemed eligible for a “tax free” exchange under Section 368 of the Code.

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2.22 Escrow. As the sole remedy for the indemnity obligations set forth in Article X hereof, at the Closing, an aggregate of 631,657 shares of Parent Common Stock issued or issuable as a result of the Merger (the “Escrow Shares”) shall be deposited into escrow to be held during the period commencing on the Closing Date and ending on the date which is ten (10) Business Days after Parent’s Annual Report on Form 10-K for the fiscal year ending December 31, 2008 is filed with the SEC, but in no event later than April 30, 2009, which shares shall be allocated among the holders of Company Capital Stock in accordance with the terms and conditions of the Allocation Agreement and the Escrow Agreement to be entered into among Parent, Stockholders’ Representative (as defined in Article XI) and Continental Stock Transfer & Trust Company, as escrow agent, in substantially the form of Exhibit A (the “Escrow Agreement”).

2.23 Rule 145. All shares of Parent Common Stock issued pursuant to this Agreement to Affiliates of the Company identified on Schedule 2.23 attached hereto will be subject to certain resale restrictions under Rule 145 promulgated under the Securities Act and all certificates representing such shares shall bear the appropriate legend.

ARTICLE III
CONDITIONS TO CLOSING

3.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each of Parent, the Merger Subsidiary and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) No Injunctions or Restraints, Illegality. (i) No Governmental Agency or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statue, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any of the other transactions contemplated in this Agreement and (ii) no Governmental Agency shall have instituted any action or proceeding (which remains pending at what would otherwise be the Closing Date) before any United States court or other Governmental Agency of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the transactions contemplated by this Agreement;

(b) Parent Stockholder Approval. Parent shall have obtained from its stockholders in accordance with the DGCL approval of this Agreement, the Merger and the transactions contemplated hereby; provided, however, that stockholders of Parent holding more than 27.26% of the IPO Shares shall not have voted against the Merger and exercised their conversion rights under the Parent Charter to convert their shares of Parent Common Stock into a cash payment from the Trust Fund;

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(c) Employment Agreements. Robin Ware, Michael Ware and Raymond Romano shall have duly executed and delivered to Parent an employment agreement in form and substance mutually acceptable to such parties and substantially in the form of Exhibits B, C and D, respectively;

(d) Indemnification Agreements. Parent and each of Robin Ware, Michael Ware and Raymond Romano shall have entered into an indemnification agreement in form and substance mutually agreeable to such parties;

(e) Escrow Agreement. The Stockholders’ Representative and Parent Representative (as defined in Article XI) shall have duly executed and delivered to Parent the Escrow Agreement; and

(f) Fairness Opinion. The Board of Directors of Parent shall have obtained within a reasonable time after Parent receives the New Financial Statements an opinion from Ladenburg Thalmann & Co. Inc. stating that the terms of the Merger are fair to Parent and to its stockholders from a financial point of view.

Any condition specified in this Section 3.1 may be waived by the Company or Parent, as applicable; provided, however, that no such waiver will be effective unless it is set forth in a writing executed by the Company or Parent, as applicable.

3.2 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

(a) Representations and Warranties. Each of the representations and warranties of Parent and the Merger Subsidiary shall be true and correct in all respects, at and as of the date of this Agreement and as of the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties (except that those representations and warranties that are made as of a specific date need only be true and correct in all respects as of such date), except where the failure of any such representations and warranties to be true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent or the Merger Subsidiary;

(b) Performance of Obligations of Parent and the Merger Subsidiary. Parent and the Merger Subsidiary shall have each performed in all material respects all the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

(c) No Proceedings. No action, suit or proceeding shall be pending or threatened before any Governmental Agency which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely or otherwise encumber the title of the shares of Parent Common Stock to be issued by Parent in connection with the Merger and the transactions contemplated by this Agreement and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect;

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(d) No Material Adverse Change. At any time on or after the date of this Agreement there shall not have occurred any change, circumstance or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on Parent;

(e) Parent Charter Amendment. The Parent Charter shall have been amended to provide for the structure and election of the board of directors as provided herein and all necessary actions on the part of Parent shall have been taken to elect the new slate of directors to the board of directors of the Merger Subsidiary as of the Effective Time; and

(f) Merger Subsidiary Charter Amendment; Board of Directors. The Merger Subsidiary Charter shall have been amended to provide for the structure and election of the board of directors as provided herein and all necessary actions on the part of Parent and the Merger Subsidiary shall have been taken to elect the new slate of directors to the board of directors of the Merger Subsidiary as of the Effective Time;

(g) Parent Stockholder Approval of Stock Option Plan. Parent shall have obtained approval from its stockholders in accordance with the DGCL of an incentive stock option plan (as defined below) providing for a reserve of 1,400,000 shares of common stock.

(h) Deliverables.

(i) Merger Consideration. Parent shall have delivered the Stock Consideration less the Escrow Shares and all of the Cash Consideration to the Stockholders’ Representative or such accounts designated by the Stockholders’ Representative (for the benefit of the Stockholders);

(ii) Legal Opinion. Parent shall have delivered to the Stockholders’ Representative an opinion of Ellenoff Grossman & Schole LLP, dated the Closing Date, in a form reasonably acceptable to the Stockholders’ Representative’s counsel;

(iii) Officers’ Certificates. Each of Parent and the Merger Subsidiary shall have delivered a certificate from an officer in the form reasonably acceptable to the Company, dated as of the Closing Date, stating that the applicable preconditions specified in Section 3.2(a) and (b) hereof have been satisfied;

(iv) Secretary’s Certificates. The Company shall have received a duly executed certificate from the Secretary of each of Parent and the Merger Subsidiary with respect to: (a) the certificate of incorporation, as certified by the Secretary of State of Delaware as of a recent date, and bylaws of such entities, (b) resolutions of the board of directors of such entities with respect to the authorizations of this Agreement and the other agreements contemplated hereby, (c) a certificate of existence and good standing of such entities as of a recent date from the Secretary of State of Delaware and (d) the incumbency of the executing officers of such entities;

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(v) Required Consents. Parent shall have delivered copies of all consents, approvals, releases from and filings with, Governmental Agencies and third parties set forth on Schedule 3.2(h) required in order to effect the transactions contemplated by this Agreement which Parent is responsible to obtain pursuant to the terms of this Agreement;

(vi) Resignations. All current officers and directors of the Merger Subsidiary and Parent shall have executed and delivered their resignation unless it is contemplated by this agreement that such officer or director continue in Office following the Closing;

(vii) Registration Rights Agreement. Parent shall have entered into a registration rights agreement in substantially the form of Exhibit E (the “Registration Rights Agreement”) with each of the Company’s stockholders receiving Parent Common Stock or the Stockholders’ Representative on their behalf; and

(viii) Stock Option Plan. Parent shall have established the Stock Option Plan (hereinafter defined) and delivered to each of the Stockholders a stock option agreement pursuant to the employment agreements referenced in Section 3.1(c) hereto.

(ix) Instruments and Possessions. In order to effect the Merger, Parent and Merger Subsidiary shall have executed and/or delivered to the Company such other certificates, documents, instruments and agreements as Parent shall deem necessary in its reasonable discretion in order to effectuate the Merger and the other transactions contemplated herein, in form and substance reasonably satisfactory to the Company.

(i) Form of Deliverables. The form and substance of all certificates, instruments, opinions or other documents delivered by or on behalf of Parent or the Merger Subsidiary to the Company or the Stockholders’ Representative under this Agreement shall be satisfactory in all reasonable respects to the Stockholders’ Representative, the Company, and their counsel; and

Any condition specified in this Section 3.2 may be waived by the Company; provided, however, that no such waiver will be effective unless it is set forth in a writing executed by the Company.

3.3 Additional Conditions to the Obligations of Parent and the Merger Subsidiary. The obligations of Parent and the Merger Subsidiary to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions on or before the Closing Date:

(a) Representations and Warranties. Each of the representations and warranties of the Company shall be true and correct in all respects, at and as of the date of this Agreement and as of the Closing Date as though then made and as though the Closing Date were substituted for the date of this Agreement throughout such representations and warranties (except that those representations and warranties that are made as of a specific date need only be true and correct in all respects as of such date), except where the failure of any such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

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(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement prior to the Closing;

(c) No Proceedings. There shall not be pending or threatened any suit, litigation, action or other proceeding relating to the transactions contemplated by this Agreement except as disclosed to Parent;

(d) No Material Adverse Change. At any time on or after the date of this Agreement there shall not have occurred any change, circumstance or event that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on the Company;

(e) Intentionally Omitted.

(f) Deliverables.

(i) Legal Opinion. The Company shall have delivered to Parent an opinion of DLA Piper US LLP, dated the Closing Date, in a form reasonably acceptable to Parent’s counsel;

(ii) Officer’s Certificate. Parent shall have received a certificate from an officer of the Company in the form reasonably acceptable to Parent, dated the Closing Date, stating that the applicable preconditions specified in Section 3.3(a) and (b) hereof, have been satisfied;

(iii) Secretary’s Certificate. Parent shall have received a duly executed certificate from the Secretary of the Company with respect to: (a) the certificate of incorporation, as certified by the Secretary of State of Delaware as of a recent date, and bylaws of the Company, (b) resolutions of the board of directors of the Company with respect to the authorizations of this Agreement and the other agreements contemplated hereby, (c) a certificate of existence and good standing of the Company as of a recent date from the Secretary of State of the State of Delaware and each jurisdiction in which the Company is required to be qualified to do business and (d) the incumbency of the executing officers of the Company;

(iv) Required Consents. Company shall have delivered the Governmental Agency and third party consents, approvals and releases set forth on Schedule 3.3(e), all of which are necessary in connection with the consummation of the transactions contemplated hereby;

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(v) Allocation Agreement. The Stockholders shall have executed and delivered the Allocation Agreement, and such agreement shall be in full force and effect;

(vi) Lockup Agreement. Each of the Stockholders and all officers and directors of the Company shall have executed a Lockup Agreement in substantially the form attached hereto as Exhibit G (the “Lockup Agreement”), that such person shall not sell, pledge, transfer, assign or engage in any hedging transaction with respect to Parent Common Stock issued to such stockholders as part of the Merger Consideration commencing upon the Effective Time, and all Stock Consideration shall be released from the Lock-Up Agreement twelve (12) months following the Effective Time;

(vii) Release. Parent shall have received from the Stockholders, a release in the appropriate form attached hereto as Exhibit F;

(viii) Books and Records. Parent shall have received the stock books, stock ledgers, minute books, and corporate seals, if any, of the Company and the stock certificate representing all of the issued and outstanding stock of the Company; and

(ix) FIRPTA. The Company shall have delivered to Parent a properly executed FIRPTA Notification Letter, in form and substance reasonably acceptable to Parent, which states that shares of Company Capital Stock do not constitute “United States real property interests” under Section 897(c) of the Code, for purposes of satisfying Parent’s obligations under Treasury Regulation Section 1.1445-2(c)(3). In addition, simultaneously with delivery of such Notification Letter, the Company shall have provided to Parent, as agent for the Company, a form of notice to the Internal Revenue Service in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2) and in form and substance reasonably acceptable to Parent, along with written authorization for Parent to deliver such notice form to the Internal Revenue Service on behalf of the Company upon the Closing.

(g) Form of Deliverables. The form and substance of all certificates, instruments, opinions or other documents delivered by or on behalf of Stockholders’ Representative or the Company to Parent under this Agreement shall be satisfactory in all reasonable respects to Parent and its counsel.

Any condition specified in this Section 3.3 may be waived by Parent; provided, however, that no such waiver shall be effective unless it is set forth in a writing executed by Parent.

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ARTICLE IV
COVENANTS RELATING TO CONDUCT OF BUSINESS

4.1 Conduct of Business of the Company Pending the Merger. The Company covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by Parent or as expressly contemplated by this Agreement, the business of the Company shall be conducted only in, and the Company shall not take any action except in, the ordinary course of business and in a manner consistent with past practice and in compliance with applicable laws; and the Company, except as expressly contemplated by this Agreement, shall use its commercially reasonable efforts to preserve substantially intact the business organization of the Company, to keep available the services of the present officers and employees and to preserve the present relationships of the Company with such of the customers, suppliers, licensors, licensees, or distributors with which the Company has significant business relations. By way of amplification and not limitation, without the prior written consent of Parent (which shall not be unreasonably withheld or delayed), the Company shall not, between the date of this Agreement and the Effective Time, except as set forth in Schedule 4.1 of the Company Disclosure Schedule, directly or indirectly do, or propose or commit to do, any of the following:

(a) Amend its certificate of incorporation or bylaws or equivalent organizational documents;

(b) Except for the issuance of stock options under the Company’s Option Plan to employees and consultants of the Company, issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of the Company;

(c) Declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of the Company Capital Stock; provided, however that the Company shall be entitled:

(i) to make payments to each of the Stockholders on a bi-monthly basis as and when other employees of the Company are paid, a base salary based upon the base compensation (excluding any tax distribution, bonus or other unordinary payments but including payments to a Company Plan) paid to the Stockholder at the same rate as of the date hereof; and

(ii) to make payments to each Stockholder on a quarterly basis an amount not to exceed the estimated tax obligation of each Stockholder for income tax (federal and state) for any taxable year or portion thereof, up to the calendar quarter ending immediately prior to the Closing.

(d) Amend the terms of any Company Plan to make the terms of such plan more favorable to its participants or to increase any benefit under such plan.

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(e) Acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

(f) Modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable Law;

(g) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including the Company Capital Stock (except (i) by incurring Permitted Liens; and (ii) equipment and property no longer used in the operation of the Company’s business) other than in the ordinary course of business consistent with past practice;

(h) Except as may be required as a result of a change in Law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

(i) Settle or compromise any pending or threatened suit, action or claim (other than the payment of health benefit claims on behalf of customers of the Company) involving a payment by the Company in excess of $100,000;

(j) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company;

(k) Fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering the Company or its properties, assets and businesses or comparable replacement policies;

(l) Except for moving expenses related to the Company’s relocation and the updating or duplicating the IT system, authorize or make capital expenditures in excess of $350,000;

(m) (i) Make any material Tax election or settle or compromise any material federal, state, local or foreign Tax liability, change any annual tax accounting period, change any material method of Tax accounting, enter into any closing agreement relating to any Tax, or surrender any right to claim a Tax refund or (ii) consent, without providing advance notice to Parent, to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(n) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of the Company Capital Stock or its stock options or debt securities;

(o) (i) Repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities; (ii) incur any indebtedness for borrowed money (including pursuant to any commercial paper program or credit facility of the Company) or issue any debt securities; or (iii) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, other than any subsidiary of the Company, or (iv) make any loans, advances or capital contributions to, or investments in, any Person other than subsidiaries or providers of the Company in the ordinary course of business consistent with past practice;

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(p) Except as set forth in Schedule 4.1 of the Company Disclosure Schedule, enter into or renew, extend, materially amend or otherwise materially modify (i) any Company Material Contract, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves the Company incurring a liability in excess of $200,000 and which is not terminable by the Company without penalty upon one year or less notice);

(q) Except as set forth in Schedule 4.1 of the Company Disclosure Schedule and except to the extent required under this Agreement or pursuant to applicable law, increase the salary, compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of the Company in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of the Company, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to the Company);

(r) Grant any license with respect to Intellectual Property Rights other than non-exclusive licenses granted in the ordinary course of business;

(s) Take any action or omit to take any action that would reasonably be expected to cause any Intellectual Property Rights used or held for use in its business to become invalidated, abandoned or dedicated to the public domain;

(t) Take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Code;

(u) Pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than, without limitation, any expenses incurred in connection with the transactions contemplated hereby and the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of the Company or incurred in the ordinary course of business and consistent with past practice;

(v) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of the Company’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

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(w) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 4.1(a) through 4.1(u) or any action which would result in any of the conditions set forth in Article IV not being satisfied or would materially delay the Closing.

4.2 Conduct of Business of Parent Pending the Merger. Parent covenants and agrees that, during the period from the date hereof to the Effective Time and except as otherwise agreed to in writing by the Company, Parent shall not except as set forth in Schedule 4.2 of the Parent Disclosure Schedule, directly or indirectly:

(a) Amend the Parent Charter or bylaws or equivalent organizational documents;

(b) Issue, deliver, sell, pledge, dispose of or encumber, or authorize or commit to the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest (including, but not limited to, stock appreciation rights or phantom stock), of Parent;

(c) Except for payments reserved for dissenting stockholders not exceeding 27.26%, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

(d) Acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division or line of business;

(e) Modify its current investment policies or investment practices in any material respect except to accommodate changes in applicable Law or consummate the Merger;

(f) Transfer, sell, lease, mortgage, or otherwise dispose of or subject to any Lien any of its assets, including capital stock other than in the ordinary course of business consistent with past practice;

(g) Except as may be required as a result of a change in Law or in generally accepted accounting or actuarial principles, make any change to the accounting practices or principles or reserving or underwriting practices or principles used by it;

(h) Settle or compromise any pending or threatened suit, action or claim involving a payment by Parent in excess of $100,000;

(i) Adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Parent;

(j) Fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies covering Parent or its properties, assets and businesses or comparable replacement policies;

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(k) Authorize or make capital expenditures;

(l) (i) Make any material Tax election or settle or compromise any material federal, state, local or foreign Tax liability, change any annual tax accounting period, change any material method of Tax accounting, enter into any closing agreement relating to any Tax, or surrender any right to claim a Tax refund or (ii) consent, without providing advance notice to the Company, to any extension or waiver of the limitations period applicable to any Tax claim or assessment;

(m) Reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, stock options or debt securities;

(n) (i) Repay or retire any indebtedness for borrowed money or repurchase or redeem any debt securities; (ii) incur any indebtedness for borrowed money or issue any debt securities; or (iii) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any Person, or make any loans, advances or capital contributions to, or investments in, any other Person, other than providers of Parent in the ordinary course of business consistent with past practice; provided, however, that Parent may undertake and consummate one or more private placements of its equity and/or debt securities prior to the Closing Date upon terms acceptable to it, after consultation with the Stockholders; provided further, however, that: (a) the gross proceeds of such private placement do not exceed the lesser of the amount paid in Conversion Payments and $5,000,000, (b) Parent shall use commercially reasonable efforts to ensure that the per share consideration received for any equity securities offered or sold in such private placement is not less than a discount of more than 20% of the average closing price of Parent’s Common Stock for the 10 days prior to the closing of the private placement and (c) the net proceeds of such private placement are used solely to: (i) pay a portion of the Cash Consideration and (ii) provide working capital to the Company;

(o) Except as set forth in Section 4.2 of the Parent Disclosure Schedule, enter into or renew, extend, materially amend or otherwise materially modify (i) any material contract, or (ii) any other contract or agreement (with “other contract or agreement” being defined for the purposes of this subsection as a contract or agreement which involves Parent incurring a liability in excess of $200,000 and which is not terminable by Parent without penalty upon one year or less notice);

(p) Except as set forth in Section 4.2 of the Parent Disclosure Schedule and except to the extent required under this Agreement or pursuant to applicable law, increase the compensation or fringe benefits of any of its directors, officers or employees, except for increases in salary or wages of officers and employees of Parent in the ordinary course of business in accordance with past practice, or grant any severance or termination pay not currently required to be paid under existing severance plans or enter into, or amend, any employment, consulting or severance agreement or arrangement with any present or former director, officer or other employee of Parent, or establish, adopt, enter into or amend or terminate any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, welfare, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any directors, officers or employees, except for any plan amendments to comply with Section 409A of the Code (provided that any such amendments shall not materially increase the cost of such plan to Parent);

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(q) Take or fail to take any action that would prevent the Merger from qualifying as reorganization within the meaning of Section 368(a) of the Code;

(r) Pay, discharge or satisfy any claims, liabilities or obligations (absolute accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business and consistent with past practice, of liabilities reflected or reserved against in the financial statements of Parent or incurred in the ordinary course of business and consistent with past practice;

(s) Enter into any transaction with, or enter into any agreement, arrangement, or understanding with any of Parent’s affiliates that would be required to be disclosed pursuant to Item 404 of SEC Regulation S-K; or

(t) Take, or offer or propose to take, or agree to take in writing or otherwise, any of the actions described in Sections 4.2 (a) through 4.2 (s) or any action which would result in any of the conditions set forth in Article IV not being satisfied or would materially delay the Closing.

4.3 Operational Matters. From the date of this Agreement until the Effective Time, at the request of Parent, senior management of Company shall (a) confer on a regular and frequent basis with Parent and (b) report to Parent on operational matters. Company shall file or furnish all reports, communications, announcements, publications and other documents required to be filed or furnished by it with all Governmental Entities between the date of this Agreement and the Effective Time and Company shall (to the extent any report, communication, announcement, publication or other document contains any statement relating to this Agreement or the Merger, and to the extent permitted by law or regulation) consult with Parent for a reasonable time before filing or furnishing any such report, communication, announcement, publication or other document and mutually agree upon any such statement and deliver to Parent copies of all such reports, communications, announcements, publications and other documents promptly after the same are filed or furnished. Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of Company prior to the Effective Time. Prior to the Effective Time, each of Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective businesses and operations.

ARTICLE V
REPRESENTATIONS AND WARRANTIES REGARDING THE
COMPANY AND ITS SUBSIDIARIES

Subject to the exceptions set forth in the schedules of the Company delivered by the Company to Parent and the Merger Subsidiary concurrently with this Agreement (the “Company Disclosure Schedule”), as a material inducement to Parent and the Merger Subsidiary to enter into this Agreement, the Company, Robin Ware, Michael Ware and Raymond Romano, jointly and severally, represent and warrant to Parent as follows:

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5.1 Organization and Power; Subsidiaries and Investments. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. The Company and its Subsidiaries are each qualified to do business as foreign entities and are in good standing in the jurisdictions listed on the attached Schedule 5.1, which jurisdictions constitute all of the jurisdictions in which the ownership of properties or the conduct of the Business requires the Company or its Subsidiaries to be so qualified except where the failure to be qualified would not result in a Material Adverse Effect. The Company and its Subsidiaries have all requisite corporate power and authority to own their assets and carry on their business as now conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The certificate of incorporation and bylaws of the Company and its Subsidiaries, which have previously been furnished to Parent, reflect all amendments thereto and are correct and complete in all respects. Except for Roth Associates Interactive, Inc. and Hotels at Home SAS, the Company has no Subsidiaries and neither the Company nor its Subsidiaries own or control (directly or indirectly) any partnership interest, joint venture interest, equity participation or other security or interest in any Person.

5.2 Authorization. The execution, delivery and performance by the Company of this Agreement, the other agreements contemplated hereby and each of the transactions contemplated hereby or thereby have been duly and validly authorized by the Company and no other act or proceeding on the part of the Company, its boards of directors or stockholders is necessary to authorize the execution, delivery or performance by the Company of this Agreement or any other agreement contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Company will each constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.3 Capitalization. Schedule 5.3 attached hereto accurately sets forth the authorized and outstanding equity of the Company and its Subsidiaries and the name and number of shares held by each stockholder thereof. All of the issued and outstanding shares of the Company and its Subsidiaries have been duly authorized, are validly issued, fully paid and nonassessable and none were issued in violation of the preemptive rights of any Person. No other class of capital stock of the Company or its Subsidiaries is authorized or outstanding. Except as set forth in Schedule 5.3, there are no outstanding or authorized options, warrants, rights, contracts, pledges, calls, puts, rights to subscribe, conversion rights or other agreements or commitments to which the Company or its Subsidiaries is a party or which is binding upon the Company or its Subsidiaries providing for the issuance, disposition or acquisition of any of its equity or any rights or interests exercisable therefor. There are no outstanding or authorized equity appreciation, phantom stock or similar rights with respect to the Company or its Subsidiaries.

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5.4 No Breach. Except as set forth on Schedule 5.4 attached hereto, and as would not have a Material Adverse Effect, the execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby and the consummation of each of the transactions contemplated hereby or thereby will not (a) violate, result in any breach of, constitute a default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under the certificate of incorporation or bylaws of the Company or its Subsidiaries, any material Law, any material Order or any material Contract to which the Company or its Subsidiaries or their respective Assets is bound; (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon any Assets or any of the equities of the Company or its Subsidiaries; or (c) require any material authorization, consent, approval, exemption or other action by or notice to any Governmental Agency or other Person under the provisions of any material Law, material Order or any material Contract by which the Company or its Subsidiaries or any of their respective Assets is bound.

5.5 Financial Statements.

(a) Each of the Financial Statements when delivered will be accurate and complete in all material respects and will present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its Subsidiaries throughout the periods covered thereby and will have been prepared in accordance with GAAP consistently applied throughout the periods indicated. The representations and warranties contained in this Section 5.5(a) shall only become effective as to each Financial Statement as and when the Company delivers such Financial Statement to Parent and indicates that it is acceptable for inclusion in the Proxy Statement.

(b) There has not been, since December 31, 2006, nor to the Company’s Knowledge is there pending, any material change in accounting requirements or principals imposed on the Company or its Subsidiaries.

5.6 Absence of Certain Developments. Except as set forth in Schedule 5.6 attached hereto, since December 31, 2006, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past custom and practice, and neither the Company nor its Subsidiaries has:

(a) Suffered a Material Adverse Effect;

(b) Sold, leased, assigned, licensed or transferred any of its Assets or any portion thereof (other than sales of inventory, in the ordinary course of business, or sales of obsolete assets) or mortgaged, pledged or subjected them to any Lien, except for Permitted Liens;

(c) Made any material capital expenditures or commitments therefor in excess of $350,000, other than in the ordinary course of business consistent with past custom and practice and not disclosed in the Company’s or its Subsidiaries’ business plans provided to Parent; provided, however, the Company may enter into agreements to increase its office space, duplicate and/or update its IT systems and lease office equipment;

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(d) Created, incurred or assumed any Indebtedness and has not guaranteed any Indebtedness or Liability of any Person and all Indebtedness will be included in the calculation of Adjusted Cash;

(e) Declared, set aside or paid any dividend or distribution of cash or other property to any shareholder of the Company or its Subsidiaries with respect to its equity or purchased, or redeemed or otherwise acquired any of its equity or any warrants, options or other rights to acquire its equity, other than cash dividends paid to any shareholder of the Company or its Subsidiaries in the ordinary course of business consistent with past custom and practice;

(f) Declared, set aside or paid any salary or compensation to any director or employee outside the ordinary course of business consistent with past custom and practice;

(g) Declared, set aside or paid any amounts to any of the Company’s Affiliates outside the ordinary course of business consistent with past custom and practice;

(h) Amended or authorized the amendment of its certificate of incorporation or bylaws;

(i) Committed or agreed to any of the foregoing; or

(j) Received any notice from any material customer, supplier or other Person with whom the Company or its Subsidiaries has a material business relationship indicating that said Person intends to change their respective relationship the Company or its Subsidiaries.

5.7 Real Property Leases.

(a) Leased Real Property. Schedule 5.7(a) sets forth the address of each Leased Real Property facility of the Company and its Subsidiaries. With respect to the Leased Real Property, except as set forth on Schedule 5.7(a): (i) the Leases are legal, valid, binding and enforceable against the Company and its Subsidiaries and are in full force and effect and have not been amended, assigned, supplemented, or modified in writing or otherwise; (ii) the transactions contemplated hereby do not require the consent of any other Person and, to the Knowledge of the Company, will not result in a breach of or default under the Leases or permit the termination, modification or exercise of any right under the Leases; and (iii) neither the Company nor its Subsidiaries are in breach or default under the Leases and no event has occurred or circumstance exists which, with the delivery of notice, passage of time or both, would constitute such a breach or default or permit the termination, modification or acceleration of rent under such Leases. There are no other agreements between the landlord or sublandlord under the Leases and the subtenant or tenant under the Leases concerning the space rental under the Leases, whether oral or written. Neither the Company nor its Subsidiaries have subleased any of the Leased Real Property to any Person.

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(b) Real Property Used in the Business. The Leased Real Property identified on Schedule 5.7(a) comprises all of the real property used in the operation of the Business. Neither the Company nor its Subsidiaries now have, nor has ever had, any fee interest in any real property.

(c) Leases. To the Knowledge of the Company, all conditions and agreements under the Leases to be satisfied or performed by each landlord or sublandlord under the Leases have been satisfied and performed in all material respects. To the Knowledge of the Company, there are no uncured defaults on the part of each landlord or sublandord under the Leases. Neither the Company nor its Subsidiaries have sent any notice of default under the Leases to any landlord or sublandlord under the Leases; and there are no events which have occurred that, with the giving of notice or the passage of time or both, would result in a default by any landlord or sublandlord under the Leases.

(d) Cost of the Leased Real Property. The rents, income and charges set forth in the Schedule 5.7(d) attached hereto are the actual rents, income, expenses and charges presently being paid by the Company or its Subsidiaries and are for and in connection with the Leased Real Property.

5.8 Title to Assets. Except for (a) leased Personal Property and (b) the Personal Property of the Stockholders described on Schedule 5.8 attached hereto and Proprietary Rights licensed from third parties, the Company and its Subsidiaries owns good and valid title, free and clear of all Liens, other than Permitted Liens, to all of the personal, tangible and intangible personal property and Assets used in the Business, including, without limitation, the assets shown on the Audited Financial Statements. The Company owns all of the issued and outstanding stock of each of Roth Associates Interactive, Inc. and Hotels at Home SAS. None of the Permitted Liens materially interfere with the ordinary conduct of the Business or materially detract from the use, occupancy, value or marketability of title of the assets subject thereto.

5.9 Contracts and Commitments.

(a) To the Company’s knowledge, Schedule 5.9(a) attached hereto lists all of the following Contracts of the Company and its Subsidiaries which are currently in effect as of the date hereof (and, as identified on Schedule 5.9(a), the “Material Contracts”):

(i) Contracts (other than purchase orders entered into in the ordinary course of business) which involve commitments to make capital expenditures or which provide for the purchase of goods or services by the Company or its Subsidiaries from any one Person under which the undelivered balance of such products or services has a purchase price in excess of Twenty-Five Thousand Dollars ($25,000);

(ii) Contracts (other than purchase orders entered into in the ordinary course of business) which provide for the sale of products or services by the Company or its Subsidiaries and under which the undelivered balance of such products or services has a sale price in excess of Twenty-Five Thousand Dollars ($25,000);

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(iii) Contracts relating to the borrowing of money by the Company or its Subsidiaries, to the granting by the Company or its Subsidiaries of a Lien on any of its assets, or any guaranty by the Company or its Subsidiaries of any obligation or Liability in any case involving a Liability in excess of Twenty-Five Thousand Dollars ($25,000);

(iv) Contracts with dealers, distributors, brokers or sales representatives which are likely to involve payments in excess of Twenty-Five Thousand Dollars ($25,000);

(v) Contracts relating to advertising or media commitments for its products or services which are likely to involve payments in excess of Twenty-Five Thousand Dollars ($25,000);

(vi) Contracts pursuant to which the Company or its Subsidiaries is a lessor or a lessee of any property, Personal Property or real property, or holds or operates any tangible Personal Property owned by another Person, except for any leases of personal property under which the aggregate annual rent or lease payments do not exceed Twenty-Five Thousand Dollars ($25,000);

(vii) Contracts relating to the manufacture or packaging of any of the Company’s or its Subsidiaries’ products which are likely to involve payments in excess of Twenty-Five Thousand Dollars ($25,000);

(viii) Contracts for the use, license or sublicense of any Proprietary Rights owned or licensed by the Company or its Subsidiaries or otherwise used in the Business (other than any license of mass-marketed or otherwise generally available software);

(ix) any power of attorney (whether revocable or irrevocable) given to any Person by the Company or its Subsidiaries;

(x) Contracts by the Company or its Subsidiaries not to compete in any business or in any geographical area or with respect to which the Company or its Subsidiaries is the beneficiary of any non-compete provision;

(xi) Contracts restricting the right of the Company or its Subsidiaries to use or disclose any information in their possession or with respect to which the Company or its Subsidiaries is the beneficiary of any confidentiality, nondisclosure or non-use provision;

(xii) any partnership, joint venture or other similar arrangements;

(xiii) any employment agreements, severance agreements, bonus agreements and non-competition agreements with employees of the Company or its Subsidiaries including, without limitation, all contracts involving Bonus Payments;

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(xiv) any Contract with any officer, director, shareholder or any of their respective Affiliates except for employment agreements with its officers (which shall be identified as an Affiliate contract on Schedule 5.9(a)); and

(xv) any other Contract by the Company or its Subsidiaries which is material to the operation of the Business.

(b) Except as disclosed on the attached Schedule 5.9(b): (i) neither the Company nor its Subsidiaries has materially breached or cancelled any Contract; (ii) to the Company’s Knowledge, none of the Company’s or its Subsidiaries’ Contracts have been breached in any respect or canceled by the other party which has not been duly cured or reinstated; (iii) to the Company’s Knowledge, neither the Company nor its Subsidiaries is in receipt of any written claim of default under any Contract; (iv) to the Company’s Knowledge, no event has occurred which with the passage of time or the giving of notice or both would result in a material breach or default under any Contract or create in any Person the right to accelerate, suspend, terminate, modify, cancel or exercise any other material right under any Contract; (v) no Person has given written notice to the Company or its Subsidiaries of repudiation of any provision of any Contract; and (vi) neither the Company nor its Subsidiaries has received any written notice of any, and to the Company’s and its Subsidiaries Knowledge there is no, impending change of any relationship with any customer or supplier of the Company or its Subsidiaries or other Person with whom the Company or its Subsidiaries has a material business relationship. To the Company’s and its Subsidiaries’ Knowledge, each Contract is valid, binding and in full force and effect and enforceable in accordance with its terms. Except as disclosed on Schedule 5.9(b), all of the Material Contracts are either terminable at will or on not more than 90 days advance notice by the Company or its Subsidiaries and in either case without penalty.

(c) Except as disclosed on Schedule 5.9(a), the Company and its Subsidiaries has made available to Parent true, correct and complete copies of all of the Material Contracts together with all amendments or waivers thereof.

(d) Each of the Company’s and its Subsidiaries’ Contracts have been entered into without the commission of any act by or on behalf of the Company, alone or in concert with any other Person, or any consideration having been paid or promised, that, in either case, is or would be in violation of any Law.

(e) Except as disclosed on Schedule 5.9(e), the Company has obtained all consents from third parties required under the Material Contracts which are necessary to consummate the transactions contemplated hereby. The consummation of the transactions contemplated by this Agreement will not result in the termination or breach of any of the Material Contracts.

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5.10 Proprietary Rights.

(a) The Company and its Subsidiaries are the owners of, or have the exclusive right to use all Proprietary Rights used in the operation of the Business as presently conducted and as presently proposed to be conducted by Parent following the Closing. Each item of Proprietary Rights will be owned or available for use by the Company or its Subsidiaries on identical terms and conditions immediately subsequent to the Effective Time.

(b) To the Knowledge of the Company and its Subsidiaries, except as disclosed in Schedule 5.10(b), neither the Company nor its Subsidiaries has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights of any Person, and there are no unresolved charges, complaints, claims, demands, or notices alleging any such interference, infringement, misappropriation, or violation (including any claim that Company must license, or refrain from using, any Proprietary Rights of any Person). To the Knowledge of the Company and its Subsidiaries, except as disclosed in Schedule 5.10(b), no Person has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Proprietary Rights owned or used by the Company or its Subsidiaries in the Business. Schedule 5.10(b) lists all Proceedings pending or, to the Knowledge of the Company, threatened, which challenges the validity, legality, enforceability, use or ownership of any Proprietary Rights owned or used by the Company or its Subsidiaries in the Business.

(c) To the Knowledge of the Company and its Subsidiaries, neither the Company nor its Subsidiaries has engaged in any business practices that are unfair, improper or illegal, including any misrepresentation of the origin, source, or composition of any of their products and any misrepresentation as to the endorsement, sponsorship or affiliation of any of their products by any Person or group.

(d) Schedule 5.10(d) identifies: (i) each patent, trademark registration and copyright registration which has been issued to the Company or its Subsidiaries; and (ii) each pending patent application, trademark registration application and copyright registration application which has been made by or on behalf of the Company or its Subsidiaries with respect to any Proprietary Rights. The Company and its Subsidiaries has made available to Parent correct and complete copies of all such registrations and applications (as amended to date or otherwise modified and in effect) and all other written documentation evidencing ownership and prosecution (if applicable) of each such item. Schedule 5.10(d) also identifies all trade names, unregistered trademarks and servicemarks used by the Company in the Business. With respect to each of the foregoing items of Proprietary Rights:

(i) except as disclosed in Schedule 5.10(d)(i), the Company or its Subsidiaries possess all right, title and interest in and to the item, free and clear of any Lien other than Permitted Liens;

(ii) the item is not subject to any outstanding Order except for those which would not cause a Material Adverse Effect;

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(iii) except as disclosed in Schedule 5.10(d)(iii), neither the Company nor its Subsidiaries has agreed to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to the item;

(iv) each patent, each trademark registration and each copyright registration has been properly obtained in accordance with all applicable rules and regulations governing the prosecution of applications for such patents, or trademark or copyright registrations, and the Company has not engaged in any fraud or other misconduct with regard to the prosecution or procurement of the rights or interests associated with any patent, or trademark or copyright registration; and

(v) except as disclosed on Schedule 5.10(d)(v), to the Knowledge of the Company, all necessary application, registration, maintenance and renewal fees in connection with all patent, trademark and copyright registrations and applications for registration have been paid and all necessary documents and certificates in connection therewith have been filed with the relevant authority for the purpose of maintaining the registrations or applications for registration; and to the Knowledge of the Company, no issued patent and no trademark or copyright registration is subject to cancellation, re-examination, termination or withdrawal based upon circumstances existing on or prior to the date of the Closing.

(e) Schedule 5.10(e) identifies (a) each item of Proprietary Rights that the Company exploits pursuant to a license, sublicense or other agreement and (b) each item of Proprietary Rights that the Company licenses or sublicenses to any third Person or otherwise allows any third Person to use. The Company has made available to Parent correct and complete copies of all such licenses, sublicenses, agreements and permissions (as amended to date or otherwise modified and in effect). With respect to each of the foregoing items of Proprietary Rights:

(i) the license, sublicense, agreement, or permission covering the item is legal, valid, binding, enforceable and in full force and effect;

(ii) the license, sublicense, agreement or permission shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

(iii) no party to the license, sublicense, agreement or permission is in breach or default and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification or acceleration thereunder;

(iv) no party to the license, sublicense, agreement or permission has repudiated any provision thereof;

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(v) with respect to each sublicense, the representations and warranties set forth in subsections (i) through (iv) above are true and correct with respect to the underlying license;

(vi) no item is subject to any outstanding Order; and

(vii) the Company’s ability to exploit each item is not limited in any material respect.

(f) The Company has taken all reasonably necessary and desirable actions to maintain and protect its right, title and interest in Proprietary Rights, including efforts to obtain confidentiality and non-disclosure agreements from each Person with access to such Proprietary Rights. To the Knowledge of the Company, each Person who has had access to confidential and proprietary information relating to the Business has a legal obligation of confidentiality to the Company with respect to such information.

5.11 Governmental Licenses and Permits. Schedule 5.11 contains a complete listing of all material Governmental Licenses held or used by the Company in the conduct of the Business. The Company owns or possesses all right, title and interest in and to all material Governmental Licenses that are necessary to own and operate the Business as presently conducted. Each such Governmental License has been duly obtained, is valid and in full force and effect and is not subject to any Proceeding to revoke, cancel, modify, limit, restrict or declare such Governmental Licenses invalid in any material respect. The Company has materially complied with and is in material compliance with the terms and conditions of such Governmental Licenses and have not received any written notices of the violation of any of the terms or conditions of such Governmental Licenses. The consummation of the transactions contemplated hereby will not, and no event has occurred or circumstance exists that may (with or without the giving of notice or the passage of time or both or otherwise) (i) constitute or result, directly or indirectly in a material violation of or a failure to comply with any term or requirement of any material Governmental License, or (ii) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, termination or modification of any material Governmental License. All applications required to have been filed for the continued validity or renewal of any Governmental License have been duly filed on a timely basis with the appropriate Governmental Agency or other Person, and all other filings required to have been made with respect to the Governmental License have been duly made on a timely basis with the appropriate Governmental Agency or other Person, except as would not have a Material Adverse Effect.

5.12 Proceedings. Except as set forth in Schedule 5.12 or as would not have a Material Adverse Effect, there are no material Proceedings pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries, or any of their assets or the Business and to the Company’s Knowledge, there is no basis for any Proceeding against the Company or its Subsidiaries or any of their assets or the Business; and neither the Company nor its Subsidiaries is subject to any Order of any Governmental Agency. Except as set forth on Schedule 5.12, neither the Company nor its Subsidiaries is currently required, whether by contract or operation of Law, to indemnify any of the officers, directors or employees (past or present) of the Company or its Subsidiaries and there have been no claims made against the Company or its Subsidiaries for indemnity by any past or present officer, director or employee.

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5.13 Compliance with Laws. Except as set forth in Schedule 5.13, the Company and its Subsidiaries has materially complied with and are in compliance in all material respects with all applicable Laws and Orders. No written notice has been received by the Company or its Subsidiaries alleging a violation of or liability or potential responsibility under any such Law or Order. To the Company’s Knowledge, since December 31, 2006, there has been no change in any applicable Laws that would have a Material Adverse Effect and there is no impending change in any applicable Laws that would have a Material Adverse Effect.

5.14 Environmental Matters. The Company and its Subsidiaries have materially complied with and are in compliance in all material respects with all Environmental Laws. Neither the Company nor its Subsidiaries has received any written notice regarding any, and to the Company’s Knowledge, there has been no, violation of, or any Liability or investigatory, corrective or remedial obligation under, any Environmental Law with respect to the past or current operations, properties or facilities of the Company or its Subsidiaries, except as would not have a Material Adverse Effect. Neither the Company nor its Subsidiaries has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Substance in a manner which has given rise to any Liabilities or investigatory, corrective or remedial obligations pursuant to Environmental Laws, except as would not have a Material Adverse Effect. To the Company’s Knowledge, (i) there has been no disposal, burial or placement of Hazardous Substances on or about the Leased Real Property; (ii) neither the Company nor its Subsidiaries nor any other Person has used all or part of the Leased Real Property or any lands contiguous to the Leased Real Property in violation of any Environmental Laws; (iii) there is no contamination, pollution or danger of pollution resulting from a condition on or under the Leased Real Property, or on or under any lands in the vicinity of the Leased Real Property; (iv) there are no storage tanks on or under the Leased Real Property; (v) environmental conditions associated with the Leased Real Property are in compliance with all Environmental Laws; and (vi) the Company has disclosed to Parent all information in the Company’s or its Subsidiaries’ possession relating to the environmental condition of the Leased Real Property. Neither the Company nor its Subsidiaries has received any written notice from neighboring property owners indicating they have any concerns about existing environmental conditions which could affect the Leased Real Property or suggesting they might look to the Company or its Subsidiaries for contribution to clean up such condition.

5.15 Employees. The Company and its Subsidiaries have materially complied with and are in compliance in all material respects with all applicable Laws relating to the employment of labor. There are no administrative charges or court complaints pending or, to the Company’s Knowledge, threatened against the Company or its Subsidiaries before the U.S. Equal Employment Opportunity Commission or any federal, foreign, state or local court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor and to the Company’s Knowledge, there is no basis for any administrative charge or court complaint, except as would not have a Material Adverse Effect. Neither the Company nor its Subsidiaries has experienced any union organization attempts, labor disputes or work stoppage or slowdowns due to labor disagreements. There is no labor strike, dispute, work stoppage or slowdown involving any of the employees of the Company or its Subsidiaries pending or, to the Company’s Knowledge, threatened. The Company is not a party to any labor or union agreement. Neither the Company nor its Subsidiaries has not implemented any employee layoffs that could implicate the WARN Act.

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5.16 Employee Benefit Plans.

(a) Schedule 5.16(a) contains a complete list of each benefit plan in which current or former employees of the Company or its Subsidiaries participate, or which the Company or its Subsidiaries maintains, or to which the Company or its Subsidiaries contributes or has any obligation to contribute, or with respect to which the Company is reasonably expected to have any material Liability (such plans, policies, programs and arrangements, shall be referred to herein collectively as the “Company Plans”).

(b) The Company has provided Parent with true and complete copies of: (i) all documents embodying each Company Plan, including all amendments thereto and related trust agreements, if any; (ii) the most recent annual actuarial valuations and annual and periodic accounting, if any, prepared for each Company Plan; (iii) the most recently filed annual report (Form 5500), if any, and all schedules attached thereto for each Company Plan; and (iv) the most recent summary plan description and summary of material modifications, if any, required under ERISA for each Company Plan.

(c) Neither the Company nor its Subsidiaries nor any other Person that is or that has been a member of a controlled group or any other similar arrangement that would be combined with the Company or its Subsidiaries under Code Section(s) 414(b), (c), (m) or (o) participates in or contributes to and has not participated in or contributed to any multiemployer plan (as defined in Section 3(37) of ERISA).

(d) No Company Plan provides post-termination health, accident or life insurance benefits, other than group health benefits required to be provided to former employees, their spouses and other dependents under Code Section 4980B or Part 6 of Subtitle B of Title I of ERISA or applicable similar state Law (“COBRA”).

(e) No Company Plan is subject to Title IV of ERISA or the minimum funding requirements of Code Section 412.

(f) There is no pending or, to the Company’s Knowledge, threatened Proceeding (other than routine claims for benefits) by or on behalf of any Company Plan or any trusts which are associated with such Company Plans. To the Company’s Knowledge, no Company Plans are under audit or investigation by the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Agency.

(g) The requirements of COBRA and of Code Section and 9801, et. seq., and any applicable state Laws have been met in all material respects with respect to each Company Plan that is subject to such applicable provisions.

(h) To the extent due and payable, all contributions (including all employer contributions and employee salary reduction contributions) and all premiums or other such payments have been paid to each Company Plan for any period ending on or before the Effective Time, except as would not have a Material Adverse Effect. All contributions, premiums and other payments which are not yet due have been accrued on the financial statements in accordance with generally accepted accounting principles consistent with past practice.

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(i) Except as disclosed on Schedule 5.16(i), the completion of the transactions contemplated by this Agreement will not result, separately or in the aggregate, in the payment of any amount that will be: (i) non-deductible to the Company or its Subsidiaries or the Surviving Company under Code Section 280G; (ii) characterized as an “excess parachute payment” within the meaning of Code Section 280G(b)(1); or (iii) subject to the excise tax under Code Section 4999.

(j) Since January 1, 2005, the Company and its Subsidiaries have operated and administered all Company Plans that are nonqualified deferred compensation plans (as defined under Code Section 409A) in good faith compliance with the requirements of Code Section 409A and the rules, regulations and guidance issued thereunder. To the Company’s Knowledge, no employee of the Company or its Subsidiaries will have compensation includable in his or her gross compensation as a result of the application of Code Section 409A. Except as set forth on Schedule 5.16(j), neither the Company nor its Subsidiaries is, nor has ever been, party to any tax indemnity agreement or other agreement that requires the Company or its Subsidiaries to “gross up” or otherwise compensate any employee because of the imposition of any income, excise or other Tax.

(k) The Company Plans have been maintained, funded and administered in accordance with their terms in all material respects and comply in form and in application in all material respects with the applicable requirements of ERISA and the Code.

5.17 Insurance.

(a) Schedule 5.17 lists each insurance policy (including policies providing property, liability, life and Worker’s Compensation coverage and bond and surety arrangements) to which the Company or its Subsidiaries is a party. Except as set forth on Schedule 5.17, true and correct copies of each such policy have been provided to Parent.

(b) To the Company’s Knowledge, each of the above listed policies are legal, valid, binding, enforceable and in full force and effect. Prior to the Closing Date, neither the Company nor its Subsidiaries will cancel or allow to expire any such policies unless replaced with other comparable insurance. Neither the Company, its Subsidiaries nor, to the Company’s Knowledge, any other party to the policies, is in breach or default of the terms of the policies (including with respect to the payment of premiums or the giving of notices), and to the Company’s Knowledge, no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy, except as would not have a Material Adverse Effect; and to the Company’s Knowledge, no party to the policies has repudiated any provision thereof.

(c) Schedule 5.17 attached hereto describes any self-insurance arrangements affecting the Company or its Subsidiaries during the last seven (7) years. There are no retrospectively rated insurance policies with retrospective premium adjustments or other loss-sharing arrangements now nor have there been any within the last seven (7) years. True, correct and complete copies of all of the policies listed on Schedule 5.17 attached hereto have been furnished to Parent.

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(d) Neither the Company nor its Subsidiaries has ever owned an insurance company, owned shares of any insurance company or participated in a “Rent-a-Captive.”

(e) The Company has provided Parent with claims histories for the past four (4) years under all business insurance policies held by the Company or its Subsidiaries involving claims in excess of Ten Thousand Dollars ($10,000) and said histories are, to the Company’s knowledge, true and accurate in all material respects.

5.18 Tax Matters. Except as set forth on Schedule 5.18:

(a) The Company and its Subsidiaries have, and by the Closing will have, timely filed all material Tax Returns that they are required to file as of the date of this Agreement and have paid in full all Taxes required to be paid by the Company or its Subsidiaries, as applicable, as disclosed by such Tax Returns, which Tax Returns are true, correct and complete in all material respects. On or before the Closing Date, the Company and its Subsidiaries will have timely filed all Tax Returns that it will have been required to file on or before the Closing Date and will have paid in full all Taxes required to be paid by it on or before the Closing Date as disclosed by such Tax Returns and said Tax Returns will be true, correct and complete in all material respects. Neither the Company nor its Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed, nor between the date hereof and the Effective Time will the Company or its Subsidiaries request any extension of time within which to file any Tax Return without promptly delivering to Parent a copy of such request. As of immediately before the Effective Time, there will be no Liens for Taxes on any of the Assets other than Permitted Liens. Neither the Company nor its Subsidiaries has ever been a member of a group of corporations that file a consolidated Tax Return for federal income Taxes or a member of an Affiliated Group other than a group of which the Company is the common parent.

(b) The Company and its Subsidiaries have complied with all Laws relating to the withholding of Taxes required to be paid or withheld by the Company or its Subsidiaries in all material respects and have, within the manner prescribed by applicable Law, withheld from its employees, customers and any applicable payees and paid over to the proper Governmental Agencies all material amounts required to be withheld and paid over.

(c) Neither the Company nor its Subsidiaries has waived any statute of limitations or otherwise agreed to any extension of time with respect to an assessment or collection of Taxes which is still effective; no Proceedings with the Internal Revenue Service or a state, local or foreign taxing authority are presently pending with regard to Taxes of the Company or its Subsidiaries; neither the Company nor its Subsidiaries has received written notice of any impending audit relating to the Taxes of the Company or its Subsidiaries which has not yet commenced; and no deficiency for any Taxes required to be paid by the Company or its Subsidiaries has been proposed, asserted or assessed against the Company or its Subsidiaries in writing which has not been resolved and paid in full.

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(d) Neither the Company nor its Subsidiaries is a party to any Tax allocation or Tax sharing agreement.

(e) Neither the Company nor its Subsidiaries has ever been or is currently liable to pay any tax to, or file any Tax Return with, any foreign Governmental Agency.

5.19 Brokerage. Except as disclosed on the attached Schedule 5.19, there are no claims for brokerage commissions, finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Company, its Subsidiaries, Stockholders’ Representative or any Stockholder. The Company and its Subsidiaries shall have paid all amounts due by them under the agreements set forth on Schedule 5.19 at or prior to the Closing.

5.20 Undisclosed Liabilities. To the Company’s knowledge, since December 31, 2006, neither the Company nor its Subsidiaries has incurred any Liability required to be disclosed on a balance sheet or the notes thereto pursuant to GAAP, except for Liabilities:

(a) Reflected, disclosed or reserved against in (i) the balance sheet as of March 31, 2007 or the notes thereto or (ii) the Audited Financial Statements and the notes thereto;

(b) Set forth on Schedule 5.20 attached hereto;

(c) Incurred in the ordinary course of business (but excluding any material Liability arising out of tort, violations of law or breaches of contract); or

(d) Fully satisfied on the Closing Date.

5.21 Information Regarding Directors, Officers, Banks, etc. Schedule 5.21 attached hereto sets forth the following information which is complete and accurate:

(a) The name of each director and officer of the Company and its Subsidiaries and the offices held by each such Person;

(b) The name of each bank or other financial institution in which the Company or any of its Subsidiaries has an account or safe deposit box, the identifying numbers or symbols thereof and the name of each Person authorized to draw thereon and/or to have access thereto; and

(c) The name of each Person, if any, holding tax or other powers of attorney from the Company or its Subsidiaries, and a summary statement of the terms thereof.

5.22 Books and Records. The books of account, minute books, stock record books and other records of the Company and its Subsidiaries, all of which have been made available to Parent prior to the date hereof and will be delivered to Parent at or prior to Closing, are complete and correct in all material respects, and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. Those books and records not delivered to Parent at Closing are, and will be at Closing, located at the Company’s facilities in New Jersey. The minute books of the Company and its Subsidiaries contain substantially accurate and complete records of all meetings held of, and corporate actions taken by the shareholders, the board of directors or any committee of the board of directors, and no meeting of the shareholders, board of directors or any committee of the board of directors has been held for which minutes have not been prepared and are not contained in such minute books.

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5.23 Interest in Customers, Suppliers and Competitors. Except as set forth on Schedule 5.23 attached hereto, to the Company’s Knowledge, no Stockholder and no officer or director of the Company, nor any Affiliate thereof or any member of their respective family, has any direct or indirect interest in any customer, supplier or competitor of the Company or its Subsidiaries or in any business, firm or Person from whom or to whom the Company or its Subsidiaries leases any Asset, or in any other business, firm or Person with whom Parent, the Company or its Subsidiaries does business. Neither the Company nor its Subsidiaries has any outstanding loans to any officer, director or shareholder of the Company or its Subsidiaries or any member of their respective family, other than short term travel advances made in the ordinary course of business.

5.24 Condition of Assets. The Assets comprise all of the material assets necessary to own and operate the Business as conducted as of the date hereof. The Personal Property, taken as a whole, is in good operating condition and repair (normal wear and tear excepted) and has been maintained in accordance with manufacturer’s recommendations and consistent with maintenance procedures and policies of companies in the same or similar industry and which are of a similar size.

5.25 Product Warranty. Other than in the ordinary course of business or as would not cause a Material Adverse Effect, each product manufactured, sold or delivered by or on behalf of the Company or its Subsidiaries conforms with all Laws and applicable contractual commitments and all express and implied warranties, and neither the Company nor its Subsidiaries has any Liability (and, to the Company’s Knowledge, there is no basis for any present or future Proceeding against the Company or its Subsidiaries giving rise to any material Liability) for replacement or repair thereof or other damages in connection therewith. A true, complete and correct list of all material claims asserted against the Company or its Subsidiaries since December 31, 2006, for any product liability or defective product is set forth in the Schedule 5.25 attached hereto. Except as set forth in Schedule 5.25 attached hereto or as would not cause a Material Adverse Effect, there have been no product recalls or withdrawals of any product manufactured, sold or distributed by the Company or its Subsidiaries; and to the Company’s Knowledge, neither the Company nor its Subsidiaries has any material Liability (and, there is no reasonable basis for any present or future Proceeding against the Company or its Subsidiaries giving rise to any material Liability) arising out of any injury to any Person or property as a result of the ownership, possession or use of any product manufactured, sold or delivered by the Company or its Subsidiaries.

5.26 Accounts Receivable. As of the Closing Date, all accounts receivable of the Company and its Subsidiaries (the “Accounts”) represent valid obligations arising from sales actually made in the ordinary course of business, subject to the reserves set forth in the Company’s books and records.

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5.27 Inventory. As of the Closing Date, the Inventory owned by the Company and its Subsidiaries will be in good condition and of a quantity and quality usable in the ordinary course of its business. Except for the locations where Inventory is located described on Schedule 5.27 attached hereto, all Inventory is located at the Leased Real Property. All Inventory will conform to all applicable Laws in all material respects, will be free from defects, and (except for raw materials, packaging materials and work in process) will be marketable in its then current condition, subject to the reserves set forth in the Company’s books and records. All raw materials, packaging materials and work in process will be usable for their intended purpose consistent with current purchase orders or existing customer requirements. All Inventory included in the March 31, 2007 Financial Statements is valued at the lower of cost or market on a first in-first out basis.

5.28 Authorizations. There are no powers of attorney and other authorizations granted to any Person on behalf of the Company.

5.29 Proxy Statement. The information to be supplied by the Company for inclusion in the Proxy Statement to be sent in connection with the meeting of Parent’s shareholders to consider the approval of this Agreement (the “Parent Stockholders’ Meeting”) shall not, on the date the Proxy Statement is first mailed to Parent’s shareholders contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement provided by the Company in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading. If at any time prior to the Effective Time, any event relating to the Company, its Subsidiaries or any of their Affiliates, officers or director should be discovered by the Company or its Subsidiaries which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform Parent. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or any Person other than the Company, its Subsidiaries or any agent or representative thereof which is contained in any of the foregoing documents.

5.30 Advertising and Promotional Expenses. All advertising and media commitments, coupon liabilities, trade promotions, trade allowances, trade discounts, slotting fees and other marketing related obligations or offers of the Company and its Subsidiaries have been entered into or offered in the ordinary course of business consistent with past practice.

5.31 Full Disclosure. None of the representations and warranties made by the Company in this Agreement and the schedules delivered to Parent contains, or will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading as of the date to which it speaks.

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ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PARENT

Subject to the exceptions set forth in the schedules of Parent and the Merger Subsidiary delivered to the company concurrently with this Agreement (the “Parent Disclosure Schedule”), as an inducement to the Company to enter into this Agreement, Parent represents and warrants to the Company as follows:

6.1 Organization and Power; Subsidiaries and Investments. Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its respective obligations hereunder and thereunder including delivery of the Stock Consideration and the Cash Consideration. Parent has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Parent is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that would not have a Material Adverse Effect on Parent. Complete and correct copies of the certificate of incorporation and bylaws of Parent, as amended and currently in effect, have been provided to the Company and Parent is not in violation of any of the provisions of such organization documents. The Merger Subsidiary is a newly-formed single purpose entity which has been formed solely for the purposes of the Merger and has not carried on, and prior to the Closing will not carry on, any business or engage in any activities other than those reasonably related to the Merger. Except for the Merger Subsidiary, which is a direct wholly-owned subsidiary of Parent, Parent has no subsidiaries and does not own, directly or indirectly, any equity, profit or voting interest in any person or have any agreement or commitment to purchase any such interest and Parent has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated.

6.2 Authorization. The execution, delivery and performance by Parent of this Agreement, the other agreements contemplated hereby and each of the transactions contemplated hereby or thereby will be, upon approval of Parent’s stockholders, duly and validly authorized by all requisite corporate action on the part of Parent, and, other than the approval of Parent’s stockholders, no other corporate act or proceeding on the part of Parent its board of directors is necessary to authorize the execution, delivery or performance of this Agreement or any other agreement contemplated hereby or the consummation of any of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by Parent and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by Parent will each constitute, a valid and binding obligation of Parent, enforceable against Parent in accordance with their terms.

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6.3 Capitalization. The authorized capital stock of Parent consists of (i) 15,000,000 shares of Parent Common Stock, of which 4,162,500 shares were outstanding as of March 31, 2007 and (ii) 1,000,000 shares of preferred stock $0.0001 par value, none of which were outstanding as of March 31, 2007. No shares of Parent Common Stock have been issued between March 31, 2007 and the date hereof. All issued and outstanding shares of the capital stock of Parent are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to (or has been issued in violation of) preemptive rights. As of the date hereof, there are (i) 6,325,000 warrants with an exercise price of $5.00 to purchase up to 6,325,000 shares issued in the initial public offering completed pursuant to the Prospectus (the “IPO”)(the “IPO Warrants”), (ii) 500,000 outstanding warrants with an exercise price of $5.00 per share issued to certain officers, directors and Affiliates of Parent (the “Affiliate Warrants”) (iii) an option to purchase up to a total of 192,500 units at $6.60 per unit to the underwriter in the IPO, with the warrants issued as part of such units (385,000 warrants) exercisable at $5.00 per share (the “Underwriter Option”), (iv) 200,000 warrants issued to certain of Parent’s officers and directors with an exercise price of $0.10 to purchase 200,000 shares of common stock if the Parent Common Stock reaches a weighted average trading price of $6.60 per share for each day during any five-day period (the “$6.60 Incentive Warrants”) and (v) 227,000 warrants issued to a certain of Parent’s officers and directors with an exercise price of $0.10 to purchase 227,000 shares of common stock if the Parent Common Stock reaches a weighted average trading price of $7.20 per share for each day during any five-day period (the “$7.20 Incentive Warrants”, and together with the IPO Warrants, the Affiliate Warrants and the $6.60 Incentive Warrants, the “Parent Warrants”). Except as described in this Section 6.3 and set forth on Schedule 6.3, there are no other issued or outstanding rights to acquire capital stock from parent. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants and the Underwriter Option have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects, other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent contract. Parent has delivered to the Company complete and correct copies of the Parent Warrants and the Underwriter Option, including all documents relating thereto. All shares of Parent Common Stock to be issued in connection with the Merger and the other transactions contemplated hereby will, when issued in accordance with the terms hereof, have been duly authorized, be validly issued, fully paid and non-assessable, free and clear of all Liens. Except as set forth in Schedule 6.3, or as contemplated by this Agreement, there are no registration rights and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings to which Parent is a party or by which Parent is bound with respect to any equity securities of any class of Parent.

6.4 No Breach. The execution, delivery and performance by Parent and the Merger Subsidiary of this Agreement and the other agreements contemplated hereby and the consummation of each of the transactions contemplated hereby or thereby will not (a) violate, conflict with, result in any material breach of, constitute a material default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under either of its certificate of incorporation or bylaws, any material Law, any material Order or any material Contract to which Parent or the Merger Subsidiary is a party or by which it or its Assets are bound or affected; (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon any Assets or any of the equity of Parent or the Merger Subsidiary; or (c) require any material authorization, consent, approval, exemption or other action by or notice to any Governmental Agency or other Person under the provisions of any material Law, any material Order or any Material Contract to which Parent or the Merger Subsidiary is subject, or by which Parent or the Merger Subsidiary or their Assets are bound or affected, other than the aforementioned required shareholder approval and those matters set forth on Schedule 6.4.

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6.5 SEC Filings; Financial Statements.

(a) Parent has filed all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since June 9, 2006. Parent has made available to the Company a correct and complete copy of each report, registration statement and definitive proxy statement filed by Parent with the SEC (the “Parent SEC Reports”) prior to the date of this Agreement. As of their respective dates, the Parent SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All of such Parent SEC Reports (including any financial statements included or incorporated by reference therein), as of their respective dates (and as of the date of any amendment to the respective Parent SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

(b) Except as set forth on Schedule 6.5, each of the financial statements (including the related notes) included in the Parent SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of Parent as of the respective dates or for the respective periods set forth therein, all in conformity with Regulation S-X, Regulation S-B and generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring adjustments that were not or are not expected to be material in amount, and lack footnote disclosure. Each set of financial statements of Parent (including, in each case, any related notes thereto) contained in Parent SEC Reports, including each Parent SEC Report filed after the date hereof until the Closing, complied or will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act and each fairly presents or will fairly present in all material respects the financial position of Parent at the respective dates thereof and the results of this operations and cash flows for the periods indicated, except that the unaudited interim financial statements were, are or will be subject to normal adjustments which were not or are not expected to have a material adverse effect on Parent taken as a whole.

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(c) Except (A) to the extent reflected in the balance sheet of Parent included in the Parent SEC Report last filed prior to the date hereof or (B) incurred in the ordinary course of business since the date of the balance sheet referred to in the preceding clause (A), Parent does not have any liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, that have or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

6.6 Proxy Statement. None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Proxy Statement to be filed with the SEC by Parent in connection with the Merger, or any of the amendments or supplements thereto (as defined below) will, at the time such documents are filed with the SEC, or at any time they are amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Such documents will each comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act and the rules and regulations of the SEC thereunder.

6.7 Trust Fund.

(a) As of the date hereof and at the Closing Date, Parent has had and will have at least $18,900,750 (the “Trust Fund”), invested in U.S. government securities or in money market funds in a trust account at Lehman Brothers Inc. (the “Trust Account”), held in trust by American Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement dated as of June 9, 2006, between Parent and the Trustee (the “Trust Agreement”). Upon consummation of the Merger and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to Parent the Trust Fund held in the Trust Account, which Trust Fund will be free of any Lien whatsoever and, together with any proceeds that may be raised pursuant to a private placement as set forth in Section 4.2(n), after taking into account: (i) the Conversion Payments (ii) the Maxim Fee and the Maxim Advisory Fee (iii) the Legend Fee, (iv) the Finders Fee and (v) any accrued and unpaid expenses, shall be an amount at least equal to the Cash Consideration.

(b) Effective as of the Effective Time, the obligations of Parent to dissolve or liquidate within the specified time period contained in the Parent Charter will terminate, and effective as of the Effective Time Parent shall have no obligation whatsoever to dissolve and liquidate the assets of Parent by reason of the consummation of the Merger or the transactions contemplated thereby, and following the Effective Time no Parent stockholder shall be entitled to receive any amount from the Trust Account except to the extent such stockholder votes against the approval of this Agreement and the transactions contemplated thereby and demands, contemporaneous with such vote, that Parent convert such stockholder’s shares of Parent Common Stock into cash pursuant to the Parent Charter.

6.8 Absence of Certain Developments. Except for liabilities incurred in connection with this Agreement or the transactions contemplated hereby, since December 31, 2006, there has not been any change, circumstance or event which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent, nor has there been (i) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of any class or series of its capital stock or any purchase, redemption or other acquisition by Parent of any class or series of its capital stock or any other securities of Parent, (ii) any split, combination or reclassification of any capital stock, (iii) any granting by Parent of any increase in compensation or fringe benefits and any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination or indemnification agreement, (iv) any material change by Parent in its accounting methods, principles or practices except as required by concurrent changes in U.S. GAAP, (v) any change in auditors of Parent, or (vi) any issuance of Parent capital stock.

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6.9 Investment Company Act. Parent is not, and will not be after the Effective Time, an “investment company” or a person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

6.10 Litigation. There are no claims, suits, actions or Proceedings pending or, to Parent’s Knowledge, threatened against Parent, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or Proceedings, to have a Material Adverse Effect on Parent or have a Material Adverse Effect on the ability of the parties hereto to consummate the Merger.

6.11 No Undisclosed Liabilities. Except as set forth in Schedule 6.11, Parent has no Liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements included in Parent SEC Reports which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent, except (i) Liabilities provided for in or otherwise disclosed in Parent SEC Reports filed prior to the date hereof, and (ii) Liabilities incurred since March 31, 2007 in the ordinary course of business, none of which would have a Material Adverse Effect on Parent. Merger Subsidiary has no assets or properties of any kind, does not now conduct and has never conducted any/business, and does not now have and will not have at the Closing any obligations or Liabilities of any nature whatsoever except such obligations and Liabilities as are imposed under this Agreement.

6.12 Title to Assets. Except as set forth in Schedule 6.12, Parent does not own or lease any real property or Personal Property. Except as set forth in Schedule 6.12, there are no options or other Contracts under which Parent has a right or obligation to acquire or lease any interest in real property or Personal Property.

6.13 Tax Matters.

(a) Parent has timely filed all Tax Returns required to be filed by Parent with any Tax authority prior to the date hereof. All such Tax Returns are true, correct and complete in all material respects. Parent has paid all Taxes shown to be due on such Tax Returns.

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(b) All Taxes that Parent is required by Law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

(c) Parent has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d) No audit or other examination of any Tax Return of Parent by any Tax authority is presently in progress, nor has Parent been notified of any request for such an audit or other examination.

(e) No adjustment relating to any Returns filed by Parent has been proposed in writing, formally or informally, by any Tax authority to Parent or any representative thereof.

(f) Parent has no Liability for any material unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Parent, other than any Liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

(g) Parent has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a)(2)(D) of the Code.

(h) Parent has no plan or intention to liquidate Merger Subsidiary following the Merger or cause Merger Subsidiary to sell or otherwise dispose of any assets of the Company acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Sections 368(a)(2)(C) of the Code and the Treasury Regulations issued thereunder.

(i) Following the Merger, Parent will cause Merger Subsidiary to continue the Company’s historic business or to use a significant portion of the Company’s historic business assets in a business, in each case within the meaning of Section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, the Company on the Closing Date constitute the Company’s historic business assets and historic business, respectively.

(j) Following the Merger, Merger Subsidiary has no plan or intention to issue additional shares that would result in Parent losing control of Merger Subsidiary within the meaning of Section 368(c) of the Code.

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(k) Parent has no plan or intention to reacquire, and, to Parent’s Knowledge, no Person related to Parent within the meaning of Treasury Regulation Section 1.368-1(e)(2) has a plan or intention to acquire, any of Parent Common Stock issued in the Merger, other than pursuant to a share repurchase program described in Revenue Ruling 99-58.

6.14 Compliance with Laws. Except as set forth in Schedule 6.14, Parent and the Merger Subsidiary have materially complied with and are in compliance in all material respects with all applicable Laws and Orders. No written notice has been received by Parent or the Merger Subsidiary alleging a violation of or Liability or potential responsibility under any such Law or Order. To Parent’s Knowledge, since December 31, 2006, there has been no change in any applicable Laws that would have a Material Adverse Effect and there is no impending change in any applicable Laws that would have a Material Adverse Effect.

6.15 Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) Parent has, to Parent’s Knowledge, complied with all applicable Environmental Laws; (ii) Parent has not received any notice, demand, letter, claim or request for information alleging that Parent may be in violation of or liable under any Environmental Law; and (iii) Parent is not subject to any orders, decrees, injunctions or other arrangements with any governmental entity or subject to any indemnity or other agreement with any third party relating to Liability under any Environmental Law.

6.16 Proceedings. There are no Proceedings or Orders pending or, to Parent’s Knowledge, threatened against or affecting Parent or the Merger Subsidiary, at Law or in equity, or before or by any Governmental Agency which would adversely affect Parent’s or the Merger Subsidiary’s performance under this Agreement, the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby.

6.17 Brokerage. There are no claims for brokerage commissions, finders fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made or alleged to have been made by or on behalf of Parent or the Merger Subsidiary except as set forth on Schedule 6.17 attached hereto.

6.18 Proprietary Rights. Parent does not own, license or otherwise have any right, title or interest in any Proprietary Rights.

6.19 Over-the-Counter Bulletin Board Quotation. Parent Common Stock is quoted on the Over-the-Counter Bulletin Board (“ OTC BB”). There is no action or Proceeding pending or, to Parent’s Knowledge, threatened against Parent by NASDAQ or NASD, Inc. (“ NASD”) with respect to any intention by such entities to prohibit or terminate the quotation of Parent Common Stock on the OTC BB.

6.20 Board Approval. The board of directors of Parent (including any required committee or subgroup of the board of directors of Parent) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Merger and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Merger is in the best interests of the stockholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of Parent’s net assets.

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6.21 Sarbanes-Oxley; Internal Accounting Controls. Parent is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Parent’s certifying officers have evaluated the effectiveness of Parent’s disclosure controls and procedures as of the end of the period covered by Parent’s most recently filed periodic report under the Exchange Act (such date, the “ Evaluation Date”). Parent presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.

6.22 Listing and Maintenance Requirements. Parent’s Common Stock is registered pursuant to Section 15(d) of the Exchange Act, and Parent has taken no action designed to, or which is likely to have the effect of, terminating the registration of the Parent Common Stock under the Exchange Act nor has Parent received any notification that the SEC is contemplating terminating such registration. Parent has not, in the 12 months preceding the date hereof, received notice from the OTC BB to the effect that Parent is not in compliance with the listing or maintenance requirements of the OTC BB. Parent is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

6.23 Application of Takeover Protections. Parent and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the parent Charter (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Stockholders as a result of the Merger, including without limitation as a result of the Parent’s issuance of the Parent Common Stock and the Stockholders’ ownership of Parent Common Stock.

6.24 Contracts and Commitments.

(a) Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement and Schedule 6.24(a), there are no Contracts, agreements, leases, mortgages, indentures, notes, bonds, Liens, license, permit, franchise, purchase orders, sales orders or other understandings, commitments or obligations (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Parent is a party or by or to which any of the properties or assets of Parent may be bound, subject or affected, which either (x) creates or imposes a Liability greater than $25,000, or (y) may not be cancelled by Parent on less than thirty (30) days’ or less prior notice (“Parent Contracts”). All Parent Contracts are set forth in Schedule 6.24, other than those that are exhibits to the Parent SEC Reports.

(b) Other than as set forth in Schedule 6.24, each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. Correct and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) and of all outstanding offers or proposals of Parent have been heretofore delivered to the Company.

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(c) Neither Parent nor, to Parent’s Knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each agreement, Contract or commitment to which Parent is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Parent.

6.25 Insurance. Set forth on Schedule 6.25 is a complete list of all liability insurance coverage maintained by Parent which coverage is in full force and effect.

6.26 Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, no employee, officer, director or stockholder of Parent or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent. To Parent’s Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Parent is affiliated or with whom Parent has a material contractual relationship, or any Person that competes with Parent, except that each employee, stockholder, officer or director of Parent and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Parent. To Parent’s Knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

6.27 Indebtedness. Parent has no indebtedness for borrowed money.

6.28 Investigation; No Additional Representations; No Reliance, etc. Parent and Merger Subsidiary acknowledge that the Company and its Subsidiaries have not made nor shall they be deemed to have made any representation or warranty, express or implied, with respect to themselves, the Business or the transactions contemplated by this Agreement, other than those explicitly set forth in Section 5 of this Agreement. Parent and the Merger Subsidiary acknowledge and agree that (a) they have made their own inquiry and investigation into the Business and the Company and its Subsidiaries, (b) they have been, or pursuant to the terms of this Agreement, will be, furnished with, or given adequate access to such information about the Business and the Company and its Subsidiaries as they have requested except as otherwise indicated herein, and (c) except for Parent and the Merger Subsidiary’s rights to terminate this Agreement in accordance with Section 10.1 or pursue remedies available under common law or applicable statutes in respect of claims of fraud, neither Parent nor Merger Subsidiary shall assert any claim for any matter arising out of this Agreement against the Company or its Subsidiaries or their respective directors, officers, stockholders, or any Affiliates of any of the foregoing.

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6.29 Full Disclosure. None of the representations and warranties made by Parent in the Agreement and the Schedules, certificates and other documents delivered to the Company and/or the Stockholder’s Representative contain, or will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances in which they were made, not misleading as of the date to which it speaks.

ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF MERGER SUBSIDIARY

Subject to the exceptions set forth in the schedules of Parent and the Merger Subsidiary delivered to the company concurrently with this Agreement (the “Parent Disclosure Schedule”), as an inducement to the Company to enter into this Agreement, Parent and the Merger Subsidiary represent and warrant to the Company as follows:

7.1 Organization and Power; Reporting. The Merger Subsidiary is a limited liability company duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Merger Subsidiary is a direct, wholly-owned subsidiary of Parent. The Merger Subsidiary has never been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

7.2 Authorization. The Merger Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Merger Subsidiary of this Agreement and the consummation by the Merger Subsidiary of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Merger Subsidiary. Parent, in its capacity as sole member of the Merger Subsidiary, has approved this Agreement and the other transactions contemplated hereby as required by the Delaware Limited Liability Company Act. This Agreement has been duly executed and delivered by the Merger Subsidiary and, assuming that this Agreement constitutes the valid and binding agreement of Company, constitutes a valid and binding agreement of the Merger Subsidiary, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

7.3 Non-Contravention. The execution, delivery and performance by the Merger Subsidiary of this Agreement and the consummation by the Merger Subsidiary of the transactions contemplated hereby do not and will not contravene or conflict with the certificate of incorporation or the bylaws of the Merger Subsidiary.

7.4 No Business Activities. The Merger Subsidiary has not conducted any activities other than in connection with the organization of the Merger Subsidiary, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. The Merger Subsidiary has no subsidiaries.

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ARTICLE VIII
ADDITIONAL AGREEMENTS

8.1 Preparation of Proxy Statement.

(a) As soon as practicable following the date of this Agreement, Parent shall, with the cooperation of the Company, prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, a proxy statement (the “Proxy Statement”) in preliminary form. The Proxy Statement shall:

(i) request approval from Parent’s stockholders of the Merger and this Agreement upon the terms set forth herein;

(ii) request approval from Parent’s stockholders for an incentive stock option plan in form and substance acceptable to the Stockholders’ Representative, Parent and Company (“Stock Option Plan”) to provide for, among other things, the reservation of a sufficient number of shares of Parent Common Stock for issuance thereunder for such number of shares which shall equal 1,400,000 of the Parent’s shares outstanding at the Effective Time;

(iii) request approval from Parent’s stockholders to elect the Stockholders’ Representative Directors, the Parent Directors and the Independent Director; and

(iv) request such other approvals as the parties may determine are necessary or desirable. Parent shall also take any action required to be taken under any applicable state securities laws in connection with the issuance of Parent Common Stock in the Merger.

The Proxy Statement shall be filed in preliminary form in accordance with the Exchange Act, and each of Company and Parent shall use its commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Parent shall use its reasonable best efforts to (1) prepare and file with the SEC the definitive Proxy Statement, (2) cause the Proxy Statement, including any amendment or supplement thereto to be approved by the SEC, and (3) to cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the SEC has approved them. Parent shall notify the Company promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and each of Parent and the Company shall supply each other with copies of all correspondence between such or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the Merger.

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(b) The parties hereto shall use all reasonable efforts to have the Proxy Statement approved by the SEC as promptly as practicable after such filing. Parent and its counsel shall obtain from the Company such information required to be included in the Proxy Statement and, after consultation with the Company and its counsel, respond promptly to any comments made by the SEC with respect to the Proxy Statement. Parent shall allow the Company’s full participation in the preparation of the Proxy Statement and any amendment or supplement thereto and shall consult with the Company and its advisors concerning any comments from the SEC with respect thereto. The Company’s independent accountants shall assist Parent and its counsel in preparing the Proxy Statement and acknowledge that a substantial portion of the Proxy Statement shall include disclosure regarding the Company, its management, operations and financial condition. The Company shall furnish consolidated audited financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 as soon as they become available, and such unaudited financial statement as may be required under the rules and regulations of the SEC for inclusion in the Proxy Statement; provided, however, to the extent an audit is required to be undertaken by an independent auditing firm registered with the Public Company Accounting Oversight Board, Parent shall pay the expenses of such audit (the “Audit Costs”); provided further however, that if the Company breaches this Agreement and the Merger is not consummated because of such breach, the Company shall reimburse Parent the Audit Costs. The Stockholders’ Representative shall make herself available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments from the SEC. All information regarding the Company, its management, operations and financial condition, including any material Contracts required to be filed as part of the Proxy Statement (for purposes hereof referred to collectively as “Company Information”) shall be true and correct in all material respects and shall not contain any misstatements of any material information or omit any material information regarding the Company. Prior to the filing of the Proxy Statement with the SEC and each amendment thereto, the Stockholders’ Representative shall confirm in writing to Parent and its counsel that it has reviewed the Proxy Statement (and each amendment thereto) and approved the Company Information contained therein.

(c) If, prior to the Effective Time, any event occurs with respect to the Company, or any change occurs with respect to other information supplied by the Company for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(d) If, prior to the Effective Time, any event occurs with respect to Parent or Merger Subsidiary, or any change occurs with respect to other information supplied by Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by Law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

(e) Parent shall, promptly after the date hereof, take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the “Parent Stockholders Meeting”) as soon as practicable after the Proxy Statement is approved by the SEC. Parent shall consult with the Company on the date for Parent Stockholders Meeting. Parent shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as soon as practicable after the Proxy Statement is approved. Parent shall, through Parent’s board of directors, recommend to its stockholders that they give the Parent Stockholder Approval, except to the extent that Parent’s board of directors shall have withdrawn its approval or recommendation of this Agreement and the Merger, which withdrawal may be made only if deemed by Parent’s board of directors to be necessary in order to comply with its fiduciary duties. Notwithstanding any other provision thereof, Parent shall not be restricted from complying with any of its obligations under the Exchange Act.

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(f) During the term of this Agreement, the Company shall not take any actions to exempt any Person other than Parent and Merger Subsidiary from the threshold restrictions on Company Common Stock ownership or any other anti-takeover provision in the Company’s certificate of incorporation, or make any state takeover statute (including any Delaware state takeover statute) or similar statute inapplicable to any Alternative Transaction.

(g) Parent shall comply with all applicable federal and state securities laws in all material respects.

(h)  The Company and Parent mutually agree that prior to the filing of a definitive Proxy Statement with the SEC under this Article 8, Parent shall obtain new financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 prepared in accordance with SEC Regulations S-K and S-X (“New Financial Statements”) by an independent auditing firm which is registered with the PCAOB (“New Auditors”).  The fees incurred with respect to the New Financial Statements (the “Audit Costs”) shall be paid by Parent; provided, however, if: (i) the Company materially breaches any representation, warranty, covenant or agreement contained in this Agreement and (ii) the Merger is not consummated, then the Company shall pay the Audit Costs to Parent. The Company and its executive officers and agents shall cooperate in good faith with the New Auditors and Parent to enable Parent and the New Auditors to complete the New Financial Statements. The parties agree to use their best efforts to complete the New Financials as soon as reasonably possible. Parent shall be responsible for the costs and expenses of such New Financial Statements.

8.2 Access to Information. (a) Upon reasonable notice, Company shall afford to the officers, employees, accountants, counsel, financial advisors and other representatives of Parent reasonable access during normal business hours, during the period prior to the Effective Time, to such of its properties, books, Contracts, commitments, records, officers and employees as Parent may reasonably request and, during such period, Company shall furnish promptly to Parent (a) a copy of each report, schedule and other document filed, published, announced or received by it during such period pursuant to the requirements of Federal or state laws, as applicable (other than documents which Company is not permitted to disclose under applicable Law), and (b) consistent with its legal obligations, all other information concerning it and its business, properties and personnel as Parent may reasonably request; provided, however, that Company may restrict the foregoing access to the extent that any Law, treaty, rule or regulation of any Governmental Entity applicable to Company requires Company to restrict access to any properties or information. Parent will hold any such information that is non-public in confidence. Any investigation by Parent shall not affect the representations and warranties of Company.

(b) Upon reasonable notice, Parent and the Merger Subsidiary shall afford to the officers, employees, accountants, counsel, financial advisors and other representatives of the Company reasonable access during normal business hours, during the period prior to the Effective Time, to such of their properties, books, Contracts, commitments, records, officers and employees as the

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Company may reasonably request and, during such period, Parent shall furnish promptly to the Company (a) a copy of each report, schedule and other document filed, published, announced or received by it or any of its Subsidiaries during such period pursuant to the requirements of Federal or state laws, as applicable (other than documents which Parent is not permitted to disclose under applicable Law), and (b) consistent with its legal obligations, all other information concerning it and its business, properties and personnel as the Company may reasonably request; provided, however, that Parent may restrict the foregoing access to the extent that any Law, treaty, rule or regulation of any Governmental Entity applicable to Parent requires Parent to restrict access to any properties or information. The Company will hold any such information that is non-public in confidence. Any investigation by the Company shall not affect the representations and warranties of Parent.

8.3 Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to prepare and file as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Agency in order to consummate the Merger and the other transactions contemplated by this Agreement. Upon the terms and subject to the conditions hereof, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions, to do, or cause to be done, all things reasonably necessary to satisfy the conditions to Closing set forth herein and to consummate the Merger and the other transactions contemplated by this Agreement. The Company shall provide Parent with the opportunity to participate in any meeting or substantive telephone call with any Governmental Agency in respect of any filings, investigations or other inquiry in connection with the transactions contemplated hereby.

8.4 No Solicitation of Transactions. (a) The Company agrees that the Company or any of its respective officers and directors shall not, and that it shall use its commercially reasonable efforts to cause its employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, except as set forth in Schedule 8.4 of the Company Disclosure Schedule, (A) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving it or any purchase, transfer or sale of the assets of it, or any purchase or sale of, or tender or exchange offer for, its voting securities (any such proposal, offer or transaction (other than a proposal or offer made by one party to this Agreement to the other party to this Agreement or an affiliate thereof) being hereinafter referred to as an “Acquisition Proposal”), (B) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (C) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (D) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing.

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(b) Parent and the Merger Subsidiary agree that Parent, Merger Subsidiary or any of their respective officers and directors shall not, and that they shall use their commercially reasonable efforts to cause their employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, (A) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any Acquisition Proposal, (B) have any discussions with or provide any confidential information or data to any person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (C) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (D) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, asset purchase or share exchange agreement, option agreement or other similar agreement related to any Acquisition Proposal or propose or agree to do any of the foregoing.  Notwithstanding the foregoing, Parent and Merger Subsidiary or any of their respective officers and directors shall be permitted to engage in the actions set forth in clauses (A) and (B) of this Section 8.4(b) for purposes of acquiring companies complementary to the Company but in no event in lieu of acquiring the Company, provided that in no event shall Parent or the Merger Subsidiary enter into any arrangement. agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or resolve, propose or agree to do any of the foregoing.

(c) The parties shall promptly (within 24 hours) notify the other parties in the event that any party or any of their respective Subsidiaries, officers, directors or agents (I) receive any Acquisition Proposal, (II) receives any request for information relating to such party or any of its Subsidiaries other than requests for information in the ordinary course of business and unrelated to an Acquisition Proposal, (III) receives any inquiry or request for discussions or negotiations regarding an Acquisition Proposal or (IV) enters into a confidentiality agreement in connection with discussions related to or in contemplation of an Acquisition Proposal. Each party will notify the other parties promptly (within 24 hours) of the identity of any Person making any request or proposal referenced in (I), (II), (III) or (IV) and provide a copy of such Acquisition Proposal, inquiry or request, including the pricing and other material terms and conditions (or, where no such copy is available, a written description of such Acquisition Proposal, inquiry or request), including any material modifications thereto. From and after the date hereof until the date of Closing or termination of this Agreement, each party shall keep the other parties reasonably informed (orally and in writing) on a current basis (and in any event no later than 24 hours after the occurrence of any changes or developments of the status of any Acquisition Proposal, inquiry or request (including pricing and other material terms and conditions thereof and of any material modification thereto), and any material developments (including through discussions and negotiations), including furnishing copies of any written inquiries, correspondence and draft documentation).

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8.5 Employee Benefits Matters. If any employees of the Company or its Subsidiaries as of the Effective Time (each, a “Company Employee”) become a participant in a benefit plan sponsored or maintained by Parent or the Surviving Company (the “Parent Plans”), in accordance with the eligibility criteria of such Parent Plans, subject to the Company providing Parent sufficient information to determine the following (i) such participants shall receive full credit for all service with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility and vesting (but not benefit accrual) subject to applicable Laws, to the extent such service is taken into account under such Parent Plans and under a comparable Company Plan, (ii) such participants shall participate in the Parent Plans on terms no less favorable than those offered by Parent to their similarly-situated employees, (iii) to the extent permitted by Law, such participants and their covered dependents shall have all pre-existing condition exclusions of such Parent Plans waived to the extent such pre-existing condition exclusions were inapplicable to or had been satisfied by such participants and their covered dependents immediately prior to the Effective Time under the corresponding Company Plan; and (iv) with respect to any Parent Plan that provides medical or health benefits, such Company Employees (and their eligible dependents) shall be given credit for co-payments made, amounts credited towards deductibles, co-insurance and out-of-pocket maximums under the corresponding Company Plan (i.e., under the same type of Plan such as a point of service plan) in the calendar year in which such Company Employee becomes a participant in such Parent Plans; provided that the foregoing (i) through (iv) shall be subject to the Company providing to Parent sufficient information to make such determinations. Parent shall, or shall cause the Surviving Company to, permit each Company Employee who remains employed with Parent or the Surviving Company to use all unused vacation, sick leave and paid time off accrued by such Company Employee under Company Plans prior to the Effective Time to the extent accrued on the balance sheet contained in the Unaudited Company Financials. Nothing in this Section 8.5 shall (x) require Parent or the Surviving Company to provide any particular employee benefit plans to Company Employees, (y) limit the Surviving Company’s ability to amend or terminate any benefit plan or arrangement or (z) limit the right of Parent, the Surviving Company or any of their Subsidiaries to terminate the employment of any Company Employee at any time.

8.6 Notification of Certain Matters. The Company shall use commercially reasonable efforts to give prompt notice to Parent, and Parent shall use commercially reasonable efforts to give prompt notice to the Company, to the extent that either acquires actual Knowledge of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate and (b) any failure of Parent, Merger Subsidiary or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 8.6 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

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8.7 Public Announcements. Parent and the Company shall develop a joint communications plan and each party shall (a) ensure that all press releases and other public statements and communications (including any communications that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act) with respect to this Agreement and the transactions contemplated hereby shall be consistent with such joint communications plan and (b) unless otherwise required by applicable Law or by obligations pursuant to any listing agreement with or rules of any securities exchange, the Company shall consult with Parent for a reasonable time before issuing any press release or otherwise making any public statement or communication (including any communication that would require a filing under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act). Parent and the Company shall mutually agree upon the form and content of any such press release, public statement or communication by Parent, the Merger Subsidiary or the Company, with respect to this Agreement or the transactions contemplated hereby. In addition to the foregoing, except to the extent required by applicable Law, neither Parent nor the Company shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

8.8 Affiliates. Promptly after execution and delivery of this Agreement, the Company shall deliver to Parent a letter identifying all persons who, to the best of Company’s Knowledge, may be deemed as of the date hereof “affiliates” of the Company for purposes of Rule 145 under the Securities Act, and such list shall be updated as necessary to reflect changes from the date thereof until the Effective Time.

8.9 Takeover Statutes. The Company and its board of directors shall, if any takeover statute or similar statute or regulation of any state becomes or may become applicable to this Agreement, the Merger or any other transactions contemplated by this Agreement, grant such approvals and take such actions as are necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated by this Agreement.

8.10 Transfer Taxes. Each of Parent, Merger Subsidiary and the Company shall pay any sales, use, ad valorem, property, transfer (including real property transfer) and similar Taxes imposed on such Person as a result of or in connection with the Merger and the other transactions contemplated hereby.

8.11 Additional Tax Matters.

(a) Neither Parent nor any of its Affiliates has taken or agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the Merger from constituting a “reorganization” under Section 368(a) of the Code. Parent is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the Merger from so qualifying.

8.12 Trust Fund Closing Confirmation.

(a) Promptly after the date hereof, Parent shall give to the Trustee the notice attached as Exhibit A to the Trust Agreement.

(b) Not later than 48 hours prior to the Effective Time, Parent shall (i) give the Trustee advance notice of the Effective Time, and (ii) cause the Trustee to provide a written confirmation to Parent confirming the dollar amount of the Trust Fund balance held by the Trustee in the Trust Account that will be released to Parent upon consummation of the Merger.

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8.13 Directors and Officers of Parent After the Merger. Prior to the Effective Time, Parent shall take all necessary action so that, effective at the Closing, the Board of Directors of Parent shall be reconstituted and pursuant to the Parent Charter and bylaws, shall be fixed at a total of five (5) persons and shall consist of the persons designated pursuant to 2.8(c).

ARTICLE IX
POST CLOSING COVENANTS

9.1 General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefore under Article X below). The Company acknowledges and agrees that from and after the Closing, Parent will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to the Company; provided, however, that after Closing, Parent shall provide to the Company stockholders reasonable access to and the right to copy such documents, books, records (including tax records), agreements, and financial data where the Company stockholders have a legitimate purpose, including without limitation, in the event of an internal revenue service audit.

9.2 Tax-Free Reorganization Treatment. The parties hereto shall use their commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code and shall not knowingly take or fail to take any action which action or failure to act would jeopardize the qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code. Unless required by law, each of Parent, Merger Subsidiary and the Company shall not file any Tax Return or take any position inconsistent with the treatment of the Merger as a reorganization described in Section 368(a) of the Code.

9.3 Headquarters of Parent and Surviving Company Following the Effective Time, the headquarters and the principal executive offices of Parent shall be in Los Angeles, California and the headquarters and the principal executive offices of the Surviving Company shall be in New Jersey.

9.4 Indemnification of Directors and Officers of the Company. From and after the Effective Time, Parent will cause the Surviving Company to fulfill and honor in all respects the obligations of the Company pursuant to any indemnification agreements between the Company and its directors and officers as of the Effective Time (the “Indemnified Directors and Officers”) and any indemnification or expense advancement provisions under the Company’s certificate of incorporation or bylaws as in effect on the date hereof. The certificate of incorporation and bylaws of the Surviving Company will contain provisions with respect to exculpation and indemnification and expense advancement that are at least as favorable to the Indemnified Directors and Officers as those contained in the certificate of incorporation and bylaws of the Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors, officers, employees or agents of the Company, unless such modification is required by Law.

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9.5 Continuity of Business Enterprise. Parent will continue at least one significant historic business line of the Company, or use at least a significant portion of the Company’s historic business assets in a business, in each case within the meaning of Reg. §1.368-1(d), except that Parent may transfer the Company’s historic business assets (i) to a corporation that is a member of Parent’s “qualified group,” within the meaning of Reg. §1.368-1(d)(4)(ii), or (ii) to a partnership if (A) one or more members of Parent’s “qualified group” have active and substantial management functions as a partner with respect to the Company’s historic business or (B) members of Parent’s “qualified group” in the aggregate own an interest in the partnership representing a significant interest in the Company’s historic business, in each case within the meaning of Reg. §1.368-1(d)(r)(ii).

9.6 Substantially All Requirement. Following the Merger, to the Knowledge of Parent, Surviving Company will hold at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets that were held by the Company immediately prior to the Effective Time, and at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets that were held by Merger Subsidiary immediately prior to the Effective Time. Insofar as this representation is dependent upon actions of the Company prior to the Merger, Parent and Merger Subsidiary have assumed that the Company will take no action prior to the Merger that will cause the Company not to hold at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets immediately prior to the Effective Time. For purposes of this Section 9.8, cash or other property paid by the Company or Merger Subsidiary to stockholders, or used by the Company or Merger Subsidiary to pay reorganization expenses, or distributed by the Company or Merger Subsidiary with respect to or in redemption of its outstanding stock, other than regular dividends paid in the ordinary course and other than cash or other property transferred by Parent to Merger Subsidiary in pursuance of the plan of Merger immediately preceding, or in contemplation of, the Merger are included as assets held by the Company and Merger Subsidiary immediately prior to the Effective Time. Additionally, Parent has not participated in any plan of the Company to effect (i) any distribution with respect to any Company stock (other than regular dividend distributions made in the ordinary course), or (ii) any redemption or acquisition of any Company stock (other than in the Merger).

9.7 Additional Distributions to the Stockholders. Within 60 days following the Closing, and no later than April 1, 2008, Parent shall cause the Company to deliver to the Stockholders an amount, in immediately available funds, on a pro-rata basis allocated to each Stockholder in accordance with the Allocation Agreement equal to:

(a) the net taxable income of the Company for the taxable period ending December 31, 2007 (or such period up to the Closing Date if the Closing occurs prior to December 31, 2007);

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(b) the net taxable income of the Company for the period from January 1, 2008 to the Closing Date, in the event the Closing Date has not occurred prior to December 31, 2007; and

(c) the estimated Tax Liability of each Stockholder, based upon a taxable rate of 40%, for the payments received under clauses (a) and (b) above;

Provided, however, any such payments shall be reduced by amounts paid to the Stockholders under Section 4.1(c)(ii) above.

ARTICLE X
TERMINATION AND AMENDMENT

10.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time:

(a) By mutual written consent of Parent, the Merger Subsidiary and the Company;

(b) By Parent or the Company, if the Merger shall not have been consummated on or before June 9, 2008 or if any permanent injunction or other Order of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any party if such party’s action or failure to act has been the principal cause of or resulted in the failure of the Merger to be consummated on or before such date;

(c) By the Company, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of Parent or the Merger Subsidiary contained in this Agreement or any representation or warranty of Parent or Merger Subsidiary shall have become untrue after the date of this Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by Parent or is not cured within thirty (30) days of notice of such breach, (ii) any of the conditions set forth in Sections 3.1, 3.2(d) or 3.3 shall have become incapable of fulfillment; (iii) Parent has not filed its preliminary Proxy Statement with the SEC within a reasonable time of Parent’s receipt of the New Financial Statements, through no fault of the Company (which date may be extended by an additional 20 days in the event that parent has not received a fairness opinion from Ladenburg Thalman in form satisfactory by such date) or such Proxy Statement has not been approved by the SEC by June 16, 2008; (iv) Parent has not held its Parent Stockholders Meeting to approve the Merger within forty-five (45) days of approval of the Proxy Statement by the SEC; (v) Parent’s board of directors has withdrawn or changed its recommendation to its stockholders regarding the Merger; or (vi) this Agreement and the transactions contemplated hereby shall fail to be approved and adopted by the affirmative vote of the holders of Parent Common Stock under the Parent Charter or more than 27.26% of the holders of the IPO Shares entitled to vote on the Merger elect to convert their IPO Shares into cash from the Trust Fund;

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(d) By Parent, if (i) prior to the Closing Date there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the Company contained in this Agreement or any representation or warranty of the Company shall have become untrue after the date of this Agreement, which breach or untrue representation or warranty (A) would, individually or in the aggregate with all other such breaches and untrue representations and warranties, give rise to the failure of a condition and (B) is incapable of being cured prior to the Closing Date by the Company or is not cured within thirty (30) days of notice of such breach; or (ii) any of the conditions set forth in Sections 3.1, 3.2 or 3.3(d) shall have become incapable of fulfillment; or

(e) In the event that the New Financial Statements reflect a material adverse change in the financial condition of the Company when compared to the audited financial statements of the Company previously delivered to Parent for the fiscal year ended December 31, 2006, then Parent shall have the right to terminate this Agreement upon 10 days prior notice.   For purposes of this Section 10.3, the phrase “material adverse change” shall mean either (i) a change of 10% or more in the previously reported gross revenue, net income, accounts receivable or liabilities of the Company or (ii) any change which adversely impacts the financial condition of the Company which, in the opinion of Ladenberg & Thalmann, requires Ladenberg & Thalmann to withdraw any fairness opinion previously delivered to the Parent or to refuse to deliver a fairness opinion. Notwithstanding the foregoing, if Parent terminates this Agreement pursuant to this Section 10.1(e), Parent shall be responsible for the costs and expenses of such New Financial Statements.

10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 10.1, the obligations of the parties under this Agreement shall terminate and there shall be no Liability on the part of any party hereto, except for the obligations in the confidentiality provisions hereof, the obligations in Section 8.1(h) hereof and all of the provisions of Section 10.1(e), Section 10.2, Section 10.3, Section 10.4 and Section 12.10; provided, however, that no party hereto shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

10.3 Trust Fund Waiver. Reference is made to the final prospectus of Parent, dated June 5, 2006 (the “Prospectus”). The Company, Robin Ware, Michael Ware and Raymond Romano each understand that, except for a portion of the interest earned on the amounts held in the Trust Fund, Parent may disburse monies from the Trust Fund only: (a) to its public stockholders in the event of the redemption of their shares or the dissolution and liquidation of Parent, (b) to Parent and Maxim Group LLC (with respect to Maxim Group LLC’s deferred underwriting compensation only) after Parent consummates a business combination (as described in the Prospectus) or (c) as consideration to the sellers of a target business with which Parent completes a business combination.

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The Company, Robin Ware, Michael Ware and Raymond Romano each agree that, notwithstanding any other provision contained in this Agreement (including the termination provisions of this Article IX), each does not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between the Company, Robin Ware, Michael Ware or Raymond Romano, on the one hand, and Parent, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 10.3 as the “Claims”). Notwithstanding any other provision contained in this Agreement, the Company Robin Ware, Michael Ware and Raymond Romano each hereby irrevocably waive any Claim they may have, now or in the future (in each case, however, prior to the consummation of a business combination), and will not seek recourse against, the Trust Fund for any reason whatsoever in respect thereof. In the event that the Company, Robin Ware, Michael Ware or Raymond Romano commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to Parent, which proceeding seeks, in whole or in part, relief against the Trust Fund or the public stockholders of Parent, whether in the form of money damages or injunctive relief, Parent shall be entitled to recover, on a joint and several basis, from the Company, Robin Ware, Michael Ware or Raymond Romano the associated legal fees and costs in connection with any such action, in the event Parent prevails in such action or proceeding.

10.4 Fees and Expenses. Except with respect to the Audit Costs set forth in Section 8.1(b), each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby, including any expenses incurred with regard to the Engagement Letter in the event that this Agreement is terminated; in the event that the Merger is consummated, all Liabilities of the Company shall continue as Liabilities of the Company as the Surviving Company and as a direct, wholly-owned subsidiary of Parent.

ARTICLE XI
REMEDIES FOR BREACH OF AGREEMENT

11.1 Survival of Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder (unless the non-breaching party had received from the breaching party written notice of any misrepresentation or breach of warranty prior to the time of Closing and expressly waived in writing such breach or misrepresentation) and continue in full force and effect for the period commencing on the date hereof until the date which is ten (10) Business Days after Parent’s Annual Report on Form 10-K for the fiscal year ending December 31, 2008 is filed with the SEC (“Survival Period”), but in no event later than April 30, 2009.

11.2 Indemnification.

(a) Indemnification Provisions for Benefit of Parent. In the event that the Company violates, misrepresents or breaches (or in the event any third party alleges facts that are ultimately proven or conceded to represent a Company violation, misrepresentation or breach) any of its representations, warranties, and covenants contained herein including, without limitation, the covenants and agreements of the Company to provide Company Information contained in Section 8.1(b) hereof and, if  there is an applicable Survival Period pursuant to Section 11.1 above, provided that the Parent Representative makes a written claim for indemnification against the Company pursuant to Section 11.6 below within the Survival Period, then the Indemnifying Stockholders agree to indemnify Parent from and against the entirety of any Adverse Consequences that Parent may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Parent may suffer after the end of any applicable Survival Period) resulting from, arising out of, relating to, in the nature of, or caused by the violation, misrepresentation or breach. Any Liability incurred by the Indemnifying Stockholders pursuant to the terms of this Article XI shall be limited to, and paid by, the Indemnifying Stockholders to Parent by return for cancellation of the Escrow Shares in accordance with Section 11.5 hereof which shall represent, except in the event of actual fraud by the Company, the sole and exclusive source for payment of any indemnification obligations of the Indemnifying Stockholders. All determinations relating to the submission of claims for the benefit of Parent hereunder shall be determined, in good faith, solely by the nominees of Parent to the Board of Directors.

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(b) Indemnification Provisions for Benefit of the Stockholders. Except for Adverse Consequences waived under Section 10.3 hereinabove, Parent will indemnify and hold harmless each Stockholder from and against and shall pay to the relevant Stockholder the amount of any and all Adverse Consequences incurred by such Stockholder arising directly or indirectly from or in connection with:

(a)	any breach or failure by Parent or the Merger Subsidiary to perform any of its covenants or other obligations in this Agreement; and

(b)	any breach of any representation or warranty of Parent or the Merger Subsidiary contained in this Agreement.

11.3 Matters Involving Third Parties.

(a) If any third party shall notify any party (the “Indemnified Party”) with respect to any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against any other party (the “Indemnifying Party”) under this Article XI, then the Indemnified Party shall promptly (and in any event within ten (10) Business Days after receiving notice of the Third Party Claim) notify each Indemnifying Party and the Escrow Agent thereof in writing (an “Indemnification Notice”); provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

(b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within thirty (30) Business Days (or earlier in the event the underlying Third Party claim requires action) after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedent or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

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(c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 11.3(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably) and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

(d) In the event that any of the conditions in Section 11.3(b) above fail to be complied with, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys’ fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article XI.

(e) Notwithstanding anything to the contrary contained in this Article XI, Parent, the Company and Merger Subsidiary shall not settle and pay any Third Party Claim unless and until Parent shall have obtained the prior written consent of the Stockholders’ Representative to such settlement which consent the Stockholders’ Representative shall not unreasonably withhold or delay.

11.4 Determination of Adverse Consequences. All claims for indemnification payments under this Article XI shall be made in good faith and although a claim may be made hereunder, no payments shall be made for the benefit of the Indemnified Party until the Indemnified Party has incurred actual out-of pocket expenses. In the event that Parent has made a claim for indemnification prior to the termination of any applicable Survival Period, no Escrow Shares held in escrow pursuant to this Article XI and the Escrow Agreement shall be released from the escrow until such time as the claim has been resolved unless the Survival Period shall have expired after the making of such claim but before such claim is fully resolved, in which case the Escrow Shares in excess of the Fair Market Value (as defined below) of the amount of Adverse Consequence shall be released from Escrow.

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11.5 Escrow of Shares by Indemnifying Stockholders. As the sole and exclusive source for the payment of the indemnification obligations of the Indemnifying Stockholders under this Article XI, or otherwise arising under this Agreement, the Company and the Indemnifying Stockholders hereby authorize Parent to withhold, from the delivery of the Stock Consideration otherwise deliverable to the Indemnifying Stockholders as part of the Merger Consideration, for delivery into escrow, pursuant to the Escrow Agreement, 631,657 shares of Parent Common Stock which shall be allocated among the Indemnifying Stockholders in accordance with the relative proportions established by the Allocation Agreement as provided to Parent in a certificate executed and delivered by the Company at Closing (the “Company Closing Certificate”).

(a) Escrow Shares. The Escrow Shares shall be withheld from delivery to the Indemnifying Stockholders and segregated from shares issuable upon the exercise of Company Options and Company Warrants at Closing and placed in escrow pursuant to the terms of the Escrow Agreement. The Escrow Shares shall be registered in the name of each Indemnifying Stockholder in the amounts set forth on the Company Closing Certificate, and shall be held by Continental Stock Transfer & Trust Company (the “Escrow Agent”), and shall constitute the escrow fund (the “Escrow Fund”) governed by the terms of the Escrow Agreement. In the event that Parent issues any additional shares of Parent Common Stock to the Indemnifying Stockholders for any reason, such additional shares shall be issued in the name of such Indemnifying Stockholders as applicable and shall not be subject to escrow. Once released from the Escrow Fund, shares of Parent Common Stock shall cease to be Escrow Shares.

(b) Payment of Dividends; Voting. Any cash dividends, dividends payable in securities, or other distributions, other than distributions for Tax purposes, made in respect of the Escrow Shares will be delivered promptly to the Escrow Agent and deposited in the Escrow Fund. The Indemnifying Stockholders shall be entitled to vote the Escrow Shares on any matters to come before the stockholders of Parent, with each Indemnifying Stockholder being entitled to direct the voting of its or his Escrow Shares listed on the Company Closing Certificate.

(c) Distribution of Escrow Shares. At the times provided for in Section 11.5(e), the Escrow Shares shall be released to the Indemnifying Stockholders in accordance with the Company Closing Certificate unless the Stockholders’ Representative shall have instructed the Escrow Agent otherwise in writing, in which case the Escrow Agent and Parent shall be entitled to rely upon such instructions. Parent will take such action as may be necessary to cause such certificates to be issued in the names of the appropriate persons. Certificates representing Escrow Shares so issued that are subject to resale restrictions under applicable securities laws will bear a legend to that effect. No fractional shares shall be released and delivered from the Escrow Fund to the Indemnifying Stockholders and all fractional shares shall be rounded to the nearest whole share.

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(d) Assignability. No Escrow Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of Law, by any Indemnifying Stockholders or be taken or reached by any legal or equitable process in satisfaction of any debt or other Liability of any such stockholder, prior to the delivery to such Indemnifying Stockholders of its or his pro rata portion of the Escrow Fund by the Escrow Agent as provided herein.

(e) Release from Escrow Fund. Within five (5) Business Days following expiration of the Survival Period (the “Release Date”), the Escrow Shares will be released from the Escrow Fund to the Indemnifying Stockholders less the number of Escrow Shares, if any, with a Fair Market Value equal to the amount of Adverse Consequences set forth in any Indemnification Notice from Parent with respect to any pending but unresolved claim for indemnification. Prior to the Release Date, the Parent Representative and the Stockholder Representative shall issue to the Escrow Agent a certificate executed by each of them instructing the Escrow Agent to release such number of Escrow Shares determined in accordance with this Section 11.5(e). Any Escrow Shares retained in the Escrow Fund as a result of the immediately preceding sentence shall be released to the Indemnifying Stockholders or Parent, as appropriate, promptly upon resolution of the related claim for indemnification in accordance with the provisions of this Article XI. For purposes of this Article XI, the “Fair Market Value” shall be the average reported last sales price for the ten (10) trading days ending on the last day prior to the date that the claim for indemnification is publicly disclosed (or if there is no public disclosure, the date on which the Indemnification Notice is received) and the ten (10) trading days after such date; provided, however, that the Stockholders’ Representative and the Parent Representative acting together shall have the right to assign a different value to the Escrow Shares in order to settle or pay any Third Party Claim in the event the third party claimant is willing to accept the Escrow Shares in full or partial settlement therefore.

(f) Stockholders’ Representative and Parent Representative.

(i) Ms. Robin Ware is hereby constituted and appointed jointly as the Stockholders’ Representative for and on behalf of the Indemnifying Stockholders to give and receive notices and communications, to authorize delivery to Parent of shares of Parent Common Stock from the Escrow Fund in satisfaction of indemnification claims by Parent, to object to such deliveries, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to such claims (including Third Party Claims), and to take all actions necessary or appropriate in the judgment of the Stockholders’ Representative for the accomplishment of the foregoing. Such agency may be changed by from time to time upon not less than ten (10) days’ prior written notice, executed by the Stockholders’ Representative, to the Parent Representative. No bond shall be required of the Stockholders’ Representative, and the Stockholders’ Representative shall receive no compensation for her services. Notices or communications to or from the Stockholders’ Representative shall constitute notice to or from Company and each of the Indemnifying Stockholders.

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(ii) The Stockholders’ Representative shall not be liable for any act done or omitted hereunder as Stockholders’ Representative while acting in good faith and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Indemnifying Stockholders shall severally indemnify the Stockholders’ Representative and hold her harmless against any loss, Liability, or expense (including legal and accounting fees) incurred without gross negligence or bad faith on the part of the Stockholders’ Representative and arising out of or in connection with the acceptance or administration of her duties hereunder.

(iii) A decision, act, consent or instruction of the Stockholders’ Representative shall constitute a decision of all Indemnifying Stockholders for whom Escrow Shares otherwise issuable to them are deposited in escrow and shall be final, binding, and conclusive upon each such Indemnifying Stockholder, and Parent may rely upon any decision, act, consent, or instruction of the Stockholders’ Representative as being the decision, act, consent or instruction of each and every such Indemnifying Stockholder. The Stockholders’ Representative shall have the right to consent to the use of the Escrow Shares to settle any claims made hereunder. For purposes of clarification, in connection with the settlement or payment of any claims for indemnification hereunder, the “Fair Market Value” of the Escrow Shares as defined under this Article XI, shall not be binding upon the Parent or Stockholders’ Representative if they mutually agree upon any value other than Fair Market Value and shall also have the discretion to mutually agree to use the Escrow Shares to settle or pay any Third Party Claims.

(iv) Mr. Peter Engel is hereby constituted and appointed jointly as the Parent Representative (the “Parent Representative”) for and on behalf of Parent to give and receive notices and communications, to negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to such claims (including Third Party Claims), and to take all actions necessary or appropriate in the judgment of the Parent Representative for the accomplishment of the foregoing. Such agency may be changed by from time to time upon not less than ten (10) days’ prior written notice, executed by the Parent Representative, to the Stockholders’ Representative. No bond shall be required of the Parent Representative, and the Parent Representative shall receive no compensation for his services. Notices or communications to or from the Parent Representative shall constitute notice to or from Parent.

(v) The Parent Representative shall not be liable for any act done or omitted hereunder while acting in good faith and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. Parent shall indemnify the Parent Representative and hold him harmless against any loss, liability, or expense incurred without gross negligence or bad faith on the part of the Parent Representative and arising out of or in connection with the acceptance or administration of his duties hereunder.

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(vi) A decision, act, consent or instruction of the Parent Representative shall constitute a decision of Parent under this Article XI and shall be final, binding, and conclusive upon Parent. The Stockholders’ Representative and the Indemnifying Stockholders may rely upon any decision, act, consent, or instruction of the Parent Representative as being the decision, act, consent or instruction of Parent. The Parent Representative shall have the right to consent to the use of the Escrow Shares to settle any claim for which Parent is entitled to indemnification under this Article XI. For purposes of clarification, in connection with the settlement or payment of any claims for indemnification hereunder, the “Fair Market Value” of the Escrow Shares as defined under this Article XI, shall not be binding upon the Parent Representative or Stockholders’ Representative if they mutually agree upon any value other than Fair Market Value and shall also have the discretion to mutually agree to use the Escrow Shares to settle or pay any Third Party Claims.

11.6 Determination/Resolution of Claims.

(a) If an Indemnified Party wishes to make a claim for indemnification against an Indemnifying Party, such Indemnified Party shall deliver the Indemnification Notice to the Indemnifying Party and to the Escrow Agent on or before the expiration of the Survival Period. Such Indemnification Notice shall contain the amount of Adverse Consequences for which the Indemnified Party is seeking indemnification and shall set forth the reasons therefore in reasonable detail.

(b) If Parent asserts a claim upon the Escrow Fund by delivering an Indemnification Notice to the Stockholders’ Representative and the Escrow Agent on or before the end of the Survival Period, the Escrow Agent shall retain in the Escrow Fund such number of shares of Parent Common Stock as shall be determined in accordance with Section 11.5(e) above.

(c) Unless the Stockholders’ Representative shall notify Parent in writing within thirty (30) days after receipt of an Indemnification Notice that the Stockholders’ Representative objects to any claim for indemnification set forth therein, which notice shall include a reasonable explanation of the basis for such objection, then such indemnification claim shall be deemed to be accepted by the Stockholders’ Representative and the parties shall issue to the Escrow Agent a certificate executed by the Parent Representative and the Stockholders’ Representative indicating what number of Escrow Shares are to be released to Parent. If the Stockholders’ Representative shall timely notify Parent in writing that it objects to any claim for indemnification made in such an Indemnification Notice, Parent shall have fifteen (15) days from receipt of such notice to respond in a written statement to such objection. If after thirty (30) days following receipt of Parent’s written statement, there remains a dispute as to any indemnification claims set forth in the Indemnification Notice, the Stockholders’ Representative and the Parent Representative shall attempt in good faith for sixty (60) days to agree upon the rights of the respective parties with respect to each of such claims. If the Stockholders’ Representative and the Parent Representative should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. Based upon the memorandum, the parties shall issue to the Escrow Agent a certificate executed by the Parent Representative and the Stockholders’ Representative indicating what number of Escrow Shares are to be released to Parent. The Escrow Agent shall be entitled to rely on any such certificate and disburse Escrow Shares from the Escrow Fund in accordance with the terms thereof.

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(d) If the Stockholders’ Representative and the Parent Representative cannot resolve a dispute during the sixty-day period (or such longer period as the parties may agree to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in New York, New York, in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The Stockholders’ Representative and the Parent Representative shall attempt to agree upon an arbitrator. In the event that the Stockholders’ Representative and the Parent Representative are unable to agree upon an arbitrator within ten (10) days after the date on which the disputed matter may, under this Agreement, be submitted to arbitration, then either the Stockholders’ Representative or the Parent Representative, upon written notice to the other, may apply for appointment of such arbitrator by the American Arbitration Association. Each party shall pay the fees and expenses of counsel used by it and 50% of the fees and expenses of the arbitrator and of the other expenses associated with the arbitration. The arbitrator shall render his decision within ninety (90) days after his appointment; such decision shall be in writing and shall be final and conclusive on the parties. The decision shall be submitted to the Escrow Agent which shall act in accordance therewith.

11.7 Indemnification Threshold. Notwithstanding anything to the contrary contained herein, no Person or Party shall have any obligation to indemnify Parent or the Company, as the case may be, from and against any Adverse Consequences caused proximately by the breach of any representation or warranty of Parent or the Company hereunder, as the case may be, until Parent or the Company, as the case may be, has suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of $250,000 in the aggregate, with no single Adverse Consequence being valued at less than $50,000. Notwithstanding the foregoing, once the threshold referred to in the prior sentence is met, any Person or Party having an obligation to indemnify shall indemnify Parent or the Company from dollar one.

11.8 Other Indemnification Provisions.

(a) Any Indemnified Party seeking indemnification under this Article XI shall be required to take all reasonable actions to mitigate the damages associated with the Adverse Consequences.

(b) Notwithstanding any provision contained in this Agreement, no indemnification claim shall be maintained by any party for breach of representations or warranties of the other party if such claiming party had knowledge of the breach of the representations and warranties on or before the Closing.

(c) No recovery for indemnification shall include recovery for special, incidental, punitive or consequential damages. All claims for indemnification shall be subject to reduction or offset for any tax benefits associated with or insurance proceeds applicable to the claim.

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ARTICLE XII
MISCELLANEOUS

12.1 Amendment and Waiver. This Agreement may not be amended, altered or modified except by a written instrument executed by Parent, the Merger Subsidiary, the Company and the Stockholders’ Representative (on behalf of the Stockholders). No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

12.2 Notices. All notices, demands and other communications to be given or delivered to Parent, the Company or any Stockholder under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered, sent by reputable overnight courier or transmitted by facsimile or telecopy (transmission confirmed), to the addresses indicated below (unless another address is so specified in writing):

If to any Stockholder, or prior to the Closing, to Stockholders’ Representative:

Ms. Robin Ware
c/o Hotels at Home, Inc.
2 Daniel Road East
Fairfield, NJ 07004
Facsimile No: 973-882-9395

with a copy to:

DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Attention: John E. Depke, Esq.

Facsimile No: 212-335-4501

If to the Company prior to the Closing, to:

Hotels at Home, Inc.
2 Daniel Road East
Fairfield, NJ 07004
Facsimile No: 973-882-8437
Attention: Robin Ware

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with a copy to:

DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020
Attention: John E. Depke, Esq.
Facsimile No: 212-335-4501

If to Parent or the Merger Subsidiary, to:

Affinity Media International Corp.
1850 Sawtelle Blvd., Suite 470
Los Angeles, CA 90025
Attention: Peter Engel
Facsimile No:

with a copy to:

Ellenoff Grossman & Schole LLP
Attention: Barry I. Grossman, Esq.
370 Lexington Avenue, 19th Floor
New York City, NY 10017
Facsimile No: 212-370-7889

12.3 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights, benefits or obligations set forth herein may be assigned by any of the parties hereto.

12.4 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

12.5 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person. The use of the word “including” in this Agreement or in any of the agreements contemplated hereby shall be by way of example rather than by limitation.

12.6 Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

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12.7 No Third Party Beneficiaries. Except as otherwise expressly set forth in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including, without limitation, employees, creditors of the Stockholders or stockholders of any of the parties (other than the Stockholders).

12.8 Complete Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, that certain Letter of Intent dated May 24, 2007.

12.9 Counterparts. This Agreement may be executed in one or more counterparts, any one of which may be by facsimile, and all of which taken together shall constitute one and the same instrument.

12.10  Directors and Officers Insurance.

(a)    From and after the Effective Time, Parent shall, to the fullest extent permitted by law, for a period of five years from the Effective Time, honor all of Parent’s and Company’s respective obligations to indemnify and hold harmless each present and former director and officer of either party (hereinafter collectively referred to as the ‘‘Indemnified Parties’’), against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the same extent that such obligations to indemnify and hold harmless exist on the date hereof.

(b)    The provisions of this Section 12.10 are intended to be in addition to the rights otherwise available to the current officers and directors of the Company by law, charter, statute, by-law or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

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12.11 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Except as to matters subject to arbitration (other than enforcement of awards therefrom or enforcement of any party’s agreement to arbitrate) as described in Section 11.6(d), to the extent permitted by Law, each of the parties hereto hereby irrevocably submits to the jurisdiction of any state court sitting in the State of Delaware or United States federal court sitting in Delaware, over any suit, action or other proceeding brought by any party arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably agrees that all claims with respect to any such suit, action or other proceeding shall be heard and determined in such courts.

* * * *

[Remainder of Page Left Blank - Signature Page Follows]

75

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

COMPANY: Hotels At Home, Inc.

By:	/s/ Michael Ware
Name:	Michael Ware
Title:	President

STOCKHOLDERS’ REPRESENTATIVE:

/s/ Robin Ware
Robin Ware

STOCK HOLDERS:

/s/ Robin Ware Robin Ware

/s/ Michael Ware Michael Ware

/s/ Raymond Romano Raymond Romano

[Signature Page to Merger Agreement]

PARENT: Affinity Media International Corp.

By:	/s/ Peter Engel
Name: Peter Engel Title: Chief Executive Officer

MERGER SUBSIDIARY: Affinity Acquisition Subsidiary Corp.

By:	/s/ Howard Cohl Name: Howard Cohl Title: President

[Signature Page to Merger Agreement]

ANNEX B

AMENDMENT TO

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

AFFINITY MEDIA INTERNATIONAL CORP.

AFFINITY ACQUISITION SUBSIDIARY CORP.

AND

HOTELS AT HOME, INC.

DATED AS OF JANUARY 14, 2008

1

AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT (this “Amendment”) to the Agreement and Plan of Merger dated as of July 24, 2007 by and among Hotels at Home, Inc., a Delaware corporation (the “Company”), Robin Ware, in her capacity as a shareholder and representative of the shareholders of the Company (the “Stockholders’ Representative”), Michael Ware, a shareholder of the Company, Raymond Romano, a shareholder of the Company, Affinity Media International Corp., a Delaware corporation (“Parent”), and Affinity Acquisition Subsidiary Corp., a Delaware corporation and wholly-owned subsidiary of Parent (the “Merger Subsidiary”) (the “Initial Merger Agreement”) is entered into by the parties hereto as of this 14th day of January, 2008.

RECITALS:

A. Parent, the Merger Subsidiary, the Company, Stockholders’ Representative, Michael Ware, Robin Ware and Raymond Romano entered into the Initial Merger Agreement pursuant to which Parent will acquire all of the issued and outstanding stock of the Company as a result of the merger of the Company with and into the Merger Subsidiary as a result of which the Merger Subsidiary will be the surviving company and a direct, wholly-owned subsidiary of Parent.

B. Parent, the Merger Subsidiary, the Company, Stockholders’ Representative, Michael Ware, Robin Ware and Raymond Romano desire to amend and modify the Initial Merger Agreement as set forth in this Amendment.

C. The boards of directors of each of Parent, the Merger Subsidiary and the Company have determined that it is advisable and in the best interests of each of Parent, the Merger Subsidiary and the Company, and their respective shareholders, that the Initial Merger Agreement be amended and modified as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises, the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Initial Merger Agreement.

2.  Section 1.1 of the Initial Merger Agreement is hereby amended by adding the following new definitions:

“Earn-out Shares” means up to 1,500,000 shares of Parent Common Stock as determined in accordance with Section 9.8 hereof.

“Net Income” shall be defined as net income from the Company and Merger Subsidiary including the Company’s existing wholly-owned subsidiaries Roth Associates Interactive, Inc. and Hotels At Home S.A.S. calculated in accordance with GAAP, applied on a consistent basis but excluding the following: (1) allocated corporate expenses incurred relating to Parent, (2) net income (losses) from any acquired business, (3) one time charges (non-recurring) agreed upon by Parent and Merger Subsidiary, provided that the parties hereto agree that the fees and expenses paid or to be paid by the Company in connection with the Merger including, but not limited to, legal and accounting fees and expenses, shall be added back to Net Income for purposes of this definition, (4) non-cash charges related to equity and/or financing arrangements, and (5) non-cash stock based compensation expenses. An assumed tax rate of 40% or the actual tax rate, whichever is less, shall be used in the calculation of Net Income. If Parent is entitled to indemnification by the Stockholders as a result of an indemnification claim made by Parent or Merger Subsidiary pursuant to and in accordance with Article 11 of the Initial Merger Agreement and the basis of such indemnification claim adversely affects Net Income of the Company, then to the extent that the Stockholders pay any such claim so that the Net Income of the Company satisfies the levels set forth in Section 9.8, the amount of such payment shall be included in the calculation of Net Income.

2

3. The definition of “Stock Consideration” in Section 1.1 of the Initial Merger Agreement is hereby amended in its entirety to read as follows:

“Stock Consideration” shall mean 2,456,571 shares of Parent Common Stock.

4. Section 3.3(f)(vi) of the Initial Merger Agreement is hereby amended in its entirety to read as follows:

(vi) Lockup Agreement. Each of the Stockholders and all officers and directors of the Company shall have executed a Lockup Agreement in substantially the form attached hereto as Exhibit G (the “Lockup Agreement”), that such person shall not sell, pledge, transfer, assign or engage in any hedging transaction with respect to Parent Common Stock issued to such stockholders as part of the Merger Consideration commencing upon the Effective Time, and all Stock Consideration shall be released from the Lock-Up Agreement eighteen (18) months following the Effective Time;

5. The Lockup Agreement in the form of Exhibit G to the Initial Merger Agreement is hereby amended to provide for a lock-up period of eighteen (18) months.

6. Article 9 of the Initial Merger Agreement is hereby amended by adding a new Section 9.8 to read in its entirety as follows:

9.8 Earn-out Shares to the Stockholders.

(a) In the event that the Surviving Company shall achieve Net Income for its fiscal years ending December 31, 2008, 2009 and 2010 as set forth below, then the Surviving Company shall deliver, on or before one hundred twenty (120) days after the end of each such fiscal year, to the Stockholders a number of shares of Parent Common Stock, allocated to each Stockholder in accordance with the Allocation Agreement as amended as of the date hereof, equal to the applicable amount of the Earn-out Shares as set forth below:

Fiscal Year Ending	Net Income	Earn-out Shares Payable
December 31, 2008	at least $2,500,000	500,000 shares of Parent Common Stock
December 31, 2009	at least $3,000,000 for fiscal year 2009 or at least $5,500,000 for fiscal years 2008 and 2009 on a cumulative basis	500,000 shares of Parent Common Stock[1]
December 31, 2010	at least $3,600,000 for fiscal year 2010 or at least $9,100,000 for fiscal years 2008, 2009 and 2010 on a cumulative basis	500,000 shares of Parent Common Stock[2]

3

(b) Notwithstanding the foregoing, in the event that the Stockholders shall not have been paid in accordance with Section 9.8(a) above, in the aggregate, Earn-out Shares in the amount of 1,000,000 shares of Parent Common Stock, then the Surviving Company shall cause, on or before one hundred twenty (120) days after the fiscal year ending December 31, 2010, the below-named stockholders of the Surviving Company (“Transferors”) to convey and transfer, free and clear of any liens and encumbrances, to the Stockholders an aggregate of 500,000 shares of Parent Common Stock (the “Founders Shares”), on a pro-rata basis allocated to each Stockholder in accordance with the Allocation Agreement, as amended as of the date hereof.

The Founders Shares shall be allocated to each Stockholder as follows:

Number of Shares
Transferor	of Parent Common Stock

Peter Engel	263,800
Howard Cohl	176,550
Peter Dombrowski	29,800
Michael Arthur	9,950
Marc Jaffe	9,950
Fred Tarter	9,950

(c) Upon the date that the Founders Shares are released from escrow (the “Release Date”) pursuant to the Stock Escrow Agreement dated June 5, 2006, such shares shall be deposited into escrow to be held during the period commencing on the Release Date and ending on the earlier of (i) the date that an aggregate of 1,000,000 Earn-out shares have been paid to the Stockholders pursuant to Section 9.8(a) or (ii) the date which is one hundred twenty (120) days after the fiscal year ending December 31, 2010. Any of the Founders Shares deposited in escrow which have not been paid to the Stockholders on or before the date which is one hundred twenty (120) days after the end of the fiscal year ending December 31, 2010 in accordance with this Article 9.8 shall be released to the Founders.

7. Article 2(c) of each of the Employment Agreements in the form of Exhibits B, C and D to the Initial Merger Agreement is hereby amended to provide that each Employee shall be eligible to receive an annual performance bonus of up to 50% of the Base Salary for each year of the term of such Employment Agreement.

8.  Parent has obtained the consent of Maxim to reduce the Maxim Advisory Fee by $100,000 such that the Maxim Advisory Fee is $200,000, payable fifty percent (50%) in cash and fifty percent (50%) in shares of Parent Common Stock.

1 1,000,000 shares of Parent Common Stock if Net Income is at least $5,500,000 for fiscal years 2008 and 2009 on a cumulative basis and no Earn Out Shares have been issued to date.
2 1,500,000 shares of Parent Common Stock, less any Earn Out Shares that have been issued to date, if Net Income is at least $9,100,000 for fiscal years 2008, 2009 and 2010 on a cumulative basis.

4

9. The parties hereto hereby ratify and reaffirm the Initial Merger Agreement, as amended and modified by this Amendment.

10. The parties hereto agree that all of the provisions of Article 10 - General Provisions of the Initial Merger Agreement are hereby incorporated by reference into this Amendment and shall fully apply to this Amendment as if such provisions were set forth in this Amendment.

* * * *

[Remainder of Page Left Blank - Signature Page Follows]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above-written.

COMPANY:
Hotels At Home, Inc.

By: /s/ Michael Ware
Name: Michael Ware
Title: President

STOCKHOLDERS’ REPRESENTATIVE:

/s/ Robin Ware
Robin Ware

STOCKHOLDERS:

/s/ Robin Ware
Robin Ware

/s/ Michael Ware
Michael Ware

/s/ Raymond Romano
Raymond Romano

[Signature Page to Amendment to Merger Agreement]

PARENT:
Affinity Media International Corp.

By: /s/ Peter Engel
Name: Peter Engel
Title: Chief Executive Officer

MERGER SUBSIDIARY:
Affinity Acquisition Subsidiary Corp.

By: /s/ Howard Cohl
Name: Howard Cohl
Title: President

The undersigned hereby acknowledge and agree to the provisions of Article 6 of the foregoing Amendment:

/s/ Peter Engel	/s/ Michael Arthur
Peter Engel	Michael Arthur

/s/ Howard Cohl	/s/ Marc Jaffe
Howard Cohl	Marc Jaffe

/s/ Peter Dombrowski	/s/ Fred Tarter
Peter Dombrowski	Fred Tarter

[Signature Page to Amendment to Merger Agreement]

Annex C – Opinion of Ladenberg Thalmann & Co. Inc.

October 23, 2007

The Board of Directors
Affinity Media International Corporation
1850 Sawtelle Blvd.
Suite 470
Los Angeles CA 90025

Gentlemen:

We have been advised that, pursuant to the Agreement and Plan of Merger, dated July 24, 2007 (the “Agreement”), by and among Affinity Media International Corporation (the “Company”), Affinity Acquisition Subsidiary Corporation (“Merger Sub”), and Hotels At Home, Inc. (“HAH”), HAH will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”). As consideration for the Merger, the Company will deliver at closing $16,000,000 in cash and 3,509,203 shares of Company common stock (the “Consideration”). The terms and conditions of the Merger are more specifically set forth in the Agreement.

We have been retained to render an opinion as to whether, on the date of such opinion, (i) the Consideration is fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of HAH is at least equal to 80% of the net assets of the Company.

We have not been requested to opine as to, and our opinion does not in any manner address, the relative merits of the Merger as compared to any alternative business strategy that might exist for the Company, the decision of whether the Company should complete the Merger, and other alternatives to the Merger that might exist for the Company. The financial terms and other terms of the Merger were determined pursuant to negotiations between the Company, HAH and each of their respective financial advisors, and not pursuant to our recommendations.

In arriving at our opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:

•	Reviewed the Agreement.

•
Reviewed publicly available financial information and other data with respect to the Company that we deemed relevant, including the Annual Report on Form 10-KSB for the year ended December 31, 2006, the Quarterly Report on Form 10-QSB for the six months ended June 30, 2007, the Registration Statement on Form S-1 filed September 30, 2005 and amendments thereto, the Current Report on Form 8-K filed June 25, 2007.

{00062305.DOC.1} LADENBURG THALMANN & CO. INC. 4400 Biscayne Boulevard, 14TH Floor Miami, FL 33137 Phone 305.572.4200 • Fax 305.572.4220 MEMBER NYSE, AMEX, FINRA, SIPC

The Board of Directors
Affinity Media International Corporation
October 23, 2007

•
Reviewed non-public information and other data with respect to HAH, including audited financial statements for the three years ended December 31, 2006, unaudited financial statements for the six months ended June 30, 2007, financial projections for the three years ending December 31, 2009, and other internal financial information and management reports.

•	Reviewed and analyzed the Merger’s pro forma impact on the Company’s securities outstanding and stockholder ownership.

•	Considered the historical financial results and present financial condition of the Company.

•	Reviewed and compared the trading of, and the trading market for the Company’s common stock and units.

•	Reviewed and analyzed the indicated value of the Consideration.

•	Reviewed and analyzed HAH’s projected unlevered free cash flows and prepared a discounted cash flow analysis.

•	Reviewed and analyzed certain financial characteristics of publicly-traded companies that were deemed to have characteristics comparable to HAH.

•	Reviewed and analyzed certain financial characteristics of target companies in transactions where such target company was deemed to have characteristics comparable to that of HAH.

•	Reviewed and compared the net asset value of the Company to the indicated enterprise value range of HAH.

•
Reviewed and discussed with representatives of the Company and HAH management certain financial and operating information furnished by them, including financial projections and analyses with respect to HAH’s business and operations.

•	Performed such other analyses and examinations as were deemed appropriate.

In arriving at our opinion we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was supplied or otherwise made available to us without assuming any responsibility for any independent verification of any such information and we have further relied upon the assurances of Company and HAH management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial information and projections utilized, we assumed that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments, and that such information provides a reasonable basis upon which we could make our analysis and form an opinion. We have not evaluated the solvency or fair value of the Company or HAH under any foreign, state or federal laws relating to bankruptcy, insolvency or similar matters. We have not made a physical inspection of the properties and facilities of HAH and have not made or obtained any evaluations or appraisals of HAH’s assets and liabilities (contingent or otherwise). In addition, we have not attempted to confirm whether HAH has good title to its assets.

The Board of Directors
Affinity Media International Corporation
October 23, 2007

We assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable foreign, federal and state statutes, rules and regulations. We assumed that the Merger will be consummated substantially in accordance with the terms set forth in the Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations or in the alternative that any such amendments, revisions or waivers thereto will not be detrimental to Company or its stockholders in any material respect.

Our analysis and opinion are necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, October 23, 2007. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Our opinion is for the use and benefit of the Board of Directors of the Company in connection with its determination to recommend the Merger to its stockholders for approval, and is not intended to be and does not constitute an opinion or recommendation to any stockholder of the Company as to how such stockholder should vote or act if required with respect to the Merger. We do not express any opinion as to the underlying valuation or future performance of the Company or HAH, or the price at which the Company’s securities might trade at any time in the future.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, (i) the Consideration is fair, from a financial point of view, to the Company’s stockholders, and (ii) the fair market value of HAH is at least equal to 80% of the net assets of the Company.

In connection with our services, we have previously received a retainer and will receive the balance of our fee when we notify the Company that we are prepared to deliver the opinion. Our fee for providing the fairness opinion is not contingent on the completion of the Merger. Ladenburg has not provided any other services to the Company or HAH in the past. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion.

In the ordinary course of business, Ladenburg, certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the Company, any other party that may be involved in the Transaction and their respective affiliates.

Pursuant to our policies and procedures, this opinion was not required to be, and was not approved or issued by a fairness committee.

The Board of Directors
Affinity Media International Corporation
October 23, 2007

Our opinion is for the use and benefit of the Board of Directors of the Company and is rendered in connection with its consideration of the Merger and may not be used by the Company for any other purpose or reproduced, disseminated, quoted or referred to by the Company at any time, in any manner or for any purpose, without our prior written consent, except that this opinion may be reproduced in full in, and references to the opinion and to us and our relationship with the Company may be included in filings made by the Company with the Securities and Exchange Commission, if required by Securities and Exchange Commission rules, and in any proxy statement or similar disclosure document disseminated to stockholders if required by the Securities and Exchange Commission rules.

Very truly yours,

Ladenburg Thalmann & Co. Inc.

ANNEX D

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
AFFINIT MEDIA INTERNATIONAL CORP.

Pursuant to Delaware General Corporation Law Section 242, Affinity Media International Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendment to the Corporation’s Certificate of Incorporation:

Article FOURTH Section A of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 30,000,000 of which 29,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of the Corporation, has duly executed this Certificate of Amendment as of the __ day of _________, 2008.

AFFINITY MEDIA INTERNATIONAL CORP.

Peter Engel Chief Executive Officer and Chairman

ANNEX E

AFFINITY MEDIA INTERNATIONALCORP.

2007 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

Section 1.1 Purpose. This 2007 Long-Term Incentive Compensation Plan (the “Plan”) is established by Affinity Media International Corp., a Delaware corporation (the “Company”), to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Stock Appreciation Rights (“SARs”), Performance Units and Performance Bonuses to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, SARs and Performance Units to Consultants and Eligible Directors, subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of [___________], 2007 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled. The Plan is subject to approval by the Company’s stockholders in accordance with applicable law which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the stockholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of stockholder approval. In the event stockholder approval is not obtained within a twelve-month period, all Awards granted shall be void.

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 1,400,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”).

ARTICLE II
DEFINITIONS

Section 2.1 “Account” means the recordkeeping account established by the Company to which will be credited an Award of Performance Units to a Participant.

Section 2.2 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

Section 2.3 “Award” means, individually or collectively, any Option, Restricted Stock Award, SAR, Performance Unit or Performance Bonus granted under the Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit SAR or Restricted Stock Award granted under the Plan to a Consultant or an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

Section 2.4 “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

Section 2.5 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.1, the term “Board” shall include such Committee.

Section 2.6 “Change of Control Event” means each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii) The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

Section 2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.1.

Section 2.9 “Common Stock” means the common stock, par value $.0001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article X.

Section 2.10 “Consultant” means any person who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Section 2.11 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

Section 2.12 “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

Section 2.13 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

Section 2.14 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.16 “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

Section 2.17 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

Section 2.18 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

Section 2.19 “Option” means an Award granted under Article V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

Section 2.20 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under the Plan.

Section 2.21 “Performance Bonus” means the cash bonus which may be granted to Eligible Employees under Article IX of the Plan.

Section 2.22 “Performance Units” means those monetary units that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article VIII hereof.

Section 2.23 “Plan” means this Affinity Media International Corp. 2007 Long-Term Incentive Compensation Plan.

Section 2.24 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of the Plan.

Section 2.25 “Retirement” means the termination of an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity on or after attaining age __.

Section 2.26 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VII of the Plan.

Section 2.27 “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

ARTICLE III
ADMINISTRATION

Section 3.1 Administration of the Plan by the Board. The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers described under this Section 3.1 and otherwise under the Plan for purposes of Awards granted to Eligible Employees and Consultants.

Subject to the provisions of the Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in the Plan.

(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, SAR, Performance Unit, or Performance Bonus, the number of shares of Common Stock or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Board.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Determine whether and to what extent a Performance Bonus may be deferred, either automatically or at the election of the Participant or the Board.

(g) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, Performance Units, SARs or shares of Restricted Stock awarded to Eligible Directors selected for participation. If the Board appoints a committee to administer the Plan, it may delegate to the committee administration of all other aspects of the Awards made to Eligible Directors.

Section 3.3 Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan or any Awards and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

Section 3.4 Section 162(m) Provisions. The Company intends for the Plan and the Awards made there under to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Board that such qualification is necessary for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and Awards made there under to satisfy the requirements of Section 162(m) of the Code.

ARTICLE IV
GRANT OF AWARDS

Section 4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) The Board shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant’s Award.

(f) Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(g) The maximum term of any Award shall be ten years.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; or (iii) a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards granted to an Eligible Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors shall require the holder to provide continued services to the Company for a period of time. These employment and service requirements are collectively referred to as a “Restriction Period”. The Board or the Committee, as the case may be, shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Board or the Committee, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, as may from time to time be established by the Board or the Committee, as the case may be. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Board or the Committee, as the case may be shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 11.5, the Board or the Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, Disability or Retirement of the Participant who is an Eligible Employee or resignation of a Participant who is a Consultants or an Eligible Director.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of the Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Section 7.2 Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock.

Section 7.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the Exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE VIII
PERFORMANCE UNITS

Section 8.1 Grant of Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 8.2.

Section 8.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award for a period of no less than a year based upon some or all of the operational, financial or performance criteria listed in Exhibit A attached. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE IX
PERFORMANCE BONUS

Section 9.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target shall be based upon all or some of the operational, financial or performance criteria more specifically listed in Exhibit A attached.

Section 9.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Board’s certification that the performance target(s) has been achieved unless the Participant has previously elected to defer payment pursuant to a nonqualified deferred compensation plan adopted by the Company. Payment of a Performance Bonus may be made in either cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
STOCK ADJUSTMENTS

In the event that the shares of Common Stock, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XI
GENERAL

Section 11.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time provided, however, that it may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

Section 11.2 Termination of Employment; Termination of Service. If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death, Disability or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability (as defined above) in lieu of the three-month period), and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

In the event a Consultant ceases to provide services to the Company or an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board. The Consultant or Eligible Director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

Section 11.3 Limited Transferability - Options. The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 11.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 11.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2 hereof. No transfer pursuant to this Section 11.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 11.3, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

Section 11.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

Section 11.5 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

Section 11.6 Amendments to Awards. Subject to the limitations of Article IV, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

Section 11.7 Registration; Regulatory Approval. Following approval of the Plan by the stockholders of the Company as provided in Section 1.2 of the Plan, the Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

Section 11.8 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

Section 11.9 Reliance on Reports. Each member of the Board and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 11.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 11.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable Federal law.

Section 11.12 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

Section 11.13 No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Section 11.14 Conformance to Section 409A of the Code To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

EXHIBIT A

2007 Long-Term Incentive Compensation Plan
Performance Criteria

Operational Criteria may include:

Reserve additions/replacements

Finding & development costs

Production volume

Production Costs

Financial Criteria may include:

Earnings(net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”)

Earnings per share:

Cash flow

Operating income

General and Administrative Expenses

Debt to equity ratio

Debt to cash flow

Debt to EBITDA

EBITDA to Interest

Return on Assets

Return on Equity

Return on Invested Capital

Profit returns/margins

Midstream margins

Stock Performance Criteria:

Stock price appreciation

Total stockholder return

Relative stock price performance